                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                             AGGRESSIVE EQUITY FUND

                                DECEMBER 20, 2004

                       (AS SUPPLEMENTED JANUARY 28, 2005)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 20, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                              3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                          3

  INVESTMENT STRATEGIES                                                                                   3
  HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                    6
  SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                   9
  INVESTMENT RESTRICTIONS                                                                                 9
  TEMPORARY DEFENSIVE POSITION                                                                           10
  PORTFOLIO TURNOVER                                                                                     10

MANAGEMENT OF THE FUND                                                                                   11

  BOARD OF TRUSTEES AND OFFICERS                                                                         11
  COMPENSATION                                                                                           15
  EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003         16
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                 17

INVESTMENT ADVISORY AND OTHER SERVICES                                                                   17

  ADVISOR                                                                                                17
  ADMINISTRATOR                                                                                          18
  CUSTODIAN AND TRANSFER AGENT                                                                           19
  DISTRIBUTOR                                                                                            20
  CODE OF ETHICS                                                                                         20
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                               20
  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                          22
  LEGAL COUNSEL                                                                                          22

BROKERAGE PRACTICES AND COMMISSIONS                                                                      22

PRICING OF FUND SHARES                                                                                   24

TAXES                                                                                                    25

CALCULATION OF PERFORMANCE DATA                                                                          26

ADDITIONAL INFORMATION                                                                                   27

  SHAREHOLDER MEETINGS                                                                                   27
  CAPITALIZATION AND VOTING                                                                              27
  FEDERAL LAW AFFECTING STATE STREET                                                                     27
  PROXY VOTING POLICY                                                                                    27
  MASSACHUSETTS BUSINESS TRUST                                                                           27

FINANCIAL STATEMENTS                                                                                     28

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                               29

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

RUSSELL 3000(R)INDEX. The fund will measure its performance against the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive

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(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is
restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that
Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities

(including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US

Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer, No compensation or other consideration is paid as a part of any such arrangement.

d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 8 are fundamental and restrictions 9 through 11 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, a fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     8. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     9. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     10. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     11. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund's portfolio turnover rate may also be affected by participation in initial public offerings (IPOs). The fund is authorized to participate in IPOs and then immediately sell the security in the aftermarket. This practice could result in active and frequent trading of portions of the fund's portfolio and an increase in the fund's portfolio turnover rate.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31:


     2004                      2003                   2002
     ----------------------------------------------------------
     185.26%                   115.51%                251.64%

The decrease in portfolio turnover in 2003 is due to a reduction in trading activity.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street              -    Interested Person        (institutional financial consultant);
Tacoma, WA 98402               of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                         (as defined in           Management Company (investment management); and
                               the 1940 Act) due        Frank Russell Investment Company and Russell
                               to his employment        Investment Funds (registered investment companies);
                               by the parent       -    Chairman of the Board and Chief Executive Officer,
                               company of the           Russell Fund Distributors, Inc. (mutual fund
                               Administrator            broker-dealer and underwriter) and Frank Russell
                          -    Chairman of the          Trust Company; and
                               Board and           -    Director, Russell Insurance Agency, Inc. (manager
                               President                of investment companies); Frank Russell
                          -    Member,                  Investments (UK) Limited (unit trust management);
                               Governance               and Frank Russell Asset Management (Cayman) II LLC
                               Committee                (limited partnership investment).
                          -    Member, Valuation
                               Committee

Agustin J. Fleites        -    Principal           -    2002 to Present, President, SSgA Funds Management,        27
State Street Financial         Executive Officer        Inc. (investment advisor);
Center                         and Chief           -    2001 to Present, Senior Principal, State Street
One Lincoln Street             Executive Officer        Global Advisors; Managing Director, Advisor
Boston, MA 02111-2900          since 2003               Strategies (investment management);
Age 39                    -    Trustee since       -    1999 to 2001, Principal, Head of Exchange Traded
                               November 2004            Funds, Offshore Funds and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation
                                                        Strategies.

INDEPENDENT TRUSTEES

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.        -    27
33 West Court Street      -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901           Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                    -    Member,                  Inc. (a registered investment advisor and provider
                               Governance               of financial and related consulting services);
                               Committee           -    Certified Financial Planner and Member, Financial
                          -    Member, Valuation        Planners Association; and
                               Committee           -    Registered Representative and Principal for
                                                        Securities with Cambridge Investment Research,
                                                        Inc., Fairfield, Iowa.

Steven J. Mastrovich      -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree         -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                         Committee                Management (private real estate investment for
Westwood, MA 02090        -    Member,                  clients primarily outside of the US to locate
Age 48                         Governance               private real estate investments in the US);
                               Committee           -    January 2000 to September 2000, Managing Director,
                          -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                               Committee                services);
                                                   -    From 1998 to 2000, President, Key Global Capital,
                                                        Inc. (provider of equity and mezzanine capital to
                                                        real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997,
                                                        Partner, Brown, Rudnick,
                                                        Freed & Gesmer (law
                                                        firm).

Patrick J. Riley          -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place       -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road              Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         -    Member,                  L.L.P. (law firm); and
Age 56                         Governance          -    Director, SSgA Cash Management Fund plc; and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

Richard D. Shirk          -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE    -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877         Committee           -    1996 to March 2001, President and Chief Executive
Age 59                    -    Member,                  Officer, Cerulean Companies, Inc. (holding
                               Governance               company);
                               Committee           -    1992 to March 2001, President and Chief Executive
                          -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                               Committee                association for independent Blue Cross and Blue
                                                        Shield health care plans);
                                                   -    1993 to November 2001, Chairman and Board

                                                        Member, Georgia Caring for Children Foundation
                                                        (private foundation);
                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road         -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921              Committee                and services company); and
Age 61                    -    Member,             -    Director, SSgA Cash Management Fund plc and State
                               Governance               Street Global Advisors Ireland, Ltd. (investment
                               Committee                companies).
                          -    Member, Valuation
                               Committee

Henry W. Todd             -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive         -    Member, Audit            (flavorings manufacturer);
Montgomeryville,               Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
PA 18936                  -    Member,                  in vanilla flavoring); and
Age 57                         Governance          -    Director, SSgA Cash Management Fund plc and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

PRINCIPAL OFFICERS

                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
J. David Griswold         -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                   and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA 98402               since 1994;         -    Assistant Secretary and Associate General Counsel, Director - Global
Age 47                    -    Chief Legal              Regulatory Policy, Frank Russell Investment Management Company
                               Officer since 2003       (investment management);
                                                   -    Director - Global Regulatory Policy, Russell Real Estate Advisors, Inc.
                                                        (investment management);
                                                   -    Assistant Secretary and Associate General Counsel, Frank Russell
                                                        Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds); Russell Fund Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial         since 2002               advisor);
Center                                             -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                      management);
Boston, MA 02111-2900                              -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                  financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                   Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402               Accounting               company); and
Age 41                         Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and Russell
                                                        Investment Funds (registered investment companies).

Peter A. Ambrosini        -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial         Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                      and
Boston, MA 02111-2900                              -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                  Compliance Consulting Group, PricewaterhouseCoopers.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.


                                                            FISCAL 2004 TOTAL
                                                        COMPENSATION FROM FUND AND
                                FISCAL 2004 AGGREGATE     FUND COMPLEX PAID TO
          NAME/POSITION         COMPENSATION FROM FUND          TRUSTEES
     -----------------------------------------------------------------------------
     Lynn L. Anderson,                      None                      None
     Chairman of the Board
     and President

     Agustin J. Fleites, Chief              None                      None
     Executive Officer and
     Trustee

     William L. Marshall,             $    2,170               $   108,535
     Trustee

     Steven J. Mastrovich,            $    2,162               $   105,482

     Trustee

     Patrick J. Riley, Trustee        $    2,170               $   108,636

     Richard D. Shirk, Trustee        $    2,168               $   107,958

     Bruce D. Taber, Trustee          $    2,170               $   108,977

     Henry W. Todd, Trustee           $    2,179               $   112,387

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                         AGGREGATE DOLLAR RANGE
                                                                                         OF EQUITY SECURITIES IN
                                                                                             ALL REGISTERED
                                                                                          INVESTMENT COMPANIES
                                                                                         OVERSEEN BY TRUSTEES IN
                                                                                           FAMILY OF INVESTMENT
          TRUSTEE                  DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND               COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000        $10,001-$50,000
                                Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    All Funds                             $0                            $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000       $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000          Over $100,000
                                Aggressive Equity Fund                $10,001-$50,000
                                International Stock Selection Fund    $50,001-$100,000
                                Emerging Markets Fund                 $50,001-$100,000
                                Core Opportunities Fund               Over $100,000
                                Small Cap Fund                        Over $100,000
                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000        $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000        $50,001-$100,000
                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                            $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- Windanchor, 1776 Heritage Drive, 4th Floor, Adams Building 4W, North Quincy, MA 02171-2119--29.03%

- Winddeck, 1776 Heritage Drive, 4th Floor, Adams Building 4W, North Quincy, MA 02171-2119--19.54%

- Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104-4122--32.32%

- National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008-3908--5.48%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:


     2004                      2003                   2002
     ----------------------------------------------------------
     $ 589,657                 $ 475,666              $ 420,481


Through December 31, 2005, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of 1.10% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ended August 31:

     2004                      2003                   2002
     ----------------------------------------------------------
     $  33,978                 $  89,763              $     404

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


     2004                      2003                   2002
     ----------------------------------------------------------
     $  54,032                 $  50,752              $  49,242

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation. $350 per month;

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:

     2002
     ---------
     $  10,746

Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


     2004                      2003                   2002
     ----------------------------------------------------------
     $  78,086                 $  31,691              $  19,240


For fiscal 2004, these amounts are reflective of the following individual payments:


     Advertising                        $      5,579
     Printing                                    543
     Compensation to Dealers                  50,359
     Compensation to Sales Personnel          18,383
     Other(1)                                  3,222
                                        ------------
     Total                              $     78,086
                                        ============

Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:


     2004                      2003                   2002
     ----------------------------------------------------------
     $  19,659                 $  3,380               $   1,282

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 16, 2004, the Funds' Board of Trustees, upon the recommendation of the Audit Committee, voted to appoint Deloitte & Touche LLP as their independent registered public accounting firm for the fiscal year ending August 31, 2005, subject to Deloitte & Touche LLP's satisfaction with new client procedures. Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116. Through the fiscal year ending August 31, 2004, PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP's report on the Funds' financial statements for the fiscal year ending August 31, 2004, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Advisor paid the following total brokerage commissions during the last three fiscal years ended August 31:


     2004                      2003                   2002
     ----------------------------------------------------------
     $ 554,427                 $ 313,782              $ 246,250


Of the total brokerage commissions paid, an affiliated broker/dealer(s) received the following during the last three fiscal years ended August 31:


     2004                      2003                   2002
     ----------------------------------------------------------
     $       0                 $   1,449              $   5,018


Relating to the total brokerage commissions paid by the Advisor for the fiscal year ended August 31, 2004, the percentage of brokerage commissions received by an affiliated broker/deal amounted to 0% of the total.

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was 0% for the fiscal year ended August 31, 2004.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows:


                                                 PRINCIPAL        COMMISSIONS
                                                  ($000)            ($000)
                                                 ----------------------------
     Investment Technology Group Inc.              66,136             60
     Instinet                                      34,675             52
     Credit Suisse First Boston                    25,211             76
     Lehman Brothers Inc.                          25,178             89
     Fidelity Capital Markets                      12,295             38
     Morgan Stanley Co, Inc.                       10,107             --
     Charles Schwab Co., Inc.                       99,92             23
     Goldman Sachs & Co.                            9,873             21
     UBS Securities LLC                             8,977             21
     Standard & Poor's Securities Inc.              8,401             17
     Prudential Equity Group                           --             15

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2004, the fund had a net tax basis capital loss carryover in the following amount, which may be applied against any realized net taxable gains in each succeeding year or until the expiration date indicated below, whichever occurs first:


          CARRYOVER AMOUNT      EXPIRATION DATE
          -------------------------------------
          $      5,709,621      August 31, 2011

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                             P(1+T)(TO THE POWER OF n) = ERV

        where:  P =     a hypothetical initial payment of $1,000
                T =     average annual total return
                n =     number of years
                ERV =   ending redeemable value of a hypothetical $1,000
                        payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period
                        (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                                P(1+T)(TO THE POWER OF n) = ATV SUB(D)

        where:  P =           a hypothetical initial payment of $1,000
                T =           average annual total return (after taxes on
                              distributions)
                n =           number of years
                ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods
                              (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                       AVERAGE ANNUAL TOTAL RETURN
         --------------------------------------------------------
         ONE YEAR ENDING   FIVE YEARS ENDING   INCEPTION TO
         AUGUST 31, 2004   AUGUST 31, 2004     AUGUST 31, 2004(1)
         --------------------------------------------------------
             8.42%               9.88%              13.39%

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

----------
(1)  Annualized. The fund commenced operations on December 30, 1998.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

          APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2) provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4) matches proxies received with holdings as of record date;
   5) reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7) documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

   - Against offers when there are prospects for an enhanced bid or other bidders

   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                             AGGRESSIVE EQUITY FUND

                                 CLASS R SHARES

                                DECEMBER 20, 2004

                       (AS SUPPLEMENTED JANUARY 28, 2005)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 20, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                             3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                         3

   INVESTMENT STRATEGIES                                                                                 3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                  6
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                 9
   INVESTMENT RESTRICTIONS                                                                               9
   TEMPORARY DEFENSIVE POSITION                                                                         10
   PORTFOLIO TURNOVER                                                                                   10

MANAGEMENT OF THE FUND                                                                                  11

   BOARD OF TRUSTEES AND OFFICERS                                                                       11
   COMPENSATION                                                                                         15
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003       16
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                               17

INVESTMENT ADVISORY AND OTHER SERVICES                                                                  17

   ADVISOR                                                                                              17
   ADMINISTRATOR                                                                                        18
   CUSTODIAN AND TRANSFER AGENT                                                                         19
   DISTRIBUTOR                                                                                          20
   CODE OF ETHICS                                                                                       20
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                             20
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                        22
   LEGAL COUNSEL                                                                                        22

BROKERAGE PRACTICES AND COMMISSIONS                                                                     22

PRICING OF FUND SHARES                                                                                  24

TAXES                                                                                                   25

CALCULATION OF PERFORMANCE DATA                                                                         26

ADDITIONAL INFORMATION                                                                                  27

   SHAREHOLDER MEETINGS                                                                                 27
   CAPITALIZATION AND VOTING                                                                            27
   FEDERAL LAW AFFECTING STATE STREET                                                                   27
   PROXY VOTING POLICY                                                                                  27
   MASSACHUSETTS BUSINESS TRUST                                                                         27

FINANCIAL STATEMENTS                                                                                    28

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                             29

                                 FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

RUSSELL 3000(R)INDEX. The fund will measure its performance against the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive

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(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is
restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that
Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities

(including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US

Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer, No compensation or other consideration is paid as a part of any such arrangement.

d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 8 are fundamental and restrictions 9 through 11 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, a fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     8. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     9. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     10. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     11. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund's portfolio turnover rate may also be affected by participation in initial public offerings (IPOs). The fund is authorized to participate in IPOs and then immediately sell the security in the aftermarket. This practice could result in active and frequent trading of portions of the fund's portfolio and an increase in the fund's portfolio turnover rate.

The fund had the following portfolio turnover rates during the fiscal years ended August 31:


     2004
     ---------------
     185.26%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street              -    Interested Person        (institutional financial consultant);
Tacoma, WA  9840 2             of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                         (as defined in           Management Company (investment management); and
                               the 1940 Act) due        Frank Russell Investment Company and Russell
                               to his employment        Investment Funds (registered investment companies);
                               by the parent       -    Chairman of the Board and Chief Executive Officer,
                               company of the           Russell Fund Distributors, Inc. (mutual fund
                               Administrator            broker-dealer and underwriter) and Frank Russell
                          -    Chairman of the          Trust Company; and
                               Board and           -    Director, Russell Insurance Agency, Inc. (manager
                               President                of investment companies); Frank Russell
                          -    Member,                  Investments (UK) Limited (unit trust management);
                               Governance               and Frank Russell Asset Management (Cayman) II LLC
                               Committee                (limited partnership investment).
                          -    Member, Valuation
                               Committee

Agustin J. Fleites        -    Principal           -    2002 to Present, President, SSgA Funds Management,        27
State Street Financial         Executive Officer        Inc. (investment advisor);
Center                         and Chief           -    2001 to Present, Senior Principal, State Street
One Lincoln Street             Executive Officer        Global Advisors; Managing Director, Advisor
Boston, MA 02111-2900          since 2003               Strategies (investment management);
Age 39                    -    Trustee since       -    1999 to 2001, Principal, Head of Exchange Traded
                               November 2004            Funds, Offshore Funds and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation
                                                        Strategies.

INDEPENDENT TRUSTEES

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.        -    27
33 West Court Street      -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901           Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                    -    Member,                  Inc. (a registered investment advisor and provider
                               Governance               of financial and related consulting services);
                               Committee           -    Certified Financial Planner and Member, Financial
                          -    Member, Valuation        Planners Association; and
                               Committee           -    Registered Representative and Principal for
                                                        Securities with Cambridge Investment Research,
                                                        Inc., Fairfield, Iowa.

Steven J. Mastrovich      -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree         -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                         Committee                Management (private real estate investment for
Westwood, MA 02090        -    Member,                  clients primarily outside of the US to locate
Age 48                         Governance               private real estate investments in the US);
                               Committee           -    January 2000 to September 2000, Managing Director,
                          -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                               Committee                services);
                                                   -    From 1998 to 2000, President, Key Global Capital,
                                                        Inc. (provider of equity and mezzanine capital to
                                                        real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997,
                                                        Partner, Brown, Rudnick, Freed & Gesmer (law
                                                        firm).

Patrick J. Riley          -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place       -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road              Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         -    Member,                  L.L.P. (law firm); and
Age 56                         Governance          -    Director, SSgA Cash Management Fund plc; and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

Richard D. Shirk          -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE    -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877         Committee           -    1996 to March 2001, President and Chief Executive
Age 59                    -    Member,                  Officer, Cerulean Companies, Inc. (holding
                               Governance               company);
                               Committee           -    1992 to March 2001, President and Chief Executive
                          -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                               Committee                association for independent Blue Cross and Blue
                                                        Shield health care plans);
                                                   -    1993 to November 2001, Chairman and Board

                                                        Member, Georgia Caring for Children Foundation
                                                        (private foundation);
                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road         -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA  01921             Committee                and services company); and
Age 61                    -    Member,             -    Director, SSgA Cash Management Fund plc and State
                               Governance               Street Global Advisors Ireland, Ltd. (investment
                               Committee                companies).
                          -    Member, Valuation
                               Committee

Henry W. Todd             -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive         -    Member, Audit            (flavorings manufacturer);
Montgomeryville, PA            Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                     -    Member,                  in vanilla flavoring); and
Age 57                         Governance          -    Director, SSgA Cash Management Fund plc and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

PRINCIPAL OFFICERS

                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
J. David Griswold         -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                   and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA 98402               since 1994;         -    Assistant Secretary and Associate General Counsel, Director - Global
Age 47                    -    Chief Legal              Regulatory Policy, Frank Russell Investment Management Company
                               Officer since 2003       (investment management);
                                                   -    Director - Global Regulatory Policy, Russell Real Estate Advisors, Inc.
                                                        (investment management);
                                                   -    Assistant Secretary and Associate General Counsel, Frank Russell
                                                        Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds); Russell Fund Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial         since 2002               advisor);
Center                                             -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                      management);
Boston, MA 02111-2900                              -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                  financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                   Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA  98402              Accounting               company); and
Age 41                         Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini        -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial         Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                      and
Boston, MA 02111-2900                              -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                  Compliance Consulting Group, PricewaterhouseCoopers.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.


                                                                        FISCAL 2004 TOTAL
                                                                    COMPENSATION FROM FUND AND
                                          FISCAL 2004 AGGREGATE        FUND COMPLEX PAID TO
               NAME/POSITION             COMPENSATION FROM FUND              TRUSTEES
     -----------------------------------------------------------------------------------------
     Lynn L. Anderson, Chairman                      None                          None
     of the Board and President

     Agustin J. Fleites, Chief                       None                          None
     Executive Officer and Trustee

     William L. Marshall, Trustee              $    2,170                  $    108,535

     Steven J. Mastrovich,                     $    2,162                  $    105,482

     Trustee

     Patrick J. Riley, Trustee                 $    2,170                  $    108,636

     Richard D. Shirk, Trustee                 $    2,168                  $    107,958

     Bruce D. Taber, Trustee                   $    2,170                  $    108,977

     Henry W. Todd, Trustee                    $    2,179                  $    112,387

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                           AGGREGATE DOLLAR RANGE
                                                                                           OF EQUITY SECURITIES IN
                                                                                               ALL REGISTERED
                                                                                            INVESTMENT COMPANIES
                                                                                           OVERSEEN BY TRUSTEES IN
                                                                                            FAMILY OF INVESTMENT
          TRUSTEE                   DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000          $10,001-$50,000
                                Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    All Funds                             $0                             $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000        $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000           Over $100,000
                                Aggressive Equity Fund                $10,001-$50,000
                                International Stock Selection         $50,001-$100,000
                                Fund
                                Emerging Markets Fund                 $50,001-$100,000
                                Core Opportunities Fund               Over $100,000
                                Small Cap Fund                        Over $100,000
                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000          $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000         $50,001-$100,000
                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                             $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company ("State Street") may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of any class of shares of the fund in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of any class of shares of the fund's voting securities.

Frank Russell Investment Management Company ("Administrator"), Investment Company's administrator, will be the sole shareholder of the Class R Shares of the fund until such time as the fund has public shareholders and therefore may be deemed a controlling person.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- State Street Global Advisors, State Street Financial Center, One Lincoln Street, Boston, MA 02111--99%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The management fee of the Class R Shares Funds is the same as the management fee of the original class of shares. Therefore, the management fee is allocated equally among classes and shareholders.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:


     2004
     ---------------
     $  589,657

The Advisor has agreed to reimburse the fund for all expenses in excess of 1.60% of average daily net assets on an annual basis. The Advisor has contractually agreed to this reimbursement through December 31, 2005. This reimbursement amounted to $33,978 in fiscal 2004.

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to Administrator for the fiscal year ended August 31:


     2004
     ---------------
     $  54,032

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation.  $350 per month;

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the fund has adopted an active distribution service plan providing payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the fund's principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the fund by enabling the fund to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992, which was restated to reflect the change of distributor and to update current operations on April 9, 2002, for the original SSgA Funds' class (referred to herein as the Institutional Class). The Board of Trustees adopted a distribution plan for Class R Shares of the fund on April 8, 2003 (the Plan) which is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Plan each fund pays the Distributor a fee not to exceed 0.70% of the fund's average net asset value per year, for distribution, shareholder and administrative services provided to the fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a fund are not permitted by the Plan to exceed .65% of the fund's average net asset value per year. Payments to the Distributor for distribution and shareholder services to a fund are not permitted by the Plan to exceed 0.05% of the fund's average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

The Plan does not provide for the fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Financial Intermediaries"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Financial Intermediaries. Under the Service Agreements, the Financial Intermediaries may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Financial Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Financial Intermediaries may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The fund accrued the following expenses to the Distributor for the fiscal year ended August 31:


     2004
     ---------------
     $  0


Expenses for Class R are lower for the fiscal year ended August 31, 2004 due to lower than expected fees for distribution and shareholder service. Such fees may be significantly higher in the future. Through December 31, 2005, the Distributor has contractually agreed to waive up to .70% of the average daily net assets on an annual basis the distribution and shareholder servicing fees of the Class R Shares. No waiver was made for the fiscal year ended August 31, 2004.

For fiscal 2004, these amounts are reflective of the following individual payments:

     Advertising                                 $   0
     Printing                                    $   0
     Compensation to Dealers                     $   0
     Compensation to Sales Personnel             $   0
     Other(1)                                    $   0
     Total                                       $   0


The fund accrued expenses in the following amount to State Street under a Service Agreement pursuant to Rule 12b-1 for the fiscal year ended August 31:


     2004
     ---------------
     $  2


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 16, 2004, the Funds' Board of Trustees, upon the recommendation of the Audit Committee, voted to appoint Deloitte & Touche LLP as their independent registered public accounting firm for the fiscal year ending August 31, 2005, subject to Deloitte & Touche LLP's satisfaction with new client procedures. Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116. Through the fiscal year ending August 31, 2004, PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP's report on the Funds' financial statements for the fiscal year ending August 31, 2004, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                      BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


The total brokerage commissions paid by the Advisor amounted to the following for the fiscal year ended August 31:



     2004
     ---------------
     $  554,427

Of the total brokerage commissions paid by the Advisor, commissions received by an affiliated broker/dealer amounted to the following for the fiscal years ended August 31:



     2004
     ---------------
     $  0


Relating to the total brokerage commissions paid by the Advisor for the fiscal year ended August 31, 2004, the percentage of brokerage commissions received by an affiliated broker/deal amounted to 0% of the total.

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was 0% for the fiscal year ended August 31, 2004.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows:


                                                                 PRINCIPAL                   COMMISSIONS
                                                                  ($000)                       ($000)
                                                         -----------------------------------------------------
     Investment Technology Group Inc.                             66,136                         60
     Instinet                                                     34,675                         52
     Credit Suisse First Boston                                   25,211                         76
     Lehman Brothers Inc.                                         25,178                         89
     Fidelity Capital Markets                                     12,295                         38

     Morgan Stanley Co, Inc.                                      10,107                         --
     Charles Schwab Co., Inc.                                      99,92                         23
     Goldman Sachs & Co.                                           9,873                         21
     UBS Securities LLC                                            8,977                         21
     Standard & Poor's Securities Inc.                             8,401                         17
     Prudential Equity Group                                          --                         15

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                     TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.



At August 31, 2004, the fund had a net tax basis capital loss carryover in the following amount, which may be applied against any realized net taxable gains in each succeeding year or until the expiration date indicated below, whichever occurs first:


     CARRYOVER AMOUNT            EXPIRATION DATE
     --------------------------------------------------------
     $  5,709,621                August 31, 2011

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                                        P(1+T)(TO THE POWER OF n) = ERV

            where:  P =         a hypothetical initial payment of $1,000
                    T =         average annual total return
                    n =         number of years
                    ERV =       ending redeemable value of a hypothetical
                                $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                                       P(1+T)(TO THE POWER OF n) = ATV SUB(D)

            where:  P =           a hypothetical initial payment of $1,000
                    T =           average annual total return (after taxes on
                                  distributions)
                    n =           number of years
                    ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.


         AVERAGE ANNUAL TOTAL
                RETURNS
     ------------------------------
     INCEPTION TO
     AUGUST 31, 2004(1)
     ------------------------------
        1.02%

----------
(1)  Annualized. The fund commenced operations on May 14, 2004.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The Investment Company is authorized to divide shares of any fund into two or more classes of shares. The shares of each fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any fund may have separate voting rights or no voting rights. Each class of shares of a fund is entitled to the same rights and privileges as all other classes of the fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the fund's portfolio securities. The SSgA Funds have three classes of shares. The SSgA Prime Money Market Fund and the SSgA US Treasury Money Market Fund each have Class T Shares. The SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds each have Class R Shares.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

          APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2) provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4) matches proxies received with holdings as of record date;
   5) reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7) documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

   - Against offers when there are prospects for an enhanced bid or other bidders

   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                BOND MARKET FUND

                                DECEMBER 20, 2004

                       (AS SUPPLEMENTED JANUARY 28, 2005)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 20, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                 3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                             3

   INVESTMENT STRATEGIES                                                     3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                      7
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                    10
   INVESTMENT RESTRICTIONS                                                  10
   TEMPORARY DEFENSIVE POSITION                                             11
   PORTFOLIO TURNOVER                                                       11

MANAGEMENT OF THE FUND                                                      12

   BOARD OF TRUSTEES AND OFFICERS                                           12
   COMPENSATION                                                             16
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE
     CALENDAR YEAR ENDED DECEMBER 31, 2003                                  17
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                   18

INVESTMENT ADVISORY AND OTHER SERVICES                                      18

   ADVISOR                                                                  18
   ADMINISTRATOR                                                            19
   CUSTODIAN AND TRANSFER AGENT                                             20
   DISTRIBUTOR                                                              21
   CODE OF ETHICS                                                           21
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                 21
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                            23
   LEGAL COUNSEL                                                            23

BROKERAGE PRACTICES AND COMMISSIONS                                         24

PRICING OF FUND SHARES                                                      25

TAXES                                                                       26

CALCULATION OF PERFORMANCE DATA                                             26

ADDITIONAL INFORMATION                                                      28

   SHAREHOLDER MEETINGS                                                     28
   CAPITALIZATION AND VOTING                                                28
   FEDERAL LAW AFFECTING STATE STREET                                       28
   PROXY VOTING POLICY                                                      28
   MASSACHUSETTS BUSINESS TRUST                                             28

FINANCIAL STATEMENTS                                                        29

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                                30

   RATINGS OF DEBT INSTRUMENTS                                              30
   RATINGS OF COMMERCIAL PAPER                                              30

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                 32

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

LEHMAN BROTHERS AGGREGATE BOND INDEX. The fund will measure its performance against The Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is made up of the Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Index. The Government/Corporate Bond Index includes the Government and Corporate Bond Indices. The Index includes all public obligations of the US Treasury (excluding flower bonds and foreign-targeted issues); all publicly issued debt of US Government agencies and quasi-federal corporations; corporate debt guaranteed by the US Government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar denominated, SEC registered corporate and non-corporate debt. Corporate sectors include, but are not limited to, industrial, finance, and utility. Non-corporate sectors include, but are not limited to, sovereign, supranational, foreign agency, and foreign local government sovereign debt; and debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies or international agencies.

The mortgage component of the Lehman Brothers Aggregate Bond Index includes 15- and 30-year fixed rate securities backed by mortgage pools of GNMA, FHLMC, and FNMA. Balloons are included in the index. The Asset-Backed Index is composed of credit card, auto and home equity loans (pass-throughs, bullets and controlled amortization structures). All securities have an average life of at least one year.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

VARIABLE AND FLOATING RATE SECURITIES. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

MORTGAGE-RELATED SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

     2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

     3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

Because the fund accrues taxable income from zero coupon securities without receiving regular interest payments in cash, each fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the fund. Investing in these securities might also force the fund to sell portfolio securities to maintain portfolio liquidity.

Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the index options or futures contracts. Conversely, the fund may purchase or sell fewer index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer, No compensation or other consideration is paid as a part of any such arrangement.

d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions, restrictions 1 through 9 are fundamental and restrictions 10 through 13 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     8. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     10. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     11. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     12. Make investments for the purpose of gaining control of an issuer's management.

     13. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31:


       2004         2003         2002
       --------------------------------
       573.61%      649.90%      532.00%

The increase in the 2003 turnover is due to the large number of credit securities purchased in order to maintain a weighting that is close to the index. The 2002 turnover is due to an increase in trading activity, for two main reasons: First, the interest rate environment during the last period required more trading to meet the fund's investment objective. Second, the portfolio management team has been diversifying the fund's corporate issuer exposure from a historical 2-3% overweight per issuer to a maximum of .25% per issuer.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                                            NUMBER OF
                         POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                         FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND        LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                      SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson         -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street             -    Interested Person        (institutional financial consultant);
Tacoma, WA 98402              of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                        (as defined in           Management Company (investment management); and
                              the 1940 Act) due        Frank Russell Investment Company and Russell
                              to his employment        Investment Funds (registered investment companies);
                              by the parent       -    Chairman of the Board and Chief Executive Officer,
                              company of the           Russell Fund Distributors, Inc. (mutual fund
                              Administrator            broker-dealer and underwriter) and Frank Russell
                         -    Chairman of the          Trust Company; and
                              Board and           -    Director, Russell Insurance Agency, Inc. (manager
                              President                of investment companies); Frank Russell
                         -    Member,                  Investments (UK) Limited (unit trust management);
                              Governance               and Frank Russell Asset Management (Cayman) II LLC
                              Committee                (limited partnership investment).
                         -    Member, Valuation
                              Committee

Agustin J. Fleites       -    Principal           -    2002 to Present, President, SSgA Funds Management,        27
State Street Financial        Executive Officer        Inc. (investment advisor);
Center                        and Chief           -    2001 to Present, Senior Principal, State Street
One Lincoln Street            Executive Officer        Global Advisors; Managing Director, Advisor
Boston, MA 02111-2900         since 2003               Strategies (investment management);
Age 39                   -    Trustee since       -    1999 to 2001, Principal, Head of Exchange Traded
                              November 2004            Funds, Offshore Funds and SSgA Latin America; and
                                                  -    1993 to 1999, Principal, Head of Asset Allocation
                                                       Strategies.

INDEPENDENT TRUSTEES

                                                                                                            NUMBER OF
                         POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                         FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND        LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                      SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
William L. Marshall      -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.        -    27
33 West Court Street     -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901          Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                   -    Member,                  Inc. (a registered investment advisor and provider
                              Governance               of financial and related consulting services);
                              Committee           -    Certified Financial Planner and Member, Financial
                         -    Member, Valuation        Planners Association; and
                              Committee           -    Registered Representative and Principal for
                                                       Securities with Cambridge Investment Research,
                                                       Inc., Fairfield, Iowa.

Steven J. Mastrovich     -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree        -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                        Committee                Management (private real estate investment for
Westwood, MA 02090       -    Member,                  clients primarily outside of the US to locate
Age 48                        Governance               private real estate investments in the US);
                              Committee           -    January 2000 to September 2000, Managing Director,
                         -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                              Committee                services);
                                                  -    From 1998 to 2000, President, Key Global Capital,
                                                       Inc. (provider of equity and mezzanine capital to
                                                       real estate industry);
                                                  -    From 1997 to 1998, Partner, Squire, Sanders &
                                                       Dempsey (law firm); and
                                                  -    From 1994 to 1997, Partner, Brown, Rudnick,
                                                       Freed & Gesmer (law firm).

Patrick J. Riley         -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place      -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road             Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923        -    Member,                  L.L.P. (law firm); and
Age 56                        Governance          -    Director, SSgA Cash Management Fund plc; and State
                              Committee                Street Global Advisors Ireland, Ltd. (investment
                         -    Member, Valuation        companies).
                              Committee

Richard D. Shirk         -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE   -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877        Committee           -    1996 to March 2001, President and Chief Executive
Age 59                   -    Member,                  Officer, Cerulean Companies, Inc. (holding
                              Governance               company);
                              Committee           -    1992 to March 2001, President and Chief Executive

                         -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                              Committee                association for independent Blue Cross and Blue
                                                       Shield health care plans);
                                                  -    1993 to November 2001, Chairman and Board Member,
                                                       Georgia Caring for Children Foundation (private
                                                       foundation);
                                                  -    November 1998 to Present, Board Member, Healthcare
                                                       Georgia Foundation (private foundation); and
                                                  -    September 2002 to Present, Board Member,
                                                       Amerigroup Corp. (managed health care).

Bruce D. Taber           -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road        -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921             Committee                and services company); and
Age 61                   -    Member,             -    Director, SSgA Cash Management Fund plc and State
                              Governance               Street Global Advisors Ireland, Ltd. (investment
                              Committee                companies).
                         -    Member, Valuation
                              Committee

Henry W. Todd            -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive        -    Member, Audit            (flavorings manufacturer);
Montgomeryville, PA           Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                    -    Member,                  in vanilla flavoring); and
Age 57                        Governance          -    Director, SSgA Cash Management Fund plc and State
                              Committee                Street Global Advisors Ireland, Ltd. (investment
                         -    Member, Valuation        companies).
                              Committee

PRINCIPAL OFFICERS

                         POSITION(S) WITH SSgA
                         FUNDS;
NAME, ADDRESS AND        LENGTH OF TIME
AGE                      SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
J. David Griswold        -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                  and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA 98402              since 1994;         -    Assistant Secretary and Associate General Counsel, Director - Global
Age 47                   -    Chief Legal              Regulatory Policy, Frank Russell Investment Management Company
                              Officer since 2003       (investment management);
                                                  -    Director - Global Regulatory Policy, Russell Real Estate Advisors, Inc.
                                                       (investment management);
                                                  -    Assistant Secretary and Associate General Counsel, Frank Russell
                                                       Capital Inc. (investment advisor of private equity funds), and Frank
                                                       Russell Investments (Delaware), Inc. (member of general partner of private equity funds); Russell Fund Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                  -    Director, Secretary and Associate General Counsel, Frank Russell

                                                       Securities, Inc. (institutional brokerage firm); and
                                                  -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross               -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial        since 2002               advisor);
Center                                            -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                     management);
Boston, MA 02111-2900                             -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                 financial services);
                                                  -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson          -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                  Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402              Accounting               company); and
Age 41                        Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                       Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini       -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial        Officer since 2004       Management Officer, State Street Global Advisors;
Center                                            -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                     and
Boston, MA 02111-2900                             -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                 Compliance Consulting Group, PricewaterhouseCoopers.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.


                                                                   FISCAL 2004 TOTAL
                                                               COMPENSATION FROM FUND AND
                                       FISCAL 2004 AGGREGATE      FUND COMPLEX PAID TO
              NAME/POSITION           COMPENSATION FROM FUND            TRUSTEES
     ------------------------------------------------------------------------------------
     Lynn L. Anderson, Chairman                   None                      None
     of the Board and President

     Agustin J. Fleites, Chief                    None                      None
     Executive Officer and Trustee

     William L. Marshall, Trustee            $   2,669               $   108,535

     Steven J. Mastrovich, Trustee           $   2,637               $   105,482

     Patrick J. Riley, Trustee               $   2,675               $   108,636

     Richard D. Shirk, Trustee               $   2,664               $   107,958

     Bruce D. Taber, Trustee                 $   2,673               $   108,977

     Henry W. Todd, Trustee                  $   2,713               $   112,387

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                              AGGREGATE DOLLAR RANGE
                                                                                             OF EQUITY SECURITIES IN
                                                                                                  ALL REGISTERED
                                                                                              INVESTMENT COMPANIES
                                                                                             OVERSEEN BY TRUSTEES IN
                                                                                               FAMILY OF INVESTMENT
         TRUSTEE                    DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                   COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000            $10,001-$50,000
                                Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    All Funds                             $0                               $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000          $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000             Over $100,000
                                Aggressive Equity Fund                $10,001-$50,000
                                International Stock Selection         $50,001-$100,000
                                Fund
                                Emerging Markets Fund                 $50,001-$100,000
                                Core Opportunities Fund               Over $100,000
                                Small Cap Fund                        Over $100,000
                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000            $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000           $50,001-$100,000
                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                               $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- Windanchor, 1776 Heritage Drive, 4th Floor, Adams Building 4W, North Quincy, MA 02171-2119--9.82%

-    Hunter & Co., Anthem Insurance Co., PO Box 9242, Boston, MA
     02209-9242--6.21%

- Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104-4122--5.17%
- Summership & Co., The Moderate Portfolio, Schoolhouse Capital, 2 Avenue DeLafayette, Boston, MA 02111--5.15%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:


     2004         2003         2002
     -----------------------------------
     $ 968,791    $ 931,191    $ 864,998

Through December 31, 2005, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of .50% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ended August 31:


     2004         2003         2002
     ------------------------------
     $ 86,484     $ 64,792     $ 0

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the

Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


     2004         2003         2002
     -----------------------------------
     $ 131,814    $ 128,956    $ 122,463

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation. $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have.

Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:

     2002
     ---------
     $  40,574

Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


     2004        2003        2002
     ---------------------------------
     $  99,801   $  94,952   $  32,874


For fiscal 2004, these amounts are reflective of the following individual payments:


     Advertising                                    $      17,753
     Printing                                               2,172
     Compensation to Dealers                               31,606
     Compensation to Sales Personnel                       26,920
     Other(1)                                              21,350
                                                    -------------
     Total                                          $      99,801
                                                    =============

Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:


     2004        2003        2002
     ---------------------------------
     $  80,751   $  69,599   $  63,927


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 16, 2004, the Funds' Board of Trustees, upon the recommendation of the Audit Committee, voted to appoint Deloitte & Touche LLP as their independent registered public accounting firm for the fiscal year ending August 31, 2005, subject to Deloitte & Touche LLP's satisfaction with new client procedures. Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116. Through the fiscal year ending August 31, 2004, PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP's report on the Funds' financial statements for the fiscal year ending August 31, 2004, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows:


                                                              PRINCIPAL
                                                                ($000)
                                                              ---------
     Credit Suisse First Boston                                806,452
     Goldman Sachs & Co.                                       777,279
     JP Morgan Chase Bank/Greenwich                            588,263

     Banc of America Securities LLC                            550,239
     Citigroup Global Markets Inc.                             502,161
     Lehman Brothers Inc.                                      473,527
     Chase Securities Inc.                                     431,868
     Deutsche Bank Securities                                  290,999
     Merrill Lynch Pierce Fenner & Smith                       209,415
     UBS Securities LLC                                         90,184

The Bond Market Fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

     where:  P =          a hypothetical initial payment of $1,000
             T =          average annual total return
             n =          number of years

             ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

     where:  P =           a hypothetical initial payment of $1,000
             T =           average annual total return (after taxes on
                           distributions)
             n =           number of years
             ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                      AVERAGE ANNUAL TOTAL RETURNS
     ------------------------------------------------------------
     ONE YEAR ENDING     FIVE YEARS ENDING     INCEPTION TO
     AUGUST 31, 2004     AUGUST 31, 2004       AUGUST 31, 2004(1)
     ------------------------------------------------------------
         6.11%            7.25%                  6.17%

Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

     YIELD = 2[(a-b+1)(TO THE POWER OF 6)-1]
                ---
                Cd

     where:  A =      dividends and interests earned during the period
             B =      expenses accrued for the period (net of reimbursements);
             C =      average daily number of shares outstanding during the
                      period that were entitled to receive dividends; and
             D =      the maximum offering price per share on the last day of
                      the period.

----------
(1)  Annualized. The fund commenced operations on February 7, 1996.

The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the fund. Total return and other performance figures are based on historical earnings and are not indicative of future performance.

The current 30-day yield (annualized) for the fund for the period ended August 31, 2004, was 3.43%.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The

Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          - Leading market positions in well-established industries.

          - High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

          APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2) provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4) matches proxies received with holdings as of record date;
   5) reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7) documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

   - Against offers when there are prospects for an enhanced bid or other bidders

   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                BOND MARKET FUND

                                 CLASS R SHARES

                                DECEMBER 20, 2004

                       (AS SUPPLEMENTED JANUARY 28, 2005)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 20, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                           3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                       3

   INVESTMENT STRATEGIES                                                                               3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                7
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                              10
   INVESTMENT RESTRICTIONS                                                                            10
   TEMPORARY DEFENSIVE POSITION                                                                       11
   PORTFOLIO TURNOVER                                                                                 11

MANAGEMENT OF THE FUND                                                                                12

   BOARD OF TRUSTEES AND OFFICERS                                                                     12
   COMPENSATION                                                                                       16
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003     17
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                             18

INVESTMENT ADVISORY AND OTHER SERVICES                                                                18

   ADVISOR                                                                                            18
   ADMINISTRATOR                                                                                      19
   CUSTODIAN AND TRANSFER AGENT                                                                       20
   DISTRIBUTOR                                                                                        21
   CODE OF ETHICS                                                                                     21
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                           21
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                      23
   LEGAL COUNSEL                                                                                      23

BROKERAGE PRACTICES AND COMMISSIONS                                                                   23

PRICING OF FUND SHARES                                                                                24

TAXES                                                                                                 25

CALCULATION OF PERFORMANCE DATA                                                                       26

ADDITIONAL INFORMATION                                                                                27

   SHAREHOLDER MEETINGS                                                                               27
   CAPITALIZATION AND VOTING                                                                          28
   FEDERAL LAW AFFECTING STATE STREET                                                                 28
   PROXY VOTING POLICY                                                                                28
   MASSACHUSETTS BUSINESS TRUST                                                                       28

FINANCIAL STATEMENTS                                                                                  29

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                                                          30

   RATINGS OF DEBT INSTRUMENTS                                                                        30
   RATINGS OF COMMERCIAL PAPER                                                                        30

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                           32

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

LEHMAN BROTHERS AGGREGATE BOND INDEX. The fund will measure its performance against The Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is made up of the Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Index. The Government/Corporate Bond Index includes the Government and Corporate Bond Indices. The Index includes all public obligations of the US Treasury (excluding flower bonds and foreign-targeted issues); all publicly issued debt of US Government agencies and quasi-federal corporations; corporate debt guaranteed by the US Government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar denominated, SEC registered corporate debt. Corporate sectors include, but are not limited to, industrial, finance, utility and Yankee. Included among Yankees is debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies or international agencies.

The mortgage component of the Lehman Brothers Aggregate Bond Index includes 15- and 30-year fixed rate securities backed by mortgage pools of GNMA, FHLMC, and FNMA. Balloons are included in the index. The Asset-Backed Index is composed of credit card, auto and home equity loans (pass-throughs, bullets and controlled amortization structures). All securities have an average life of at least one year.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund

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(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

VARIABLE AND FLOATING RATE SECURITIES. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

MORTGAGE-RELATED SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

     2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

     3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

Because the fund accrues taxable income from zero coupon securities without receiving regular interest payments in cash, each fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the fund. Investing in these securities might also force the fund to sell portfolio securities to maintain portfolio liquidity.

Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the index options or futures contracts. Conversely, the fund may purchase or sell fewer index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer, No compensation or other consideration is paid as a part of any such arrangement.

d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions, restrictions 1 through 9 are fundamental and restrictions 10 through 13 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     8. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     10. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     11. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     12. Make investments for the purpose of gaining control of an issuer's management.

     13. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rate during the fiscal year ended August 31:


     2004
     ----------
     573.61%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street              -    Interested Person        (institutional financial consultant);
Tacoma, WA 98402               of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                         (as defined in           Management Company (investment management); and
                               the 1940 Act) due        Frank Russell Investment Company and Russell
                               to his employment        Investment Funds (registered investment companies);
                               by the parent       -    Chairman of the Board and Chief Executive Officer,
                               company of the           Russell Fund Distributors, Inc. (mutual fund
                               Administrator            broker-dealer and underwriter) and Frank Russell
                          -    Chairman of the          Trust Company; and
                               Board and           -    Director, Russell Insurance Agency, Inc. (manager
                               President                of investment companies); Frank Russell
                          -    Member,                  Investments (UK) Limited (unit trust management);
                               Governance               and Frank Russell Asset Management (Cayman) II LLC
                               Committee                (limited partnership investment).
                          -    Member, Valuation
                               Committee

Agustin J. Fleites        -    Principal           -    2002 to Present, President, SSgA Funds Management,        27
State Street Financial         Executive Officer        Inc. (investment advisor);
Center                         and Chief           -    2001 to Present, Senior Principal, State Street
One Lincoln Street             Executive Officer        Global Advisors; Managing Director, Advisor
Boston, MA 02111-2900          since 2003               Strategies (investment management);
Age 39                    -    Trustee since       -    1999 to 2001, Principal, Head of Exchange Traded
                               November 2004            Funds, Offshore Funds and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation
                                                        Strategies.

INDEPENDENT TRUSTEES

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.        -    27
33 West Court Street      -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901           Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                    -    Member,                  Inc. (a registered investment advisor and provider
                               Governance               of financial and related consulting services);
                               Committee           -    Certified Financial Planner and Member, Financial
                          -    Member, Valuation        Planners Association; and
                               Committee           -    Registered Representative and Principal for
                                                        Securities with Cambridge Investment Research,
                                                        Inc., Fairfield, Iowa.

Steven J. Mastrovich      -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree         -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                         Committee                Management (private real estate investment for
Westwood, MA 02090        -    Member,                  clients primarily outside of the US to locate
Age 48                         Governance               private real estate investments in the US);
                               Committee           -    January 2000 to September 2000, Managing Director,
                          -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                               Committee                services);
                                                   -    From 1998 to 2000, President, Key Global Capital,
                                                        Inc. (provider of equity and mezzanine capital to
                                                        real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick,
                                                        Freed & Gesmer (law firm).

Patrick J. Riley          -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place       -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road              Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         -    Member,                  L.L.P. (law firm); and
Age 56                         Governance          -    Director, SSgA Cash Management Fund plc; and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

Richard D. Shirk          -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE    -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877         Committee           -    1996 to March 2001, President and Chief Executive
Age 59                    -    Member,                  Officer, Cerulean Companies, Inc. (holding
                               Governance               company);
                               Committee           -    1992 to March 2001, President and Chief Executive
                          -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                               Committee                association for independent Blue Cross and Blue
                                                        Shield health care plans);

                                                   -    1993 to November 2001, Chairman and Board Member,
                                                        Georgia Caring for Children Foundation (private
                                                        foundation);
                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road         -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921              Committee                and services company); and
Age 61                    -    Member,             -    Director, SSgA Cash Management Fund plc and State
                               Governance               Street Global Advisors Ireland, Ltd. (investment
                               Committee                companies).
                          -    Member, Valuation
                               Committee

Henry W. Todd             -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive         -    Member, Audit            (flavorings manufacturer);
Montgomeryville, PA            Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                     -    Member,                  in vanilla flavoring); and
Age 57                         Governance          -    Director, SSgA Cash Management Fund plc and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

PRINCIPAL OFFICERS

                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS;
-------------------------------------------------------------------------------------------------------------------------------
J. David Griswold         -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                   and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA 98402               since 1994;         -    Assistant Secretary and Associate General Counsel, Director - Global
Age 47                    -    Chief Legal              Regulatory Policy, Frank Russell Investment Management Company
                               Officer since 2003       (investment management);
                                                   -    Director - Global Regulatory Policy, Russell Real Estate Advisors, Inc.
                                                        (investment management);
                                                   -    Assistant Secretary and Associate General Counsel, Frank Russell
                                                        Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds); Russell Fund Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial         since 2002               advisor);
Center                                             -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                      management);
Boston, MA 02111-2900                              -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                  financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                   Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402               Accounting               company); and
Age 41                         Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and Russell Funds (registered investment companies).

Peter A. Ambrosini        -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial         Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                      and
Boston, MA 02111-2900                              -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                  Compliance Consulting Group, PricewaterhouseCoopers.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.


                                                                    FISCAL 2004 TOTAL
                                                               COMPENSATION FROM FUND AND
                                        FISCAL 2004 AGGREGATE     FUND COMPLEX PAID TO
               NAME/POSITION           COMPENSATION FROM FUND           TRUSTEES
       ----------------------------------------------------------------------------------
       Lynn L. Anderson, Chairman                   None                     None
       of the Board and President

       Agustin J. Fleites, Chief                    None                     None
       Executive Officer and Trustee

       William L. Marshall, Trustee              $ 2,669                $ 108,535

       Steven J. Mastrovich, Trustee             $ 2,637                $ 105,482

       Patrick J. Riley, Trustee                 $ 2,675                $ 108,636

       Richard D. Shirk, Trustee                 $ 2,664                $ 107,958

       Bruce D. Taber, Trustee                   $ 2,673                $ 108,977

       Henry W. Todd, Trustee                    $ 2,713                $ 112,387

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                          AGGREGATE DOLLAR RANGE
                                                                                          OF EQUITY SECURITIES IN
                                                                                              ALL REGISTERED
                                                                                           INVESTMENT COMPANIES
                                                                                          OVERSEEN BY TRUSTEES IN
                                                                                           FAMILY OF INVESTMENT
           TRUSTEE                DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                 COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund        $10,001-$50,000                $10,001-$50,000
                                Small Cap Fund                 $10,001-$50,000

William L. Marshall, Trustee    All Funds                      $0                                   $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund             $50,001-$100,000              $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund            $10,001-$50,000                 Over $100,000
                                Aggressive Equity Fund         $10,001-$50,000
                                International Stock Selection  $50,001-$100,000
                                Fund
                                Emerging Markets Fund          $50,001-$100,000
                                Core Opportunities Fund        Over $100,000
                                Small Cap Fund                 Over $100,000
                                Disciplined Equity Fund        Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund            $10,001-$50,000                $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund               $10,001-$50,000               $50,001-$100,000
                                Disciplined Equity Fund        $10,001-$50,000

Henry W. Todd, Trustee          All Funds                      $0                                   $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company ("State Street") may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of any class of shares of the fund in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of any class of shares of the fund's voting securities.

Frank Russell Investment Management Company ("Administrator"), Investment Company's administrator, will be the sole shareholder of the Class R Shares of the fund until such time as the fund has public shareholders and therefore may be deemed a controlling person.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- State Street Global Advisors, State Street Financial Center, One Lincoln Street, Boston, MA 02111--99%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The management fee of the Class R Shares Funds is the same as the management fee of the original class of shares. Therefore, the management fee is allocated equally among classes and shareholders.

The fund accrued the following expenses to Advisor for the fiscal year ended August 31:


     2004
     ----------
     $ 968,791


The Advisor has agreed to reimburse the fund for all expenses in excess of 1.00% of average daily net assets on an annual basis. The Advisor has contractually agreed to this reimbursement through December 31, 2005. This reimbursement amounted to $86,484 in fiscal 2004.

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to Administrator for the fiscal year ended August 31:

     2004
     ----------
     $ 131,814

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation. $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the fund has adopted an active distribution service plan providing payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the fund's principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the fund by enabling the fund to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992, which was restated to reflect the change of distributor and to update current operations on April 9, 2002, for the original SSgA Funds' class (referred to herein as the Institutional Class). The Board of Trustees adopted a distribution plan for Class R Shares of the fund on April 8, 2003 (the Plan) which is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Plan each fund pays the Distributor a fee not to exceed 0.70% of the fund's average net asset value per year, for distribution, shareholder and administrative services provided to the fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a fund are not permitted by the Plan to exceed .65% of the fund's average net asset value per year. Payments to the Distributor for distribution and shareholder services to a fund are not permitted by the Plan to exceed 0.05% of the fund's average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

The Plan does not provide for the fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Financial Intermediaries"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Financial Intermediaries. Under the Service Agreements, the Financial Intermediaries may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Financial Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Financial Intermediaries may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The fund accrued the following expenses to the Distributor for the fiscal year ended August 31:


     2004
     ----------
     $   0


Through December 31, 2005, the Distributor has contractually agreed to waive up to .70% of the average daily net assets on an annual basis the distribution and shareholder servicing fees of the Class R Shares. No waiver was made for the fiscal year ended August 31, 2004.

For fiscal 2004, these amounts are reflective of the following individual payments:

     Advertising                                $   0
     Printing                                   $   0
     Compensation to Dealers                    $   0
     Compensation to Sales Personnel            $   0
     Other(1)                                   $   0
     Total                                      $   0


The fund accrued expenses in the following amount to State Street under a Service Agreement pursuant to Rule 12b-1 for the fiscal year ended August 31:


     2004
     ----------
     $   2


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 16, 2004, the Funds' Board of Trustees, upon the recommendation of the Audit Committee, voted to appoint Deloitte & Touche LLP as their independent registered public accounting firm for the fiscal year ending August 31, 2005, subject to Deloitte & Touche LLP's satisfaction with new client procedures. Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116. Through the fiscal year ending August 31, 2004, PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP's report on the Funds' financial statements for the fiscal year ending August 31, 2004, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows:


                                                          PRINCIPAL
                                                           ($000)
                                                         -----------
     Credit Suisse First Boston                              806,452
     Goldman Sachs & Co.                                     777,279
     JP Morgan Chase Bank/Greenwich                          588,263
     Banc of America Securities LLC                          550,239
     Citigroup Global Markets Inc.                           502,161
     Lehman Brothers Inc.                                    473,527
     Chase Securities Inc.                                   431,868
     Deutsche Bank Securities                                290,999
     Merrill Lynch Pierce Fenner & Smith                     209,415
     UBS Securities LLC                                       90,184

The Bond Market Fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

            where:  P =   a hypothetical initial payment of $1,000
                    T =   average annual total return
                    n =   number of years
                    ERV = ending redeemable value of a hypothetical
                          $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period
                          (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

            where:  P =          a hypothetical initial payment of $1,000
                    T =          average annual total return (after taxes on
                                 distributions)
                    n =          number of years
                    ATV SUB(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

           YIELD = 2[(a-b+1)(TO THE POWER OF 6)-1]
                      ---
                      Cd

           where:  A =  dividends and interests earned during the period

                   B =  expenses accrued for the period (net of reimbursements);

                   C = average daily number of shares outstanding during the period that were entitled to receive dividends; and

                   D = the maximum offering price per share on the last day of the period.

The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the fund. Total return and other performance figures are based on historical earnings and are not indicative of future performance.

           AVERAGE ANNUAL TOTAL
                  RETURNS
           --------------------
           INCEPTION TO
           AUGUST 31, 2004(1)
           --------------------
               4.18%


The current 30-day yield (annualized) for the fund for the period ended August 31, 2004, was 3.43%.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

----------

(1)  Annualized. The fund commenced operations on May 14, 2004.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The Investment Company is authorized to divide shares of any fund into two or more classes of shares. The shares of each fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any fund may have separate voting rights or no voting rights. Each class of shares of a fund is entitled to the same rights and privileges as all other classes of the fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the fund's portfolio securities. The SSgA Funds have three classes of shares. The SSgA Prime Money Market Fund and the SSgA US Treasury Money Market Fund each have Class T Shares. The SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds each have Class R Shares.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the

Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

          APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2) provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4) matches proxies received with holdings as of record date;
   5) reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7) documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

   - Against offers when there are prospects for an enhanced bid or other bidders

   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                             CORE OPPORTUNITIES FUND

                                DECEMBER 20, 2004

                       (AS SUPPLEMENTED JANUARY 28, 2005)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 20, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                              3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                          3

   INVESTMENT STRATEGIES                                                                                  3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                   6
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                  9
   INVESTMENT RESTRICTIONS                                                                                9
   TEMPORARY DEFENSIVE POSITION                                                                          10
   PORTFOLIO TURNOVER                                                                                    10

MANAGEMENT OF THE FUND                                                                                   11

   BOARD OF TRUSTEES AND OFFICERS                                                                        11
   COMPENSATION                                                                                          15
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003        16
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                17

INVESTMENT ADVISORY AND OTHER SERVICES                                                                   17

   ADVISOR                                                                                               17
   ADMINISTRATOR                                                                                         18
   CUSTODIAN AND TRANSFER AGENT                                                                          19
   DISTRIBUTOR                                                                                           20
   CODE OF ETHICS                                                                                        20
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                              20
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                         22
   LEGAL COUNSEL                                                                                         23

BROKERAGE PRACTICES AND COMMISSIONS                                                                      23

PRICING OF FUND SHARES                                                                                   24

TAXES                                                                                                    25

CALCULATION OF PERFORMANCE DATA                                                                          26


ADDITIONAL INFORMATION                                                                                   27

   SHAREHOLDER MEETINGS                                                                                  27
   CAPITALIZATION AND VOTING                                                                             27
   FEDERAL LAW AFFECTING STATE STREET                                                                    27
   PROXY VOTING POLICY                                                                                   28
   MASSACHUSETTS BUSINESS TRUST                                                                          28

FINANCIAL STATEMENTS                                                                                     28

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                              29

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

The SSgA Core Opportunities Fund was formerly known as the SSgA Growth and Income Fund. The name change took effect on December 27, 2002.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE S&P 500(R) INDEX. The fund will measure its performance against the S&P 500(R) Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer, No compensation or other consideration is paid as a part of any such arrangement.

d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 16 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply on a fund-by-fund basis at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets. Should the parties to these transactions fail financially, the fund may experience delays or loss of rights in the collateral securing the borrowers' obligations.

     3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors; or (ii) the entry into "repurchase agreements." The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio Securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

     6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     8. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including its investment advisor and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, and except to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     15. Make investments for the purpose of gaining control of an issuer's management.

     16. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded.

A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31:


     2004                 2003            2002
     -------------------------------------------
     57.31%               40.01%          45.27%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street              -    Interested Person        (institutional financial consultant);
Tacoma, WA  98402              of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                         (as defined in           Management Company (investment management); and
                               the 1940 Act) due        Frank Russell Investment Company and Russell
                               to his employment        Investment Funds (registered investment companies);
                               by the parent       -    Chairman of the Board and Chief Executive Officer,
                               company of the           Russell Fund Distributors, Inc. (mutual fund
                               Administrator            broker-dealer and underwriter) and Frank Russell
                          -    Chairman of the          Trust Company; and
                               Board and           -    Director, Russell Insurance Agency, Inc. (manager
                               President                of investment companies); Frank Russell
                          -    Member,                  Investments (UK) Limited (unit trust management);
                               Governance               and Frank Russell Asset Management (Cayman) II LLC
                               Committee                (limited partnership investment).
                          -    Member, Valuation
                               Committee

Agustin J. Fleites        -    Principal           -    2002 to Present, President, SSgA Funds Management,        27
State Street Financial         Executive Officer        Inc. (investment advisor);
Center                         and Chief           -    2001 to Present, Senior Principal, State Street
                               Executive Officer        Global

One Lincoln Street             since 2003               Advisors; Managing Director, Advisor Strategies
Boston, MA  02111-2900                                  (investment management);
Age 39                    -    Trustee since       -    1999 to 2001, Principal, Head of Exchange Traded
                               November 2004            Funds, Offshore Funds and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation
                                                        Strategies.

INDEPENDENT TRUSTEES

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988  -    Chief Executive Officer and President,               -    27
33 West Court Street      -    Chairman, Audit          Wm. L. Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901           Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                    -    Member,                  Inc. (a registered investment advisor and provider
                               Governance               of financial and related consulting services);
                               Committee           -    Certified Financial Planner and Member, Financial
                          -    Member, Valuation        Planners Association; and
                               Committee           -    Registered Representative and Principal for
                                                        Securities with Cambridge Investment Research,
                                                        Inc., Fairfield, Iowa.

Steven J. Mastrovich      -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree         -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                         Committee                Management (private real estate investment for
Westwood, MA  02090       -    Member,                  clients primarily outside of the US to locate
Age 48                         Governance               private real estate investments in the US);
                               Committee           -    January 2000 to September 2000, Managing Director,
                          -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                               Committee                services);
                                                   -    From 1998 to 2000, President, Key Global Capital,
                                                        Inc. (provider of equity and mezzanine capital to
                                                        real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick,
                                                        Freed & Gesmer (law firm).

Patrick J. Riley          -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place       -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road              Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA  01923        -    Member,                  L.L.P. (law firm); and
Age 56                         Governance          -    Director, SSgA Cash Management Fund plc; and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).

                               Committee

Richard D. Shirk          -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE    -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA  30319-2877        Committee           -    1996 to March 2001, President and Chief Executive
Age 59                    -    Member,                  Officer, Cerulean Companies, Inc. (holding
                               Governance               company);
                               Committee           -    1992 to March 2001, President and Chief Executive
                          -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                               Committee                association for independent Blue Cross and Blue
                                                        Shield health care plans);
                                                   -    1993 to November 2001, Chairman and Board Member,
                                                        Georgia Caring for Children Foundation (private
                                                        foundation);
                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road         -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA  01921             Committee                and services company); and
Age 61                    -    Member,             -    Director, SSgA Cash Management Fund plc and State
                               Governance               Street Global Advisors Ireland, Ltd. (investment
                               Committee                companies).
                          -    Member, Valuation
                               Committee

Henry W. Todd             -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive         -    Member, Audit            (flavorings manufacturer);
Montgomeryville,               Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
PA 18936                  -    Member,                  in vanilla flavoring); and
Age 57                         Governance          -    Director, SSgA Cash Management Fund plc and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

PRINCIPAL OFFICERS

                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
J. David Griswold         -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                   and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA  98402              since 1994;         -    Assistant Secretary and Associate General Counsel, Director - Global
Age 47                    -    Chief Legal              Regulatory Policy, Frank Russell Investment Management Company
                               Officer since 2003       (investment management);

                                                   -    Director - Global Regulatory Policy, Russell Real Estate Advisors, Inc.
                                                        (investment management);
                                                   -    Assistant Secretary and Associate General Counsel, Frank Russell
                                                        Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds); Russell Fund Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial         since 2002               advisor);
Center                                             -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                      management);
Boston, MA  02111-2900                             -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                  financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                   Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA  98402              Accounting               company); and
Age 41                         Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini        -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial         Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                      and
Boston, MA  02111-2900                             -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                  Compliance Consulting Group, PricewaterhouseCoopers.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.

                                                                        FISCAL 2004 TOTAL
                                                                    COMPENSATION FROM FUND AND
                                        FISCAL 2004 AGGREGATE         FUND COMPLEX PAID TO
              NAME/POSITION            COMPENSATION FROM FUND               TRUSTEES
     -------------------------------------------------------------------------------------------
     Lynn L. Anderson, Chairman                     None                             None
     of the Board and President

     Agustin J. Fleites, Chief                      None                             None
     Executive Officer and Trustee

     William L. Marshall, Trustee          $       2,771                   $      108,535

     Steven J. Mastrovich, Trustee         $       2,735                   $      105,482

     Patrick J. Riley, Trustee             $       2,778                   $      108,636

     Richard D. Shirk, Trustee             $       2,765                   $      107,958

     Bruce D. Taber, Trustee               $       2,774                   $      108,977

     Henry W. Todd, Trustee                $       2,822                   $      112,387

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                                AGGREGATE DOLLAR RANGE
                                                                                                OF EQUITY SECURITIES IN
                                                                                                    ALL REGISTERED
                                                                                                 INVESTMENT COMPANIES
                                                                                                OVERSEEN BY TRUSTEES IN
                                                                                                 FAMILY OF INVESTMENT
           TRUSTEE                  DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                     COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000               $10,001-$50,000
                                Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    All Funds                             $0                                  $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000             $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000                Over $100,000
                                Aggressive Equity Fund                $10,001-$50,000
                                International Stock Selection         $50,001-$100,000
                                Fund
                                Emerging Markets Fund                 $50,001-$100,000
                                Core Opportunities Fund               Over $100,000

                                Small Cap Fund                        Over $100,000
                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000               $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000              $50,001-$100,000
                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                                  $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

-    State Street Solutions, 3 Batterymarch Park, Quincy, MA 02169-7422--30.69%

- Smith Barney Corporate Trust, CitiStreet Retirement Account, 2 Tower Center Blvd., 11th Floor, East Brunswich, NJ 08816-1100--7.80%

- Summership & Co., The Aggressive Portfolio, Schoolhouse Capital, 2 Avenue DeLafayette, Boston, MA 02111--5.31%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:


     2004                      2003                   2002
     ------------------------------------------------------------
     $ 2,743,602               $ 2,663,880            $ 3,602,433


Through December 31, 2005, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of 1.10% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ended August 31:


     2004                      2003                   2002
     ------------------------------------------------------------
     $         0               $    42,396            $   431,837

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


     2004                     2003                    2002
     -----------------------------------------------------------
     $  145,403               $  138,541              $  174,392

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation.  $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:

     2002
     -----------------
     $  287,389

Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


     2004                      2003                   2002
     ------------------------------------------------------------
     $  167,611                $  182,523             $   271,113


For fiscal 2004, these amounts are reflective of the following individual payments:


     Advertising                        $       20,924
     Printing                                    2,541
     Compensation to Dealers                    89,055
     Compensation to Sales Personnel            33,549
     Other(1)                                   21,542
                                        --------------
     Total                              $      167,611
                                        ==============

Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:


     2004                      2003                   2002
     ---------------------------------------------------------
     $  91,474              $  84,148              $   105,954

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 16, 2004, the Funds' Board of Trustees, upon the recommendation of the Audit Committee, voted to appoint Deloitte & Touche LLP as their independent registered public accounting firm for the fiscal year ending August 31, 2005, subject to Deloitte & Touche LLP's satisfaction with new client procedures. Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116. Through the fiscal year ending August 31, 2004, PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP's report on the Funds' financial statements for the fiscal year ending August 31, 2004, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Advisor paid the following total brokerage commissions during the last three fiscal years ended August 31:

     2004                      2003                   2000
     ------------------------------------------------------------
     $  550,529                $  401,906             $   424,149


Of the total brokerage commissions paid by the Advisor, commissions received by an affiliated broker/dealer amounted to the following for the fiscal year ended August 31:


     2004
     -----------------
     $  1,421


Relating to the total brokerage commissions paid by the Advisor for the fiscal year ended August 31, 2004, the percentage of brokerage commissions received by an affiliated broker/deal amounted to 0.3% of the total.

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was 0.4% for the fiscal year ended August 31, 2004.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows:


                                                      PRINCIPAL        COMMISSIONS
                                                       ($000)            ($000)
                                                      ----------------------------
     Investment Technology Group Inc.                  103,975             59
     Morgan Stanley Co. Inc.                            74,834             63
     Lehman Brothers Inc.                               59,394             87
     UBS Securities LLC                                 48,714             61
     Merrill Lynch Pierce Fenner & Smith                48,651             79
     Fidelity Capital Markets                           34,303             51
     Goldman Sachs & Co.                                13,585             23
     Credit Suisse First Boston                         12,696             17
     Standard & Poor's Securities Inc.                  12,696             15
     Liquidnet Inc.                                     11,566             --
     Citigroup Global Markets                               --             18

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2004, the fund had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:


          CARRYOVER AMOUNT      EXPIRATION DATE
          -------------------------------------
          $      1,780,728      August 31, 2009
          $     17,592,473      August 31 2010
          $     46,439,764      August 31, 2011
          $     19,132,187      August 31, 2012


The fund had a net realized capital loss from November 1, 2003 of $5,908,622.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

        where:  P =     a hypothetical initial payment of $1,000
                T =     average annual total return
                n =     number of years
                ERV =   ending redeemable value of a hypothetical
                        $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

        where:  P =           a hypothetical initial payment of $1,000
                T =           average annual total return (after taxes on
                              distributions)
                n =           number of years
                ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods
                              (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                       AVERAGE ANNUAL TOTAL RETURNS
         --------------------------------------------------------
         ONE YEAR ENDING   FIVE YEARS ENDING   TEN YEARS ENDING
         AUGUST 31, 2004   AUGUST 31, 2004     AUGUST 31, 2004(1)
         --------------------------------------------------------
             2.32%               (3.00%)            9.57%

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

----------
(1)  The fund commenced operations on September 1, 1993.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

          APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2) provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4) matches proxies received with holdings as of record date;
   5) reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7) documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

   - Against offers when there are prospects for an enhanced bid or other bidders

   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                             CORE OPPORTUNITIES FUND

                                 CLASS R SHARES

                                DECEMBER 20, 2004

                       (AS SUPPLEMENTED JANUARY 28, 2005)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 20, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                                     3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                                 3

   INVESTMENT STRATEGIES                                                                                         3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                          6
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                         9
   INVESTMENT RESTRICTIONS                                                                                       9
   TEMPORARY DEFENSIVE POSITION                                                                                 10
   PORTFOLIO TURNOVER                                                                                           10

MANAGEMENT OF THE FUND                                                                                          11

   BOARD OF TRUSTEES AND OFFICERS                                                                               11
   COMPENSATION                                                                                                 15
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003               16
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                       17

INVESTMENT ADVISORY AND OTHER SERVICES                                                                          17

   ADVISOR                                                                                                      17
   ADMINISTRATOR                                                                                                18
   CUSTODIAN AND TRANSFER AGENT                                                                                 19
   DISTRIBUTOR                                                                                                  20
   CODE OF ETHICS                                                                                               20
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                                     20
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                                22
   LEGAL COUNSEL                                                                                                22

BROKERAGE PRACTICES AND COMMISSIONS                                                                             22

PRICING OF FUND SHARES                                                                                          24

TAXES                                                                                                           25

CALCULATION OF PERFORMANCE DATA                                                                                 26

ADDITIONAL INFORMATION                                                                                          27

   SHAREHOLDER MEETINGS                                                                                         27
   CAPITALIZATION AND VOTING                                                                                    27
   FEDERAL LAW AFFECTING STATE STREET                                                                           27
   PROXY VOTING POLICY                                                                                          28
   MASSACHUSETTS BUSINESS TRUST                                                                                 28

FINANCIAL STATEMENTS                                                                                            28

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                     29

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

The SSgA Core Opportunities Fund was formerly known as the SSgA Growth and Income Fund. The name change took effect on December 27, 2002.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE S&P 500(R) INDEX. The fund will measure its performance against the S&P 500(R) Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers

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(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer, No compensation or other consideration is paid as a part of any such arrangement.

d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 16 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply on a fund-by-fund basis at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets. Should the parties to these transactions fail financially, the fund may experience delays or loss of rights in the collateral securing the borrowers' obligations.

     3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors; or (ii) the entry into "repurchase agreements." The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio Securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

     6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     8. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including its investment advisor and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, and except to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     15. Make investments for the purpose of gaining control of an issuer's management.

     16. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rates during the fiscal years ended August 31:



        2004
        -------------
        57.31%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street              -    Interested Person        (institutional financial consultant);
Tacoma, WA 98402               of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                         (as defined in           Management Company (investment management); and
                               the 1940 Act) due        Frank Russell Investment Company and Russell
                               to his employment        Investment Funds (registered investment companies);
                               by the parent       -    Chairman of the Board and Chief Executive Officer,
                               company of the           Russell Fund Distributors, Inc. (mutual fund
                               Administrator            broker-dealer and underwriter) and Frank Russell
                          -    Chairman of the          Trust Company; and
                               Board and           -    Director, Russell Insurance Agency, Inc. (manager
                               President                of investment companies); Frank Russell
                          -    Member,                  Investments (UK) Limited (unit trust management);
                               Governance               and Frank Russell Asset Management (Cayman) II LLC
                               Committee                (limited partnership investment).
                          -    Member, Valuation
                               Committee

Agustin J. Fleites        -    Principal           -    2002 to Present, President, SSgA Funds Management,        27
State Street Financial         Executive Officer        Inc. (investment advisor);
Center                         and Chief           -    2001 to Present, Senior Principal, State Street
One Lincoln Street             Executive Officer        Global Advisors; Managing Director, Advisor
Boston, MA  02111-2900         since 2003               Strategies (investment management);
Age 39                    -    Trustee since       -    1999 to 2001, Principal, Head of Exchange Traded
                               November 2004            Funds, Offshore Funds and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation
                                                        Strategies.

INDEPENDENT TRUSTEES

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.        -    27
33 West Court Street      -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901           Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                    -    Member,                  Inc. (a registered investment advisor and provider
                               Governance               of financial and related consulting services);
                               Committee           -    Certified Financial Planner and Member, Financial
                          -    Member, Valuation        Planners Association; and
                               Committee           -    Registered Representative and Principal for
                                                        Securities with Cambridge Investment Research,
                                                        Inc., Fairfield, Iowa.

Steven J. Mastrovich      -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree         -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                         Committee                Management (private real estate investment for
Westwood, MA  02090       -    Member,                  clients primarily outside of the US to locate
Age 48                         Governance               private real estate investments in the US);
                               Committee           -    January 2000 to September 2000, Managing Director,
                          -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                               Committee                services);
                                                   -    From 1998 to 2000, President, Key Global Capital,
                                                        Inc. (provider of equity and mezzanine capital to
                                                        real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick,
                                                        Freed & Gesmer (law firm).

Patrick J. Riley          -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place       -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road              Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
                                                        L.L.P. (law firm); and

Danvers, MA  01923        -    Member,             -    Director, SSgA Cash Management Fund plc; and State
Age 56                         Governance               Street Global Advisors Ireland, Ltd. (investment
                               Committee                companies).
                          -    Member, Valuation
                               Committee

Richard D. Shirk          -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE    -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA  30319-2877        Committee           -    1996 to March 2001, President and Chief Executive
Age 59                    -    Member,                  Officer, Cerulean Companies, Inc. (holding
                               Governance               company);
                               Committee           -    1992 to March 2001, President and Chief Executive
                          -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                               Committee                association for independent Blue Cross and Blue
                                                        Shield health care plans);
                                                   -    1993 to November 2001, Chairman and Board Member,
                                                        Georgia Caring for Children Foundation (private
                                                        foundation);
                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road         -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA  01921             Committee                and services company); and
Age 61                    -    Member,             -    Director, SSgA Cash Management Fund plc and State
                               Governance               Street Global Advisors Ireland, Ltd. (investment
                               Committee                companies).
                          -    Member, Valuation
                               Committee

Henry W. Todd             -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive         -    Member, Audit            (flavorings manufacturer);
Montgomeryville, PA            Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                     -    Member,                  in vanilla flavoring); and
Age 57                         Governance          -    Director, SSgA Cash Management Fund plc and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

PRINCIPAL OFFICERS

                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS;
---------------------------------------------------------------------------------------------------------------------------------
J. David Griswold         -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
                                                        Russell

909 A Street                   and Secretary            Company (institutional financial consultant);
Tacoma, WA  98402              since 1994;         -    Assistant Secretary and Associate General Counsel, Director - Global
Age 47                    -    Chief Legal              Regulatory Policy, Frank Russell Investment Management Company
                               Officer since 2003       (investment management);
                                                   -    Director - Global Regulatory Policy, Russell Real Estate Advisors, Inc.
                                                        (investment management);
                                                   -    Assistant Secretary and Associate General Counsel, Frank Russell
                                                        Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds); Russell Fund Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial         since 2002               advisor);
Center                                             -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                      management);
Boston, MA  02111-2900                             -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                  financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                   Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA  98402              Accounting               company); and
Age 41                         Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini        -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial         Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                      and
Boston, MA  02111-2900                             -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                  Compliance Consulting Group, PricewaterhouseCoopers.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.

                                                                     FISCAL 2004 TOTAL
                                                                COMPENSATION FROM FUND AND
                                    FISCAL 2004 AGGREGATE          FUND COMPLEX PAID TO
        NAME/POSITION              COMPENSATION FROM FUND                TRUSTEES
------------------------------------------------------------------------------------------
Lynn L. Anderson, Chairman                    None                           None
of the Board and President

Agustin J. Fleites, Chief                     None                           None
Executive Officer and Trustee

William L. Marshall, Trustee              $  2,771                     $  108,535

Steven J. Mastrovich, Trustee             $  2,735                     $  105,482

Patrick J. Riley, Trustee                 $  2,778                     $  108,636

Richard D. Shirk, Trustee                 $  2,765                     $  107,958

Bruce D. Taber, Trustee                   $  2,774                     $  108,977

Henry W. Todd, Trustee                    $  2,822                     $  112,387

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                               AGGREGATE DOLLAR RANGE
                                                                                               OF EQUITY SECURITIES IN
                                                                                                    ALL REGISTERED
                                                                                                INVESTMENT COMPANIES
                                                                                               OVERSEEN BY TRUSTEES IN
                                                                                                FAMILY OF INVESTMENT
        TRUSTEE                    DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                      COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000               $10,001-$50,000
                                Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    All Funds                             $0                                  $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000             $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000                Over $100,000
                                Aggressive Equity Fund                $10,001-$50,000
                                International Stock Selection         $50,001-$100,000
                                Fund
                                Emerging Markets Fund                 $50,001-$100,000

                                Core Opportunities Fund               Over $100,000
                                Small Cap Fund                        Over $100,000
                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000               $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000              $50,001-$100,000
                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                                  $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company ("State Street") may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of any class of shares of the fund in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of any class of shares of the fund's voting securities.

Frank Russell Investment Management Company ("Administrator"), Investment Company's administrator, will be the sole shareholder of the Class R Shares of the fund until such time as the fund has public shareholders and therefore may be deemed a controlling person.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- State Street Global Advisors, State Street Financial Center, One Lincoln Street, Boston, MA 02111--99%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The management fee of the Class R Shares Funds is the same as the management fee of the original class of shares. Therefore, the management fee is allocated equally among classes and shareholders.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:


        2004
        -----------------
        $  2,743,602


The Advisor has agreed to reimburse the fund for all expenses in excess of 1.60% of average daily net assets on an annual basis. The Advisor has contractually agreed to this reimbursement through December 31, 2005. This reimbursement amounted to $0 in fiscal 2004.

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to Administrator for the fiscal year ended August 31:


        2004
        -----------------
        $  145,403

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

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(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation.  $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the fund has adopted an active distribution service plan providing payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the fund's principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the fund by enabling the fund to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992, which was restated to reflect the change of distributor and to update current operations on April 9, 2002, for the original SSgA Funds' class (referred to herein as the Institutional Class). The Board of Trustees adopted a distribution plan for Class R Shares of the fund on April 8, 2003 (the Plan) which is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Plan each fund pays the Distributor a fee not to exceed 0.70% of the fund's average net asset value per year, for distribution, shareholder and administrative services provided to the fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a fund are not permitted by the Plan to exceed .65% of the fund's average net asset value per year. Payments to the Distributor for distribution and shareholder services to a fund are not permitted by the Plan to exceed 0.05% of the fund's average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

The Plan does not provide for the fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Financial Intermediaries"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Financial Intermediaries. Under the Service Agreements, the Financial Intermediaries may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Financial Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Financial Intermediaries may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The fund accrued the following expenses to the Distributor for the fiscal year ended August 31:


        2004
        ------------
         $  0

Expenses for Class R are lower for the fiscal year ended August 31, 2004 due to lower than expected fees for distribution and shareholder service. Such fees may be significantly higher in the future. Through December 31, 2005, the Distributor has contractually agreed to waive up to .70% of the average daily net assets on an annual basis the distribution and shareholder servicing fees of the Class R Shares. No waiver was made for the fiscal year ended August 31, 2004.

For fiscal 2004, these amounts are reflective of the following individual payments:


     Advertising                                        $  0
     Printing                                           $  0
     Compensation to Dealers                            $  0
     Compensation to Sales Personnel                    $  0
     Other(1)                                           $  0
     Total                                              $  0


The fund accrued expenses in the following amount to State Street under a Service Agreement pursuant to Rule 12b-1 for the fiscal year ended August 31:


        2004
        ------------
        $  2


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 16, 2004, the Funds' Board of Trustees, upon the recommendation of the Audit Committee, voted to appoint Deloitte & Touche LLP as their independent registered public accounting firm for the fiscal year ending August 31, 2005, subject to Deloitte & Touche LLP's satisfaction with new client procedures. Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116. Through the fiscal year ending August 31, 2004, PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP's report on the Funds' financial statements for the fiscal year ending August 31, 2004, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the

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(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The total brokerage commissions paid by the Advisor amounted to the following for the fiscal year ended August 31:



        2004
        ----------------
        $  550,529

Of the total brokerage commissions paid by the Advisor, commissions received by an affiliated broker/dealer amounted to the following for the fiscal years ended August 31:



        2004
        ----------------
        $  1,421


Relating to the total brokerage commissions paid by the Advisor for the fiscal year ended August 31, 2004, the percentage of brokerage commissions received by an affiliated broker/deal amounted to 0.3% of the total.

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was 0.4% for the fiscal year ended August 31, 2004.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows:

                                                                 PRINCIPAL           COMMISSIONS
                                                                  ($000)                ($000)
                                                           ------------------------------------------
       Investment Technology Group Inc.                          103,975                 59
       Morgan Stanley Co. Inc.                                    74,834                 63
       Lehman Brothers Inc.                                       59,394                 87
       UBS Securities LLC                                         48,714                 61
       Merrill Lynch Pierce Fenner & Smith                        48,651                 79
       Fidelity Capital Markets                                   34,303                 51
       Goldman Sachs & Co.                                        13,585                 23
       Credit Suisse First Boston                                 12,696                 17
       Standard & Poor's Securities Inc.                          12,696                 15
       Liquidnet Inc.                                             11,566                 --
       Citigroup Global Markets                                       --                 18

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2004, the fund had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:


                 CARRYOVER AMOUNT             EXPIRATION DATE
                 -------------------------------------------------------
                  $1,780,728                  August 31, 2009
                  $17,592,473                 August 31 2010
                  $46,439,764                 August 31, 2011
                  $19,132,187                 August 31, 2012


The fund had a net realized capital loss from November 1, 2003 of $5,908,622.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                                       P(1+T)(TO THE POWER OF n) = ERV

          where:  P =           a hypothetical initial payment of $1,000
                  T =           average annual total return
                  n =           number of years
                  ERV =         ending redeemable value of a hypothetical
                                $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                                   P(1+T)(TO THE POWER OF n) = ATV SUB(D)

          where:  P =           a hypothetical initial payment of $1,000
                  T =           average annual total return (after taxes on
                                distributions)
                  n =           number of years
                  ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                 AVERAGE ANNUAL TOTAL
                       RETURNS
           ------------------------------
           INCEPTION TO
           AUGUST 31, 2004(1)
           ------------------------------
              (2.18%)

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The Investment Company is authorized to divide shares of any fund into two or more classes of shares. The shares of each fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any fund may have separate voting rights or no voting rights. Each class of shares of a fund is entitled to the same rights and privileges as all other classes of the fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the fund's portfolio securities. The SSgA Funds have three classes of shares. The SSgA Prime Money Market Fund and the SSgA US Treasury Money Market Fund each have Class T Shares. The SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds each have Class R Shares.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in

----------

(1)  Annualized. The fund commenced operations on May 14, 2004.

any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

          APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2) provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4) matches proxies received with holdings as of record date;
   5) reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7) documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

   - Against offers when there are prospects for an enhanced bid or other bidders

   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                             DISCIPLINED EQUITY FUND

                                DECEMBER 20, 2004

                       (AS SUPPLEMENTED JANUARY 28, 2005)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 20, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                             3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                         3

  INVESTMENT STRATEGIES                                                                                  3
  HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                   6
  SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                  9
  INVESTMENT RESTRICTIONS                                                                                9
  TEMPORARY DEFENSIVE POSITION                                                                          10
  PORTFOLIO TURNOVER                                                                                    10

MANAGEMENT OF THE FUND                                                                                  11

  BOARD OF TRUSTEES AND OFFICERS                                                                        11
  COMPENSATION                                                                                          15
  EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003        16
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                17

INVESTMENT ADVISORY AND OTHER SERVICES                                                                  17

  ADVISOR                                                                                               17
  ADMINISTRATOR                                                                                         18
  CUSTODIAN AND TRANSFER AGENT                                                                          19
  DISTRIBUTOR                                                                                           20
  CODE OF ETHICS                                                                                        20
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                              20
  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                         22
  LEGAL COUNSEL                                                                                         22

BROKERAGE PRACTICES AND COMMISSIONS                                                                     22

PRICING OF FUND SHARES                                                                                  24

TAXES                                                                                                   25

CALCULATION OF PERFORMANCE DATA                                                                         26

ADDITIONAL INFORMATION                                                                                  27

  SHAREHOLDER MEETINGS                                                                                  27
  CAPITALIZATION AND VOTING                                                                             27
  FEDERAL LAW AFFECTING STATE STREET                                                                    27
  PROXY VOTING POLICY                                                                                   28
  MASSACHUSETTS BUSINESS TRUST                                                                          28

FINANCIAL STATEMENTS                                                                                    28

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                             29

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

The SSgA Disciplined Equity Fund was formerly known as the SSgA Matrix Equity Fund. The name change took effect on June 1, 2001.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE S&P 500(R) INDEX. The fund will measure its performance against the S&P 500(R) Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers

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(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer, No compensation or other consideration is paid as a part of any such arrangement.

d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 15 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     8. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days duration.

     15. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31:

     2004                2003                   2002
     ----------------------------------------------------
     35.70%              28.15%                 20.50%



                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                             NUMBER OF
                      POSITION(S) WITH SSgA                                                  PORTFOLIOS IN FUND
                      FUNDS;                                                                 COMPLEX
NAME, ADDRESS AND     LENGTH OF TIME         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;    OVERSEEN BY
AGE                   SERVED                 OTHER DIRECTORSHIPS HELD                        TRUSTEE
---------------------------------------------------------------------------------------------------------------
Lynn L. Anderson      -    Trustee since     -    Vice Chairman, Frank Russell Company       -    27
909 A Street               1988                   (institutional financial consultant);
Tacoma, WA  98402     -    Interested        -    Chairman of the Board, Frank Russell
Age 65                     Person of the          Investment Management Company (investment
                           SSgA Funds             management); and Frank Russell Investment
                           (as defined            Company and Russell Investment Funds
                           in the 1940            (registered investment companies);
                           Act) due to       -    Chairman of the Board and Chief Executive
                           his                    Officer, Russell Fund Distributors, Inc.
                           employment by          (mutual fund broker-dealer and
                           the parent             underwriter) and Frank Russell Trust
                           company of             Company; and
                           the               -    Director, Russell Insurance Agency, Inc.
                           Administrator          (manager of investment companies); Frank
                      -    Chairman of            Russell Investments (UK) Limited (unit
                           the Board and          trust management); and Frank Russell
                           President              Asset Management (Cayman) II LLC (limited
                      -    Member,                partnership investment).
                           Governance
                           Committee
                      -    Member,
                           Valuation
                           Committee

Agustin J. Fleites    -    Principal         -    2002 to Present, President, SSgA Funds          27
State Street               Executive              Management, Inc. (investment advisor);
Financial Center           Officer and       -    2001 to Present, Senior Principal, State
One Lincoln Street         Chief                  Street Global Advisors; Managing
Boston, MA                 Executive              Director, Advisor Strategies (investment
02111-2900                 Officer since          management);
Age 39                     2003              -    1999 to 2001, Principal, Head of Exchange
                      -    Trustee since          Traded Funds, Offshore Funds and SSgA
                           November 2004          Latin America; and
                                             -    1993 to 1999, Principal, Head of Asset
                                                  Allocation Strategies.

INDEPENDENT TRUSTEES

                                                                                             NUMBER OF
                      POSITION(S) WITH SSgA                                                  PORTFOLIOS IN FUND
                      FUNDS;                                                                 COMPLEX
NAME, ADDRESS AND     LENGTH OF TIME         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;    OVERSEEN BY
AGE                   SERVED                 OTHER DIRECTORSHIPS HELD                        TRUSTEE
---------------------------------------------------------------------------------------------------------------
William L. Marshall   -    Trustee since     -    Chief Executive Officer and President,     -    27
33 West Court              1988                   Wm. L. Marshall Associates, Inc., Wm. L.
Street                -    Chairman,              Marshall Companies, Inc. and the Marshall
Doylestown, PA             Audit                  Financial Group, Inc. (a registered
18901                      Committee              investment advisor and provider of
Age 62                -    Member,                financial and related consulting
                           Governance             services);
                           Committee         -    Certified Financial Planner and Member,
                      -    Member,                Financial Planners Association; and
                           Valuation         -    Registered Representative and Principal
                           Committee              for Securities with Cambridge Investment
                                                  Research, Inc., Fairfield, Iowa.

Steven J.             -    Trustee since     -    September 2000 to Present, Global Head of  -    27
Mastrovich                 1988                   Structured Real Estate, J.P. Morgan
623 Clapboardtree     -    Member, Audit          Investment Management (private real
Street                     Committee              estate investment for clients primarily
Westwood, MA  02090   -    Member,                outside of the US to locate private real
Age 48                     Governance             estate investments in the US);
                           Committee         -    January 2000 to September 2000, Managing
                      -    Member,                Director, HSBC Securities (USA) Inc.
                           Valuation              (banking and financial services);
                           Committee         -    From 1998 to 2000, President, Key Global
                                                  Capital, Inc. (provider of equity and
                                                  mezzanine capital to real estate
                                                  industry);
                                             -    From 1997 to 1998, Partner, Squire,
                                                  Sanders & Dempsey (law firm); and
                                             -    From 1994 to 1997, Partner,
                                                  Brown, Rudnick, Freed & Gesmer
                                                  (law firm).

Patrick J. Riley      -    Trustee since     -    2003 to Present, Associate Justice,        -    27
One Corporate Place        1988                   Commonwealth of Massachusetts Superior
55 Ferncroft Road     -    Member, Audit          Court;
Danvers, MA  01923         Committee         -    1985 to 2002, Partner, Riley, Burke &
Age 56                -    Member,                Donahue, L.L.P. (law firm); and
                           Governance        -    Director, SSgA Cash Management Fund plc;
                           Committee              and State Street Global Advisors Ireland,
                      -    Member,                Ltd. (investment companies).
                           Valuation
                           Committee

Richard D. Shirk      -    Trustee since     -    March 2001 to April 2002, Chairman,        -    27
1180 Brookgate             1988                   Cerulean Companies, Inc. (holding
Way, NE               -    Member, Audit          company) (Retired);
Atlanta, GA                Committee         -    1996 to March 2001, President and Chief
30319-2877            -    Member,                Executive Officer, Cerulean Companies,
Age 59                     Governance             Inc. (holding company);
                           Committee         -    1992 to March 2001, President and Chief
                                                  Executive

                      -    Member,                Officer, Blue Cross/Blue Shield
                           Valuation              of Georgia (trade association for
                           Committee              independent Blue Cross and Blue Shield
                                                  health care plans);
                                             -    1993 to November 2001, Chairman and Board
                                                  Member, Georgia Caring for Children
                                                  Foundation (private foundation);
                                             -    November 1998 to Present, Board Member,
                                                  Healthcare Georgia Foundation (private
                                                  foundation); and
                                             -    September 2002 to Present, Board Member,
                                                  Amerigroup Corp. (managed health care).

Bruce D. Taber        -    Trustee since     -    Consultant, Computer Simulation, General   -    27
26 Round Top Road          1991                   Electric Industrial Control Systems
Boxford, MA  01921    -    Member, Audit          (diversified technology and services
Age 61                     Committee              company); and
                      -    Member,           -    Director, SSgA Cash Management Fund plc
                           Governance             and State Street Global Advisors Ireland,
                           Committee              Ltd. (investment companies).
                      -    Member,
                           Valuation
                           Committee

Henry W. Todd         -    Trustee since     -    Chairman, President and CEO, A.M. Todd     -    27
150 Domorah Drive          1988                   Group, Inc. (flavorings manufacturer);
Montgomeryville,      -    Member, Audit     -    President and CEO, Zink & Triest Co.,
PA 18936                   Committee              Inc. (dealer in vanilla flavoring); and
Age 57                -    Member,           -    Director, SSgA Cash Management Fund plc
                           Governance             and State Street Global Advisors Ireland,
                           Committee              Ltd. (investment companies).
                      -    Member,
                           Valuation
                           Committee

PRINCIPAL OFFICERS

                      POSITION(S) WITH SSgA
                      FUNDS;
NAME, ADDRESS AND     LENGTH OF TIME
AGE                   SERVED                 PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------
J. David Griswold     -    Vice              -    Director -- Global Regulatory Policy and Assistant
909 A Street               President and          Secretary, Frank Russell Company (institutional financial
Tacoma, WA  98402          Secretary              consultant);
Age 47                     since 1994;       -    Assistant Secretary and Associate General Counsel, Director
                                                  - Global Regulatory Policy, Frank Russell Investment
                      -    Chief Legal            Management Company (investment management);
                           Officer since     -    Director - Global Regulatory Policy, Russell Real Estate
                           2003                   Advisors, Inc. (investment management);
                                             -    Assistant Secretary and Associate General Counsel, Frank
                                                  Russell Capital Inc. (investment advisor of private equity funds), and Frank Russell Investments (Delaware), Inc.
                                                  (member of general partner of private equity funds);
                                                  Russell Fund Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                             -    Director, Secretary and Associate General Counsel, Frank
                                                  Russell

                                                  Securities, Inc. (institutional brokerage firm); and
                                             -    Director, Frank Russell Canada Limited/Limitee
                                                  (institutional financial consultant).

James Ross            -    Vice              -    2001 to Present, Principal, SSgA Funds Management, Inc.
State Street               President              (investment advisor);
Financial Center           since 2002        -    2000 to Present, Principal, State Street Global Advisors
One Lincoln Street                                (investment management);
Boston, MA                                   -    1992 to 2000, Vice President, State Street Corporation
02111-2900                                        (diversified financial services);
Age 39                                       -    2000 to Present, Vice President, streetTRACKS Series Trust
                                                  (registered investment company).

Mark E. Swanson       -    Treasurer and     -    Director -- Investment Operations, Frank Russell Investment
909 A Street               Principal              Management Company (investment management) and Frank
Tacoma, WA  98402          Accounting             Russell Trust Company (trust company); and
Age 41                     Officer since     -    Treasurer and Chief Accounting Officer, Frank Russell
                           2000                   Investment Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini    -    Chief             -    February 2001 to present, Senior Principal, Chief
State Street               Compliance             Compliance and Risk Management Officer, State Street Global
Financial Center           Officer since          Advisors;
One Lincoln Street         2004              -    2001 to present, Chief Compliance Officer, SSgA Funds
Boston, MA                                        Management, Inc.; and
02111-2900                                   -    September 1985 to February 2001, Managing Director,
Age 61                                            Regulatory Compliance Consulting Group,
                                                  PricewaterhouseCoopers.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.


                                                                FISCAL 2004 TOTAL
                                                           COMPENSATION FROM FUND AND
                                  FISCAL 2004 AGGREGATE       FUND COMPLEX PAID TO
           NAME/POSITION         COMPENSATION FROM FUND            TRUSTEES
      -------------------------------------------------------------------------------
      Lynn L. Anderson,                    None                        None
      Chairman of the Board
      and President

      Agustin J. Fleites,                  None                        None
      Chief Executive Officer
      and Trustee

      William L. Marshall,           $    2,506                $    108,535
      Trustee

      Steven J. Mastrovich,          $    2,482                $    105,482
      Trustee

      Patrick J. Riley, Trustee      $    2,508                $    108,636

      Richard D. Shirk, Trustee      $    2,502                $    107,958

      Bruce D. Taber, Trustee        $    2,508                $    108,977

      Henry W. Todd, Trustee         $    2,508                $    112,387

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                AGGREGATE DOLLAR RANGE
                                                                                OF EQUITY SECURITIES IN
                                                                                   ALL REGISTERED
                                                                                  INVESTMENT COMPANIES
                                                                                OVERSEEN BY TRUSTEES IN
                                                                                  FAMILY OF INVESTMENT
       TRUSTEE                DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND           COMPANIES
Lynn L. Anderson, Trustee   Disciplined Equity Fund         $10,001-$50,000          $10,001-$50,000
                            Small Cap Fund                  $10,001-$50,000

William L. Marshall,        All Funds                       $0                               $0
Trustee

Steven J. Mastrovich,       S&P 500 Index Fund              $50,001-$100,000        $50,001-$100,000
Trustee

Patrick J. Riley, Trustee   Special Equity Fund             $10,001-$50,000            Over $100,000
                            Aggressive Equity Fund          $10,001-$50,000
                            International Stock             $50,001-$100,000
                            Selection Fund
                            Emerging Markets Fund           $50,001-$100,000
                            Core Opportunities Fund         Over $100,000
                            Small Cap Fund                  Over $100,000
                            Disciplined Equity Fund         Over $100,000

Richard D. Shirk, Trustee   Special Equity Fund             $10,001-$50,000          $10,001-$50,000

Bruce D. Taber, Trustee     Bond Market Fund                $10,001-$50,000         $50,001-$100,000
                            Disciplined Equity Fund         $10,001-$50,000

Henry W. Todd, Trustee      All Funds                       $0                               $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

-    Atwell & Co., PO Box 456, New York, NY  10005--9.97%

-    State Street Solutions, 3 Batterymarch Park, Quincy, MA  02169-7422--5.15%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:


     2004                2003                      2002
     -------------------------------------------------------------
     $  622,069          $  1,024,922              $  2,216,978



APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


     2004                2003                 2002
     ------------------------------------------------------
     $  106,902          $  105,302           $  132,489

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation.  $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses
incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:

     2002
     ------------
     $  47,497

Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31:

     2004                   2003                   2002
     ----------------------------------------------------------
     $  60,023              $  74,636              $  37,099


For fiscal 2004, these amounts are reflective of the following individual payments:


     Advertising                       $      13,992
     Printing                                  1,588
     Compensation to Dealers                   7,639
     Compensation to Sales Personnel          20,588
     Other(1)                                 16,216
                                       -------------
     Total                             $      60,023
                                       =============

Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:


     2004                   2003                   2002
     ----------------------------------------------------------
     $  62,219              $  58,899              $  73,899


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 16, 2004, the Funds' Board of Trustees, upon the recommendation of the Audit Committee, voted to appoint Deloitte & Touche LLP as their independent registered public accounting firm for the fiscal year ending August 31, 2005, subject to Deloitte & Touche LLP's satisfaction with new client procedures. Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116. Through the fiscal year ending August 31, 2004, PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP's report on the Funds' financial statements for the fiscal year ending August 31, 2004, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Advisor paid the following total brokerage commissions during the last three fiscal years ended August 31:


     2004                   2003                   2002
     -----------------------------------------------------------
     $  162,997             $  183,993             $  147,942


Of the total brokerage commissions paid, an affiliated broker/dealer(s) received the following during the last three fiscal years ended August 31:


     2004                   2003                   2002
     ----------------------------------------------------------
     $  14,588              $  52,339              $  28,697




Relating to the total brokerage commissions paid by the Advisor for the fiscal year ended August 31, 2004, the percentage of brokerage commissions received by an affiliated broker/deal amounted to 8.9% of the total.

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was 9.1% for the fiscal year ended August 31, 2004.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows:


                                          PRINCIPAL      COMMISSIONS
                                           ($000)          ($000)
                                       -----------------------------
     Investment Technology Group Inc.       56,309           33
     Morgan Stanley Co. Inc.                29,548           11
     Credit Suisse First Boston             23,675           39
     Deutsche Bank Securities               20,646           --
     State Street Brokerage Services        13,376           15
     Instinet                                8,681           11
     Fidelity Capital Markets                5,362           11
     Guzman & Co.                            4,522            5
     UBS Warburg LLC                         4,318           13
     Lehman Brothers Inc.                    2,620            4
     UBS Securities LLC                         --            6

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2004, the fund had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:


     CARRYOVER AMOUNT    EXPIRATION DATE
     -----------------------------------
     $   2,376,791       August 31, 2009
     $  50,712,457       August 31 2010
     $  18,406,161       August 31, 2011
     $  19,079,919       August 31, 2012

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

       where:  P =       a hypothetical initial payment of $1,000
               T =       average annual total return
               n =       number of years
               ERV =     ending redeemable value of a hypothetical $1,000
                         payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

       where:  P =          a hypothetical initial payment of $1,000
               T =          average annual total return (after taxes on
                            distributions)
               n =          number of years
               ATV SUB(D) = ending value of a hypothetical $1,000
                            payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                       AVERAGE ANNUAL TOTAL RETURNS
         ----------------------------------------------------------
         ONE YEAR ENDED     FIVE YEARS ENDED     TEN YEARS ENDED
         AUGUST 31, 2004    AUGUST 31, 2004      AUGUST 31, 2004(1)
         ----------------------------------------------------------
             10.93%              (3.04%)               8.49%

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

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(1)  The fund commenced operations on May 4, 1992.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

          APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2) provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4) matches proxies received with holdings as of record date;
   5) reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7) documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

   - Against offers when there are prospects for an enhanced bid or other bidders

   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                              EMERGING MARKETS FUND

                                DECEMBER 20, 2004

                       (AS SUPPLEMENTED JANUARY 28, 2005)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 20, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                               3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                           3

   INVESTMENT STRATEGIES                                                                                   3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                    7
   INVESTMENT RISKS                                                                                       10
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                  11
   INVESTMENT RESTRICTIONS                                                                                11
   TEMPORARY DEFENSIVE POSITION                                                                           12
   PORTFOLIO TURNOVER                                                                                     13

MANAGEMENT OF THE FUND                                                                                    13

   BOARD OF TRUSTEES AND OFFICERS                                                                         13
   COMPENSATION                                                                                           18
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003         18
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                 19

INVESTMENT ADVISORY AND OTHER SERVICES                                                                    19

   ADVISOR                                                                                                19
   ADMINISTRATOR                                                                                          21
   CUSTODIAN AND TRANSFER AGENT                                                                           22
   DISTRIBUTOR                                                                                            22
   CODE OF ETHICS                                                                                         22
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                               23
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                          25
   LEGAL COUNSEL                                                                                          25

BROKERAGE PRACTICES AND COMMISSIONS                                                                       25

PRICING OF FUND SHARES                                                                                    26

TAXES                                                                                                     27

CALCULATION OF PERFORMANCE DATA                                                                           28

ADDITIONAL INFORMATION                                                                                    29

   SHAREHOLDER MEETINGS                                                                                   29
   CAPITALIZATION AND VOTING                                                                              29
   FEDERAL LAW AFFECTING STATE STREET                                                                     29
   PROXY VOTING POLICY                                                                                    30
   MASSACHUSETTS BUSINESS TRUST                                                                           30

FINANCIAL STATEMENTS                                                                                      30

APPENDIX - DESCRIPTION OF SECURITIES RATINGS                                                              31

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                               33

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its fundamental investment objective and restrictions, the fund may invest in the following instruments and utilize the following investment techniques:

FOREIGN CURRENCY. The fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. A fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Advisor. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to a fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency rates when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way.

Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The funds will not speculate in foreign security or currency options or futures or related options.

The fund may not hedge its position with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such transactions) of the securities held in its portfolio denominated or quoted in that particular foreign currency. No fund will enter into a position hedging commitment if, as a result thereof, it would have more than 20% of the value of its assets committed to such contracts. The fund will not enter into a forward contract with a term of more than 36 months.

FOREIGN CURRENCY RISK. A fund that invests in foreign securities or securities denominated in foreign currencies may be adversely affected by changes in currency exchange rates, exchange control regulations, foreign country indebtedness and indigenous economic and political developments. A fund attempts to buy and sell foreign currencies on favorable terms, but will incur the cost of any price spread on currency exchanges when a fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a fund's investments in securities of issuers of that country. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging

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(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

SPECIAL SITUATIONS AND ILLIQUID SECURITIES. The fund and the Advisor believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the fund's capital appreciation potential. These investments are generally illiquid. The fund currently does not intend to invest more than 5% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,

(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

INTEREST RATE TRANSACTIONS. The fund may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or it liabilities. The fund will usually enter into interest rate swaps on a net basis., i.e., the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. When the fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments). The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the Advisor believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the fund's borrowing restrictions. The net amount of the excess, if any, of the fund's obligation over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's Custodian. To the extent that the fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the fund's obligation, if any, with respect to such interest rate swaps, accrued on a daily basis. The fund will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation. As a result, the swap market has become relatively liquid.

The use of interest rate swaps is a highly specialized activity that involves investment techniques and risk different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a fund will diminish compared to what it would have been if this investment technique was not used.

The fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amounts of interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap defaults, the fund's risk of loss consists of the net amount of interest payments that the fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the fund expects to achieve an acceptable degree of correlation between its right to receive interest on its portfolio securities and its right and obligation to receive and pay interest pursuant to interest rate swaps.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

To gain additional market exposure, the Emerging Markets Fund may also invest in equity linked notes. These are instruments whose return is determined by the performance of a single equity security, a basket of equity securities, or an equity index. Equity linked notes entail illiquidity and default risk. Due to default risk, the manager uses similar analysis to the equity swap procedure in selecting appropriate counterparties.

DEBT SECURITIES. The fund may also invest in debt securities with broad credit ratings that may or may not be investment grade. Debt will typically represent less than 5% of the fund's assets. Debt securities are subject to market and credit risk. Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RISKS

Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the US and in other developed countries. These risks include: (1) The volatile social, political and economic conditions that can cause investments in emerging or developing markets to have exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the fund's securities will generally be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

The fund endeavors to buy and sell foreign currencies on favorable terms. Price spreads on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, domestic and foreign political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer, No compensation or other consideration is paid as a part of any such arrangement.

d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental, and restrictions 12 through 15 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. These restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, emerging market governments, their agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds exceed 5% of its total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph
          (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, emerging markets governments, their agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements" or "reverse repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

     6. Purchase or sell commodities or commodity futures contracts or option on a futures contract except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts, and if, as a result thereof, more than 10% of the fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts), and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and Statement of Additional Information.

     8. Except as required in connection with permissible financial options activities and futures contracts, purchase securities on margin or underwrite securities issued by others, except that a fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition. This restriction does not preclude the fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the fund from (i) making any permitted borrowings, mortgages or pledges, or
          (ii) entering into repurchase transactions.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, except as described herein and in the fund's Prospectus, and subject to the following conditions: (i) such options are written by other persons and (ii) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     14. Make investments for the purpose of gaining control of an issuer's management.

     15. Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of the fund's net assets. Included in such amount, but not to exceed 2% of the value of the fund's net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the fund in units or attached to securities may be deemed to be without value.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. The fund currently does not intend to invest in the securities of any issuer that would qualify as a real estate investment trust under federal tax law.

Except with respect to Investment Restriction Nos. 2 and 13, if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

In addition, the fund trades more actively to realize gains and/or to increase yields on investments by trading to take advantage of short-term market variations. This policy is expected to result in higher portfolio turnover for the fund. However, the fund does not give significant weight to attempting to realize long-term, rather than short-term, capital gains when making portfolio management decisions.

The fund's portfolio turnover rate may also be affected by participation in initial public offerings (IPOs). The fund is authorized to participate in IPOs and then immediately sell the security in the aftermarket. This practice could result in active and frequent trading of portions of the fund's portfolio and an increase in the fund's portfolio turnover rate.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31:


        2004           2003            2002
        --------------------------------------
        64.36%          88.02%          92.10%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors;
     (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street              -    Interested Person        (institutional financial consultant);
Tacoma, WA 98402               of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                         (as defined in           Management Company (investment management); and
                               the 1940 Act) due        Frank Russell Investment Company and Russell
                               to his                   Investment Funds (registered investment companies);

                               employment by the   -    Chairman of the Board and Chief Executive Officer,
                               parent company of        Russell Fund Distributors, Inc. (mutual fund
                               the Administrator        broker-dealer and underwriter) and Frank Russell
                          -    Chairman of the          Trust Company; and
                               Board and           -    Director, Russell Insurance Agency, Inc. (manager
                               President                of investment companies); Frank Russell
                          -    Member,                  Investments (UK) Limited (unit trust management);
                               Governance               and Frank Russell Asset Management (Cayman) II LLC
                               Committee                (limited partnership investment).
                          -    Member, Valuation
                               Committee

Agustin J. Fleites        -    Principal           -    2002 to Present, President, SSgA Funds Management,        27
State Street Financial         Executive Officer        Inc. (investment advisor);
Center                         and Chief           -    2001 to Present, Senior Principal, State Street
One Lincoln Street             Executive Officer        Global Advisors; Managing Director, Advisor
Boston, MA 02111-2900          since 2003               Strategies (investment management);
Age 39                    -    Trustee since       -    1999 to 2001, Principal, Head of Exchange Traded
                               November 2004            Funds, Offshore Funds and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation
                                                        Strategies.

INDEPENDENT TRUSTEES

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.        -    27
33 West Court Street      -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901           Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                    -    Member,                  Inc. (a registered investment advisor and provider
                               Governance               of financial and related consulting services);
                               Committee           -    Certified Financial Planner and Member, Financial
                          -    Member, Valuation        Planners Association; and
                               Committee           -    Registered Representative and Principal for
                                                        Securities with Cambridge Investment Research,
                                                        Inc., Fairfield, Iowa.

Steven J. Mastrovich      -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree         -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                         Committee                Management (private real estate investment for
Westwood, MA 02090        -    Member,                  clients primarily outside of the US to locate
Age 48                         Governance               private real estate investments in the US);
                               Committee           -    January 2000 to September 2000, Managing Director,
                          -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial

                               Committee                services);
                                                   -    From 1998 to 2000, President, Key Global Capital,
                                                        Inc. (provider of equity and mezzanine capital to
                                                        real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                        Gesmer (law firm).

Patrick J. Riley          -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place       -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road              Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         -    Member,                  L.L.P. (law firm); and
Age 56                         Governance          -    Director, SSgA Cash Management Fund plc; and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

Richard D. Shirk          -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE    -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877         Committee           -    1996 to March 2001, President and Chief Executive
Age 59                    -    Member,                  Officer, Cerulean Companies, Inc. (holding
                               Governance               company);
                               Committee           -    1992 to March 2001, President and Chief Executive
                          -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                               Committee                association for independent Blue Cross and Blue
                                                        Shield health care plans);
                                                   -    1993 to November 2001, Chairman and Board Member,
                                                        Georgia Caring for Children Foundation (private
                                                        foundation);
                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road         -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921              Committee                and services company); and
Age 61                    -    Member,             -    Director, SSgA Cash Management Fund plc and State
                               Governance               Street Global Advisors Ireland, Ltd. (investment
                               Committee                companies).
                          -    Member, Valuation
                               Committee

Henry W. Todd             -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive         -    Member, Audit            (flavorings manufacturer);
Montgomeryville, PA            Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                     -    Member,                  in vanilla flavoring); and
Age 57                         Governance          -    Director, SSgA Cash Management Fund plc and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

PRINCIPAL OFFICERS

                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
J. David Griswold         -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                   and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA 98402               since 1994;         -    Assistant Secretary and Associate General Counsel, Director - Global
Age 47                    -    Chief Legal              Regulatory Policy, Frank Russell Investment Management Company
                               Officer since 2003       (investment management);
                                                   -    Director - Global Regulatory Policy, Russell Real Estate Advisors, Inc.
                                                        (investment management);
                                                   -    Assistant Secretary and Associate General Counsel, Frank Russell
                                                        Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds); Russell Fund Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial         since 2002               advisor);
Center                                             -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                      management);
Boston, MA 02111-2900                              -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                  financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust
                                                        (registered investment company).

Mark E. Swanson           -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                   Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402               Accounting               company); and
Age 41                         Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and Russell Investment Funds (registered
                                                        investment companies).

Peter A. Ambrosini        -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial         Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                      and
Boston, MA 02111-2900                              -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                  Compliance Consulting Group, PricewaterhouseCoopers.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.


                                                                        FISCAL 2004 TOTAL
                                                                    COMPENSATION FROM FUND AND
                                          FISCAL 2004 AGGREGATE        FUND COMPLEX PAID TO
               NAME/POSITION             COMPENSATION FROM FUND              TRUSTEES
       ---------------------------------------------------------------------------------------
       Lynn L. Anderson,                           None                              None
       Chairman of the Board
       and President

       Agustin J. Fleites, Chief                   None                              None
       Executive Officer and
       Trustee

       William L. Marshall,                    $  3,297                       $   108,535
       Trustee

       Steven J. Mastrovich,                   $  3,239                       $   105,482
       Trustee

       Patrick J. Riley, Trustee               $  3,291                       $   108,636

       Richard D. Shirk, Trustee               $  3,284                       $   107,958

       Bruce D. Taber, Trustee                 $  3,305                       $   108,977

       Henry W. Todd, Trustee                  $  3,351                       $   112,387

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                       AGGREGATE DOLLAR RANGE
                                                                                       OF EQUITY SECURITIES IN
                                                                                            ALL REGISTERED
                                                                                        INVESTMENT COMPANIES
                                                                                       OVERSEEN BY TRUSTEES IN
                                                                                        FAMILY OF INVESTMENT
        TRUSTEE                  DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND               COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund          $10,001-$50,000          $10,001-$50,000
                                Small Cap Fund                   $10,001-$50,000

William L. Marshall, Trustee    All Funds                        $0                              $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund               $50,001-$100,000         $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund              $10,001-$50,000            Over $100,000
                                Aggressive Equity Fund           $10,001-$50,000
                                International Stock Selection    $50,001-$100,000
                                Fund
                                Emerging Markets Fund            $50,001-$100,000
                                Core Opportunities Fund          Over $100,000
                                Small Cap Fund                   Over $100,000
                                Disciplined Equity Fund          Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund              $10,001-$50,000          $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                 $10,001-$50,000          $50,001-$100,000
                                Disciplined Equity Fund          $10,001-$50,000

Henry W. Todd, Trustee          All Funds                        $0                              $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104-4122--24.54%

- Batrus & Co., c/o Deutsche Bank Trust Co. Americas, Church Street Station, PO Box 9005, New York, NY 10256-0006--17.44%

- National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008-3908--6.37%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:


        2004            2003             2002
        ---------------------------------------------
        $  4,906,933    $  2,992,650     $  3,011,036


Through December 31, 2005, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of 1.25% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ended August 31:


        2004            2003             2002
        ---------------------------------------------
        $    993,462    $    400,431          778,098

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


         2004               2003                2002
         ------------------------------------------------
         $ 462,656          $ 306,053           $ 338,824

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to the international funds:

- Portfolio Administration. $0 up to $100 million--0.05%, $100 million to $200 million--0.03%; over $200 million--.02% (annual charge, billed and payable monthly, based on average daily net assets);

-    Additional Classes of Shares--$18,000 per class;

- Global Custody and Settlement: Comprised of asset charges and transactions charges by country in five different groups. Asset charges ranging from .06% to .40% for the first $50 million and from .05% to .40% over $50 million. Transaction charges ranging from $25 to $150;

- Portfolio Transactions (for each line item processed). DTC--$6; Fed book entry trade-$10; Physical settlements and all other trades--$25; option trading and futures trading--$25; option expiration or exercised--$15; Income Fed wires--$4.70; Outgoing Fed wires $4.55;

- Pricing. Monthly pricing fees of $375 per international investment portfolio and from $6 to $10 per security, depending on the type of instrument and the pricing service used; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; fund minimum per portfolio $20,000; $1.85 investor fee; and $3.09 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the

Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:

        2002
        ---------
        $ 271,455

Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


        2004                 2003                    2002
        ------------------------------------------------------
        $ 786,293            $ 282,456               $ 344,561


For fiscal 2004, these amounts are reflective of the following individual payments:


       Advertising                                    $      34,751
       Printing                                               4,043
       Compensation to Dealers                              330,459
       Compensation to Sales Personnel                      382,994
       Other(1)                                              34,046
                                                      -------------
       Total                                          $     786,293
                                                      =============

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:


        2004                2003                  2002
        ---------------------------------------------------
        $ 163,594           $ 99,589              $ 100,176


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 16, 2004, the Funds' Board of Trustees, upon the recommendation of the Audit Committee, voted to appoint Deloitte & Touche LLP as their independent registered public accounting firm for the fiscal year ending August 31, 2005, subject to Deloitte & Touche LLP's satisfaction with new client procedures. Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116. Through the fiscal year ending August 31, 2004, PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP's report on the Funds' financial statements for the fiscal year ending August 31, 2004, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The fund contemplates purchasing equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Advisor paid the following total brokerage commissions during the last three fiscal years ended August 31:


        2004                  2003                 2002
        ------------------------------------------------------
        $ 2,013,612           $ 9,002,654          $ 1,455,605


The principal reasons for changes in the brokerage commissions for 2002 and 2003 were: (1) changes in fund asset size; and (2) changes in market conditions.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows:


                                                        PRINCIPAL             COMMISSIONS
                                                         ($000)                 ($000)
                                                   -----------------------------------------
       Merrill Lynch Pierce Fenner & Smith               231,585                  505
       Arnhold S. Bleichroeder Inc.                      134,095                  452
       SBC Warburg                                        85,397                  189
       Credit Suisse First Boston                         69,381                  181
       JP Morgan Securities Inc.                          54,807                   95
       Citigroup Global Markets, Inc.                     53,653                   --
       Morgan Stanley Co., Inc.                           47,627                   72
       ABN Amro                                           28,710                   55
       Unicreditbanca Mobiliare S.P.A.                    27,082                  135
       UBS Warburg LLC                                    26,833                   --
       HSBC Bank PLC                                          --                   55
       Banco Santander Central Hispano                        --                   54

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good

Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                                  P(1+T)(TO THE POWER OF n) = ERV

            where:  P =    a hypothetical initial payment of $1,000
                    T =    average annual total return
                    n =    number of years
                    ERV =  ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                                     P(1+T)(TO THE POWER n) = ATV SUB(D)

            where:  P =          a hypothetical initial payment of $1,000
                    T =          average annual total return (after taxes on
                                 distributions)
                    n =          number of years
                    ATV SUB(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                              AVERAGE ANNUAL TOTAL RETURNS
           -------------------------------------------------------------
           ONE YEAR ENDING      FIVE YEARS ENDING     TEN YEARS ENDING
           AUGUST 31, 2004      AUGUST 31, 2004       AUGUST 31, 2004(1)
           -------------------------------------------------------------
             20.38%               5.12%                 2.77%

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

----------
(1)  The fund commenced operations on March 1, 1994.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                  APPENDIX - DESCRIPTION OF SECURITIES RATINGS

The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch ("Thomson").

LONG-TERM CORPORATION AND TAX-EXEMPT DEBT RATINGS

The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free US Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

SHORT-TERM CORPORATE AND TAX-EXEMPT DEBT RATINGS

The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free US Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Fitch's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. The A-2 designation indicates that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Ample alternate liquidity is maintained.

IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thomson's short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TAX-EXEMPT NOTE RATINGS

A S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). MIG-1/VMIG-1 denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

Fitch uses its short-term ratings described above under "Short-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes.

D&P uses the fixed-income ratings described above under "Long-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes and other short-term obligations.

          APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2) provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4) matches proxies received with holdings as of record date;
   5) reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7) documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

   - Against offers when there are prospects for an enhanced bid or other bidders

   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                              HIGH YIELD BOND FUND

                                DECEMBER 20, 2004

                       (AS SUPPLEMENTED JANUARY 28, 2005)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 20, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                             3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                         3

   INVESTMENT STRATEGIES                                                                                 3
   RISK FACTORS - LOWER RATED DEBT SECURITIES                                                            8
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                  8
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                11
   INVESTMENT RESTRICTIONS                                                                              11
   TEMPORARY DEFENSIVE POSITION                                                                         12
   PORTFOLIO TURNOVER                                                                                   12

MANAGEMENT OF THE FUND                                                                                  13

   BOARD OF TRUSTEES AND OFFICERS                                                                       13
   COMPENSATION                                                                                         17
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003       18
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                               19

INVESTMENT ADVISORY AND OTHER SERVICES                                                                  19

   ADVISOR                                                                                              19
   ADMINISTRATOR                                                                                        20
   CUSTODIAN AND TRANSFER AGENT                                                                         21
   DISTRIBUTOR                                                                                          22
   CODE OF ETHICS                                                                                       22
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                             22
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                        24
   LEGAL COUNSEL                                                                                        24

BROKERAGE PRACTICES AND COMMISSIONS                                                                     25

PRICING OF FUND SHARES                                                                                  26

TAXES                                                                                                   27

CALCULATION OF PERFORMANCE DATA                                                                         27

ADDITIONAL INFORMATION                                                                                  29

   SHAREHOLDER MEETINGS                                                                                 29
   CAPITALIZATION AND VOTING                                                                            29
   FEDERAL LAW AFFECTING STATE STREET                                                                   29
   PROXY VOTING POLICY                                                                                  29
   MASSACHUSETTS BUSINESS TRUST                                                                         30

FINANCIAL STATEMENTS                                                                                    30

APPENDIX- DESCRIPTION OF SECURITIES RATINGS                                                             31

   RATINGS OF DEBT INSTRUMENTS                                                                          31
   RATINGS OF COMMERCIAL PAPER                                                                          32

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                             34

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

LEHMAN BROTHERS HIGH YIELD BOND INDEX. The High Yield Bond Fund will measure its performance against the Lehman Brothers High Yield Bond Index (the Index). The modified adjusted duration of the Index as of August 31, 2003, was 4.82 years. The Index includes fixed rate, public nonconvertible, noninvestment-grade issuers registered with the SEC that are rated Ba1 or lower by Moody's Investors Service ("Moody's). If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's Rating Group (S&P), or by Fitch's Investors Service (Fitch) if an S&P rating is unavailable. A small number of unrated bonds is included in the Index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

HIGH RISK, HIGH YIELD BONDS. The fund will invest in high risk, high yield bonds. Securities rated below BBB by S&P or Baa by Moody's involve greater risks, including credit and liquidity risk, than securities in higher rating categories.

Bonds rated below BBB by S&P (BB, B, CCC, CC, C and D) are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the securities are vulnerable to non-payment and represents the lowest degree of speculation within the non-investment grade universe; and D indicates the bonds have failed to pay interest or principal and represents the highest degree of speculation. Please see "Risk Factors - Lower Rated Debt Securities" in this SAI.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased.

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

VARIABLE AND FLOATING RATE SECURITIES. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

MORTGAGE-RELATED SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

     2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

     3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

Because the fund accrues taxable income from zero coupon securities without receiving regular interest payments in cash, each fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the fund. Investing in these securities might also force the fund to sell portfolio securities to maintain portfolio liquidity.

Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers if delivered to the fund in connection with debt securities held by the fund. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

SPECIAL SITUATIONS AND ILLIQUID SECURITIES. The fund and the Advisor believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the fund's capital appreciation potential. These investments are generally illiquid. The fund currently does not intend to invest more than 5% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

FORWARD CURRENCY TRANSACTIONS. The fund's participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to "lock in" the US dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The fund will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the fund's assets, but will be employed as necessary to correspond to particular transactions or positions. The fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When the fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When the fund takes a short position in a forward currency contract, the fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the fund "covers" a forward currency position generally by entering into an offsetting position. The transaction costs to the fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Advisor may be incorrect in its expectations as to currency fluctuations, and the fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, the fund may not be able to contract to sell or purchase that currency at an advantageous price. At or before the maturity of a forward sale contract, the fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

RISK FACTORS - LOWER RATED DEBT SECURITIES

On the whole, issuers of non-investment grade debt have higher financial leverage and are smaller, as measured by total revenues and total market value, than issuers of investment grade debt. This higher leverage and smaller issuer size makes lower rated debt securities more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities may be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a fund may incur additional expenses to seek financial recovery.

In addition, the markets in which low rated debt securities are traded are more limited than those for higher rated securities. The existence of limited markets for particular securities may diminish the fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the fund's shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of the fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the fund was investing only in investment grade securities.

The fund's Advisor may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. Please see the Appendix for a description of securities ratings.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the index options or futures contracts. Conversely, the fund may purchase or sell fewer index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer, No compensation or other consideration is paid as a part of any such arrangement.

d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions, restrictions 1 through 9 are fundamental and restrictions 10 and 11 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     8. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     9. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     10. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     11. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31:

     2004            2003            2002
     --------------------------------------
     151.82%         148.72%         149.45%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street              -    Interested Person        (institutional financial consultant);
Tacoma, WA 98402               of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                         (as defined in           Management Company (investment management); and
                               the 1940 Act) due        Frank Russell Investment Company and Russell
                               to his employment        Investment Funds (registered investment companies);
                               by the parent       -    Chairman of the Board and Chief Executive Officer,
                               company of the           Russell Fund Distributors, Inc. (mutual fund
                               Administrator            broker-dealer and underwriter) and Frank Russell
                          -    Chairman of the          Trust Company; and
                               Board and           -    Director, Russell Insurance Agency, Inc. (manager
                               President                of investment companies); Frank Russell
                          -    Member,                  Investments (UK) Limited (unit trust management);
                               Governance               and Frank Russell Asset Management (Cayman) II LLC
                               Committee                (limited partnership investment).
                          -    Member, Valuation
                               Committee

Agustin J. Fleites        -    Principal           -    2002 to Present, President, SSgA Funds Management,        27
State Street Financial         Executive Officer        Inc. (investment advisor);
Center                         and Chief           -    2001 to Present, Senior Principal, State Street
One Lincoln Street             Executive Officer        Global Advisors; Managing Director, Advisor
Boston, MA 02111-2900          since 2003               Strategies (investment management);
Age 39                    -    Trustee since       -    1999 to 2001, Principal, Head of Exchange Traded
                               November 2004            Funds, Offshore Funds and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation
                                                        Strategies.

INDEPENDENT TRUSTEES

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.        -    27
33 West Court Street      -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901           Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                    -    Member,                  Inc. (a registered investment advisor and provider
                               Governance               of financial and related consulting services);
                               Committee           -    Certified Financial Planner and Member, Financial
                          -    Member, Valuation        Planners Association; and
                               Committee           -    Registered Representative and Principal for
                                                        Securities with Cambridge Investment Research,
                                                        Inc., Fairfield, Iowa.

Steven J. Mastrovich      -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree         -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                         Committee                Management (private real estate investment for
Westwood, MA 02090        -    Member,                  clients primarily outside of the US to locate
Age 48                         Governance               private real estate investments in the US);
                               Committee           -    January 2000 to September 2000, Managing Director,
                          -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                               Committee                services);
                                                   -    From 1998 to 2000, President, Key Global Capital,
                                                        Inc. (provider of equity and mezzanine capital to
                                                        real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997,
                                                        Partner, Brown, Rudnick,
                                                        Freed & Gesmer (law
                                                        firm).

Patrick J. Riley          -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place       -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road              Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         -    Member,                  L.L.P. (law firm); and
Age 56                         Governance          -    Director, SSgA Cash Management Fund plc; and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

Richard D. Shirk          -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE    -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877         Committee           -    1996 to March 2001, President and Chief Executive
Age 59                    -    Member,                  Officer, Cerulean Companies, Inc. (holding
                               Governance               company);
                               Committee           -    1992 to March 2001, President and Chief Executive

                          -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                               Committee                association for independent Blue Cross and Blue
                                                        Shield health care plans);
                                                   -    1993 to November 2001, Chairman and Board Member,
                                                        Georgia Caring for Children Foundation (private
                                                        foundation);
                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road         -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921              Committee                and services company); and
Age 61                    -    Member,             -    Director, SSgA Cash Management Fund plc and State
                               Governance               Street Global Advisors Ireland, Ltd. (investment
                               Committee                companies).
                          -    Member, Valuation
                               Committee

Henry W. Todd             -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive         -    Member, Audit            (flavorings manufacturer);
Montgomeryville, PA            Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                     -    Member,                  in vanilla flavoring); and
Age 57                         Governance          -    Director, SSgA Cash Management Fund plc and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

PRINCIPAL OFFICERS

                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS;
--------------------------------------------------------------------------------------------------------------------------------
J. David Griswold         -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                   and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA 98402               since 1994;         -    Assistant Secretary and Associate General Counsel, Director - Global
Age 47                    -    Chief Legal              Regulatory Policy, Frank Russell Investment Management Company
                               Officer since 2003       (investment management);
                                                   -    Director - Global Regulatory Policy, Russell Real Estate Advisors, Inc.
                                                        (investment management);
                                                   -    Assistant Secretary and Associate General Counsel, Frank Russell
                                                        Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds); Russell Fund Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell

                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial         since 2002               advisor);
Center                                             -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                      management);
Boston, MA 02111-2900                              -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                  financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                   Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402               Accounting               company); and
Age 41                         Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini        -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial         Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                      and
Boston, MA 02111-2900                              -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                  Compliance Consulting Group, PricewaterhouseCoopers.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.


                                                           FISCAL 2004 TOTAL
                                                      COMPENSATION FROM FUND AND
                              FISCAL 2004 AGGREGATE      FUND COMPLEX PAID TO
        NAME/POSITION        COMPENSATION FROM FUND            TRUSTEES
     ---------------------------------------------------------------------------
     Lynn L. Anderson,                None                       None
     Chairman of the Board
     and President

     Agustin J. Fleites,              None                       None
     Chief Executive
     Officer and Trustee

     William L. Marshall,             $       2,274              $       108,535
     Trustee

     Steven J. Mastrovich,            $       2,261              $       105,482
     Trustee

     Patrick J. Riley, Trustee        $       2,277              $       108,636

     Richard D. Shirk, Trustee        $       2,272              $       107,958

     Bruce D. Taber, Trustee          $       2,275              $       108,977

     Henry W. Todd, Trustee           $       2,293              $       112,387

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                    AGGREGATE DOLLAR RANGE
                                                                                    OF EQUITY SECURITIES IN
                                                                                        ALL REGISTERED
                                                                                     INVESTMENT COMPANIES
                                                                                    OVERSEEN BY TRUSTEES IN
                                                                                     FAMILY OF INVESTMENT
           TRUSTEE              DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND             COMPANIES
Lynn L. Anderson, Trustee     Disciplined Equity Fund          $10,001-$50,000           $10,001-$50,000
                              Small Cap Fund                   $10,001-$50,000

William L. Marshall, Trustee  All Funds                        $0                              $0

Steven J. Mastrovich,         S&P 500 Index Fund               $50,001-$100,000         $50,001-$100,000
Trustee

Patrick J. Riley, Trustee     Special Equity Fund              $10,001-$50,000            Over $100,000
                              Aggressive Equity Fund           $10,001-$50,000
                              International Stock Selection    $50,001-$100,000
                              Fund
                              Emerging Markets Fund            $50,001-$100,000
                              Core Opportunities Fund          Over $100,000
                              Small Cap Fund                   Over $100,000
                              Disciplined Equity Fund          Over $100,000

Richard D. Shirk, Trustee     Special Equity Fund              $10,001-$50,000           $10,001-$50,000

Bruce D. Taber, Trustee       Bond Market Fund                 $10,001-$50,000          $50,001-$100,000
                              Disciplined Equity Fund          $10,001-$50,000

Henry W. Todd, Trustee        All Funds                        $0                              $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

-    Teradyne Inc. Pension, 321 Harrison Ave. #L55, Boston, MA
     02118-2238--12.68%

-    Bondport, Schoolhouse Capital, 2 Avenue DeLafayette, Boston, MA
     02111--7.42%

-    Bondport, Schoolhouse Capital, 2 Avenue DeLafayette, Boston, MA
     02111--6.33%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:


     2004            2003            2002
     --------------------------------------------
     $    392,961    $    353,082    $    171,620


Through December 31, 2005, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of .75% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ended August 31:

     2004            2003            2002
     --------------------------------------------
     $  0            $  0            $  0

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


     2004            2003            2002
     --------------------------------------------
     $     71,383    $     67,939    $     49,144

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation. $350 per month;

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:

     2002
     ---------------
     $     19,716

Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


     2004            2003            2002
     --------------------------------------------
     $     83,491    $    147,966    $     18,752


For fiscal 2004, these amounts are reflective of the following individual payments:




     Advertising                                $      8,512
     Printing                                            927
     Compensation to Dealers                          52,284
     Compensation to Sales Personnel                  11,087
     Other(1)                                         10,681
                                                ------------
     Total                                      $     83,491
                                                ============

Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:


     2004            2003            2002
     --------------------------------------------
     $     32,755    $     27,903    $     12,933




INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 16, 2004, the Funds' Board of Trustees, upon the recommendation of the Audit Committee, voted to appoint Deloitte & Touche LLP as their independent registered public accounting firm for the fiscal year ending August 31, 2005, subject to Deloitte & Touche LLP's satisfaction with new client procedures. Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116. Through the fiscal year ending August 31, 2004, PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP's report on the Funds' financial statements for the fiscal year ending August 31, 2004, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows:


                                                  PRINCIPAL
                                                    ($000)
                                                ------------
     Lehman Brothers Inc.                             46,294
     Chase Securities Inc.                            39,297
     Banc of America Securities LLC                   35,580
     Bear Stearns Securities Corp.                    35,489
     Citigroup Global Markets Inc.                    25,960
     Credit Suisse First Boston                       25,528
     Goldman Sachs & Co.                              19,555
     Morgan Stanley Co. Inc.                          13,299
     Wachovia Securities, LLC                         12,787

     IBS Warburg LLC                                   8,735

The fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

At August 31, 2004, the fund had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:


                 CARRYOVER AMOUNT   EXPIRATION DATE
                 ----------------------------------
                  $  2,908,229      August 31, 2010
                  $    220,123      August 31 2011

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                                        P(1+T)(TO THE POWER OF n) = ERV

            where:  P =          a hypothetical initial payment of $1,000
                    T =          average annual total return
                    n =          number of years
                    ERV =        ending redeemable value of a hypothetical
                                 $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

            where:  P =          a hypothetical initial payment of $1,000
                    T =          average annual total return (after taxes on
                                 distributions)
                    n =          number of years
                    ATV SUB(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

            YIELD = 2[(a-b+1)(TO THE POWER OF 6)-1]
                       ---
                        Cd

            where:  A =        dividends and interests earned during the period

                    B =        expenses accrued for the period (net of
                               reimbursements);

                    C = average daily number of shares outstanding during the period that were entitled to receive dividends; and

                    D = the maximum offering price per share on the last day of the period.

The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the fund. Total return and other performance figures are based on historical earnings and are not indicative of future performance.

                        AVERAGE ANNUAL TOTAL RETURNS
           ------------------------------------------------------
           ONE YEAR ENDING  FIVE YEARS ENDING  INCEPTION TO
           AUGUST 31, 2004  AUGUST 31, 2004    AUGUST 31, 2004(1)
           ------------------------------------------------------
                11.64%            5.36%             5.88%


The current 30-day yield (annualized) for the fund for the period ended August 31, 2004 was 6.87%.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities

----------
(1)  Annualized. The fund commenced operations on May 1, 1998.

during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX- DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual implied BBB- rating.

     B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating has been used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     C1 -- The rating C1 is reserved for income bonds on which no interest is being paid.

     D -- Bonds rated D are in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

  - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

  - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  - Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

       A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

       A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

       F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

       F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

          APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2) provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4) matches proxies received with holdings as of record date;
   5) reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7) documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

   - Against offers when there are prospects for an enhanced bid or other bidders

   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION
                                 IAM SHARES FUND
                                DECEMBER 20, 2004

                       (AS SUPPLEMENTED JANUARY 28, 2005)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 20, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                               3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                           3

   INVESTMENT STRATEGIES                                                                                   3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                    6
   INVESTMENT RISKS                                                                                        8
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                   8
   INVESTMENT RESTRICTIONS                                                                                 8
   TEMPORARY DEFENSIVE POSITION                                                                            9
   PORTFOLIO TURNOVER                                                                                      9

MANAGEMENT OF THE FUND                                                                                    10

   BOARD OF TRUSTEES AND OFFICERS                                                                         10
   COMPENSATION                                                                                           14
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003         15
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                 16

INVESTMENT ADVISORY AND OTHER SERVICES                                                                    16

   ADVISOR                                                                                                16
   ADMINISTRATOR                                                                                          17
   CUSTODIAN AND TRANSFER AGENT                                                                           18
   DISTRIBUTOR                                                                                            19
   CODE OF ETHICS                                                                                         19
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                               19
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                          21
   LEGAL COUNSEL                                                                                          21
   BROKERAGE PRACTICES AND COMMISSIONS                                                                    22

PRICING OF FUND SHARES                                                                                    23

TAXES                                                                                                     24

CALCULATION OF PERFORMANCE DATA                                                                           25

ADDITIONAL INFORMATION                                                                                    26

   SHAREHOLDER MEETINGS                                                                                   26
   CAPITALIZATION AND VOTING                                                                              26
   FEDERAL LAW AFFECTING STATE STREET                                                                     26
   PROXY VOTING POLICY                                                                                    26
   MASSACHUSETTS BUSINESS TRUST                                                                           26

FINANCIAL STATEMENTS                                                                                      27

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                28

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions. The prospectus contains more detailed information on the investment objective, risks and strategy of the IAM SHARES Fund and should be carefully reviewed prior to investing. The IAM SHARES Fund seeks to achieve its investment objective of maximizing the fund's total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions or have not been identified as having non-union sentiment (IAM companies).

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE S&P 500(R) INDEX. The fund will measure its performance against the S&P 500(R) Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess

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(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

The ADRs chosen for investment by the IAM SHARES Fund will either have collective bargaining agreements with the IAM or affiliated unions or will be constituents of the S&P 500 Index, or both.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers if delivered to the fund in connection with debt securities held by the fund. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RISKS

OPTIMIZATION MODEL AND RISK. The fund will utilize an optimization model to implement its investment strategy. Under normal market conditions, the fund will remain fully exposed to the equity markets at all times. As the equity market rises or declines, the fund is expected to do likewise. Therefore, there is the risk that investing in the fund could result in a loss of capital.

FOREIGN INVESTMENTS. Investment in securities of non-US issuers and securities denominated in foreign currencies involve investment risks that are different from those of US issuers, including: uncertain future political, diplomatic and economic developments; possible imposition of exchange controls or other governmental restrictions; less publicly available information; lack of uniform accounting, auditing and financial reporting standards, practices and requirements; lower trading volume, less liquidity and more volatility for securities; less government regulation of securities exchanges, brokers and listed companies; political or social instability; and the possibility of expropriation or confiscatory taxation, each of which could adversely affect investments in such securities. ADRs are subject to all of the above risks, except the imposition of exchange controls, and currency fluctuations during the settlement period.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer, No compensation or other consideration is paid as a part of any such arrangement.

d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and may be changed only with the approval of a majority of the shareholders of the fund. Restrictions 12 through 15 are nonfundamental and may be changed by the fund with the approval of the fund's board of trustees but without shareholder consent. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may (i) lend cash to any registered investment company or portfolio series for which the fund's Advisor serves as advisor or subadvisor to the extent permitted by the 1940 Act or any rule or order issued thereunder and (ii) lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

8. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the Investment Company Act of 1940 (1940 Act).

10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

15. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded.

A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31:


      2004             2003             2002
      -----------------------------------------
        3.44%            4.95%            9.44%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                                              NUMBER OF
                          POSITION(S) WITH SSgA                                                               PORTFOLIOS IN FUND
                          FUNDS;                                                                              COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;               OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                   TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                  -    27
909 A Street              -    Interested Person        (institutional financial consultant);
Tacoma, WA 98402               of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                         (as defined in           Management Company (investment management); and
                               the 1940 Act) due        Frank Russell Investment Company and Russell
                               to his employment        Investment Funds (registered investment companies);
                               by the parent       -    Chairman of the Board and Chief Executive Officer,
                               company of the           Russell Fund Distributors, Inc. (mutual fund
                               Administrator            broker-dealer and underwriter) and Frank Russell
                          -    Chairman of the          Trust Company; and
                               Board and           -    Director, Russell Insurance Agency, Inc. (manager
                               President                of investment companies); Frank Russell
                          -    Member,                  Investments (UK) Limited (unit trust management);
                               Governance               and Frank Russell Asset Management (Cayman) II LLC
                               Committee                (limited partnership investment).
                          -    Member, Valuation
                               Committee

Agustin J. Fleites        -    Principal           -    2002 to Present, President, SSgA Funds Management,         27
State Street Financial         Executive Officer        Inc. (investment advisor);
Center                         and Chief           -    2001 to Present, Senior Principal, State Street
One Lincoln Street             Executive Officer        Global Advisors; Managing Director, Advisor
Boston, MA 02111-2900          since 2003               Strategies (investment management);
                          -    Trustee since       -    1999 to 2001, Principal, Head of Exchange Traded
                               November 2004

Age 39                                                  Funds, Offshore Funds and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation
                                                        Strategies.

INDEPENDENT TRUSTEES

                                                                                                              NUMBER OF
                          POSITION(S) WITH SSgA                                                               PORTFOLIOS IN FUND
                          FUNDS;                                                                              COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;               OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                   TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.         -    27
33 West Court Street      -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901           Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                    -    Member,                  Inc. (a registered investment advisor and provider
                               Governance               of financial and related consulting services);
                               Committee           -    Certified Financial Planner and Member, Financial
                          -    Member, Valuation        Planners Association; and
                               Committee           -    Registered Representative and Principal for
                                                        Securities with Cambridge Investment Research,
                                                        Inc., Fairfield, Iowa.

Steven J. Mastrovich      -    Trustee since 1988  -    September 2000 to Present, Global Head of             -    27
623 Clapboardtree         -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                         Committee                Management (private real estate investment for
Westwood, MA 02090        -    Member,                  clients primarily outside of the US to locate
Age 48                         Governance               private real estate investments in the US);
                               Committee           -    January 2000 to September 2000, Managing Director,
                          -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                               Committee                services);
                                                   -    From 1998 to 2000, President, Key Global Capital,
                                                        Inc. (provider of equity and mezzanine capital to
                                                        real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick,
                                                        Freed & Gesmer (law firm).

Patrick J. Riley          -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth      -    27
One Corporate Place       -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road              Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         -    Member,                  L.L.P. (law firm); and
Age 56                         Governance          -    Director, SSgA Cash Management Fund plc; and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

Richard D. Shirk          -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean          -    27

1180 Brookgate Way, NE    -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877         Committee           -    1996 to March 2001, President and Chief Executive
Age 59                    -    Member,                  Officer, Cerulean Companies, Inc. (holding
                               Governance               company);
                               Committee           -    1992 to March 2001, President and Chief Executive
                          -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                               Committee                association for independent Blue Cross and Blue
                                                        Shield health care plans);
                                                   -    1993 to November 2001, Chairman and Board Member,
                                                        Georgia Caring for Children Foundation (private
                                                        foundation);
                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric     -    27
26 Round Top Road         -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921              Committee                and services company); and
Age 61                    -    Member,             -    Director, SSgA Cash Management Fund plc and State
                               Governance               Street Global Advisors Ireland, Ltd. (investment
                               Committee                companies).
                          -    Member, Valuation
                               Committee

Henry W. Todd             -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.    -    27
150 Domorah Drive         -    Member, Audit            (flavorings manufacturer);
Montgomeryville, PA            Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                     -    Member,                  in vanilla flavoring); and
Age 57                         Governance          -    Director, SSgA Cash Management Fund plc and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

PRINCIPAL OFFICERS

                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
J. David Griswold         -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                   and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA  98402              since 1994;         -    Assistant Secretary and Associate General Counsel, Director - Global
Age 47                    -    Chief Legal              Regulatory Policy, Frank Russell Investment Management Company
                               Officer since 2003       (investment management);
                                                   -    Director - Global Regulatory Policy, Russell Real Estate Advisors, Inc.
                                                        (investment management);
                                                   -    Assistant Secretary and Associate General Counsel, Frank Russell
                                                        Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments

                                                        (Delaware), Inc. (member of general partner of private equity funds);
                                                        Russell Fund Distributors, Inc. (mutual fund
                                                        broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial         since 2002               advisor);
Center                                             -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                      management);
Boston, MA 02111-2900                              -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                  financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                   Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402               Accounting               company); and
Age 41                         Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini        -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial         Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                      and
Boston, MA 02111-2900                              -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                  Compliance Consulting Group, PricewaterhouseCoopers.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.


                                                                          FISCAL 2004 TOTAL
                                                                     COMPENSATION FROM FUND AND
                                         FISCAL 2004 AGGREGATE          FUND COMPLEX PAID TO
              NAME/POSITION              COMPENSATION FROM FUND               TRUSTEES
        ---------------------------------------------------------------------------------------
        Lynn L. Anderson, Chairman                None                          None
        of the Board and President

        Agustin J. Fleites, Chief                 None                          None

        Executive Officer and Trustee

        William L. Marshall, Trustee              $ 2,338                       $ 108,535

        Steven J. Mastrovich, Trustee             $ 2,322                       $ 105,482

        Patrick J. Riley, Trustee                 $ 2,340                       $ 108,636

        Richard D. Shirk, Trustee                 $ 2,335                       $ 107,958

        Bruce D. Taber, Trustee                   $ 2,340                       $ 108,977

        Henry W. Todd, Trustee                    $ 2,358                       $ 112,387

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                     AGGREGATE DOLLAR RANGE
                                                                                     OF EQUITY SECURITIES IN
                                                                                         ALL REGISTERED
                                                                                       INVESTMENT COMPANIES
                                                                                     OVERSEEN BY TRUSTEES IN
                                                                                       FAMILY OF INVESTMENT
         TRUSTEE                 DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND             COMPANIES
------------------------------------------------------------------------------------------------------------
Lynn L. Anderson, Trustee       Disciplined Equity Fund         $10,001-$50,000          $10,001-$50,000
                                Small Cap Fund                  $10,001-$50,000

William L. Marshall, Trustee    All Funds                       $0                             $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund              $50,001-$100,000         $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund             $10,001-$50,000            Over $100,000
                                Aggressive Equity Fund          $10,001-$50,000
                                International Stock Selection   $50,001-$100,000
                                Fund
                                Emerging Markets Fund           $50,001-$100,000
                                Core Opportunities Fund         Over $100,000
                                Small Cap Fund                  Over $100,000
                                Disciplined Equity Fund         Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund             $10,001-$50,000           $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                $10,001-$50,000          $50,001-$100,000
                                Disciplined Equity Fund         $10,001-$50,000

Henry W. Todd, Trustee          All Funds                       $0                             $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- Dolphin & Co., FBO IAM National Pension, PO Box 470--JQ7N, Boston, MA 02102--87.47%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:


        2004        2003        2002
        ---------------------------------
        $ 415,346   $ 342,214   $ 411,992


Through December 31, 2005, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of .65% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ended August 31:

        2004      2003     2002
        -----------------------
         $ 0       $ 0      $ 0

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


        2004       2003       2002
        ------------------------------
        $ 80,433   $ 74,017   $ 87,067

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation.  $350 per month;

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:

        2002
        --------
        $ 77,007

Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


        2004            2003          2002
        --------------------------------------
        $ 65,202        $ 52,642      $ 61,323


For fiscal 2004, these amounts are reflective of the following individual payments:


        Advertising                                    $      9,892
        Printing                                              1,080
        Compensation to Dealers                              29,725
        Compensation to Sales Personnel                      13,538
        Other(1)                                             10,967
                                                       ------------
        Total                                          $     65,202

Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:


        2004            2003          2002
        --------------------------------------
        $ 41,543        $ 34,221      $ 41,199


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 16, 2004, the Funds' Board of Trustees, upon the recommendation of the Audit Committee, voted to appoint Deloitte & Touche LLP as their independent registered public accounting firm for the fiscal year ending August 31, 2005, subject to Deloitte & Touche LLP's satisfaction with new client procedures. Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116. Through the fiscal year ending August 31, 2004, PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP's report on the Funds' financial statements for the fiscal year ending August 31, 2004, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Advisor paid the following total brokerage commissions during the last three fiscal years ended August 31:


        2004            2003          2002
        --------------------------------------
        $ 7,542         $ 17,870      $ 26,255


Of the total brokerage commissions paid, an affiliated broker/dealer(s) received the following during the last three fiscal years ended August 31:


        2004            2003          2002
        --------------------------------------
        $ 65            $ 15,840      $ 10,018


Relating to the total brokerage commissions paid by the Advisor for the fiscal year ended August 31, 2004, the percentage of brokerage commissions received by an affiliated broker/deal amounted to 0.9% of the total.

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was 0.6% for the fiscal year ended August 31, 2004.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows:


                                                  PRINCIPAL    COMMISSIONS
                                                   ($000)         ($000)
      Investment Technology Group Inc.             11,147           7
      Chase Securities Inc.                           629           1
      JP Morgan Securities Inc.                       210          --
      State Street Brokerage Services, Inc.            67          --
      Dividend Reinvest                                40          --
      Fidelity Capital Markets                         12          --

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2004, the fund had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:


               CARRYOVER AMOUNT     EXPIRATION DATE
               ------------------------------------
               $1,128,508           August 31, 2009

               $1,240,367           August 31 2010

               $8,639,128           August 31, 2011

               $1,396,174           August 31, 2012

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

          where:  P =             a hypothetical initial payment of $1,000
                  T =             average annual total return
                  n =             number of years
                  ERV =           ending redeemable value of a hypothetical
                                  $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

          where:  P =             a hypothetical initial payment of $1,000
                  T =             average annual total return (after taxes on
                                  distributions)
                  n =             number of years
                  ATV SUB(D) =    ending value of a hypothetical $1,000 payment
                                  made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                         AVERAGE ANNUAL TOTAL RETURNS
          --------------------------------------------------------
          ONE YEAR ENDING   FIVE YEARS ENDING   INCEPTION TO
          AUGUST 31, 2004   AUGUST 31, 2004     AUGUST 31, 2004(1)
          --------------------------------------------------------
               10.18%             (2.42%)             (2.05%)

----------
(1)  Annualized. The fund commenced operations on June 2, 1999.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

          APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2) provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4) matches proxies received with holdings as of record date;
   5) reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7) documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

   - Against offers when there are prospects for an enhanced bid or other bidders

   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                INTERMEDIATE FUND

                                DECEMBER 20, 2004

                       (AS SUPPLEMENTED JANUARY 28, 2005)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 20, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                               3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                           3

  INVESTMENT STRATEGIES                                                                                    3
  HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                     8
  SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                   11
  INVESTMENT RESTRICTIONS                                                                                 11
  TEMPORARY DEFENSIVE POSITION                                                                            12
  PORTFOLIO TURNOVER                                                                                      12

MANAGEMENT OF THE FUND                                                                                    13

  BOARD OF TRUSTEES AND OFFICERS                                                                          13
  COMPENSATION                                                                                            17
  EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003          18
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                  19

INVESTMENT ADVISORY AND OTHER SERVICES                                                                    19

  ADVISOR                                                                                                 19
  ADMINISTRATOR                                                                                           20
  CUSTODIAN AND TRANSFER AGENT                                                                            21
  DISTRIBUTOR                                                                                             22
  CODE OF ETHICS                                                                                          22
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                                22
  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                           24
  LEGAL COUNSEL                                                                                           25

BROKERAGE PRACTICES AND COMMISSIONS                                                                       25

PRICING OF FUND SHARES                                                                                    26

TAXES                                                                                                     27

CALCULATION OF PERFORMANCE DATA                                                                           27

ADDITIONAL INFORMATION                                                                                    29

  SHAREHOLDER MEETINGS                                                                                    29
  CAPITALIZATION AND VOTING                                                                               29
  FEDERAL LAW AFFECTING STATE STREET                                                                      29
  PROXY VOTING POLICY                                                                                     29
  MASSACHUSETTS BUSINESS TRUST                                                                            29

FINANCIAL STATEMENTS                                                                                      30

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                               31

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX ("LBIGC INDEX"). The Intermediate Fund will measure its performance against, and also intends to maintain an average maturity and duration similar to that of, the LBIGC Index. The LBIGC Index is a subset of the Lehman Brothers Government/Credit Bond Index and it comprises all securities that appear in this Index limited to those with maturities ranging from one to ten years only. The LBIGC Index includes the Government and Corporate Bond Indices. The LBIGC Index includes fixed rate debt issues rated investment-grade or higher by Moody's, S&P or Fitch, in that order. All issues in the Index have at least one year to maturity and an outstanding par value of at least $150 million.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

VARIABLE AND FLOATING RATE SECURITIES. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

MORTGAGE-RELATED SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

     2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

     3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

Because the fund accrues taxable income from zero coupon securities without receiving regular interest payments in cash, each fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the fund. Investing in these securities might also force the fund to sell portfolio securities to maintain portfolio liquidity.

Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

MORTGAGE-BACKED SECURITY ROLLS. The fund may enter into "forward roll" transactions with respect to mortgage-backed securities it holds. In a forward roll transaction, the fund will sell a mortgage security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include: (1) the risk of prepayment prior to maturity; (2) the possibility that the fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll; and
(3) the risk that the market value of the securities sold by the fund may decline below the price at which the fund is obligated to purchase the securities. Upon entering into a mortgage-backed security roll, the fund will place cash, US Government securities or other high-grade debt securities in a segregated account with Custodian in an amount equal to its obligation under the roll.

FORWARD CURRENCY TRANSACTIONS. The fund's participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to "lock in" the US dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The fund will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the fund's assets, but will be employed as necessary to correspond to particular transactions or positions. The fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When the fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When the fund takes a short position in a forward currency contract, the fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the fund "covers" a forward currency position generally by entering into an offsetting position. The transaction costs to the fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Advisor may be incorrect in its expectations as to currency fluctuations, and the fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, the fund may not be able to contract to sell or purchase that currency at an advantageous price. At or before the maturity of a forward sale contract, the fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the index options or futures contracts. Conversely, the fund may purchase or sell fewer index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer, No compensation or other consideration is paid as a part of any such arrangement.

d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 16 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets. Should the parties to these transactions fail financially, the fund may experience delays or loss of rights in the collateral securing the borrowers' obligations.

     3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors; or (ii) the entry into repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio Securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

     6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     8. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including its investment advisor and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, and except to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     15. Make investments for the purpose of gaining control of an issuer's management.

     16. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31:


     2004         2003        2002
     -------------------------------
     197.27%      146.13%     620.02%

The increase in the 2002 turnover is due to an increase in trading. There are two main reasons for the increase in the trading activity. First, the interest rate environment during the last period required more trading to meet the fund's investment objective. Second, the portfolio management team has been diversifying the fund's corporate issuer exposure from a historical 2-3% overweight per issuer to a maximum of .25% per issuer. The decrease in 2003 trading is because the fund took more of a strategic approach by holding on to core positions and actively trading a smaller portion of the portfolio on focused, tactical opportunities.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street              -    Interested Person        (institutional financial consultant);
Tacoma, WA 98402               of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                         (as defined in           Management Company (investment management); and
                               the 1940 Act) due        Frank Russell Investment Company and Russell
                               to his employment        Investment Funds (registered investment companies);
                               by the parent       -    Chairman of the Board and Chief Executive Officer,
                               company of the           Russell Fund Distributors, Inc. (mutual fund
                               Administrator            broker-dealer and underwriter) and Frank Russell
                          -    Chairman of the          Trust Company; and
                               Board and           -    Director, Russell Insurance Agency, Inc. (manager
                               President                of investment companies); Frank Russell
                          -    Member,                  Investments (UK) Limited (unit trust management);
                               Governance               and Frank Russell Asset Management (Cayman) II LLC
                               Committee                (limited partnership investment).
                          -    Member, Valuation
                               Committee

Agustin J. Fleites        -    Principal           -    2002 to Present, President, SSgA Funds Management,        27
State Street Financial         Executive Officer        Inc. (investment advisor);
Center                         and Chief           -    2001 to Present, Senior Principal, State Street
One Lincoln Street             Executive Officer        Global Advisors; Managing Director, Advisor
Boston, MA 02111-2900          since 2003               Strategies (investment management);
Age 39                    -    Trustee since       -    1999 to 2001, Principal, Head of Exchange Traded
                               November 2004            Funds, Offshore Funds and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation
                                                        Strategies.

INDEPENDENT TRUSTEES

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.        -    27
33 West Court Street      -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901           Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                    -    Member,                  Inc. (a registered investment advisor and provider
                               Governance               of financial and related consulting services);
                               Committee           -    Certified Financial Planner and Member, Financial
                          -    Member, Valuation        Planners Association; and
                               Committee           -    Registered Representative and Principal for
                                                        Securities with Cambridge Investment Research,
                                                        Inc., Fairfield, Iowa.

Steven J. Mastrovich      -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree         -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                         Committee                Management (private real estate investment for
Westwood, MA 02090        -    Member,                  clients primarily outside of the US to locate
Age 48                         Governance               private real estate investments in the US);
                               Committee           -    January 2000 to September 2000, Managing Director,
                          -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                               Committee                services);
                                                   -    From 1998 to 2000, President, Key Global Capital,
                                                        Inc. (provider of equity and mezzanine capital to
                                                        real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick,
                                                        Freed & Gesmer (law firm).

Patrick J. Riley          -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place       -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road              Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         -    Member,                  L.L.P. (law firm); and
Age 56                         Governance          -    Director, SSgA Cash Management Fund plc; and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

Richard D. Shirk          -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE    -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877         Committee           -    1996 to March 2001, President and Chief Executive
Age 59                    -    Member,                  Officer, Cerulean Companies, Inc. (holding
                               Governance               company);
                               Committee           -    1992 to March 2001, President and Chief Executive
                          -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                               Committee                association for independent Blue Cross and Blue
                                                        Shield health care plans);
                                                   -    1993 to November 2001, Chairman and Board

                                                        Member, Georgia Caring for Children Foundation
                                                        (private foundation);
                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road         -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921              Committee                and services company); and
Age 61                    -    Member,             -    Director, SSgA Cash Management Fund plc and State
                               Governance               Street Global Advisors Ireland, Ltd. (investment
                               Committee                companies).
                          -    Member, Valuation
                               Committee

Henry W. Todd             -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive         -    Member, Audit            (flavorings manufacturer);
Montgomeryville, PA            Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                     -    Member,                  in vanilla flavoring); and
Age 57                         Governance          -    Director, SSgA Cash Management Fund plc and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

PRINCIPAL OFFICERS

                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
J. David Griswold         -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                   and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA 98402               since 1994;         -    Assistant Secretary and Associate General Counsel, Director - Global
Age 47                    -    Chief Legal              Regulatory Policy, Frank Russell Investment Management Company
                               Officer since 2003       (investment management);
                                                   -    Director - Global Regulatory Policy, Russell Real Estate Advisors, Inc.
                                                        (investment management);
                                                   -    Assistant Secretary and Associate General Counsel, Frank Russell
                                                        Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds); Russell Fund Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial         since 2002               advisor);
Center                                             -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                      management);
Boston, MA 02111-2900                              -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                  financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                   Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402               Accounting               company); and
Age 41                         Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini        -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial         Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                      and
Boston, MA 02111-2900                              -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                  Compliance Consulting Group, PricewaterhouseCoopers.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.


                                                            FISCAL 2004 TOTAL
                                                        COMPENSATION FROM FUND AND
                                 FISCAL 2004 AGGREGATE    FUND COMPLEX PAID TO
        NAME/POSITION           COMPENSATION FROM FUND          TRUSTEES
     -----------------------------------------------------------------------------
     Lynn L. Anderson,                    None                      None
     Chairman of the Board
     and President

     Agustin J. Fleites, Chief            None                      None
     Executive Officer and
     Trustee

     William L. Marshall,              $ 2,274                 $ 108,535
     Trustee

     Steven J. Mastrovich,             $ 2,260                 $ 105,482

     Trustee

     Patrick J. Riley, Trustee         $   2,277               $   108,636

     Richard D. Shirk, Trustee         $   2,272               $   107,958

     Bruce D. Taber, Trustee           $   2,275               $   108,977

     Henry W. Todd, Trustee            $   2,292               $   112,387

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                         AGGREGATE DOLLAR RANGE
                                                                                         OF EQUITY SECURITIES IN
                                                                                             ALL REGISTERED
                                                                                          INVESTMENT COMPANIES
                                                                                         OVERSEEN BY TRUSTEES IN
                                                                                           FAMILY OF INVESTMENT
          TRUSTEE                  DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND               COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000        $10,001-$50,000
                                Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    All Funds                             $0                            $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000       $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000           Over $100,000
                                Aggressive Equity Fund                $10,001-$50,000
                                International Stock Selection Fund    $50,001-$100,000
                                Emerging Markets Fund                 $50,001-$100,000
                                Core Opportunities Fund               Over $100,000
                                Small Cap Fund                        Over $100,000
                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000        $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000        $50,001-$100,000
                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                            $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008--15.60%

- Smith Barney, Copeland Retirement Trust, 2 Tower Center Blvd, 11th Floor, East Brunswick, NJ 08816-1100--13.66%

- State Street as Custodian for Pentagon Plaza Inc., 1825 K Street NW Suite 1400, Washington, DC 20006--11.69%

-    State Street Solutions, 3 Batterymarch Park, Quincy, MA 02169-7422--8.32%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:


     2004            2003         2002
     ---------------------------------------
     $  1,056,397    1,009,174    $  715,826


Through December 31, 2010, the Advisor has contractually agreed to waive .50% of its .80% management fee, which amounted to the following for the last three fiscal years ended August 31:

     2004            2003         2002
     ---------------------------------------
     $  174,029      $  630,734   $  447,391

In addition, through December 31, 2005, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of .60% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ended August 31:

     2004            2003         2002
     --------------------------------------
     $  660,247      $  110,160   $  71,445

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


     2004            2003         2002
     --------------------------------------
     $  71,766       $  70,577    $  59,385

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation.  $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:

     2002
     ---------
     $  28,091

Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


     2004            2003         2002
     --------------------------------------
     $  115,123      $  89,976    $  22,922


For fiscal 2004, these amounts are reflective of the following individual payments:


     Advertising                        $        8,069
     Printing                                      879
     Compensation to Dealers                    69,881
     Compensation to Sales Personnel            30,766
     Other(1)                                    5,528
                                        --------------
     Total                              $      115,123
                                        ==============

Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:


     2004            2003         2002
     --------------------------------------
     $  33,020       $  31,537    $  22,370


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 16, 2004, the Funds' Board of Trustees, upon the recommendation of the Audit Committee, voted to appoint Deloitte & Touche LLP as their independent registered public accounting firm for the fiscal year ending August 31, 2005, subject to Deloitte & Touche LLP's satisfaction with new client procedures. Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116. Through the fiscal year ending August 31, 2004, PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP's report on the Funds' financial statements for the fiscal year ending August 31, 2004, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.


----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows:

                                                 PRINCIPAL
                                                   ($000)
                                                 ---------
     JP Morgan Chase Bank/Greenwich Capital       268,818
     Credit Suisse First Boston                   187,724
     Goldman Sachs & Co.                          101,898
     Lehman Brothers Inc.                          83,022
     Merrill Lynch Pierce Fenner & Smith           59,534
     Morgan Stanley Co. Inc.                       43,938
     Chase Securities Inc.                         34,261
     Citigroup Global Markets Inc.                 27,981
     JP Morgan Securities Inc.                     26,023
     Barclays Capital Inc.                         23,766

The Intermediate Fund normally does not pay a stated brokerage commissions on transactions.

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

     where:   P =              a hypothetical initial payment of $1,000
              T =              average annual total return
              n =              number of years
              ERV =            ending redeemable value of a hypothetical $1,000
                               payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period
                               (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

     where:   P =              a hypothetical initial payment of $1,000
              T =              average annual total return (after taxes on
                               distributions)
              n =              number of years
              ATV SUB(D) =     ending value of a hypothetical $1,000 payment
                               made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                       AVERAGE ANNUAL TOTAL RETURN
         --------------------------------------------------------
         ONE YEAR ENDING   FIVE YEARS ENDING   TEN YEARS ENDING
         AUGUST 31, 2004   AUGUST 31, 2004     AUGUST 31, 2004(1)
         --------------------------------------------------------
             4.93%               6.76%              6.57%

Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

     YIELD = 2[(a-b+1)(TO THE POWER OF 6) -1]
                ---
                 Cd

     where:   A =   dividends and interests earned during the period

              B =   expenses accrued for the period (net of reimbursements);

----------
(1)  The Fund commenced operations on September 1, 1993.

              C = average daily number of shares outstanding during the period that were entitled to receive dividends; and

              D = the maximum offering price per share on the last day of the period.

The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the fund. Total return and other performance figures are based on historical earnings and are not indicative of future performance.

The current 30-day yield (annualized) for the fund for the period ended August 31, 2004 was 2.38%.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

          APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2) provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4) matches proxies received with holdings as of record date;
   5) reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7) documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

   - Against offers when there are prospects for an enhanced bid or other bidders

   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                     INTERNATIONAL GROWTH OPPORTUNITIES FUND

                                DECEMBER 20, 2004

                       (AS SUPPLEMENTED JANUARY 28, 2005)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 20, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                             3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                         3

   INVESTMENT STRATEGIES                                                                                 3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                  8
   INVESTMENT RISKS                                                                                     11
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                11
   INVESTMENT RESTRICTIONS                                                                              11
   TEMPORARY DEFENSIVE POSITION                                                                         12
   PORTFOLIO TURNOVER                                                                                   13

MANAGEMENT OF THE FUND                                                                                  13

   BOARD OF TRUSTEES AND OFFICERS                                                                       13
   COMPENSATION                                                                                         18
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003       18
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                               19

INVESTMENT ADVISORY AND OTHER SERVICES                                                                  19

   ADVISOR                                                                                              19
   ADMINISTRATOR                                                                                        21
   CUSTODIAN AND TRANSFER AGENT                                                                         22
   DISTRIBUTOR                                                                                          22
   CODE OF ETHICS                                                                                       22
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                             23
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                        25
   LEGAL COUNSEL                                                                                        25

BROKERAGE PRACTICES AND COMMISSIONS                                                                     25

PRICING OF FUND SHARES                                                                                  26

TAXES                                                                                                   27

CALCULATION OF PERFORMANCE DATA                                                                         28

ADDITIONAL INFORMATION                                                                                  29

   SHAREHOLDER MEETINGS                                                                                 29
   CAPITALIZATION AND VOTING                                                                            29
   FEDERAL LAW AFFECTING STATE STREET                                                                   30
   PROXY VOTING POLICY                                                                                  30
   MASSACHUSETTS BUSINESS TRUST                                                                         30

FINANCIAL STATEMENTS                                                                                    31

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                                                            32

   RATINGS OF DEBT INSTRUMENTS                                                                          32
   RATINGS OF COMMERCIAL PAPER                                                                          32

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                             34

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE MSCI(R) EAFE(R) INDEX. Investments will be made in, but not limited to, countries and securities included in the MSCI EAFE Index. The MSCI EAFE Index is an arithmetic, market value-weighted average of the performance of over 1,000 securities listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Canada, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United States and the United Kingdom. These are the countries listed in the MSCI EAFE Index as of the date of this Statement of Additional Information. Countries may be added to or deleted from the list.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

EQUITY SECURITIES. The fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles.

DEBT SECURITIES. The fund may also invest in debt securities with broad credit ratings that may or may not be investment grade. Debt will typically represent less than 5% of the fund's assets. Debt securities are subject to market and credit risk. Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

FORWARD CURRENCY TRANSACTIONS. The fund's participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to "lock in" the US dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The fund will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the fund's assets, but will be employed as necessary to correspond to particular transactions or positions. The fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When the fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When the fund takes a short position in a forward currency contract, the fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the fund "covers" a forward currency position generally by entering into an offsetting position. The transaction costs to the fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Advisor may be incorrect in its expectations as to currency fluctuations, and the fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, the fund may not be able to contract to sell or purchase that currency at an advantageous price. At or before the maturity of a forward sale contract, the fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

FOREIGN CURRENCY. The fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. A fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Advisor. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to a fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency rates when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way.

Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The funds will not speculate in foreign security or currency options or futures or related options.

The fund may not hedge its position with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such transactions) of the securities held in its portfolio denominated or quoted in that particular foreign currency. No fund will enter into a position hedging commitment if, as a result thereof, it would have more than 20% of the value of its assets committed to such contracts. The fund will not enter into a forward contract with a term of more than 36 months.

SPECIAL SITUATIONS AND ILLIQUID SECURITIES. The fund and the Advisor believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the fund's capital appreciation potential. These investments are generally illiquid. The fund currently does not intend to invest more than 5% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

VARIABLE AND FLOATING RATE SECURITIES. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

Because the fund accrues taxable income from zero coupon securities without receiving regular interest payments in cash, each fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the fund. Investing in these securities might also force the fund to sell portfolio securities to maintain portfolio liquidity.

Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities

(including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RISKS

Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the US and in other developed countries. These risks include: (1) The volatile social, political and economic conditions that can cause investments in emerging or developing markets to have exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the fund's securities will generally be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

The fund endeavors to buy and sell foreign currencies on favorable terms. Price spreads on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, domestic and foreign political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer, No compensation or other consideration is paid as a part of any such arrangement.

d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 8 are fundamental, and restriction 9 is nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds exceed 5% of its total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph
          (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements" or "reverse repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

     6. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the fund from (i) making any permitted borrowings, mortgages or pledges, or
          (ii) entering into repurchase transactions.

     7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     8. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     9. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. The fund currently does not intend to invest in the securities of any issuer that would qualify as a real estate investment trust under federal tax law.

With respect to the industry concentration outlined in the Prospectus, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks.

Except with respect to Investment Restriction Nos. 2 and 9, if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities of foreign issuers is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Advisor's assumed time horizon in those countries. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31:


        2004                2003              2002
        ---------------------------------------------------
         58.46%              48.92%            55.35%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                                            NUMBER OF
                         POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                         FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND        LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                      SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson         -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street             -    Interested Person        (institutional financial consultant);
Tacoma, WA 98402              of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                        (as defined in           Management Company (investment management); and
                              the 1940 Act) due        Frank Russell Investment Company and Russell
                              to his employment        Investment Funds (registered investment companies);
                              by                  -    Chairman of the Board and Chief Executive

                              the parent company       Officer, Russell Fund Distributors, Inc. (mutual
                              of the                   fund broker-dealer and underwriter) and Frank
                              Administrator            Russell Trust Company; and
                         -    Chairman of the     -    Director, Russell Insurance Agency, Inc. (manager
                              Board and                of investment companies); Frank Russell
                              President                Investments (UK) Limited (unit trust management);
                         -    Member,                  and Frank Russell Asset Management (Cayman) II LLC
                              Governance               (limited partnership investment).
                              Committee
                         -    Member, Valuation
                              Committee

Agustin J. Fleites       -    Principal           -    2002 to Present, President, SSgA Funds Management,      27
State Street Financial        Executive Officer        Inc. (investment advisor);
Center                        and Chief           -    2001 to Present, Senior Principal, State Street
One Lincoln Street            Executive Officer        Global Advisors; Managing Director, Advisor
Boston, MA 02111-2900         since 2003               Strategies (investment management);
Age 39                   -    Trustee since       -    1999 to 2001, Principal, Head of Exchange Traded
                              November 2004            Funds, Offshore Funds and SSgA Latin America; and
                                                  -    1993 to 1999, Principal, Head of Asset Allocation
                                                       Strategies.

INDEPENDENT TRUSTEES

                                                                                                            NUMBER OF
                         POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                         FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND        LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                      SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
William L. Marshall      -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.        -    27
33 West Court Street     -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901          Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                   -    Member,                  Inc. (a registered investment advisor and provider
                              Governance               of financial and related consulting services);
                              Committee           -    Certified Financial Planner and Member, Financial
                         -    Member, Valuation        Planners Association; and
                              Committee           -    Registered Representative and Principal for
                                                       Securities with Cambridge Investment Research,
                                                       Inc., Fairfield, Iowa.

Steven J. Mastrovich     -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree        -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                        Committee                Management (private real estate investment for
Westwood, MA 02090       -    Member,                  clients primarily outside of the US to locate
Age 48                        Governance               private real estate investments in the US);
                              Committee           -    January 2000 to September 2000, Managing Director,
                         -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                              Committee                services);

                                                  -    From 1998 to 2000, President, Key Global Capital,
                                                       Inc. (provider of equity and mezzanine capital to
                                                       real estate industry);
                                                  -    From 1997 to 1998, Partner, Squire, Sanders &
                                                       Dempsey (law firm); and
                                                  -    From 1994 to 1997, Partner, Brown, Rudnick,
                                                       Freed & Gesmer (law firm).

Patrick J. Riley         -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place      -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road             Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923        -    Member,                  L.L.P. (law firm); and
Age 56                        Governance          -    Director, SSgA Cash Management Fund plc; and State
                              Committee                Street Global Advisors Ireland, Ltd. (investment
                         -    Member, Valuation        companies).
                              Committee

Richard D. Shirk         -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE   -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877        Committee           -    1996 to March 2001, President and Chief Executive
Age 59                   -    Member,                  Officer, Cerulean Companies, Inc. (holding
                              Governance               company);
                              Committee           -    1992 to March 2001, President and Chief Executive
                         -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                              Committee                association for independent Blue Cross and Blue
                                                       Shield health care plans);
                                                  -    1993 to November 2001, Chairman and Board Member,
                                                       Georgia Caring for Children Foundation (private
                                                       foundation);
                                                  -    November 1998 to Present, Board Member, Healthcare
                                                       Georgia Foundation (private foundation); and
                                                  -    September 2002 to Present, Board Member, Amerigroup
                                                       Corp. (managed health care).

Bruce D. Taber           -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road        -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921             Committee                and services company); and
Age 61                   -    Member,             -    Director, SSgA Cash Management Fund plc and State
                              Governance               Street Global Advisors Ireland, Ltd. (investment
                              Committee                companies).
                         -    Member, Valuation
                              Committee

Henry W. Todd            -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive        -    Member, Audit            (flavorings manufacturer);
Montgomeryville, PA           Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                    -    Member,                  in vanilla flavoring); and
Age 57                        Governance          -    Director, SSgA Cash Management Fund plc and State
                              Committee                Street Global Advisors Ireland, Ltd. (investment
                         -    Member, Valuation        companies).
                              Committee

PRINCIPAL OFFICERS


                         POSITION(S) WITH SSgA
                         FUNDS;
NAME, ADDRESS AND        LENGTH OF TIME
AGE                      SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
J. David Griswold        -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                  and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA 98402              since 1994;         -    Assistant Secretary and Associate General Counsel, Director - Global
Age 47                   -    Chief Legal              Regulatory Policy, Frank Russell Investment Management Company
                              Officer since 2003       (investment management);
                                                  -    Director - Global Regulatory Policy, Russell Real Estate Advisors, Inc.
                                                       (investment management);
                                                  -    Assistant Secretary and Associate General Counsel, Frank Russell
                                                       Capital Inc. (investment advisor of private equity funds), and Frank
                                                       Russell Investments (Delaware), Inc. (member of general partner of private equity funds); Russell Fund Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                  -    Director, Secretary and Associate General Counsel, Frank Russell
                                                       Securities, Inc. (institutional brokerage firm); and
                                                  -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross               -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial        since 2002               advisor);
Center                                            -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                     management);
Boston, MA 02111-2900                             -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                 financial services);
                                                  -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson          -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                  Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402              Accounting               company); and
Age 41                        Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                       Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini       -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial        Officer since 2004       Management Officer, State Street Global Advisors;
Center                                            -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                     and
Boston, MA 02111-2900                             -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                 Compliance Consulting Group, PricewaterhouseCoopers.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.


                                                                         FISCAL 2004 TOTAL
                                                                    COMPENSATION FROM FUND AND
                                      FISCAL 2004 AGGREGATE            FUND COMPLEX PAID TO
             NAME/POSITION            COMPENSATION FROM FUND                 TRUSTEES
     -----------------------------------------------------------------------------------------
     Lynn L. Anderson,                           None                              None
     Chairman of the Board
     and President

     Agustin J. Fleites, Chief                   None                              None
     Executive Officer and
     Trustee

     William L. Marshall,                  $    2,143                       $   108,535
     Trustee

     Steven J. Mastrovich,                 $    2,136                       $   105,482
     Trustee

     Patrick J. Riley, Trustee             $    2,145                       $   108,636

     Richard D. Shirk, Trustee             $    2,142                       $   107,958

     Bruce D. Taber, Trustee               $    2,144                       $   108,977

     Henry W. Todd, Trustee                $    2,154                       $   112,387

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                              AGGREGATE DOLLAR RANGE
                                                                                              OF EQUITY SECURITIES IN
                                                                                                  ALL REGISTERED
                                                                                               INVESTMENT COMPANIES
                                                                                              OVERSEEN BY TRUSTEES IN
                                                                                               FAMILY OF INVESTMENT
           TRUSTEE                  DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                   COMPANIES
Lynn L. Anderson,               Disciplined Equity Fund               $10,001-$50,000             $10,001-$50,000
Trustee                         Small Cap Fund                        $10,001-$50,000

William L. Marshall,            All Funds                             $0                                 $0
Trustee

Steven J. Mastrovich,           S&P 500 Index Fund                    $50,001-$100,000           $50,001-$100,000
Trustee

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000              Over $100,000
                                Aggressive Equity Fund                $10,001-$50,000
                                International Stock Selection         $50,001-$100,000
                                Fund
                                Emerging Markets Fund                 $50,001-$100,000
                                Core Opportunities Fund               Over $100,000
                                Small Cap Fund                        Over $100,000
                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000             $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000            $50,001-$100,000
                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                                 $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- National Financial Services Corp., 200 Liberty St, 1 World Financial Center, New York, NY 10281-1003--23.72%

-    State Street Solutions, 3 Batterymarch Park, Quincy, MA 02169-7422--10.60%

- Summership & Co., The Aggressive Portfolio, Schoolhouse Capital, 2 Avenue DeLafayette, Boston, MA 02111--7.77%

-    US Trust Company NA as Trustee for State Street Executive--5.20%

- Summership & Co., The Moderate Portfolio, Schoolhouse Capital, 2 Avenue DeLafayette, Boston, MA 02111--5.32%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:


         2004                      2003                      2002
         ---------------------------------------------------------------
         $ 500,460                 $ 590,796                 $ 736,525


Through December 31, 2005, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of 1.10% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ended August 31:


         2004                      2003                      2002
         ---------------------------------------------------------------
         $ 220,054                 $ 291,041                 $ 150,125

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


         2004                      2003                      2002
         ---------------------------------------------------------------
         $ 78,817                  $ 83,853                  $ 100,081

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to the international funds:

- Portfolio Administration. $0 up to $100 million--0.05%, $100 million to $200 million--0.03%; over $200 million--.02% (annual charge, billed and payable monthly, based on average daily net assets);

-    Additional Classes of Shares--$18,000 per class;

- Global Custody and Settlement: Comprised of asset charges and transactions charges by country in five different groups. Asset charges ranging from .06% to .40% for the first $50 million and from .05% to .40% over $50 million. Transaction charges ranging from $25 to $150;

- Portfolio Transactions (for each line item processed). DTC--$6; Fed book entry trade-$10; Physical settlements and all other trades--$25; option trading and futures trading--$25; option expiration or exercised--$15; Income Fed wires--$4.70; Outgoing Fed wires $4.55;

- Pricing. Monthly pricing fees of $375 per international investment portfolio and from $6 to $10 per security, depending on the type of instrument and the pricing service used; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; fund minimum per portfolio $20,000; $1.85 investor fee; and $3.09 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the

Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:

         2002
         --------
         $ 29,856

Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


         2004                      2003                      2002
         ---------------------------------------------------------------
         $ 39,393                  $ 124,850                 $ 24,762


For fiscal 2004, these amounts are reflective of the following individual payments:


        Advertising                         $       6,219
        Printing                                      460
        Compensation to Dealers                    26,696
        Compensation to Sales Personnel             5,813
        Other(1)                                      205
                                            -------------
        Total                               $      39,393
                                            =============

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:


         2004                      2003                      2002
         ---------------------------------------------------------------
         $ 16,686                  $ 19,693                  $ 24,551


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 16, 2004, the Funds' Board of Trustees, upon the recommendation of the Audit Committee, voted to appoint Deloitte & Touche LLP as their independent registered public accounting firm for the fiscal year ending August 31, 2005, subject to Deloitte & Touche LLP's satisfaction with new client procedures. Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116. Through the fiscal year ending August 31, 2004, PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP's report on the Funds' financial statements for the fiscal year ending August 31, 2004, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The fund contemplates purchasing equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Advisor paid the following total brokerage commissions during the last three fiscal years ended August 31:


     2004                          2003                      2002
     -------------------------------------------------------------------
     $ 75,415                      $ 71,859                  $ 95,075


Of the total brokerage commissions paid, commissions received by an affiliated broker/dealer for fiscal 2004 were $830. Of that amount, the percentage of affiliated brokerage to total brokerage for the fund was 1.1%.

The percentage of total affiliated transactions (relating to trading activity) to total transactions for the fund was 1.0% for fiscal 2004.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows:


                                                PRINCIPAL      COMMISSIONS
                                                 ($000)           ($000)
                                                --------------------------
     Morgan Stanley Co. Inc.                      20,443            10
     Lehman Brothers Inc.                         19,088            11
     Citigroup Global Markets Inc.                12,753             7
     UBS AG                                       11,775             7
     Goldman Sachs & Co.                          11,078             7
     Merrill Lynch Pierce Fenner & Smith           5,230             4
     Credit Suisse First Boston                    4,956             4
     Freimark Blair & Company Inc.                 3,169            13
     Instinet                                      2,716             1
     Investment technology Group Ltd.              2,083            --
     Bear Stearns Securities Group                    --             6

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York

Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2004, the fund had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:


           CARRYOVER AMOUNT      EXPIRATION DATE
          -----------------------------------------
           $  1,560,006          August 31, 2009
           $ 14,599,590          August 31 2010
           $ 18,072,455          August 31, 2011
           $ 18,722,775          August 31, 2012

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                              P(1+T)(TO THE POWER OF n) = ERV

     where:  P =            a hypothetical initial payment of $1,000
             T =            average annual total return
             n =            number of years
             ERV  =         ending redeemable value of a hypothetical
                            $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                              P(1+T)(TO THE POWER OF n) = ATV SUB(D)

     where:  P =            a hypothetical initial payment of $1,000
             T =            average annual total return (after taxes on
                            distributions)
             n =            number of years
             ATV SUB(D) =   ending value of a hypothetical $1,000 payment made
                            at the beginning of the 1-, 5- or 10-year periods
                            (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                       AVERAGE ANNUAL TOTAL RETURNS
       ----------------------------------------------------------
       ONE YEAR ENDING     FIVE YEARS ENDING   INCEPTION TO
       AUGUST 31, 2004     AUGUST 31, 2004     AUGUST 31, 2004(1)
       ----------------------------------------------------------
         11.17%              (3.64%)             (0.89%)

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

----------
(1)  Annualized. The fund commenced operations on May 1, 1998.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

          APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2) provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4) matches proxies received with holdings as of record date;
   5) reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7) documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

   - Against offers when there are prospects for an enhanced bid or other bidders

   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                       INTERNATIONAL STOCK SELECTION FUND

                                DECEMBER 20, 2004

                       (AS SUPPLEMENTED JANUARY 28, 2005)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 20, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                            3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                        3

  INVESTMENT STRATEGIES                                                                                 3
  HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                  7
  INVESTMENT RISKS                                                                                     10
  SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                10
  INVESTMENT RESTRICTIONS                                                                              11
  TEMPORARY DEFENSIVE POSITION                                                                         12
  PORTFOLIO TURNOVER                                                                                   12

MANAGEMENT OF THE FUND                                                                                 13

  BOARD OF TRUSTEES AND OFFICERS                                                                       13
  COMPENSATION                                                                                         17
  EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003       18
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                               19

INVESTMENT ADVISORY AND OTHER SERVICES                                                                 19

  ADVISOR                                                                                              19
  ADMINISTRATOR                                                                                        20
  CUSTODIAN AND TRANSFER AGENT                                                                         21
  DISTRIBUTOR                                                                                          22
  CODE OF ETHICS                                                                                       22
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                             22
  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                        24
  LEGAL COUNSEL                                                                                        24

BROKERAGE PRACTICES AND COMMISSIONS                                                                    24

PRICING OF FUND SHARES                                                                                 26

TAXES                                                                                                  27

CALCULATION OF PERFORMANCE DATA                                                                        28

ADDITIONAL INFORMATION                                                                                 29

  SHAREHOLDER MEETINGS                                                                                 29
  CAPITALIZATION AND VOTING                                                                            29
  FEDERAL LAW AFFECTING STATE STREET                                                                   29
  PROXY VOTING POLICY                                                                                  29
  MASSACHUSETTS BUSINESS TRUST                                                                         30

FINANCIAL STATEMENTS                                                                                   30

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                                                           31

  RATINGS OF DEBT INSTRUMENTS                                                                          31
  RATINGS OF COMMERCIAL PAPER                                                                          31

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                            33

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

The SSgA International Stock Selection Fund was formerly known as the SSgA Active International Fund. The name change took effect on December 19, 2000.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE MSCI EAFE INDEX. Investments will be made in, but not limited to, countries and securities included in the MSCI EAFE Index. The MSCI EAFE Index is an arithmetic, market value-weighted average of the performance of approximately 1,000 securities listed on the stock exchanges of the following countries:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Countries may be added to or deleted from the list.

EQUITY SECURITIES. The fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

DEBT SECURITIES. The fund may also invest in debt securities with broad credit ratings that may or may not be investment grade. Debt will typically represent less than 5% of the fund's assets. Debt securities are subject to market and credit risk. Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond,

--------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

FOREIGN CURRENCY. The fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. A fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Advisor. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to a fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency rates when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way.

Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The funds will not speculate in foreign security or currency options or futures or related options.

The fund may not hedge its position with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such transactions) of the securities held in its portfolio denominated or quoted in that particular foreign currency. No fund will enter into a position hedging commitment if, as a result thereof, it would have more than 20% of the value of its assets committed to such contracts. The fund will not enter into a forward contract with a term of more than 36 months.

SPECIAL SITUATIONS AND ILLIQUID SECURITIES. The fund and the Advisor believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the fund's capital appreciation potential. These investments are generally illiquid. The fund currently does not intend to invest more than 5% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA

Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RISKS

Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the US and in other developed countries. These risks include: (1) The volatile social, political and economic conditions that can cause investments in emerging or developing markets to have exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the fund's securities will generally be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

The fund endeavors to buy and sell foreign currencies on favorable terms. Price spreads on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, domestic and foreign political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer, No compensation or other consideration is paid as a part of any such arrangement.

d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental, and restrictions 12 through 15 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. These restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds exceed 5% of its total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph
          (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements" or "reverse repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

     6. Purchase or sell commodities or commodity futures contracts or options on a futures contract except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts, and if, as a result thereof, more than 10% of the fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts), and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and Statement of Additional Information.

     8. Except as required in connection with permissible financial options activities and futures contracts, purchase securities on margin or underwrite securities issued by others, except that a fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition. This restriction does not preclude the fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the fund from (i) making any permitted borrowings, mortgages or pledges, or
          (ii) entering into repurchase transactions.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, except as described herein and in the fund's Prospectus, and subject to the following conditions: (i) such options are written by other persons and (ii) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     14. Make investments for the purpose of gaining control of an issuer's management.

     15. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. The fund currently does not intend to invest in the securities of any issuer that would qualify as a real estate investment trust under federal tax law.

Except with respect to Investment Restriction Nos. 2 and 13, if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities of foreign issuers is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Advisor's assumed time horizon in those countries. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31:


     2004                      2003                   2002
     ----------------------------------------------------------
        78.44%                    70.08%                 49.55%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                                            NUMBER OF
                         POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                         FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND        LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                      SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson         -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street             -    Interested Person        (institutional financial consultant);
Tacoma, WA 98402              of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                        (as defined in           Management Company (investment management); and
                              the 1940 Act) due        Frank Russell Investment Company and Russell
                              to his employment        Investment Funds (registered investment companies);
                              by the parent       -    Chairman of the Board and Chief Executive Officer,
                              company of the           Russell Fund Distributors, Inc. (mutual fund
                              Administrator            broker-dealer and underwriter) and Frank Russell
                         -    Chairman of the          Trust Company; and
                              Board and           -    Director, Russell Insurance Agency, Inc. (manager
                              President                of investment companies); Frank Russell
                         -    Member,                  Investments (UK) Limited (unit trust management);
                              Governance               and Frank Russell Asset Management (Cayman) II LLC
                              Committee                (limited partnership investment).
                         -    Member, Valuation
                              Committee

Agustin J. Fleites       -    Principal           -    2002 to Present, President, SSgA Funds Management,        27
State Street Financial        Executive Officer        Inc. (investment advisor);
Center                        and Chief           -    2001 to Present, Senior Principal, State Street
One Lincoln Street            Executive Officer        Global Advisors; Managing Director, Advisor
Boston, MA 02111-2900         since 2003               Strategies (investment management);
Age 39                   -    Trustee since       -    1999 to 2001, Principal, Head of Exchange Traded
                              November 2004            Funds, Offshore Funds and SSgA Latin America; and
                                                  -    1993 to 1999, Principal, Head of Asset Allocation
                                                       Strategies.

INDEPENDENT TRUSTEES

                                                                                                            NUMBER OF
                         POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                         FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND        LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                      SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
William L. Marshall      -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.        -    27
33 West Court Street     -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901          Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                   -    Member,                  Inc. (a registered investment advisor and provider
                              Governance               of financial and related consulting services);
                              Committee           -    Certified Financial Planner and Member, Financial
                         -    Member, Valuation        Planners Association; and
                              Committee           -    Registered Representative and Principal for
                                                       Securities with Cambridge Investment Research,
                                                       Inc., Fairfield, Iowa.

Steven J. Mastrovich     -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree        -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                        Committee                Management (private real estate investment for
Westwood, MA 02090       -    Member,                  clients primarily outside of the US to locate
Age 48                        Governance               private real estate investments in the US);
                              Committee           -    January 2000 to September 2000, Managing Director,
                         -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                              Committee                services);
                                                  -    From 1998 to 2000, President, Key Global Capital,
                                                       Inc. (provider of equity and mezzanine capital to
                                                       real estate industry);
                                                  -    From 1997 to 1998, Partner, Squire, Sanders &
                                                       Dempsey (law firm); and
                                                  -    From 1994 to 1997, Partner, Brown, Rudnick,
                                                       Freed & Gesmer (law firm).

Patrick J. Riley         -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place      -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road             Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923        -    Member,                  L.L.P. (law firm); and
Age 56                        Governance          -    Director, SSgA Cash Management Fund plc; and State
                              Committee                Street Global Advisors Ireland, Ltd. (investment
                         -    Member, Valuation        companies).
                              Committee

Richard D. Shirk         -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE   -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877        Committee           -    1996 to March 2001, President and Chief Executive
Age 59                   -    Member,                  Officer, Cerulean Companies, Inc. (holding
                              Governance               company);
                              Committee           -    1992 to March 2001, President and Chief Executive
                         -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                              Committee                association for independent Blue Cross and Blue
                                                       Shield health care plans);

                                                  -    1993 to November 2001, Chairman and Board Member,
                                                       Georgia Caring for Children Foundation (private
                                                       foundation);
                                                  -    November 1998 to Present, Board Member, Healthcare
                                                       Georgia Foundation (private foundation); and
                                                  -    September 2002 to Present, Board Member,
                                                       Amerigroup Corp. (managed health care).

Bruce D. Taber           -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road        -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921             Committee                and services company); and
Age 61                   -    Member,             -    Director, SSgA Cash Management Fund plc and State
                              Governance               Street Global Advisors Ireland, Ltd. (investment
                              Committee                companies).
                         -    Member, Valuation
                              Committee

Henry W. Todd            -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive        -    Member, Audit            (flavorings manufacturer);
Montgomeryville, PA           Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                    -    Member,                  in vanilla flavoring); and
Age 57                        Governance          -    Director, SSgA Cash Management Fund plc and State
                              Committee                Street Global Advisors Ireland, Ltd. (investment
                         -    Member, Valuation        companies).
                              Committee

PRINCIPAL OFFICERS

                         POSITION(S) WITH SSgA
                         FUNDS;
NAME, ADDRESS AND        LENGTH OF TIME
AGE                      SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
J. David Griswold        -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                  and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA 98402              since 1994;         -    Assistant Secretary and Associate General Counsel, Director - Global
Age 47                   -    Chief Legal              Regulatory Policy, Frank Russell Investment Management Company
                              Officer since 2003       (investment management);
                                                  -    Director - Global Regulatory Policy, Russell Real Estate Advisors, Inc.
                                                       (investment management);
                                                  -    Assistant Secretary and Associate General Counsel, Frank Russell
                                                       Capital Inc. (investment advisor of private equity funds), and Frank
                                                       Russell Investments (Delaware), Inc. (member of general partner of private equity funds); Russell Fund Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                  -    Director, Secretary and Associate General Counsel, Frank Russell
                                                       Securities, Inc. (institutional brokerage firm); and
                                                  -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross               -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial        since 2002               advisor);
Center                                            -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                     management);
Boston, MA 02111-2900                             -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                 financial services);
                                                  -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson          -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                  Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402              Accounting               company); and
Age 41                        Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                       Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini       -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial        Officer since 2004       Management Officer, State Street Global Advisors;
Center                                            -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                     and
Boston, MA 02111-2900                             -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                 Compliance Consulting Group, PricewaterhouseCoopers.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.


                                                            FISCAL 2004 TOTAL
                                                        COMPENSATION FROM FUND AND
                                FISCAL 2004 AGGREGATE      FUND COMPLEX PAID TO
           NAME/POSITION        COMPENSATION FROM FUND           TRUSTEES
     -----------------------------------------------------------------------------
     Lynn L. Anderson,                      None                      None
     Chairman of the Board
     and President

     Agustin J. Fleites, Chief              None                      None
     Executive Officer and
     Trustee

     William L. Marshall,             $    2,246               $   108,535
     Trustee

     Steven J. Mastrovich,            $    2,235               $   105,482
     Trustee

     Patrick J. Riley, Trustee        $    2,246               $   108,636

     Richard D. Shirk, Trustee        $    2,244               $   107,958

     Bruce D. Taber, Trustee          $    2,247               $   108,977

     Henry W. Todd, Trustee           $    2,256               $   112,387

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                              AGGREGATE DOLLAR RANGE
                                                                                              OF EQUITY SECURITIES IN
                                                                                                  ALL REGISTERED
                                                                                               INVESTMENT COMPANIES
                                                                                              OVERSEEN BY TRUSTEES IN
                                                                                               FAMILY OF INVESTMENT
        TRUSTEE                    DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                    COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000                 $10,001-$50,000
                                Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    All Funds                             $0                                     $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000              $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000                  Over $100,000
                                Aggressive Equity Fund                $10,001-$50,000
                                International Stock Selection         $50,001-$100,000
                                Fund
                                Emerging Markets Fund                 $50,001-$100,000
                                Core Opportunities Fund               Over $100,000
                                Small Cap Fund                        Over $100,000
                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000                $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000                 $50,001-$100,000
                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                                     $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- Windanchor, 1776 Heritage Drive, 4th Floor, Adams Building 4W, North Quincy, MA 02171-2119--7.61%

- Winddeck, 1776 Heritage Drive, 4th Floor, Adams Building 4W, North Quincy, MA 02171-211--5.69%

-    Atwell & Co., PO Box 2044, New York, NY  10005--5.51%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:


     2004                          2003                      2002
     -----------------------------------------------------------------
     $ 915,107                     $ 640,100                 $ 521,294

Through December 31, 2005, the Advisor has contractually agreed to waive up to the full amount of its advisory fee to the extent that expenses exceed 1.00% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ended August 31:


     2004                          2003                      2002
     -----------------------------------------------------------------
     $ 298,041                     $ 236,219                 $ 213,256

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the

Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


     2004                          2003                      2002
     -----------------------------------------------------------------
     $ 115,578                     $  90,524                 $  80,020

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to the international funds:

- Portfolio Administration. $0 up to $100 million--0.05%, $100 million to $200 million--0.03%; over $200 million--.02% (annual charge, billed and payable monthly, based on average daily net assets);

-    Additional Classes of Shares--$18,000 per class;

- Global Custody and Settlement: Comprised of asset charges and transactions charges by country in five different groups. Asset charges ranging from .06% to .40% for the first $50 million and from .05% to .40% over $50 million. Transaction charges ranging from $25 to $150;

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Portfolio Transactions (for each line item processed). DTC--$6; Fed book entry trade-$10; Physical settlements and all other trades--$25; option trading and futures trading--$25; option expiration or exercised--$15; Income Fed wires--$4.70; Outgoing Fed wires $4.55;

- Pricing. Monthly pricing fees of $375 per international investment portfolio and from $6 to $10 per security, depending on the type of instrument and the pricing service used; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; fund minimum per portfolio $20,000; $1.85 investor fee; and $3.09 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:

       2002
       -------------
       $ 10,832

Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


     2004                          2003                      2002
     -----------------------------------------------------------------
     49,710                        $ 22,810                  $ 8,007


For fiscal 2004, these amounts are reflective of the following individual payments:


          Advertising                                  $       7,694
          Printing                                               770
          Compensation to Dealers                              8,035
          Compensation to Sales Personnel                     29,384
          Other(1)                                             3,827
                                                       -------------
          Total                                        $      49,710
                                                       =============

Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:


     2004                          2003                      2002
     -----------------------------------------------------------------
     $ 30,509                      $ 17,362                  $  13,325


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 16, 2004, the Funds' Board of Trustees, upon the recommendation of the Audit Committee, voted to appoint Deloitte & Touche LLP as their independent registered public accounting firm for the fiscal year ending August 31, 2005, subject to Deloitte & Touche LLP's satisfaction with new client procedures. Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116. Through the fiscal year ending August 31, 2004, PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP's report on the Funds' financial statements for the fiscal year ending August 31, 2004, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The fund contemplates purchasing equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Advisor paid the following total brokerage commissions during the last three fiscal years ended August 31:


     2004                          2003                      2002
     -----------------------------------------------------------------
     $ 111,528                     $ 89,169                  $  41,253


Of the total brokerage commissions paid by the Advisor, commissions received by an affiliated broker/dealer amounted to $0 for the fiscal year ended August 31, 2004.

Relating to the total brokerage commissions paid by the Advisor for the fiscal year ended August 31, 2004, the percentage of brokerage commissions received by an affiliated broker/deal amounted to 0% of the total.

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was 0% for the fiscal year ended August 31, 2004.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows:


                                              PRINCIPAL      COMMISSIONS
                                               ($000)          ($000)
                                           -------------------------------
     Goldman Sachs & Co.                        47,040            31
     Lehman Brothers Inc.                       27,258            13
     Credit Suisse First Boston                 23,471            14
     ABN Amro                                   22,436            15
     Societe Generale                           15,131             9
     Merrill Lynch Pierce Fenner & Smith        12,221             8
     UBS AG                                     11,696             8
     Morgan Stanley Co. Inc.                    10,038             4
     Citigroup Global Markets Inc.               8,360             5
     Arnhold S. Bleichroeder Inc.                1,148             2

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2004, the fund had a net tax basis capital loss carryover in the following amount, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration date as indicated below, whichever occurs first:


     CARRYOVER AMOUNT            EXPIRATION DATE
     -------------------------------------------
     $  4,285,811                August 31, 2011

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                               P(1+T)(TO THE POWER OF n) = ERV

        where:  P =           a hypothetical initial payment of $1,000
                T =           average annual total return
                n =           number of years
                ERV=          ending redeemable value of a hypothetical
                              $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                                P(1+T)(TO THE POWER OF n) = ATV SUB(D)

        where:  P =           a hypothetical initial payment of $1,000
                T =           average annual total return (after taxes on
                              distributions)
                n =           number of years
                ATV SUB(D)=   ending value of a hypothetical $1,000 payment made
                              at the beginning of the 1-, 5- or 10-year periods
                              (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                            AVERAGE ANNUAL TOTAL RETURN
        ------------------------------------------------------------------
        ONE YEAR ENDING         FIVE YEARS ENDING      INCEPTION TO
        AUGUST 31, 2004         AUGUST 31, 2004        AUGUST 31, 2004(1)
        ------------------------------------------------------------------
         24.19%                   (0.26%)                3.02%

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

----------
(1)  Annualized. The fund commenced operations on March 7, 1995.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

          APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2) provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4) matches proxies received with holdings as of record date;
   5) reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7) documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

   - Against offers when there are prospects for an enhanced bid or other bidders

   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                       INTERNATIONAL STOCK SELECTION FUND

                                 CLASS R SHARES

                                DECEMBER 20, 2004

                       (AS SUPPLEMENTED JANUARY 28, 2005)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 20, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                                 3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                             3

   INVESTMENT STRATEGIES                                                                                     3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                      7
   INVESTMENT RISKS                                                                                         10
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                    10
   INVESTMENT RESTRICTIONS                                                                                  11
   TEMPORARY DEFENSIVE POSITION                                                                             12
   PORTFOLIO TURNOVER                                                                                       12

MANAGEMENT OF THE FUND                                                                                      13

   BOARD OF TRUSTEES AND OFFICERS                                                                           13
   COMPENSATION                                                                                             17
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003           18
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                   19

INVESTMENT ADVISORY AND OTHER SERVICES                                                                      19

   ADVISOR                                                                                                  19
   ADMINISTRATOR                                                                                            20
   CUSTODIAN AND TRANSFER AGENT                                                                             21
   DISTRIBUTOR                                                                                              22
   CODE OF ETHICS                                                                                           22
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                                 22
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                            24
   LEGAL COUNSEL                                                                                            24

BROKERAGE PRACTICES AND COMMISSIONS                                                                         24

PRICING OF FUND SHARES                                                                                      26

TAXES                                                                                                       27

CALCULATION OF PERFORMANCE DATA                                                                             28

ADDITIONAL INFORMATION                                                                                      29

   SHAREHOLDER MEETINGS                                                                                     29
   CAPITALIZATION AND VOTING                                                                                29
   FEDERAL LAW AFFECTING STATE STREET                                                                       29
   PROXY VOTING POLICY                                                                                      29
   MASSACHUSETTS BUSINESS TRUST                                                                             30

FINANCIAL STATEMENTS                                                                                        30

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                                                                31

   RATINGS OF DEBT INSTRUMENTS                                                                              31
   RATINGS OF COMMERCIAL PAPER                                                                              31

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                 33

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

The SSgA International Stock Selection Fund was formerly known as the SSgA Active International Fund. The name change took effect on December 19, 2000.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE MSCI(R) EAFE(R) INDEX. The MSCI EAFE Index is an arithmetic, market value-weighted average of the performance of approximately 1,000 securities listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Countries may be added to or deleted from the list.

EQUITY SECURITIES. The fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

DEBT SECURITIES. The fund may also invest in debt securities with broad credit ratings that may or may not be investment grade. Debt will typically represent less than 5% of the fund's assets. Debt securities are subject to market and credit risk. Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond,

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

FOREIGN CURRENCY. The fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. A fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Advisor. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to a fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency rates when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way.

Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The funds will not speculate in foreign security or currency options or futures or related options.

The fund may not hedge its position with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such transactions) of the securities held in its portfolio denominated or quoted in that particular foreign currency. No fund will enter into a position hedging commitment if, as a result thereof, it would have more than 20% of the value of its assets committed to such contracts. The fund will not enter into a forward contract with a term of more than 36 months.

SPECIAL SITUATIONS AND ILLIQUID SECURITIES. The fund and the Advisor believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the fund's capital appreciation potential. These investments are generally illiquid. The fund currently does not intend to invest more than 5% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RISKS

Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the US and in other developed countries. These risks include: (1) The volatile social, political and economic conditions that can cause investments in emerging or developing markets to have exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the fund's securities will generally be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

The fund endeavors to buy and sell foreign currencies on favorable terms. Price spreads on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, domestic and foreign political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer, No compensation or other consideration is paid as a part of any such arrangement.

d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental, and restrictions 12 through 15 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. These restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds exceed 5% of its total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph
          (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements" or "reverse repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

     6. Purchase or sell commodities or commodity futures contracts or options on a futures contract except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts, and if, as a result thereof, more than 10% of the fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts), and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and Statement of Additional Information.

     8. Except as required in connection with permissible financial options activities and futures contracts, purchase securities on margin or underwrite securities issued by others, except that a fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition. This restriction does not preclude the fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the fund from (i) making any permitted borrowings, mortgages or pledges, or
          (ii) entering into repurchase transactions.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, except as described herein and in the fund's Prospectus, and subject to the following conditions: (i) such options are written by other persons and (ii) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     14. Make investments for the purpose of gaining control of an issuer's management.

     15. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. The fund currently does not intend to invest in the securities of any issuer that would qualify as a real estate investment trust under federal tax law.

Except with respect to Investment Restriction Nos. 2 and 13, if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities of foreign issuers is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Advisor's assumed time horizon in those countries. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rate during the fiscal year ended August 31:




        2004
        --------
          78.44%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment

     Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                                            NUMBER OF
                         POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                         FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND        LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                      SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson         -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street             -    Interested Person        (institutional financial consultant);
Tacoma, WA 98402              of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                        (as defined in           Management Company (investment management); and
                              the 1940 Act) due        Frank Russell Investment Company and Russell
                              to his employment        Investment Funds (registered investment companies);
                              by the parent       -    Chairman of the Board and Chief Executive Officer,
                              company of the           Russell Fund Distributors, Inc. (mutual fund
                              Administrator            broker-dealer and underwriter) and Frank Russell
                         -    Chairman of the          Trust Company; and
                              Board and           -    Director, Russell Insurance Agency, Inc. (manager
                              President                of investment companies); Frank Russell
                         -    Member,                  Investments (UK) Limited (unit trust management);
                              Governance               and Frank Russell Asset Management (Cayman) II LLC
                              Committee                (limited partnership investment).
                         -    Member, Valuation
                              Committee

Agustin J. Fleites       -    Principal           -    2002 to Present, President, SSgA Funds Management,        27
State Street Financial        Executive Officer        Inc. (investment advisor);
Center                        and Chief           -    2001 to Present, Senior Principal, State Street
One Lincoln Street            Executive Officer        Global Advisors; Managing Director, Advisor
Boston, MA 02111-2900         since 2003               Strategies (investment management);
Age 39                   -    Trustee since       -    1999 to 2001, Principal, Head of Exchange Traded
                              November 2004            Funds, Offshore Funds and SSgA Latin America; and
                                                  -    1993 to 1999, Principal, Head of Asset Allocation
                                                       Strategies.

INDEPENDENT TRUSTEES

                                                                                                            NUMBER OF
                         POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                         FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND        LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                      SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
William L. Marshall      -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.        -    27
33 West Court Street     -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901          Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                   -    Member,                  Inc. (a registered investment advisor and provider
                              Governance               of financial and related consulting services);
                              Committee           -    Certified Financial Planner and Member, Financial
                         -    Member, Valuation        Planners Association; and
                              Committee           -    Registered Representative and Principal for
                                                       Securities with Cambridge Investment Research,
                                                       Inc., Fairfield, Iowa.

Steven J. Mastrovich     -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree        -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                        Committee                Management (private real estate investment for
Westwood, MA 02090       -    Member,                  clients primarily outside of the US to locate
Age 48                        Governance               private real estate investments in the US);
                              Committee           -    January 2000 to September 2000, Managing Director,
                         -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                              Committee                services);
                                                  -    From 1998 to 2000, President, Key Global Capital,
                                                       Inc. (provider of equity and mezzanine capital to
                                                       real estate industry);
                                                  -    From 1997 to 1998, Partner, Squire, Sanders &
                                                       Dempsey (law firm); and
                                                  -    From 1994 to 1997, Partner, Brown, Rudnick,
                                                       Freed & Gesmer (law firm).

Patrick J. Riley         -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place      -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road             Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923        -    Member,                  L.L.P. (law firm); and
Age 56                        Governance          -    Director, SSgA Cash Management Fund plc; and State
                              Committee                Street Global Advisors Ireland, Ltd. (investment
                         -    Member, Valuation        companies).
                              Committee

Richard D. Shirk         -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE   -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877        Committee           -    1996 to March 2001, President and Chief Executive
Age 59                   -    Member,                  Officer, Cerulean Companies, Inc. (holding
                              Governance               company);
                              Committee           -    1992 to March 2001, President and Chief Executive
                         -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                              Committee                association for independent Blue Cross and Blue
                                                       Shield health care plans);
                                                  -    1993 to November 2001, Chairman and Board Member,
                                                       Georgia Caring for Children Foundation (private
                                                       foundation);
                                                  -    November 1998 to Present, Board Member, Healthcare
                                                       Georgia Foundation (private foundation); and
                                                  -    September 2002 to Present, Board Member,
                                                       Amerigroup Corp. (managed health care).

Bruce D. Taber           -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road        -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921             Committee                and services company); and
Age 61                   -    Member,             -    Director, SSgA Cash Management Fund plc and State
                              Governance               Street Global Advisors Ireland, Ltd. (investment
                              Committee                companies).
                         -    Member, Valuation
                              Committee

Henry W. Todd            -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive        -    Member, Audit            (flavorings manufacturer);
Montgomeryville, PA           Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                    -    Member,                  in vanilla flavoring); and
Age 57                        Governance          -    Director, SSgA Cash Management Fund plc and State
                              Committee                Street Global Advisors Ireland, Ltd. (investment
                         -    Member, Valuation        companies).
                              Committee

PRINCIPAL OFFICERS

                         POSITION(S) WITH SSgA
                         FUNDS;
NAME, ADDRESS AND        LENGTH OF TIME
AGE                      SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
J. David Griswold        -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                  and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA 98402              since 1994;         -    Assistant Secretary and Associate General Counsel, Director - Global
Age 47                   -    Chief Legal              Regulatory Policy, Frank Russell Investment Management Company

                              Officer since 2003       (investment management);
                                                  -    Director - Global Regulatory Policy, Russell Real Estate Advisors, Inc.
                                                       (investment management);
                                                  -    Assistant Secretary and Associate General Counsel, Frank Russell
                                                       Capital Inc. (investment advisor of private equity funds), and Frank
                                                       Russell Investments (Delaware), Inc. (member of general partner of private equity funds); Russell Fund Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                  -    Director, Secretary and Associate General Counsel, Frank Russell
                                                       Securities, Inc. (institutional brokerage firm); and
                                                  -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross               -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial        since 2002               advisor);
Center                                            -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                     management);
Boston, MA 02111-2900                             -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                 financial services);
                                                  -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson          -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                  Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402              Accounting               company); and
Age 41                        Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                       Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini       -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial        Officer since 2004       Management Officer, State Street Global Advisors;
Center                                            -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                     and
Boston, MA 02111-2900                             -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                 Compliance Consulting Group, PricewaterhouseCoopers.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.

                                                                             FISCAL 2004 TOTAL
                                                                        COMPENSATION FROM FUND AND
                                           FISCAL 2004 AGGREGATE           FUND COMPLEX PAID TO
             NAME/POSITION                 COMPENSATION FROM FUND                TRUSTEES
       -------------------------------------------------------------------------------------------
       Lynn L. Anderson,                           None                              None
       Chairman of the Board
       and President

       Agustin J. Fleites, Chief                   None                              None
       Executive Officer and
       Trustee

       William L. Marshall, Trustee             $ 2,246                         $ 108,535

       Steven J. Mastrovich, Trustee            $ 2,235                         $ 105,482

       Patrick J. Riley, Trustee                $ 2,246                         $ 108,636

       Richard D. Shirk, Trustee                $ 2,244                         $ 107,958

       Bruce D. Taber, Trustee                  $ 2,247                         $ 108,977

       Henry W. Todd, Trustee                   $ 2,256                         $ 112,387

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                                  AGGREGATE DOLLAR RANGE
                                                                                                  OF EQUITY SECURITIES IN
                                                                                                       ALL REGISTERED
                                                                                                    INVESTMENT COMPANIES
                                                                                                  OVERSEEN BY TRUSTEES IN
                                                                                                    FAMILY OF INVESTMENT
         TRUSTEE                          DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                  COMPANIES
-------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson, Trustee              Disciplined Equity Fund               $10,001-$50,000          $10,001-$50,000
                                       Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee           All Funds                             $0                              $0

Steven J. Mastrovich, Trustee          S&P 500 Index Fund                    $50,001-$100,000         $50,001-$100,000

Patrick J. Riley, Trustee              Special Equity Fund                   $10,001-$50,000            Over $100,000
                                       Aggressive Equity Fund                $10,001-$50,000
                                       International Stock Selection Fund    $50,001-$100,000
                                       Emerging Markets Fund                 $50,001-$100,000

                                       Core Opportunities Fund               Over $100,000
                                       Small Cap Fund                        Over $100,000
                                       Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee              Special Equity Fund                   $10,001-$50,000          $10,001-$50,000

Bruce D. Taber, Trustee                Bond Market Fund                      $10,001-$50,000          $50,001-$100,000
                                       Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee                 All Funds                             $0                             $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company ("State Street") may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of any class of shares of the fund in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of any class of shares of the fund's voting securities.

Frank Russell Investment Management Company ("Administrator"), Investment Company's administrator, will be the sole shareholder of the Class R Shares of the fund until such time as the fund has public shareholders and therefore may be deemed a controlling person.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- State Street Global Advisors, State Street Financial Center, One Lincoln Street, Boston, MA 02111--99%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The management fee of the Class R Shares Funds is the same as the management fee of the original class of shares. Therefore, the management fee is allocated equally among classes and shareholders.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:


       2004
       ---------
       $ 915,107


The Advisor has agreed to reimburse the fund for all expenses in excess of 1.60% of average daily net assets on an annual basis. The Advisor has contractually agreed to this reimbursement through December 31, 2005. This reimbursement amounted to $298,041 in fiscal 2004.

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to Administrator for the fiscal year ended August 31:


       2004
       ---------
       $ 115,578

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to the international funds:

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Portfolio Administration. $0 up to $100 million--0.05%, $100 million to $200 million--0.03%; over $200 million--.02% (annual charge, billed and payable monthly, based on average daily net assets);

-    Additional Classes of Shares--$18,000 per class;

- Global Custody and Settlement: Comprised of asset charges and transactions charges by country in five different groups. Asset charges ranging from .06% to .40% for the first $50 million and from .05% to .40% over $50 million. Transaction charges ranging from $25 to $150;

- Portfolio Transactions (for each line item processed). DTC--$6; Fed book entry trade-$10; Physical settlements and all other trades--$25; option trading and futures trading--$25; option expiration or exercised--$15; Income Fed wires--$4.70; Outgoing Fed wires $4.55;

- Pricing. Monthly pricing fees of $375 per international investment portfolio and from $6 to $10 per security, depending on the type of instrument and the pricing service used; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; fund minimum per portfolio $20,000; $1.85 investor fee; and $3.09 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the fund has adopted an active distribution service plan providing payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the fund's principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the fund by enabling the fund to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992, which was restated to reflect the change of distributor and to update current operations on April 9, 2002, for the original SSgA Funds' class (referred to herein as the Institutional Class). The Board of Trustees adopted a distribution plan for Class R Shares of the fund on April 8, 2003 (the Plan) which is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Plan each fund pays the Distributor a fee not to exceed 0.70% of the fund's average net asset value per year, for distribution, shareholder and administrative services provided to the fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a fund are not permitted by the Plan to exceed .65% of the fund's average net asset value per year. Payments to the Distributor for distribution and shareholder services to a fund are not permitted by the Plan to exceed 0.05% of the fund's average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

The Plan does not provide for the fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Financial Intermediaries"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Financial Intermediaries. Under the Service Agreements, the Financial Intermediaries may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Financial Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Financial Intermediaries may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The fund accrued the following expenses to the Distributor for the fiscal year ended August 31:


       2004
       --------
        $ 0

Through December 31, 2005, the Distributor has contractually agreed to waive up to .70% of the average daily net assets on an annual basis the distribution and shareholder servicing fees of the Class R Shares. No waiver was made for the fiscal year ended August 31, 2004.

For fiscal 2004, these amounts are reflective of the following individual payments:


       Advertising                              $ 0
       Printing                                 $ 0
       Compensation to Dealers                  $ 0
       Compensation to Sales Personnel          $ 0
       Other(1)                                 $ 0
       Total                                    $ 0


The fund accrued expenses in the following amount to State Street under a Service Agreement pursuant to Rule 12b-1 for the fiscal year ended August 31:


         2004
         -------
          $ 2


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 16, 2004, the Funds' Board of Trustees, upon the recommendation of the Audit Committee, voted to appoint Deloitte & Touche LLP as their independent registered public accounting firm for the fiscal year ending August 31, 2005, subject to Deloitte & Touche LLP's satisfaction with new client procedures. Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116. Through the fiscal year ending August 31, 2004, PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP's report on the Funds' financial statements for the fiscal year ending August 31, 2004, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The fund contemplates purchasing equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.

----------

(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The total brokerage commissions paid by the Advisor amounted to the following for the fiscal year ended August 31:



         2004
         ---------
         $ 111,528

Of the total brokerage commissions paid by the Advisor, commissions received by an affiliated broker/dealer amounted to the following for the fiscal years ended August 31:



         2004
         ---------
         $   0


Relating to the total brokerage commissions paid by the Advisor for the fiscal year ended August 31, 2004, the percentage of brokerage commissions received by an affiliated broker/deal amounted to 0% of the total.

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was 0% for the fiscal year ended August 31, 2004.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows:

                                                  PRINCIPAL     COMMISSIONS
                                                    ($000)         ($000)
                                                -----------------------------
       Goldman Sachs & Co.                          47,040           31
       Lehman Brothers Inc.                         27,258           13
       Credit Suisse First Boston                   23,471           14
       ABN Amro                                     22,436           15
       Societe Generale                             15,131            9
       Merrill Lynch Pierce Fenner & Smith          12,221            8
       UBS AG                                       11,696            8
       Morgan Stanley Co. Inc.                      10,038            4
       Citigroup Global Markets Inc.                 8,360            5
       Arnhold S. Bleichroeder Inc.                  1,148            2

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2004, the fund had a net tax basis capital loss carryover in the following amount, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration date as indicated below, whichever occurs first:


                 CARRYOVER AMOUNT         EXPIRATION DATE
                 ----------------------------------------
                 $ 4,285,811              August 31, 2011

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

       where:  P =         a hypothetical initial payment of $1,000
               T =         average annual total return
               n =         number of years
               ERV =       ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

       where:  P =         a hypothetical initial payment of $1,000
               T =         average annual total return (after taxes on
                           distributions)
               n =         number of years
               ATV SUB(D)= ending value of a hypothetical $1,000 payment
                           made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

        AVERAGE ANNUAL TOTAL
              RETURNS
       ---------------------
       INCEPTION TO
       AUGUST 31, 2004(1)
       ---------------------
          5.32%

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The Investment Company is authorized to divide shares of any fund into two or more classes of shares. The shares of each fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any fund may have separate voting rights or no voting rights. Each class of shares of a fund is entitled to the same rights and privileges as all other classes of the fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the fund's portfolio securities. The SSgA Funds have three classes of shares. The SSgA Prime Money Market Fund and the SSgA US Treasury Money Market Fund each have Class T Shares. The SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds each have Class R Shares.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in

----------

(1)  Annualized. The fund commenced operations on May 14, 2004.

any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

          Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

          A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

          AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

          AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

          A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

          BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

          Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               -  Leading market positions in well-established industries.

               -  High rates of return on funds employed.

               - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               - Well-established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

          Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

          A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

          F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

          F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

          APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2) provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4) matches proxies received with holdings as of record date;
   5) reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7) documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

   - Against offers when there are prospects for an enhanced bid or other bidders

   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                       LARGE CAP GROWTH OPPORTUNITIES FUND

                                DECEMBER 20, 2004

                       (AS SUPPLEMENTED JANUARY 28, 2005)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 20, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                                3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                            3

   INVESTMENT STRATEGIES                                                                                    3
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                    8
   TEMPORARY DEFENSIVE POSITION                                                                             9
   PORTFOLIO TURNOVER                                                                                       9

MANAGEMENT OF THE FUND                                                                                      9

   BOARD OF TRUSTEES AND OFFICERS                                                                           9
   COMPENSATION                                                                                            14
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003          15
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                  15

INVESTMENT ADVISORY AND OTHER SERVICES                                                                     16

   ADVISOR                                                                                                 16
   ADMINISTRATOR                                                                                           17
   CUSTODIAN AND TRANSFER AGENT                                                                            18
   DISTRIBUTOR                                                                                             19
   CODE OF ETHICS                                                                                          19
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                                19
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                           21
   LEGAL COUNSEL                                                                                           21

BROKERAGE PRACTICES AND COMMISSIONS                                                                        21

PRICING OF FUND SHARES                                                                                     23

TAXES                                                                                                      24

CALCULATION OF PERFORMANCE DATA                                                                            24

ADDITIONAL INFORMATION                                                                                     25

   SHAREHOLDER MEETINGS                                                                                    25
   CAPITALIZATION AND VOTING                                                                               26
   FEDERAL LAW AFFECTING STATE STREET                                                                      26
   PROXY VOTING POLICY                                                                                     26

FINANCIAL STATEMENTS                                                                                       27

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                28

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE RUSSELL 1000(R) GROWTH INDEX. The fund will measure its performance against the Russell 1000(R) Growth Index, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index.

US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at

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(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers if delivered to the fund in connection with debt securities held by the fund. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

FINANCIAL FUTURES OPTIONS. The fund may invest in financial futures contracts and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer, No compensation or other consideration is paid as a part of any such arrangement.

d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following fundamental investment restrictions. A fundamental restriction may only be changed by a vote of a "majority of the outstanding voting securities" of the fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

1. The fund will not borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

2. The fund will not issue "senior securities," except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

3. The fund will not engage in the business of underwriting securities issued by others, except to the extent that the fund may be considered to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

4.   The fund will not purchase or sell real estate, except that the fund may
     (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein,
     (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the fund as a result of the ownership of securities.

5. The fund will not purchase or sell commodities or commodity contracts, except the fund may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

6. The fund will not make loans, except that the fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

7. The fund will not purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

If any percentage restriction described above for the fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the fund's assets will not constitute a violation of the restriction, except as otherwise noted. In addition, the fund may invest substantially all of its assets in the securities of a single open-end registered investment company with similar investment objectives and policies without violating any of the foregoing investment restrictions.

The following descriptions of certain investment limitations under the 1940 Act may assist investors in understanding the fund's investment restrictions, but are not part of the fund's investment restrictions.

BORROWING. The 1940 Act restricts the fund from borrowing (including pledging, mortgaging or hypothecating its assets) in excess of 50% of its total assets (not including temporary borrowings in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowing for the purposes of the fund's investment restriction.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by the fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

UNDERWRITING. Under the 1940 Act, underwriting securities involves the fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rate during the fiscal year ended August 31:


        2004
        ---------
        142.06%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                                            NUMBER OF
                         POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                         FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND        LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                      SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson         -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street             -    Interested Person        (institutional financial consultant);
Tacoma, WA 98402              of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                        (as defined in           Management Company (investment management); and
                              the 1940 Act) due        Frank Russell Investment Company and Russell
                              to his employment        Investment Funds (registered investment companies);
                              by the parent       -    Chairman of the Board and Chief Executive Officer,
                              company of the           Russell Fund Distributors, Inc. (mutual fund
                              Administrator            broker-dealer and underwriter) and Frank Russell
                         -    Chairman of the          Trust Company; and
                              Board and           -    Director, Russell Insurance Agency, Inc. (manager
                              President                of investment companies); Frank Russell
                         -    Member,                  Investments (UK) Limited (unit trust management);
                              Governance               and Frank Russell Asset Management (Cayman) II LLC
                              Committee                (limited partnership investment).
                         -    Member, Valuation
                              Committee

Agustin J. Fleites       -    Principal           -    2002 to Present, President, SSgA Funds Management,        27
State Street Financial        Executive Officer        Inc. (investment advisor);
Center                        and Chief           -    2001 to Present, Senior Principal, State Street
One Lincoln Street            Executive Officer        Global Advisors; Managing Director, Advisor
Boston, MA 02111-2900         since 2003               Strategies (investment management);
Age 39                   -    Trustee since       -    1999 to 2001, Principal, Head of Exchange Traded
                              November 2004            Funds, Offshore Funds and SSgA Latin America; and
                                                  -    1993 to 1999, Principal, Head of Asset Allocation
                                                       Strategies.

INDEPENDENT TRUSTEES

                                                                                                            NUMBER OF
                         POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                         FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND        LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                      SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
William L. Marshall      -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.        -    27
33 West Court Street     -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901          Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                   -    Member,                  Inc. (a registered investment advisor and provider
                              Governance               of financial and related consulting services);
                              Committee           -    Certified Financial Planner and Member, Financial
                         -    Member, Valuation        Planners Association; and
                              Committee           -    Registered Representative and Principal for
                                                       Securities with Cambridge Investment Research,
                                                       Inc., Fairfield, Iowa.

Steven J. Mastrovich     -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree        -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                        Committee                Management (private real estate investment for
Westwood, MA 02090       -    Member,                  clients primarily outside of the US to locate
Age 48                        Governance               private real estate investments in the US);
                              Committee           -    January 2000 to September 2000, Managing Director,
                         -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                              Committee                services);
                                                  -    From 1998 to 2000, President, Key Global Capital,
                                                       Inc. (provider of equity and mezzanine capital to
                                                       real estate industry);
                                                  -    From 1997 to 1998, Partner, Squire, Sanders &
                                                       Dempsey (law firm); and
                                                  -    From 1994 to 1997, Partner, Brown, Rudnick,
                                                       Freed & Gesmer (law firm).

Patrick J. Riley         -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place      -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road             Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923        -    Member,                  L.L.P. (law firm); and
Age 56                        Governance          -    Director, SSgA Cash Management Fund plc; and State
                              Committee                Street Global Advisors Ireland, Ltd. (investment
                         -    Member, Valuation        companies).
                              Committee

Richard D. Shirk         -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE   -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877        Committee           -    1996 to March 2001, President and Chief Executive
Age 59                   -    Member,                  Officer, Cerulean Companies, Inc. (holding
                              Governance               company);
                              Committee           -    1992 to March 2001, President and Chief Executive
                         -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                              Committee                association for independent Blue Cross and Blue
                                                       Shield health care plans);
                                                  -    1993 to November 2001, Chairman and Board Member,
                                                       Georgia Caring for Children Foundation (private
                                                       foundation);
                                                  -    November 1998 to Present, Board Member, Healthcare
                                                       Georgia Foundation (private foundation); and
                                                  -    September 2002 to Present, Board Member,
                                                       Amerigroup Corp. (managed health care).

Bruce D. Taber           -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road        -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921             Committee                and services company); and
Age 61                   -    Member, Governance  -    Director, SSgA Cash Management Fund plc and State
                              Committee                Street Global Advisors Ireland, Ltd. (investment
                         -    Member, Valuation        companies).
                              Committee

Henry W. Todd            -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive        -    Member, Audit            (flavorings manufacturer);
Montgomeryville, PA           Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                    -    Member,                  in vanilla flavoring); and
Age 57                        Governance          -    Director, SSgA Cash Management Fund plc and State
                              Committee                Street Global Advisors Ireland, Ltd. (investment
                         -    Member, Valuation        companies).
                              Committee

PRINCIPAL OFFICERS

                         POSITION(S) WITH SSgA
                         FUNDS;
NAME, ADDRESS AND        LENGTH OF TIME
AGE                      SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
J. David Griswold        -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                  and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA 98402              since 1994;         -    Assistant Secretary and Associate General Counsel, Director - Global
Age 47                   -    Chief Legal              Regulatory Policy, Frank Russell Investment Management Company
                              Officer since 2003       (investment management);
                                                  -    Director - Global Regulatory Policy, Russell Real Estate Advisors, Inc.
                                                       (investment management);
                                                  -    Assistant Secretary and Associate General Counsel, Frank Russell
                                                       Capital Inc. (investment advisor of private equity funds), and Frank
                                                       Russell Investments (Delaware), Inc. (member of general partner of private equity funds); Russell Fund Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                  -    Director, Secretary and Associate General Counsel, Frank Russell
                                                       Securities, Inc. (institutional brokerage firm); and
                                                  -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross               -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial        since 2002               advisor);
Center                                            -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                     management);
Boston, MA 02111-2900                             -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                 financial services);
                                                  -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson          -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                  Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402              Accounting               company); and
Age 41                        Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                       Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini       -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk

State Street Financial        Officer since 2004       Management Officer, State Street Global Advisors;
Center                                            -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                     and
Boston, MA 02111-2900                             -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                 Compliance Consulting Group, PricewaterhouseCoopers.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.


                                                                              FISCAL 2004 TOTAL
                                                                        COMPENSATION FROM FUND AND
                                          FISCAL 2004 AGGREGATE            FUND COMPLEX PAID TO
               NAME/POSITION             COMPENSATION FROM FUND                 TRUSTEES
       -------------------------------------------------------------------------------------------
       Lynn L. Anderson, Chairman                 None                               None
       of the Board and President

       Agustin J. Fleites, Chief                  None                               None
       Executive Officer and Trustee

       William L. Marshall, Trustee              $ 508                          $ 108,535

       Steven J. Mastrovich, Trustee             $ 508                          $ 105,482

       Patrick J. Riley, Trustee                 $ 508                          $ 108,636

       Richard D. Shirk, Trustee                 $ 508                          $ 107,958

       Bruce D. Taber, Trustee                   $ 508                          $ 108,977

       Henry W. Todd, Trustee                    $ 509                          $ 112,387

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                                     AGGREGATE DOLLAR RANGE
                                                                                                    OF EQUITY SECURITIES IN
                                                                                                         ALL REGISTERED
                                                                                                      INVESTMENT COMPANIES
                                                                                                    OVERSEEN BY TRUSTEES IN
                                                                                                      FAMILY OF INVESTMENT
         TRUSTEE                     DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                         COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund                 $10,001-$50,000                 $10,001-$50,000
                                Small Cap Fund                          $10,001-$50,000

William L. Marshall, Trustee    All Funds                               $0                                     $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                      $50,001-$100,000                $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                     $10,001-$50,000                    Over $100,000
                                Aggressive Equity Fund                  $10,001-$50,000
                                International Stock Selection Fund      $50,001-$100,000
                                Emerging Markets Fund                   $50,001-$100,000
                                Core Opportunities Fund                 Over $100,000
                                Small Cap Fund                          Over $100,000
                                Disciplined Equity Fund                 Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                     $10,001-$50,000                 $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                        $10,001-$50,000                 $50,001-$100,000
                                Disciplined Equity Fund                 $10,001-$50,000

Henry W. Todd, Trustee          All Funds                               $0                                     $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- Windanchor, 1776 Heritage Drive, 4th Floor, Adams Building 4W, North Quincy, MA 02171-2119--64.22%

- Winddeck, 1776 Heritage Drive, 4th Floor, Adams Building 4W, North Quincy, MA 02171-2119--40.59%

- Windcove, 1776 Heritage Drive, 4th Floor, Adams Building 4W, North Quincy, MA 02171-2119--13.79%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

The fund accrued the following expenses to the Advisor for the fiscal year ended August 31:

        2004
        ----------
        59,814

Through December 31, 2005, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of 1.10% of average daily net assets on an annual basis, which amounted to the following for the fiscal year ended August 31:


        2004
        ----------
        $ 91,176

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the fiscal year ended August 31:


        2004
        ----------
        $ 15,183

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation.  $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses
incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to the Distributor during the fiscal year ended August 31:


        2004
        ---------
        $ 2,930


For fiscal 2004, these amounts are reflective of the following individual payments:

       Advertising                                    $ 1,738
       Printing                                            16
       Compensation to Dealers                             --
       Compensation to Sales Personnel                    545
       Other(1)                                           631
                                                      -------
       Total                                          $ 2,930
                                                      =======

Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal year ended August 31:


        2004
        ---------
        $ 2,007


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 16, 2004, the Funds' Board of Trustees, upon the recommendation of the Audit Committee, voted to appoint Deloitte & Touche LLP as their independent registered public accounting firm for the fiscal year ending August 31, 2005, subject to Deloitte & Touche LLP's satisfaction with new client procedures. Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116. Through the fiscal year ending August 31, 2004, PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP's report on the Funds' financial statements for the fiscal year ending August 31, 2004, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The fund contemplates purchasing equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting

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(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Advisor paid the following total brokerage commissions during the fiscal year ended August 31:


        2004
        ---------
        $ 16,138


Of the total brokerage commissions paid, an affiliated broker/dealer(s) received the following during the fiscal year ended August 31:


        2004
        ---------
        $  0


Relating to the total brokerage commissions paid by the Advisor for the fiscal year ended August 31, 2004, the percentage of brokerage commissions received by an affiliated broker/deal amounted to 0% of the total.

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was 0% for the fiscal year ended August 31, 2004.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows:

                                                    PRINCIPAL        COMMISSIONS
                                                      ($000)           ($000)
                                                    ---------        -----------
       Investment Technology Group Inc.                2084              1
       Morgan Stanley Co. Inc.                         1842              2
       UBS Securities LLC                              1737              3
       Lehman Brothers Inc.                            1002              2
       Credit Suisse First Boston                       941              1
       Citation Group                                   828              2
       Liquidnet Inc.                                   575              1
       Fidelity Capital Markets                         477             --
       Leerink Swann and Company                        470             --
       Goldman Sachs & Co.                              413              1

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

The fund had a net realized capital loss from November 1, 2003 of $187,281.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

            where:  P =     a hypothetical initial payment of $1,000

                    T =     average annual total return
                    n =     number of years
                    ERV =   ending redeemable value of a hypothetical
                            $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period
                            (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ATV SUB(D)

            where:  P =          a hypothetical initial payment of $1,000
                    T =          average annual total return (after taxes on
                    n =          distributions) number of years
                    ATV SUB(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

         AVERAGE ANNUAL TOTAL
                RETURNS
     ----------------------------
     INCEPTION TO
     AUGUST 31, 2004(1)
     ----------------------------
        (6.30%)

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

----------

(1)  Annualized. The fund commenced operations on March 30, 2004.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

          APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2) provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4) matches proxies received with holdings as of record date;
   5) reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7) documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

   - Against offers when there are prospects for an enhanced bid or other bidders

   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                            SSGA LARGE CAP VALUE FUND

                                DECEMBER 20, 2004

                       (AS SUPPLEMENTED JANUARY 28, 2005)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 20, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                             3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                         3

   INVESTMENT STRATEGIES                                                                                 3
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                 7
   TEMPORARY DEFENSIVE POSITION                                                                          8
   PORTFOLIO TURNOVER                                                                                    8

MANAGEMENT OF THE FUND                                                                                   9

   BOARD OF TRUSTEES AND OFFICERS                                                                        9
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003       14
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                               15

INVESTMENT ADVISORY AND OTHER SERVICES                                                                  15

   ADVISOR                                                                                              15
   ADMINISTRATOR                                                                                        16
   CUSTODIAN AND TRANSFER AGENT                                                                         17
   DISTRIBUTOR                                                                                          18
   CODE OF ETHICS                                                                                       18
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                             18
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                        20
   LEGAL COUNSEL                                                                                        21

BROKERAGE PRACTICES AND COMMISSIONS                                                                     21

PRICING OF FUND SHARES                                                                                  22

TAXES                                                                                                   23

CALCULATION OF PERFORMANCE DATA                                                                         24

ADDITIONAL INFORMATION                                                                                  25

   SHAREHOLDER MEETINGS                                                                                 25
   CAPITALIZATION AND VOTING                                                                            25
   FEDERAL LAW AFFECTING STATE STREET                                                                   25
   PROXY VOTING POLICY                                                                                  25

FINANCIAL STATEMENTS                                                                                    26

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                             27

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE RUSSELL 1000(R) VALUE INDEX. The fund will measure its performance against the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

FINANCIAL FUTURES OPTIONS. The fund may invest in financial futures contracts and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer, No compensation or other consideration is paid as a part of any such arrangement.

d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following fundamental investment restrictions. A fundamental restriction may only be changed by a vote of a "majority of the outstanding voting securities" of the fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

1. The fund will not borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

2. The fund will not issue "senior securities," except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

3. The fund will not engage in the business of underwriting securities issued by others, except to the extent that the fund may be considered to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

4.   The fund will not purchase or sell real estate, except that the fund may
     (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein,
     (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the fund as a result of the ownership of securities.

5. The fund will not purchase or sell commodities or commodity contracts, except the fund may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

6. The fund will not make loans, except that the fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

7. The fund will not purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

If any percentage restriction described above for the fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the fund's assets will not constitute a violation of the restriction, except as otherwise noted. In addition, the fund may invest substantially all of its assets in the securities of a single open-end registered investment company with similar investment objectives and policies without violating any of the foregoing investment restrictions.

The following descriptions of certain investment limitations under the 1940 Act may assist investors in understanding the fund's investment restrictions, but are not part of the fund's investment restrictions.

BORROWING. The 1940 Act restricts the fund from borrowing (including pledging, mortgaging or hypothecating its assets) in excess of 50% of its total assets (not including temporary borrowings in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowing for the purposes of the fund's investment restriction.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by the fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

UNDERWRITING. Under the 1940 Act, underwriting securities involves the fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rate during the fiscal year ended August 31:


     2004
     ----------
     143.07%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street              -    Interested Person        (institutional financial consultant);
Tacoma, WA 98402               of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                         (as defined in           Management Company (investment management); and
                               the 1940 Act) due        Frank Russell Investment Company and Russell
                               to his employment        Investment Funds (registered investment companies);
                               by the parent       -    Chairman of the Board and Chief Executive Officer,
                               company of the           Russell Fund Distributors, Inc. (mutual fund
                               Administrator            broker-dealer and underwriter) and Frank Russell
                          -    Chairman of the          Trust Company; and
                               Board and           -    Director, Russell Insurance Agency, Inc. (manager
                               President                of investment companies); Frank Russell
                          -    Member,                  Investments (UK) Limited (unit trust management);
                               Governance               and Frank Russell Asset Management (Cayman) II LLC
                               Committee                (limited partnership investment).
                          -    Member,

                               Valuation
                               Committee

Agustin J. Fleites        -    Principal           -    2002 to Present, President, SSgA Funds Management,        27
State Street Financial         Executive Officer        Inc. (investment advisor);
Center                         and Chief           -    2001 to Present, Senior Principal, State Street
One Lincoln Street             Executive Officer        Global Advisors; Managing Director, Advisor
Boston, MA 02111-2900          since 2003               Strategies (investment management);
Age 39                    -    Trustee since       -    1999 to 2001, Principal, Head of Exchange Traded
                               November 2004            Funds, Offshore Funds and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation
                                                        Strategies.

INDEPENDENT TRUSTEES

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.        -    27
33 West Court Street      -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901           Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                    -    Member,                  Inc. (a registered investment advisor and provider
                               Governance               of financial and related consulting services);
                               Committee           -    Certified Financial Planner and Member, Financial
                          -    Member, Valuation        Planners Association; and
                               Committee           -    Registered Representative and Principal for
                                                        Securities with Cambridge Investment Research,
                                                        Inc., Fairfield, Iowa.

Steven J. Mastrovich      -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree         -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                         Committee                Management (private real estate investment for
Westwood, MA 02090        -    Member,                  clients primarily outside of the US to locate
Age 48                         Governance               private real estate investments in the US);
                               Committee           -    January 2000 to September 2000, Managing Director,
                          -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                               Committee                services);
                                                   -    From 1998 to 2000, President, Key Global Capital,
                                                        Inc. (provider of equity and mezzanine capital to
                                                        real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick,
                                                        Freed & Gesmer (law firm).

Patrick J. Riley          -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
                                                        of Massachusetts Superior Court;

One Corporate Place       -    Member, Audit       -    1985 to 2002, Partner, Riley, Burke & Donahue,
55 Ferncroft Road              Committee                L.L.P. (law firm); and
Danvers, MA 01923         -    Member,             -    Director, SSgA Cash Management Fund plc; and State
Age 56                         Governance               Street Global Advisors Ireland, Ltd. (investment
                               Committee                companies).
                          -    Member, Valuation
                               Committee

Richard D. Shirk          -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE    -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877         Committee           -    1996 to March 2001, President and Chief Executive
Age 59                    -    Member,                  Officer, Cerulean Companies, Inc. (holding
                               Governance               company);
                               Committee           -    1992 to March 2001, President and Chief Executive
                          -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                               Committee                association for independent Blue Cross and Blue
                                                        Shield health care plans);
                                                   -    1993 to November 2001, Chairman and Board Member,
                                                        Georgia Caring for Children Foundation (private
                                                        foundation);
                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road         -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921              Committee                and services company); and
Age 61                    -    Member,             -    Director, SSgA Cash Management Fund plc and State
                               Governance               Street Global Advisors Ireland, Ltd. (investment
                               Committee                companies).
                          -    Member, Valuation
                               Committee

Henry W. Todd             -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive         -    Member, Audit            (flavorings manufacturer);
Montgomeryville,               Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
PA 18936                  -    Member,                  in vanilla flavoring); and
Age 57                         Governance          -    Director, SSgA Cash Management Fund plc and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

PRINCIPAL OFFICERS

                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
J. David Griswold         -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                   and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA 98402               since 1994;         -    Assistant Secretary and Associate General Counsel, Director - Global
Age 47                    -    Chief Legal              Regulatory Policy, Frank Russell Investment Management Company
                               Officer since 2003       (investment management);
                                                   -    Director - Global Regulatory Policy, Russell Real Estate Advisors, Inc.
                                                        (investment management);
                                                   -    Assistant Secretary and Associate General Counsel, Frank Russell
                                                        Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds); Russell Fund Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial         since 2002               advisor);
Center                                             -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                      management);
Boston, MA 02111-2900                              -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                  financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                   Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402               Accounting               company); and
Age 41                         Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini        -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial         Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                      and
Boston, MA 02111-2900                              -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                  Compliance Consulting Group, PricewaterhouseCoopers.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.


                                                            FISCAL 2004 TOTAL
                                                        COMPENSATION FROM FUND AND
                                FISCAL 2004 AGGREGATE      FUND COMPLEX PAID TO
           NAME/POSITION        COMPENSATION FROM FUND           TRUSTEES
     ------------------------------------------------------------------------------
     Lynn L. Anderson,                      None                       None
     Chairman of the Board
     and President

     Agustin J. Fleites, Chief              None                       None
     Executive Officer and
     Trustee

     William L. Marshall,              $     507              $     108,535
     Trustee

     Steven J. Mastrovich,             $     507              $     105,482
     Trustee

     Patrick J. Riley, Trustee         $     507              $     108,636

     Richard D. Shirk, Trustee         $     507              $     107,958

     Bruce D. Taber, Trustee           $     507              $     108,977

     Henry W. Todd, Trustee            $     508              $     112,387

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                         AGGREGATE DOLLAR RANGE
                                                                                         OF EQUITY SECURITIES IN
                                                                                             ALL REGISTERED
                                                                                           INVESTMENT COMPANIES
                                                                                         OVERSEEN BY TRUSTEES IN
                                                                                           FAMILY OF INVESTMENT
         TRUSTEE                    DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND              COMPANIES
Lynn L. Anderson,               Disciplined Equity Fund               $10,001-$50,000        $10,001-$50,000
Trustee                         Small Cap Fund                        $10,001-$50,000

William L. Marshall,            All Funds                             $0                          $0
Trustee

Steven J. Mastrovich,           S&P 500 Index Fund                    $50,001-$100,000       $50,001-$100,000
Trustee

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000          Over $100,000
                                Aggressive Equity Fund                $10,001-$50,000
                                International Stock Selection         $50,001-$100,000
                                Fund

                                Emerging Markets Fund                 $50,001-$100,000
                                Core Opportunities Fund               Over $100,000
                                Small Cap Fund                        Over $100,000
                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000        $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000        $50,001-$100,000
                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                          $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- Windanchor, 1776 Heritage Drive, 4th Floor, Adams Building 4W, North Quincy, MA 02171-2119--53.66%

- Winddeck, 1776 Heritage Drive, 4th Floor, Adams Building 4W, North Quincy, MA 02171-2119--35.46%

- Windcove, 1776 Heritage Drive, 4th Floor, Adams Building 4W, North Quincy, MA 02171-2119--10.54%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory

Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

The fund accrued the following expenses to the Advisor for the fiscal year ended August 31:


     2004
     ------------
     $  48,601


Through December 31, 2005, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of 1.10% of average daily net assets on an annual basis, which amounted to the following for the fiscal year ended August 31:


     2004
     ------------
     $  98,809

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the fiscal year ended August 31:


     2004
     ------------
     $  14,724

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation. $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to the Distributor during the fiscal year ended August 31:


     2004
     -----------
     $  2,691


For fiscal 2004, these amounts are reflective of the following individual payments:


     Advertising                       $    1678
     Printing                                 13
     Compensation to Dealers                  --
     Compensation to Sales Personnel         439
     Other(1)                                561
                                       ---------
     Total                             $   2,691
                                       =========

Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal year ended August 31:


     2004
     -----------
     $  1,631


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 16, 2004, the Funds' Board of Trustees, upon the recommendation of the Audit Committee, voted to appoint Deloitte & Touche LLP as their independent registered public accounting firm for the fiscal year ending August 31, 2005, subject to Deloitte & Touche LLP's satisfaction with new client procedures. Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116. Through the fiscal year ending August 31, 2004, PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP's report on the Funds' financial statements for the fiscal year ending August 31, 2004, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Advisor paid the following total brokerage commissions during the fiscal year ended August 31:


     2004
     ------------
     $  19,204

Of the total brokerage commissions paid, an affiliated broker/dealer(s) received the following during the fiscal year ended August 31:


     2004
     ------------
     $  0


Relating to the total brokerage commissions paid by the Advisor for the fiscal year ended August 31, 2004, the percentage of brokerage commissions received by an affiliated broker/deal amounted to 0% of the total.

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was 0% for the fiscal year ended August 31, 2004.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows:


                                          PRINCIPAL    COMMISSIONS
                                            ($000)        ($000)
                                       ----------------------------
     Lehman Brothers Inc.                   3,592           4
     Investment Technology Group Inc.       2,075           1
     Citation Group                         1,553           3
     Credit Suisse First Boston             1,490           3
     Morgan Stanley Co. Inc.                  528           1
     Goldman Sachs & Co.                      526           1
     Liquidnet Inc.                           437          --
     UBS Securities LLC                       363           1
     JP Morgan Securities Inc.                316           1
     Fidelity Capital Markets                 241          --

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

The fund had a net realized capital loss from November 1, 2003 of $594,534.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

       where:   P =     a hypothetical initial payment of $1,000

                T =     average annual total return

                n =     number of years

                ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                          P(1+T)(TO THE POWER OF n) = ATV SUB(D)

      where:    P =           a hypothetical initial payment of $1,000

                T = average annual total return (after taxes on distributions)

                n =           number of years

                ATV SUB(D) =  ending value of a hypothetical $1,000
                              payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

        AVERAGE ANNUAL TOTAL
              RETURNS
      ------------------------
      INCEPTION TO
      AUGUST 31, 2004(1)
      ------------------------
         (2.70%)

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

----------

(1)  Annualized. The fund commenced operations on March 30, 2004.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

          APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2) provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4) matches proxies received with holdings as of record date;
   5) reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7) documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

   - Against offers when there are prospects for an enhanced bid or other bidders

   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                             LIFE SOLUTIONS(SM) FUNDS

                      LIFE SOLUTIONS INCOME AND GROWTH FUND
                          LIFE SOLUTIONS BALANCED FUND
                           LIFE SOLUTIONS GROWTH FUND

                                DECEMBER 20, 2004

                       (AS SUPPLEMENTED JANUARY 28, 2005)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 20, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                           3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                       3

   INVESTMENT STRATEGY OF THE LIFE SOLUTIONS FUNDS                                                     3
   INVESTMENT PRACTICES OF THE UNDERLYING FUNDS                                                        3
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                               8
   INVESTMENT RESTRICTIONS                                                                             9
   TEMPORARY DEFENSIVE POSITION                                                                       10
   PORTFOLIO TURNOVER                                                                                 10

MANAGEMENT OF THE FUND                                                                                11

   BOARD OF TRUSTEES AND OFFICERS                                                                     11
   COMPENSATION                                                                                       15
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003     16
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                             17

INVESTMENT ADVISORY AND OTHER SERVICES                                                                17

   ADVISOR                                                                                            17
   ADMINISTRATOR                                                                                      18
   CUSTODIAN AND TRANSFER AGENT                                                                       19
   DISTRIBUTOR                                                                                        19
   CODE OF ETHICS                                                                                     20
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                           20
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                      22
   LEGAL COUNSEL                                                                                      22

BROKERAGE PRACTICES AND COMMISSIONS                                                                   22

PRICING OF LIFE SOLUTIONS FUND SHARES                                                                 22

TAXES                                                                                                 23

CALCULATION OF PERFORMANCE DATA                                                                       23

   TOTAL RETURN                                                                                       23

ADDITIONAL INFORMATION                                                                                24

   SHAREHOLDER MEETINGS                                                                               24
   CAPITALIZATION AND VOTING                                                                          25
   FEDERAL LAW AFFECTING STATE STREET                                                                 25
   PROXY VOTING POLICY                                                                                25
   MASSACHUSETTS BUSINESS TRUST                                                                       25

FINANCIAL STATEMENTS                                                                                  26

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                           27

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGY OF THE LIFE SOLUTIONS FUNDS

Each Life Solutions Fund attempts to meet its investment objective by investing in a different combination of the Investment Company's portfolios (the "Underlying Funds"). The Life Solutions Funds do not invest in a portfolio of securities but invest in shares of the Underlying Funds.

INVESTMENT PRACTICES OF THE UNDERLYING FUNDS

The following describes the investment objective and principal investment strategy for each of the Underlying Funds in which the Life Solutions Funds may invest.

MONEY MARKET FUND. The nonfundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

The fund attempts to meet its investment objective by investing in high quality money market instruments, including: (1) US Treasury bills, notes and bonds; (2) obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities and other such obligations that are neither insured nor guaranteed by the US Treasury, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit; (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.

US GOVERNMENT MM FUND. The fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its instrumentalities with remaining maturities of one year or less.

The fund attempts to meet its investment objective by investing substantially all of its investable assets in obligations issued or guaranteed as to principal and interest by the US government or its agencies or instrumentalities or in repurchase agreements secured by such instruments, but in no event less than 80% under normal market conditions. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund may invest in obligations of US agencies or instrumentalities such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank that are neither insured nor guaranteed by the US Treasury. Because the US Government MM Fund may be 100% invested in securities of the US government, its agencies or instrumentalities, its return may be less than a fund which can invest without limitation in all types of securities. The US Government MM Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

YIELD PLUS FUND. The nonfundamental investment objective is to seek high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

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(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

The fund attempts to meet its objective by investing primarily in high-quality, dollar-denominated, investment grade debt instruments, such as mortgage related securities, corporate notes, variable and floating rate notes and asset-backed securities. The fund may also invest in derivative securities, including futures, options, and other structured securities. Unlike a money market fund, the price of the Yield Plus Fund will fluctuate because the fund may invest in securities with higher levels of risk and different maturities. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

INTERMEDIATE FUND. The fundamental investment objective is to seek a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

In pursuing this goal, the fund under normal market conditions invests at least 80% of its total assets in debt instruments. Shareholders will be notified 60 days prior to changing the 80% investment policy. In addition, fund investments will primarily be in debt instruments rated investment grade or better. The fund may also invest in derivative securities, including futures and options; interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The fund seeks to match or exceed the return of the Lehman Brothers(R) Intermediate Government/Credit (LBIGC) Index and to manage the fund's duration to correspond to the LBIGC Index's duration while adding value through issue and sector selection. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

BOND MARKET FUND. The nonfundamental investment objective is to maximize total return by investing in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers(R) Aggregate Bond (LBAB) Index.

Under normal market conditions, the fund attempts to meet its objective by investing at least 80% of its total assets in debt instruments. Shareholders will be notified 60 days prior to changing the 80% investment policy. In addition, fund investments will primarily be in debt instruments rated investment grade or better. Securities may be either fixed, zero coupon, variable or floating rate and may be denominated in US dollars or selected foreign currencies. The fund may also invest in derivative securities, including futures and options; interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The fund seeks to manage the fund's duration to correspond to the LBAB Index's duration while adding value through issue and sector selection. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

HIGH YIELD BOND FUND. The nonfundamental investment objective is to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers(R) High Yield Bond (LBHYB) Index.

Under normal market conditions, the fund attempts to meet its objective by investing at least 80% of its total assets in high yield, high risk (non-investment grade) debt securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. Debt securities may be either fixed, zero coupon, payment in kind, variable or floating rate and may be denominated in US dollars or selected foreign currencies. The fund may invest up to 20% of its assets in equity securities, including real estate investment trusts, warrants, preferred stock and common stock. The fund may also hold equity securities if delivered to the fund in connection with debt securities held by the fund. The fund may also invest in derivative securities, including futures and options; interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The fund seeks to match or exceed the LBHYB Index by concentrating on industry allocation and securities selection, deciding on which industries to focus and which bonds to buy within these industries. The duration of the instruments in which the fund invests is linked to the LBHYB Index. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

CORE OPPORTUNITIES FUND. The fundamental investment objective is to achieve long-term capital growth, current income and growth of income primarily through investments in equity securities.

The fund will invest primarily in large and medium capitalization equity securities. The investment team seeks to find companies with above-average earnings growth and profitability, exhibiting sustainable competitive advantages. The fund is focused, holding typically less than 75 individual stocks. The investment process starts with identifying a universe of success-biased companies diversified across each of the economic sectors. Global industry analysts identify well managed companies with the best long-term growth prospects, concentrating on competitive advantages and growth drivers. The fund is diversified across economic sectors, and overweight to sectors which, in the team's view, stand to benefit from the economic climate. Fund holdings are driven by the analysts' best ideas, yet balanced to ensure broad diversification by individual stock and sector.

S&P 500 INDEX FUND. The fundamental investment objective is to seek to replicate the total return of the S&P 500(R) Index. The fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio of the State Street Equity 500 Index Portfolio (the S&P Master Fund) that has the same investment objective as and investment policies that are substantially similar to those of the fund. Under normal market conditions, at least 80% of its total assets will be invested (either on its own or as part of a master/feeder structure) in stocks in the S&P 500(R) Index in proportion to their weighting in the S&P 500 Index. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund may also invest in futures and options.

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund utilizes a "passive" investment approach, attempting to replicate the investment performance of its benchmark index through automated statistical analytic procedures.

The S&P 500 Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market. To the extent that all 500 stocks cannot be purchased, the fund will purchase a representative sample of the stocks listed in the S&P 500 Index in proportion to their weightings. For more information, please see "Additional Information . . . Management of a Feeder Portfolio."

DISCIPLINED EQUITY FUND. The fundamental investment objective is to provide total returns that exceed over time the S&P 500(R) Index through investment in equity securities.

Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. Equity securities will be selected for the fund on the basis of a proprietary, systematic investment process. The fund management team employs an equity strategy using bottom-up, quantitative stock selection from among the securities included in, but not limited to, the S&P 500 Index based upon a multi-factor forecasting model, coupled with risk-controlled, benchmark oriented portfolio construction. This structured and disciplined approach seeks to provide long-term total returns in excess of the S&P 500 Index over time.

The equity strategy used by the fund is designed to provide a bridge between low risk/low value-added (or zero tracking error) passive investments, and high risk/high value-added (high tracking error) active management alternatives. This strategy attempts to create a portfolio with similar characteristics to the benchmark with the potential to provide excess returns by allowing the fund to hold most, but not all, of the securities in the benchmark. The fund seeks to maintain similar sector and industry weightings as the benchmark, thus managing the risk associated with more actively managed portfolios.

SMALL CAP FUND. The nonfundamental investment objective is to maximize the total return through investment in equity securities. Under normal market conditions, at least 80% of total assets will be invested in small capitalization securities. Small capitalization securities are securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000(R) Index. Shareholders will be notified 60 days prior to changing the 80% investment policy.

The fund will invest primarily in a portfolio of smaller domestic companies. Smaller companies as represented by the Russell 2000 Index will include those companies with a market capitalization generally ranging in value from approximately $68 million to $2.35 billion. Sector and industry weights are maintained at a similar level to that of the Russell 2000 Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation. The fund may also use futures, options and other derivative instruments, and may participate in initial public offerings with the intention of immediately selling the shares in the after-market. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover costs, including increased brokerage commissions and other transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts.

SPECIAL EQUITY FUND. The nonfundamental investment objective is to maximize total return through investment in mid- and small capitalization US equity securities.

Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund will attempt to meet its objective through the active selection of mid- and small capitalization equity securities based on fundamental analysis. The investment approach emphasizes bottom-up stock selection informed by a top-down macroeconomic outlook. The fund management team focuses on identifying high quality stocks with sustainable growth prospects, paying particular attention to changes in the rates of growth of individual companies' earnings. The fund may also invest in initial public offerings with the intention of immediately selling the shares in the after-market. The fund seeks to outperform the Russell 2500(TM) Index which has total market capitalization generally ranging in value from approximately $68 million to $6.5 billion.

AGGRESSIVE EQUITY FUND. The nonfundamental investment objective is to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by the Advisor's proprietary models.

Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. The investable universe is constructed using the Russell 3000(R) Index, which is a combination of the larger-capitalization Russell 1000(R) Index and the smaller-capitalization Russell 2000(R) Index. Securities in the Russell 3000 Index include those companies with a market capitalization range of approximately $68 million to $346 billion. Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The fund may participate in initial public offerings with the intention of immediately selling the shares in the after-market. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover costs, including increased brokerage commissions and other transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

IAM SHARES FUND. The nonfundamental investment objective is to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions or have not been identified as having non-union sentiment (IAM Companies).

The purpose of the IAM SHARES Fund is to provide an investment vehicle where the majority of holdings are securities of IAM Companies. IAM Companies are defined as companies that either (1) have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions (Category I Shares) or (2) are listed in the S&P 500(R) Index, and have not been identified by the International Association of Machinists and Aerospace Workers or affiliated labor unions as having non-union sentiment (Category II Shares). Under normal market conditions, the fund will invest at least 80% of its total assets in equity securities of IAM Companies. Shareholders will be notified 60 days prior to changing the 80% policy. As of the fiscal year-end of the fund, August 31, 2004, there was a universe of 342 publicly traded IAM Companies as provided by the IAM. Based on the current model environment, nearly half of the 342 IAM-represented companies comprised the August 31, 2004 investments in the fund. The weighted average capitalization of the fund was $86.6 billion. Investments that are not selected in the current model environment are still included in the investable universe and may be selected for future investment. The fund may participate in initial public offerings of IAM Companies.

The fund's investment strategy is driven by an investment process that manages portfolio exposure to fundamental attributes in a multifactor risk model environment. These attributes include industry allocations as well as factors such as size, style, growth expectations and valuation ratios. This model attempts to create a portfolio with the best expected return per unit of risk.

IAM Companies are diverse both geographically and by industry. The portfolio management team will rebalance the fund frequently in order to maintain its relative exposure to IAM Companies, as well as to account for any changes to the universe of IAM Companies. While the fund seeks a high correlation with the S&P 500 Index returns, the fund will not fully replicate the S&P 500 Index, therefore, the fund's returns will likely vary from the Index's returns.

The fund may invest up to 20% of its assets in securities in non-IAM Companies contained in the S&P 500 Index. In the 20% portion, the portfolio management team screens out securities of certain companies identified by the International Association of Machinists and Aerospace Workers Union as having non-union sentiment.

Proxies for the fund's underlying securities are voted in accordance with AFL/CIO guidelines.

LARGE CAP VALUE FUND. The nonfundamental investment objective is to seek long-term capital appreciation by investing primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

Under normal market conditions, the fund invests at least 80% of total assets in equity securities, such as common stocks, issued by companies with large market capitalizations. Shareholders will be notified 60 days prior to changing the 80% investment policy. These large market capitalization companies include, but are not limited to, companies represented by the Russell 1000(R) Index, which has a total market capitalization range of approximately $527 million to $346 billion. The fund will measure its performance against the Russell 1000(R) Value Index. Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management, designed to uncover equity securities that are undervalued relative to their peers. The Advisor applies this process in an objective, risk-controlled manner with a long-term investment perspective. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The Advisor may use various techniques, including buying and selling derivative instruments such as futures contracts or exchange traded funds to increase or decrease the fund's exposure to changing market conditions that affect security values. The fund may participate in initial public offerings and may also invest in securities of foreign issuers.

LARGE CAP GROWTH OPPORTUNITIES FUND. The nonfundamental investment objective is to seek long-term capital appreciation by investing in equity securities.

Under normal market conditions, the fund invests at least 80% of total assets in securities, such as common stocks, issued by companies with large market capitalizations. Shareholders will be notified 60 days prior to changing the 80% investment policy. These large market capitalization companies include, but are not limited to, companies represented by the Russell 1000(R) Index, which has a total market capitalization range of approximately $527 million to $346 billion. The fund will measure its performance against the Russell 1000(R) Growth Index.

The investment team seeks to find companies with above-average earnings growth and profitability, exhibiting sustainable competitive advantages. The fund is focused, holding less than 75 companies exhibiting growth characteristics. The investment process starts with identifying a universe of success-biased companies diversified across each of the economic sectors. Global industry analysts identify well managed companies with the best long-term growth prospects, concentrating on competitive advantages and growth drivers. All research is conducted on an industry-relative basis, as the success factors for companies vary according to the specific dynamics of the industry. The companies in the fund generally exhibit stronger potential for earnings growth than their industry peers, as well as a plan to continue the growth trajectory into the future. The fund is diversified across economic sectors, and overweight to the sectors which, in the team's view, stand to benefit from the economic climate. Fund holdings are driven by the analysts' best ideas, yet balanced to ensure broad diversification by individual stock and sector.

ACTIVE REIT FUND. The nonfundamental investment objective is to provide income and capital growth by investing primarily in publicly traded securities of real estate companies.

Under normal market conditions, the fund will invest at least 80% of its assets in REIT securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. The Active REIT Fund is not a diversified mutual fund, as defined by the 1940 Act. The top five holdings in the Active REIT Fund portfolio may comprise up to 40% of the fund's total assets. This investment weighting would cause the fund to be subject to risks associated with a non-diversified mutual fund. To the extent the Active REIT Fund chooses to give greater weight to securities of any single issuer, developments affecting that issuer are likely to have a greater impact on the fund's share price. Similarly, to the extent the fund chooses to invest in fewer issuers, the fund's ability to achieve its investment objective will depend on investment performance of a relatively smaller group of issuers. The fund will attempt to meet its objective through the active selection of Real Estate Investment Trust (REIT) securities, primarily from those securities in the Dow Jones Wilshire REIT(R) Index and across different types and regions based on the fundamental research of the Advisor. A REIT is a trust or similar entity that primarily invests in or operates real estate or companies involved in the real estate industry. REITs may not have diversified holdings. The fund may invest up to 20% of its assets in non-REIT real estate securities, and equity and fixed-income securities of non-real estate companies.

EMERGING MARKETS FUND. The fundamental investment objective is to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

Under normal circumstances, the fund will invest at least 80% of its assets in securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's management team to have a developing or emerging economy or securities market. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The number of countries in which the fund invests will vary and may increase over time as the stock markets in other countries evolve. Typically 80% of the fund's assets will be invested in equity securities, equity swaps, structured equity notes, equity linked notes and depositary receipts concentrated in emerging market countries. In determining securities in which to invest, the fund's management team will evaluate the countries' economic and political climates with prospects for sustained macro and micro economic growth. The fund's management team will take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered.

The fund may invest in common and preferred equity securities, publicly traded in the United States or in foreign countries in developed or emerging markets, including initial public offerings. The fund may also invest in fixed income securities rated investment grade or better issued by US companies. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Through the use of proprietary evaluation models, the fund invests primarily in the International Finance Corporation Investable (S&P/IFCI) Index and/or Morgan Stanley Capital International(R) Emerging Market Free (MSCI EMF) countries. As the S&P/IFCI and MSCI EMF introduce new emerging market countries, the fund will include those countries among the countries in which it may invest.

INTERNATIONAL STOCK SELECTION FUND. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified at least 60 days prior to changing the 80% investment policy.

The fund will attempt to meet its objective through the active selection of equity securities. The fund management team will concentrate investments in holdings that are composed of, but not limited to, countries included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. Through the use of a proprietary model, a quantitative selection process is used to select the best securities within each underlying country in the MSCI(R) EAFE(R) Index.

The management team utilizes a proprietary bottom-up stock selection process that is based on a quantitative multi-factor model used to select the best securities within each underlying country in the MSCI EAFE Index. Portfolio construction focuses on strong risk controls for excessive size or style exposures and is benchmark oriented.

INTERNATIONAL GROWTH OPPORTUNITIES FUND. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.

The fund will attempt to meet its objective through the active selection of equity securities based on the fundamental analysis of companies and investment themes. The fund management team's investment approach is defined predominantly by a bottom-up stock selection process, informed by a top-down macroeconomic outlook. Investments will be made in, but not limited to, countries and securities included in the MSCI EAFE Index.

MSCI EAFE INDEX FUND. The nonfundamental investment objective is to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the MSCI(R) EAFE(R) Index). The fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio of the State Street MSCI EAFE Index Portfolio (the MSCI EAFE Master Fund) that has the same investment objective as and investment policies that are substantially similar to those of the fund. Under normal market conditions, at least 80% of the fund's total assets will be invested (either on its own or as a part of a master/feeder structure) in stocks of the MSCI EAFE Index. Shareholders will be notified 60 days prior to changing the 80% investment policy.

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund, using a "passive" or "indexing" investment approach, attempts to replicate, before expenses, the performance of the MSCI EAFE Index. The MSCI EAFE Index is a well-known international stock market index that includes approximately 1,000 securities listed on the stock exchanges of 21 developed market countries (but not the United States). The portfolio management team seeks a correlation of .95, before expenses, or better between the fund's performance and the performance of the MSCI EAFE Index; a figure of 1.00 would represent perfect correlation.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer, No compensation or other consideration is paid as a part of any such arrangement.

d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The Life Solutions Funds are subject to the following investment restrictions, restrictions 1 through 11 are fundamental and restrictions 12 through 14 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The Underlying Funds are also subject to investment restrictions. No Life Solutions Fund will:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities and shares of the Underlying Funds or other investment companies). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of a Life Solutions Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Life Solutions Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Life Solutions Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, a Life Solutions Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of its total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities and shares of the Underlying Funds), if immediately after and as a result of such investment the current market value of a Life Solutions Fund's holdings in the securities of such issuer exceeds 5% of the value of its assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Life Solutions Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of its total assets.

     6. Purchase or sell commodities or commodity futures contracts except that the Life Solutions Funds may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the Life Solutions Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     8. Engage in the business of underwriting securities issued by others, except that the Life Solutions Funds will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of a Life Solutions Fund's aggregate investment in such securities would exceed 5% of the Fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Life Solutions Funds may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Life Solutions Funds, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     14. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

The asset allocation range for each Life Solutions Fund has been approved by the Board of Trustees of the Investment Company and may be changed at any time by the Board without shareholder approval. Within the asset allocation range for each Life Solutions Fund, the Advisor will establish specific percentage targets for each asset class and each Underlying Fund to be held by the Life Solutions Fund based on the Advisor's outlook for the economy, financial markets and relative market valuation of each Underlying Fund. Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for each Life Solutions Fund is calculated by dividing the lesser of purchases or sales of underlying fund shares for the particular year by the monthly average value of the underlying fund shares owned by the Fund during the year. Each Life Solutions Fund's portfolio turnover rate is expected to not exceed 100%. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund. The Life Solutions Funds will not purchase or sell underlying fund shares to: (i) accommodate purchases and sales of each Fund's shares; (ii) change the percentages of each Fund's assets invested in each of the Underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of each Fund's assets among the Underlying Funds generally within the percentage limits described in the Prospectus.

For the fiscal periods ended August 31, the portfolio turnover rates for the Life Solutions Funds were:

                    INCOME AND
     AUGUST 31,     GROWTH             BALANCED             GROWTH
     -----------------------------------------------------------------
     2004            48.39%             45.82                54.73%
     2003            22.46%             26.12%               21.85%
     2002            41.96%             36.01%               40.17%

The decrease in the 2002 turnover does not relate to a change in process. The intended asset mix changes were of similar size each of the last two years. However, in 2001 turnover was higher than normal, as the fund line-up was changed within US equity to reduce the proportion in the S&P 500 Index Fund to allow a higher level of active management.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street              -    Interested Person        (institutional financial consultant);
Tacoma, WA 98402               of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                         (as defined in           Management Company (investment management); and
                               the 1940 Act) due        Frank Russell Investment Company and Russell
                               to his employment        Investment Funds (registered investment companies);
                               by the parent       -    Chairman of the Board and Chief Executive Officer,
                               company of the           Russell Fund Distributors, Inc. (mutual fund
                               Administrator            broker-dealer and underwriter) and Frank Russell
                          -    Chairman of the          Trust Company; and
                               Board and           -    Director, Russell Insurance Agency, Inc. (manager
                               President                of investment companies); Frank Russell
                          -    Member,                  Investments (UK) Limited (unit trust management);
                               Governance               and Frank Russell Asset Management (Cayman) II LLC
                               Committee                (limited partnership investment).
                          -    Member, Valuation
                               Committee

Agustin J. Fleites        -    Principal           -    2002 to Present, President, SSgA Funds Management,        27
State Street Financial         Executive Officer        Inc. (investment advisor);
Center                         and Chief           -    2001 to Present, Senior Principal, State Street
One Lincoln Street             Executive Officer        Global Advisors; Managing Director, Advisor
Boston, MA 02111-2900          since 2003               Strategies (investment management);
Age 39                    -    Trustee since       -    1999 to 2001, Principal, Head of Exchange Traded
                               November 2004            Funds, Offshore Funds and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation
                                                        Strategies.

INDEPENDENT TRUSTEES

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.        -    27
33 West Court Street      -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901           Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                    -    Member,                  Inc. (a registered investment advisor and provider
                               Governance               of financial and related consulting services);
                               Committee           -    Certified Financial Planner and Member, Financial
                          -    Member, Valuation        Planners Association; and
                               Committee           -    Registered Representative and Principal for
                                                        Securities with Cambridge Investment Research,
                                                        Inc., Fairfield, Iowa.

Steven J. Mastrovich      -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree         -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                         Committee                Management (private real estate investment for
Westwood, MA 02090        -    Member,                  clients primarily outside of the US to locate
Age 48                         Governance               private real estate investments in the US);
                               Committee           -    January 2000 to September 2000, Managing Director,
                          -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                               Committee                services);
                                                   -    From 1998 to 2000, President, Key Global Capital,
                                                        Inc. (provider of equity and mezzanine capital to
                                                        real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                        Gesmer (law firm).

Patrick J. Riley          -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place       -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road              Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         -    Member,                  L.L.P. (law firm); and
Age 56                         Governance          -    Director, SSgA Cash Management Fund plc; and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

Richard D. Shirk          -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE    -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877         Committee           -    1996 to March 2001, President and Chief Executive
Age 59                    -    Member,                  Officer, Cerulean Companies, Inc. (holding
                               Governance               company);
                               Committee           -    1992 to March 2001, President and Chief Executive
                          -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                               Committee                association for independent Blue Cross and Blue
                                                        Shield health care plans);
                                                   -    1993 to November 2001, Chairman and Board

                                                        Member, Georgia Caring for Children Foundation
                                                        (private foundation);
                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road         -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921              Committee                and services company); and
Age 61                    -    Member,             -    Director, SSgA Cash Management Fund plc and State
                               Governance               Street Global Advisors Ireland, Ltd. (investment
                               Committee                companies).
                          -    Member, Valuation
                               Committee

Henry W. Todd             -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive         -    Member, Audit            (flavorings manufacturer);
Montgomeryville, PA            Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                     -    Member,                  in vanilla flavoring); and
Age 57                         Governance          -    Director, SSgA Cash Management Fund plc and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

PRINCIPAL OFFICERS

                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS;
-------------------------------------------------------------------------------------------------------------------------------
J. David Griswold         -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                   and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA 98402               since 1994;         -    Assistant Secretary and Associate General Counsel, Director - Global
Age 47                    -    Chief Legal              Regulatory Policy, Frank Russell Investment Management Company
                               Officer since 2003       (investment management);
                                                   -    Director - Global Regulatory Policy, Russell Real Estate Advisors, Inc.
                                                        (investment management);
                                                   -    Assistant Secretary and Associate General Counsel, Frank Russell
                                                        Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds); Russell Fund Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial         since 2002               advisor);
Center                                             -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                      management);
Boston, MA 02111-2900                              -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                  financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                   Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402               Accounting               company); and
Age 41                         Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini        -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial         Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                      and
Boston, MA 02111-2900                              -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                  Compliance Consulting Group, PricewaterhouseCoopers.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.


                                                                    FISCAL 2004 TOTAL
                                                               COMPENSATION FROM FUND AND
                                        FISCAL 2004 AGGREGATE     FUND COMPLEX PAID TO
              NAME/POSITION            COMPENSATION FROM FUND           TRUSTEES
       ----------------------------------------------------------------------------------
       Lynn L. Anderson,                        None                        None
       Chairman of the Board
       and President

       Agustin J. Fleites, Chief                None                        None
       Executive Officer and
       Trustee

       William L. Marshall,                     None                   $ 108,535
       Trustee

       Steven J. Mastrovich,                    None                   $ 105,482

       Trustee

       Patrick J. Riley, Trustee                None                   $ 108,636

       Richard D. Shirk, Trustee                None                   $ 107,958

       Bruce D. Taber, Trustee                  None                   $ 108,977

       Henry W. Todd, Trustee                   None                   $ 112,387

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                          AGGREGATE DOLLAR RANGE
                                                                                          OF EQUITY SECURITIES IN
                                                                                              ALL REGISTERED
                                                                                           INVESTMENT COMPANIES
                                                                                          OVERSEEN BY TRUSTEES IN
                                                                                           FAMILY OF INVESTMENT
           TRUSTEE                   DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND              COMPANIES
Lynn L. Anderson,               Disciplined Equity Fund        $10,001-$50,000                $10,001-$50,000
Trustee                         Small Cap Fund                 $10,001-$50,000

William L. Marshall,            All Funds                      $0                                   $0
Trustee

Steven J. Mastrovich,           S&P 500 Index Fund             $50,001-$100,000              $50,001-$100,000
Trustee

Patrick J. Riley, Trustee       Special Equity Fund            $10,001-$50,000                  Over $100,000
                                Aggressive Equity Fund         $10,001-$50,000
                                International Stock Selection  $50,001-$100,000
                                Fund
                                Emerging Markets Fund          $50,001-$100,000
                                Core Opportunities Fund        Over $100,000
                                Small Cap Fund                 Over $100,000
                                Disciplined Equity Fund        Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund            $10,001-$50,000                $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund               $10,001-$50,000               $50,001-$100,000

                                Disciplined Equity Fund        $10,001-$50,000

Henry W. Todd, Trustee          All Funds                      $0                                   $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

LIFE SOLUTIONS INCOME AND GROWTH FUND

-    State Street Solutions, 3 Batterymarch Park, Quincy, MA 02169-7422--14.38%

- Wachovia Bank Fbo Various Retirement Plans, 1525 West Wt Harris Blvd, Charlotte NC 28288--8.60%

- Smith Barney Corporate Tr Co Ttee, Fbo Citistreet Retirement Tr Acct, 2 Tower Center Blvd 11th Flr, E Brunswick NJ 08816--8.20%

LIFE SOLUTIONS BALANCED FUND

-    State Street Solutions, 3 Batterymarch Park, Quincy, MA 02169-7422--70.86%

- Smith Barney Corporate Trust, CitiStreet Retirement Account, 2 Tower Center Blvd., 11th Floor, East Brunswich, NJ 08816-1100--18.88%

- Wachovia Bank Fbo Various Retirement Plans, 1525 West Wt Harris Blvd, Charlotte NC 28288--6.41%

LIFE SOLUTIONS GROWTH FUND

-    State Street Solutions, 3 Batterymarch Park, Quincy, MA 02169-7422--75.79%

- Wachovia Bank Fbo, Various Retirement Plans, 1525 West Wt Harris Blvd, Charlotte NC 28288--14.12%

- Smith Barney Corporate Trust, CitiStreet Retirement Account, 2 Tower Center Blvd., 11th Floor, East Brunswich, NJ 08816-1100--8.28%

                     INVESTMENT ADVISORY AND OTHER SERVICES

Each Life Solutions Fund, as a shareholder of the Underlying Funds, will bear its proportionate share of any investment management fees and other expenses paid by the Underlying Funds.

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory

Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, Advisor directs the Life Solutions Fund's investments in accordance with their investment objectives, policies and limitations. The Life Solutions Funds do not pay management fees. The Advisor has agreed to reimburse each Life Solutions fund for all expenses in excess of ..45% until December 31, 2004. The reimbursement amounted to the following for the fiscal years ended August 31:



        LIFE SOLUTIONS FUND         2004         2003           2002
        ---------------------------------------------------------------
        Balanced                    $  0         $  0         $       0
        Growth                      $  0         $  0         $       0
        Income and Growth           $  0         $  0         $  16,163

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Life Solutions Funds to not pay the Administrator a fee.

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid a fee in accordance with the following with respect to the Life Solutions
Funds: Accounting fee, daily priced--$1,000 per month; accounting fee, monthly priced--$500 per month; transactions--$5 each. A balance credit is applied against the accounting and transactions fees (excluding out-of-pocket expenses). The credit is based on 50% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed. State Street is reimbursed for out-of-pocket expenses at cost. These include but are not limited to postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; fund minimum per portfolio $20,000; $1.85 investor fee; and $3.09 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; and $10 IRA custodial fee for annual maintenance per IRA account. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street

Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.

The funds accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) for the fiscal years ended August 31:

         DISTRIBUTION EXPENSES ACCRUED BY THE LIFE
         SOLUTIONS FUNDS FOR THE FISCAL YEAR ENDED
         AUGUST 31:
         ------------------------------------------------
         LIFE SOLUTIONS FUND                         2002
         ------------------------------------------------
         Balanced                                $  6,923
         Growth                                     3,640
         Income and Growth                          1,738

Since March 1, 2002, the funds accrued the following expenses to the Distributor (State Street Global Markets, LLC) for the fiscal year ended August 31:

     DISTRIBUTION EXPENSES ACCRUED BY THE LIFE SOLUTIONS FUNDS FOR THE FISCAL YEAR
     ENDED AUGUST 31:
     -------------------------------------------------------------------------------
     LIFE SOLUTIONS FUND           2004        2003        2002
     -------------------------------------------------------------------------------
     Balanced                       $  20,046   $  14,116   $   8,037
     Growth                         $  12,300   $   9,612   $   4,710
     Income and Growth              $   7,583   $   5,681   $   2,568

For fiscal 2004, these amounts are reflective of the following individual payments:



LIFE SOLUTIONS                              COMPENSATION      COMPENSATION TO
FUND:             ADVERTISING  PRINTING     TO DEALERS        SALES PERSONNEL   OTHER(1)     TOTAL
-------------------------------------------------------------------------------------------------------
Balanced          $    5,842   $      559   $           493   $         7,316   $    5,836   $   20,046
Growth            $    3,835   $      304   $           327   $         4,731   $    3,201   $   12,398
Income and        $    2,831   $      177   $            77   $         2,503   $    1,995   $    7,583
Growth


For the fiscal year ended August 31, 2004, the Life Solutions Funds accrued no expenses to the Advisor under a Service Agreement pursuant to Rule 12b-1.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 16, 2004, the Funds' Board of Trustees, upon the recommendation of the Audit Committee, voted to appoint Deloitte & Touche LLP as their independent registered public accounting firm for the fiscal year ending August 31, 2005, subject to Deloitte & Touche LLP's satisfaction with new client procedures. Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116. Through the fiscal year ending August 31, 2004, PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP's report on the Funds' financial statements for the fiscal year ending August 31, 2004, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

Since the Life Solutions Funds purchase only shares of the Underlying Funds, such transactions are effected through the Funds' Transfer Agent and are not effected through a broker.

                      PRICING OF LIFE SOLUTIONS FUND SHARES

Shares of the funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. Net asset value per share is calculated once

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

each business day for the Life Solutions Funds as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may also close early on Christmas Even ad New Year's Eve, and therefore limited trading may apply. Limited trading will be available on Veteran's Day and Columbus Day when the New York Stock Exchange is open but the Federal Reserve Bank is closed. On limited trading days, there will be no same day purchases or same day redemptions, but you may exchange between funds, and SSgA funds account representatives will be available to service your account. Early cutoff times potentially could be in effect for the Friday before the following holidays:
Martin Luther King, Jr. Day, President's Day, Memorial Day, Labor Day, Columbus Day, and Veteran's Day; and the day before Independence Day and the day before and after Thanksgiving Day. Please contact your SSgA funds account representative as the dates approach.

The Life Solutions Funds' net asset value is determined by appraising each Fund's underlying investment (i.e., the current net asset value per share of the Underlying Funds).

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2004, each Life Solutions Fund had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:



                            AUGUST 31, 2010   AUGUST 31, 2011   AUGUST 31, 2012
     --------------------------------------------------------------------------
     BALANCED               $    12,996,006   $     2,919,167   $       609,585
     GROWTH                 $     9,793,046   $     2,400,496                --
     INCOME AND             $     2,290,990   $       475,576                --
     GROWTH

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

TOTAL RETURN

The Life Solutions Funds compute average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the fund as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

          P(1+T)(TO THE POWER OF n) = ERV

          Where: P =     a hypothetical initial payment of $1,000
          T =            average annual total return
          n =            number of years
          ERV =          ending redeemable value of a $1,000 payment made at the
                         beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the Life Solutions Funds are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                               P(1+T)(TO THE POWER OF n) = ATV SUB(D)

          where: P =          a hypothetical initial payment of $1,000
                 T =          average annual total return (after taxes on
                              distributions)
                 n =          number of years
                 ATV SUB(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods
                              (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.



     AVERAGE ANNUAL TOTAL RETURN
     -------------------------------------------------------------------------------------------------
                                                          ONE YEAR        FIVE YEARS      INCEPTION
                                                          ENDING          ENDING          DATE TO
                                                          AUGUST 31,      AUGUST 31,      AUGUST 31,
     FUND                                                 2004 (%):       2004 (%):       2004 (%):(1)
     -------------------------------------------------------------------------------------------------
     SSgA Life Solutions Balanced Fund                       9.13%           2.74%           4.62%
     SSgA Life Solutions Growth Fund                        10.27%           1.19%           3.94%
     SSgA Life Solutions Income and Growth Fund              7.74%           3.94%           5.06%

----------
(1)  Annualized. The funds began operation on July 1, 1997.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the

Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2004 fiscal year-end financial statements for the Life Solutions Funds, including notes to the financial statements and financial highlights and the Report of Independent Accountants are included in the Life Solutions Funds' Annual Report to Shareholders. Copies of these reports accompany this Statement of Additional Information and are incorporated herein by reference.

          APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2) provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4) matches proxies received with holdings as of record date;
   5) reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7) documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

   - Against offers when there are prospects for an enhanced bid or other bidders

   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                             LIFE SOLUTIONS(SM) FUNDS

                                 CLASS R SHARES

                      LIFE SOLUTIONS INCOME AND GROWTH FUND
                          LIFE SOLUTIONS BALANCED FUND
                           LIFE SOLUTIONS GROWTH FUND

                                DECEMBER 20, 2004

                       (AS SUPPLEMENTED JANUARY 28, 2005)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 20, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                              3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                          3

   INVESTMENT STRATEGY OF THE LIFE SOLUTIONS FUNDS                                                        3
   INVESTMENT PRACTICES OF THE UNDERLYING FUNDS                                                           3
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                  8
   INVESTMENT RESTRICTIONS                                                                                8
   TEMPORARY DEFENSIVE POSITION                                                                          10
   PORTFOLIO TURNOVER                                                                                    10

MANAGEMENT OF THE FUND                                                                                   10

   BOARD OF TRUSTEES AND OFFICERS                                                                        10
   COMPENSATION                                                                                          15
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003        16
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                16

INVESTMENT ADVISORY AND OTHER SERVICES                                                                   17

   ADVISOR                                                                                               17
   ADMINISTRATOR                                                                                         18
   CUSTODIAN AND TRANSFER AGENT                                                                          19
   DISTRIBUTOR                                                                                           19
   CODE OF ETHICS                                                                                        19
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                              19
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                         21
   LEGAL COUNSEL                                                                                         22

BROKERAGE PRACTICES AND COMMISSIONS                                                                      22

PRICING OF LIFE SOLUTIONS FUND SHARES                                                                    22

TAXES                                                                                                    22

CALCULATION OF PERFORMANCE DATA                                                                          23

   TOTAL RETURN                                                                                          23

ADDITIONAL INFORMATION                                                                                   24

   SHAREHOLDER MEETINGS                                                                                  24
   CAPITALIZATION AND VOTING                                                                             24
   FEDERAL LAW AFFECTING STATE STREET                                                                    24
   PROXY VOTING POLICY                                                                                   25
   MASSACHUSETTS BUSINESS TRUST                                                                          25

FINANCIAL STATEMENTS                                                                                     25

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                              26

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGY OF THE LIFE SOLUTIONS FUNDS

Each Life Solutions Fund attempts to meet its investment objective by investing in a different combination of the Investment Company's portfolios (the "Underlying Funds"). The Life Solutions Funds do not invest in a portfolio of securities but invest in shares of the Underlying Funds.

INVESTMENT PRACTICES OF THE UNDERLYING FUNDS

The following describes the investment objective and principal investment strategy for each of the Underlying Funds in which the Life Solutions Funds may invest.

MONEY MARKET FUND. The nonfundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

The fund attempts to meet its investment objective by investing in high quality money market instruments, including: (1) US Treasury bills, notes and bonds; (2) obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities and other such obligations that are neither insured nor guaranteed by the US Treasury, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit; (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.

US GOVERNMENT MM FUND. The fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its instrumentalities with remaining maturities of one year or less.

The fund attempts to meet its investment objective by investing substantially all of its investable assets in obligations issued or guaranteed as to principal and interest by the US government or its agencies or instrumentalities or in repurchase agreements secured by such instruments, but in no event less than 80% under normal market conditions. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund may invest in obligations of US agencies or instrumentalities such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank that are neither insured nor guaranteed by the US Treasury. Because the US Government MM Fund may be 100% invested in securities of the US government, its agencies or instrumentalities, its return may be less than a fund which can invest without limitation in all types of securities. The US Government MM Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

YIELD PLUS FUND. The nonfundamental investment objective is to seek high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

The fund attempts to meet its objective by investing primarily in high-quality, dollar-denominated, investment grade debt instruments, such as mortgage related securities, corporate notes, variable and floating rate notes and asset-backed securities. The fund may also invest in derivative securities, including futures, options, and other structured securities. Unlike a money market fund, the price of the Yield Plus Fund will fluctuate because the fund may invest in securities with higher levels of risk and different maturities. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

INTERMEDIATE FUND. The fundamental investment objective is to seek a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

In pursuing this goal, the fund under normal market conditions invests at least 80% of its total assets in debt instruments. Shareholders will be notified 60 days prior to changing the 80% investment policy. In addition, fund investments will primarily be in debt instruments rated investment grade or better. The fund may also invest in derivative securities, including futures and options; interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The fund seeks to match or exceed the return of the Lehman Brothers(R) Intermediate Government/Credit (LBIGC) Index and to manage the fund's duration to correspond to the LBIGC Index's duration while adding value through issue and sector selection. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

BOND MARKET FUND. The nonfundamental investment objective is to maximize total return by investing in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers(R) Aggregate Bond (LBAB) Index.

Under normal market conditions, the fund attempts to meet its objective by investing at least 80% of its total assets in debt instruments. Shareholders will be notified 60 days prior to changing the 80% investment policy. In addition, fund investments will primarily be in debt instruments rated investment grade or better. Securities may be either fixed, zero coupon, variable or floating rate and may be denominated in US dollars or selected foreign currencies. The fund may also invest in derivative securities, including futures and options; interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The fund seeks to manage the fund's duration to correspond to the LBAB Index's duration while adding value through issue and sector selection. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

HIGH YIELD BOND FUND. The nonfundamental investment objective is to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers(R) High Yield Bond (LBHYB) Index.

Under normal market conditions, the fund attempts to meet its objective by investing at least 80% of its total assets in high yield, high risk (non-investment grade) debt securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. Debt securities may be either fixed, zero coupon, payment in kind, variable or floating rate and may be denominated in US dollars or selected foreign currencies. The fund may invest up to 20% of its assets in equity securities, including real estate investment trusts, warrants, preferred stock and common stock. The fund may also hold equity securities if delivered to the fund in connection with debt securities held by the fund. The fund may also invest in derivative securities, including futures and options; interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The fund seeks to match or exceed the LBHYB Index by concentrating on industry allocation and securities selection, deciding on which industries to focus and which bonds to buy within these industries. The duration of the instruments in which the fund invests is linked to the LBHYB Index. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

CORE OPPORTUNITIES FUND. The fundamental investment objective is to achieve long-term capital growth, current income and growth of income primarily through investments in equity securities.

The fund will invest primarily in large and medium capitalization equity securities. The investment team seeks to find companies with above-average earnings growth and profitability, exhibiting sustainable competitive advantages. The fund is focused, holding typically less than 75 individual stocks. The investment process starts with identifying a universe of success-biased companies diversified across each of the economic sectors. Global industry analysts identify well managed companies with the best long-term growth prospects, concentrating on competitive advantages and growth drivers. The fund is diversified across economic sectors, and overweight to sectors which, in the team's view, stand to benefit from the economic climate. Fund holdings are driven by the analysts' best ideas, yet balanced to ensure broad diversification by individual stock and sector.

S&P 500 INDEX FUND. The fundamental investment objective is to seek to replicate the total return of the S&P 500(R) Index. The fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio of the State Street Equity 500 Index Portfolio (the S&P Master Fund) that has the same investment objective as and investment policies that are substantially similar to those of the fund. Under normal market conditions, at least 80% of its total assets will be invested (either on its own or as part of a master/feeder structure) in stocks in the S&P 500(R) Index in proportion to their weighting in the S&P 500 Index. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund may also invest in futures and options.

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund utilizes a "passive" investment approach, attempting to replicate the investment performance of its benchmark index through automated statistical analytic procedures.

The S&P 500 Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market. To the extent that all 500 stocks cannot be purchased, the fund will purchase a representative sample of the stocks listed in the S&P 500 Index in proportion to their weightings. For more information, please see "Additional Information . . . Management of a Feeder Portfolio."

DISCIPLINED EQUITY FUND. The fundamental investment objective is to provide total returns that exceed over time the S&P 500(R) Index through investment in equity securities.

Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. Equity securities will be selected for the fund on the basis of a proprietary, systematic investment process. The fund management team employs an equity strategy using bottom-up, quantitative stock selection from among the securities included in, but not limited to, the S&P 500 Index based upon a multi-factor forecasting model, coupled with risk-controlled, benchmark oriented portfolio construction. This structured and disciplined approach seeks to provide long-term total returns in excess of the S&P 500 Index over time.

The equity strategy used by the fund is designed to provide a bridge between low risk/low value-added (or zero tracking error) passive investments, and high risk/high value-added (high tracking error) active management alternatives. This strategy attempts to create a portfolio with similar characteristics to the benchmark with the potential to provide excess returns by allowing the fund to hold most, but not all, of the securities in the benchmark. The fund seeks to maintain similar sector and industry weightings as the benchmark, thus managing the risk associated with more actively managed portfolios.

SMALL CAP FUND. The nonfundamental investment objective is to maximize the total return through investment in equity securities. Under normal market conditions, at least 80% of total assets will be invested in small capitalization securities. Small capitalization securities are securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000(R) Index. Shareholders will be notified 60 days prior to changing the 80% investment policy.

The fund will invest primarily in a portfolio of smaller domestic companies. Smaller companies as represented by the Russell 2000 Index will include those companies with a market capitalization generally ranging in value from approximately $68 million to $2.35 billion. Sector and industry weights are maintained at a similar level to that of the Russell 2000 Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation. The fund may also use futures, options and other derivative instruments, and may participate in initial public offerings with the intention of immediately selling the shares in the after-market. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover costs, including increased brokerage commissions and other transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts.

SPECIAL EQUITY FUND. The nonfundamental investment objective is to maximize total return through investment in mid- and small capitalization US equity securities.

Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund will attempt to meet its objective through the active selection of mid- and small capitalization equity securities based on fundamental analysis. The investment approach emphasizes bottom-up stock selection informed by a top-down macroeconomic outlook. The fund management team focuses on identifying high quality stocks with sustainable growth prospects, paying particular attention to changes in the rates of growth of individual companies' earnings. The fund may also invest in initial public offerings with the intention of immediately selling the shares in the after-market. The fund seeks to outperform the Russell 2500(TM) Index which has total market capitalization generally ranging in value from approximately $68 million to $6.5 billion.

AGGRESSIVE EQUITY FUND. The nonfundamental investment objective is to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by the Advisor's proprietary models.

Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. The investable universe is constructed using the Russell 3000(R) Index, which is a combination of the larger-capitalization Russell 1000(R) Index and the smaller-capitalization Russell 2000(R) Index. Securities in the Russell 3000 Index include those companies with a market capitalization range of approximately $68 million to $346 billion. Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The fund may participate in initial public offerings with the intention of immediately selling the shares in the after-market. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover costs, including increased brokerage commissions and other transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

IAM SHARES FUND. The nonfundamental investment objective is to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions or have not been identified as having non-union sentiment (IAM Companies).

The purpose of the IAM SHARES Fund is to provide an investment vehicle where the majority of holdings are securities of IAM Companies. IAM Companies are defined as companies that either (1) have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions (Category I Shares) or (2) are listed in the S&P 500(R) Index, and have not been identified by the International Association of Machinists and Aerospace Workers or affiliated labor unions as having non-union sentiment (Category II Shares). Under normal market conditions, the fund will invest at least 80% of its total assets in equity securities of IAM Companies. Shareholders will be notified 60 days prior to changing the 80% policy. As of the fiscal year-end of the fund, August 31, 2004, there was a universe of 342 publicly traded IAM Companies as provided by the IAM. Based on the current model environment, nearly half of the 342 IAM-represented companies comprised the August 31, 2004 investments in the fund. The weighted average capitalization of the fund was $86.6 billion. Investments that are not selected in the current model environment are still included in the investable universe and may be selected for future investment. The fund may participate in initial public offerings of IAM Companies.

The fund's investment strategy is driven by an investment process that manages portfolio exposure to fundamental attributes in a multifactor risk model environment. These attributes include industry allocations as well as factors such as size, style, growth expectations and valuation ratios. This model attempts to create a portfolio with the best expected return per unit of risk.

IAM Companies are diverse both geographically and by industry. The portfolio management team will rebalance the fund frequently in order to maintain its relative exposure to IAM Companies, as well as to account for any changes to the universe of IAM Companies. While the fund seeks a high correlation with the S&P 500 Index returns, the fund will not fully replicate the S&P 500 Index, therefore, the fund's returns will likely vary from the Index's returns.

The fund may invest up to 20% of its assets in securities in non-IAM Companies contained in the S&P 500 Index. In the 20% portion, the portfolio management team screens out securities of certain companies identified by the International Association of Machinists and Aerospace Workers Union as having non-union sentiment.

Proxies for the fund's underlying securities are voted in accordance with AFL/CIO guidelines.

LARGE CAP VALUE FUND. The nonfundamental investment objective is to seek long-term capital appreciation by investing primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

Under normal market conditions, the fund invests at least 80% of total assets in equity securities, such as common stocks, issued by companies with large market capitalizations. Shareholders will be notified 60 days prior to changing the 80% investment policy. These large market capitalization companies include, but are not limited to, companies represented by the Russell 1000(R) Index, which has a total market capitalization range of approximately $527 million to $346 billion. The fund will measure its performance against the Russell 1000(R) Value Index. Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management, designed to uncover equity securities that are undervalued relative to their peers. The Advisor applies this process in an objective, risk-controlled manner with a long-term investment perspective. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The Advisor may use various techniques, including buying and selling derivative instruments such as futures contracts or exchange traded funds to increase or decrease the fund's exposure to changing market conditions that affect security values. The fund may participate in initial public offerings and may also invest in securities of foreign issuers.

LARGE CAP GROWTH OPPORTUNITIES FUND. The nonfundamental investment objective is to seek long-term capital appreciation by investing in equity securities.

Under normal market conditions, the fund invests at least 80% of total assets in securities, such as common stocks, issued by companies with large market capitalizations. Shareholders will be notified 60 days prior to changing the 80% investment policy. These large market capitalization companies include, but are not limited to, companies represented by the Russell 1000(R) Index, which has a total market capitalization range of approximately $527 million to $346 billion. The fund will measure its performance against the Russell 1000(R) Growth Index.

The investment team seeks to find companies with above-average earnings growth and profitability, exhibiting sustainable competitive advantages. The fund is focused, holding less than 75 companies exhibiting growth characteristics. The investment process starts with identifying a universe of success-biased companies diversified across each of the economic sectors. Global industry analysts identify well managed companies with the best long-term growth prospects, concentrating on competitive advantages and growth drivers. All research is conducted on an industry-relative basis, as the success factors for companies vary according to the specific dynamics of the industry. The companies in the fund generally exhibit stronger potential for earnings growth than their industry peers, as well as a plan to continue the growth trajectory into the future. The fund is diversified across economic sectors, and overweight to the sectors which, in the team's view, stand to benefit from the economic climate. Fund holdings are driven by the analysts' best ideas, yet balanced to ensure broad diversification by individual stock and sector.

ACTIVE REIT FUND. The nonfundamental investment objective is to provide income and capital growth by investing primarily in publicly traded securities of real estate companies.

Under normal market conditions, the fund will invest at least 80% of its assets in REIT securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. The Active REIT Fund is not a diversified mutual fund, as defined by the 1940 Act. The top five holdings in the Active REIT Fund portfolio may comprise up to 40% of the fund's total assets. This investment weighting would cause the fund to be subject to risks associated with a non-diversified mutual fund. To the extent the Active REIT Fund chooses to give greater weight to securities of any single issuer, developments affecting that issuer are likely to have a greater impact on the fund's share price. Similarly, to the extent the fund chooses to invest in fewer issuers, the fund's ability to achieve its investment objective will depend on investment performance of a relatively smaller group of issuers. The fund will attempt to meet its objective through the active selection of Real Estate Investment Trust (REIT) securities, primarily from those securities in the Dow Jones Wilshire REIT(R) Index and across different types and regions based on the fundamental research of the Advisor. A REIT is a trust or similar entity that primarily invests in or operates real estate or companies involved in the real estate industry. REITs may not have diversified holdings. The fund may invest up to 20% of its assets in non-REIT real estate securities, and equity and fixed-income securities of non-real estate companies.

EMERGING MARKETS FUND. The fundamental investment objective is to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

Under normal circumstances, the fund will invest at least 80% of its assets in securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's management team to have a developing or emerging economy or securities market. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The number of countries in which the fund invests will vary and may increase over time as the stock markets in other countries evolve. Typically 80% of the fund's assets will be invested in equity securities, equity swaps, structured equity notes, equity linked notes and depositary receipts concentrated in emerging market countries. In determining securities in which to invest, the fund's management team will evaluate the countries' economic and political climates with prospects for sustained macro and micro economic growth. The fund's management team will take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered.

The fund may invest in common and preferred equity securities, publicly traded in the United States or in foreign countries in developed or emerging markets, including initial public offerings. The fund may also invest in fixed income securities rated investment grade or better issued by US companies. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Through the use of proprietary evaluation models, the fund invests primarily in the International Finance Corporation Investable (S&P/IFCI) Index and/or Morgan Stanley Capital International(R) Emerging Market Free (MSCI EMF) countries. As the S&P/IFCI and MSCI EMF introduce new emerging market countries, the fund will include those countries among the countries in which it may invest.

INTERNATIONAL STOCK SELECTION FUND. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified at least 60 days prior to changing the 80% investment policy.

The fund will attempt to meet its objective through the active selection of equity securities. The fund management team will concentrate investments in holdings that are composed of, but not limited to, countries included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. Through the use of a proprietary model, a quantitative selection process is used to select the best securities within each underlying country in the MSCI(R) EAFE(R) Index.

The management team utilizes a proprietary bottom-up stock selection process that is based on a quantitative multi-factor model used to select the best securities within each underlying country in the MSCI EAFE Index. Portfolio construction focuses on strong risk controls for excessive size or style exposures and is benchmark oriented.

INTERNATIONAL GROWTH OPPORTUNITIES FUND. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.

The fund will attempt to meet its objective through the active selection of equity securities based on the fundamental analysis of companies and investment themes. The fund management team's investment approach is defined predominantly by a bottom-up stock selection process, informed by a top-down macroeconomic outlook. Investments will be made in, but not limited to, countries and securities included in the MSCI EAFE Index.

MSCI EAFE INDEX FUND. The nonfundamental investment objective is to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the MSCI(R) EAFE(R) Index). The fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio of the State Street MSCI EAFE Index Portfolio (the MSCI EAFE Master Fund) that has the same investment objective as and investment policies that are substantially similar to those of the fund. Under normal market conditions, at least 80% of the fund's total assets will be invested (either on its own or as a part of a master/feeder structure) in stocks of the MSCI EAFE Index. Shareholders will be notified 60 days prior to changing the 80% investment policy.

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund, using a "passive" or "indexing" investment approach, attempts to replicate, before expenses, the performance of the MSCI EAFE Index. The MSCI EAFE Index is a well-known international stock market index that includes approximately 1,000 securities listed on the stock exchanges of 21 developed market countries (but not the United States). The portfolio management team seeks a correlation of .95, before expenses, or better between the fund's performance and the performance of the MSCI EAFE Index; a figure of 1.00 would represent perfect correlation.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer, No compensation or other consideration is paid as a part of any such arrangement.

d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The Life Solutions Funds are subject to the following investment restrictions, restrictions 1 through 11 are fundamental and restrictions 12 through 14 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The Underlying Funds are also subject to investment restrictions. No Life Solutions Fund will:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities and shares of the Underlying Funds or other investment companies). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of a Life Solutions Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Life Solutions Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Life Solutions Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, a Life Solutions Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of its total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities and shares of the Underlying Funds), if immediately after and as a result of such investment the current market value of a Life Solutions Fund's holdings in the securities of such issuer exceeds 5% of the value of its assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Life Solutions Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of its total assets.

     6. Purchase or sell commodities or commodity futures contracts except that the Life Solutions Funds may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the Life Solutions Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     8. Engage in the business of underwriting securities issued by others, except that the Life Solutions Funds will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of a Life Solutions Fund's aggregate investment in such securities would exceed 5% of the Fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Life Solutions Funds may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Life Solutions Funds, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     14. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

The asset allocation range for each Life Solutions Fund has been approved by the Board of Trustees of the Investment Company and may be changed at any time by the Board without shareholder approval. Within the asset allocation range for each Life Solutions Fund, the Advisor will establish specific percentage targets for each asset class and each Underlying Fund to be held by the Life Solutions Fund based on the Advisor's outlook for the economy, financial markets and relative market valuation of each Underlying Fund. Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for each Life Solutions Fund is calculated by dividing the lesser of purchases or sales of underlying fund shares for the particular year by the monthly average value of the underlying fund shares owned by the Fund during the year. Each Life Solutions Fund's portfolio turnover rate is expected to not exceed 100%. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund. The Life Solutions Funds will not purchase or sell underlying fund shares to: (i) accommodate purchases and sales of each Fund's shares; (ii) change the percentages of each Fund's assets invested in each of the Underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of each Fund's assets among the Underlying Funds generally within the percentage limits described in the Prospectus.

The funds had the following portfolio turnover rates during the fiscal years ended August 31:



                        INCOME AND
       AUGUST 31,       GROWTH           BALANCED       GROWTH
       -------------------------------------------------------
       2004             48.39%           45.82          54.73%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the

Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                                                NUMBER OF
                         POSITION(S) WITH SSgA                                                                  PORTFOLIOS IN FUND
                         FUNDS;                                                                                 COMPLEX
NAME, ADDRESS AND        LENGTH OF TIME              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;               OVERSEEN BY
AGE                      SERVED                      OTHER DIRECTORSHIPS HELD                                   TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson         -    Trustee since 1988     -    Vice Chairman, Frank Russell Company                  -    27
909 A Street             -    Interested Person           (institutional financial consultant);
Tacoma, WA 98402              of the SSgA Funds      -    Chairman of the Board, Frank Russell Investment
Age 65                        (as defined in              Management Company (investment management); and
                              the 1940 Act) due           Frank Russell Investment Company and Russell
                              to his employment           Investment Funds (registered investment companies);
                              by the parent          -    Chairman of the Board and Chief Executive Officer,
                              company of the              Russell Fund Distributors, Inc. (mutual fund
                              Administrator               broker-dealer and underwriter) and Frank Russell
                         -    Chairman of the             Trust Company; and
                              Board and              -    Director, Russell Insurance Agency, Inc. (manager
                              President                   of investment companies); Frank Russell
                         -    Member,                     Investments (UK) Limited (unit trust management);
                              Governance                  and Frank Russell Asset Management (Cayman) II LLC
                              Committee                   (limited partnership investment).
                         -    Member, Valuation
                              Committee

Agustin J. Fleites       -    Principal              -    2002 to Present, President, SSgA Funds Management,         27
State Street Financial        Executive Officer           Inc. (investment advisor);
Center                        and Chief              -    2001 to Present, Senior Principal, State Street
One Lincoln Street            Executive Officer           Global Advisors; Managing Director, Advisor
Boston, MA 02111-2900         since 2003                  Strategies (investment management);
Age 39                   -    Trustee since          -    1999 to 2001, Principal, Head of Exchange Traded
                              November 2004               Funds, Offshore Funds and SSgA Latin America; and
                                                     -    1993 to 1999, Principal, Head of Asset Allocation
                                                          Strategies.

INDEPENDENT TRUSTEES

                                                                                                                NUMBER OF
                         POSITION(S) WITH SSgA                                                                  PORTFOLIOS IN FUND
                         FUNDS;                                                                                 COMPLEX
NAME, ADDRESS AND        LENGTH OF TIME              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;               OVERSEEN BY
AGE                      SERVED                      OTHER DIRECTORSHIPS HELD                                   TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
William L. Marshall      -    Trustee since 1988     -    Chief Executive Officer and President, Wm. L.         -    27
33 West Court Street     -    Chairman, Audit             Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901          Committee                   Companies, Inc. and the Marshall Financial Group,
                         -    Member,                     Inc. (a registered investment advisor and provider
                              Governance                  of financial and related consulting services);
                              Committee              -    Certified Financial Planner and Member, Financial

Age 62                   -    Member, Valuation           Planners Association; and
                              Committee              -    Registered Representative and Principal for
                                                          Securities with Cambridge Investment Research,
                                                          Inc., Fairfield, Iowa.

Steven J. Mastrovich     -    Trustee since 1988     -    September 2000 to Present, Global Head of             -    27
623 Clapboardtree        -    Member, Audit               Structured Real Estate, J.P. Morgan Investment
Street                        Committee                   Management (private real estate investment for
Westwood, MA 02090       -    Member,                     clients primarily outside of the US to locate
Age 48                        Governance                  private real estate investments in the US);
                              Committee              -    January 2000 to September 2000, Managing Director,
                         -    Member, Valuation           HSBC Securities (USA) Inc. (banking and financial
                              Committee                   services);
                                                     -    From 1998 to 2000, President, Key Global Capital,
                                                          Inc. (provider of equity and mezzanine capital to
                                                          real estate industry);
                                                     -    From 1997 to 1998, Partner, Squire, Sanders &
                                                          Dempsey (law firm); and
                                                     -    From 1994 to 1997, Partner, Brown, Rudnick,
                                                          Freed & Gesmer (law firm).

Patrick J. Riley         -    Trustee since 1988     -    2003 to Present, Associate Justice, Commonwealth      -    27
One Corporate Place      -    Member, Audit               of Massachusetts Superior Court;
55 Ferncroft Road             Committee              -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923        -    Member,                     L.L.P. (law firm); and
Age 56                        Governance             -    Director, SSgA Cash Management Fund plc; and State
                              Committee                   Street Global Advisors Ireland, Ltd. (investment
                         -    Member, Valuation           companies).
                              Committee

Richard D. Shirk         -    Trustee since 1988     -    March 2001 to April 2002, Chairman, Cerulean          -    27
1180 Brookgate Way, NE   -    Member, Audit               Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877        Committee              -    1996 to March 2001, President and Chief Executive
Age 59                   -    Member,                     Officer, Cerulean Companies, Inc. (holding
                              Governance                  company);
                              Committee              -    1992 to March 2001, President and Chief Executive
                         -    Member, Valuation           Officer, Blue Cross/Blue Shield of Georgia (trade
                              Committee                   association for independent Blue Cross and Blue
                                                          Shield health care plans);
                                                     -    1993 to November 2001, Chairman and Board Member,
                                                          Georgia Caring for Children Foundation (private
                                                          foundation);
                                                     -    November 1998 to Present, Board Member, Healthcare
                                                          Georgia Foundation (private foundation); and
                                                     -    September 2002 to Present, Board Member,
                                                          Amerigroup Corp. (managed health care).

Bruce D. Taber           -    Trustee since 1991     -    Consultant, Computer Simulation, General Electric     -    27
26 Round Top Road        -    Member, Audit               Industrial Control Systems (diversified technology
Boxford, MA 01921             Committee                   and services company); and

Age 61                   -    Member,                -    Director, SSgA Cash Management Fund plc and State
                              Governance                  Street Global Advisors Ireland, Ltd. (investment
                              Committee                   companies).
                         -    Member, Valuation
                              Committee
Henry W. Todd            -    Trustee since 1988     -    Chairman, President and CEO, A.M. Todd Group, Inc.    -    27
150 Domorah Drive        -    Member, Audit               (flavorings manufacturer);
Montgomeryville, PA           Committee              -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                    -    Member,                     in vanilla flavoring); and
Age 57                        Governance             -    Director, SSgA Cash Management Fund plc and State
                              Committee                   Street Global Advisors Ireland, Ltd. (investment
                         -    Member, Valuation           companies).
                              Committee

PRINCIPAL OFFICERS

                         POSITION(S) WITH SSgA
                         FUNDS;
NAME, ADDRESS AND        LENGTH OF TIME
AGE                      SERVED                      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
J. David Griswold        -    Vice President         -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                  and Secretary               Russell Company (institutional financial consultant);
Tacoma, WA 98402              since 1994;            -    Assistant Secretary and Associate General Counsel, Director - Global
Age 47                   -    Chief Legal                 Regulatory Policy, Frank Russell Investment Management Company
                              Officer since 2003          (investment management);
                                                     -    Director - Global Regulatory Policy, Russell Real Estate Advisors, Inc.
                                                          (investment management);
                                                     -    Assistant Secretary and Associate General Counsel, Frank Russell
                                                          Capital Inc. (investment advisor of private equity funds), and Frank
                                                          Russell Investments (Delaware), Inc. (member of general partner of private equity funds); Russell Fund Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                     -    Director, Secretary and Associate General Counsel, Frank Russell
                                                          Securities, Inc. (institutional brokerage firm); and
                                                     -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross               -    Vice President         -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial        since 2002                  advisor);
Center                                               -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                        management);
Boston, MA 02111-2900                                -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                    financial services);
                                                     -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson          -    Treasurer and          -    Director - Investment Operations, Frank Russell Investment Management
                              Principal                   Company (investment management) and Frank Russell

909 A Street                  Accounting                  Trust Company (trust company); and
Tacoma, WA 98402              Officer since 2000     -    Treasurer and Chief Accounting Officer, Frank Russell Investment
Age 41                                                    Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini       -    Chief Compliance       -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial        Officer since 2004          Management Officer, State Street Global Advisors;
Center                                               -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                        and
Boston, MA 02111-2900                                -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                    Compliance Consulting Group, PricewaterhouseCoopers.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.


                                                                             FISCAL 2004 TOTAL
                                                                        COMPENSATION FROM FUND AND
                                          FISCAL 2004 AGGREGATE            FUND COMPLEX PAID TO
               NAME/POSITION             COMPENSATION FROM FUND                 TRUSTEES
       -------------------------------------------------------------------------------------------
       Lynn L. Anderson, Chairman                None                               None
       of the Board and President

       Agustin J. Fleites, Chief                 None                               None
       Executive Officer and Trustee

       William L. Marshall, Trustee              None                          $ 108,535

       Steven J. Mastrovich, Trustee             None                          $ 105,482

       Patrick J. Riley, Trustee                 None                          $ 108,636

       Richard D. Shirk, Trustee                 None                          $ 107,958

       Bruce D. Taber, Trustee                   None                          $ 108,977

       Henry W. Todd, Trustee                    None                          $ 112,387

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                                     AGGREGATE DOLLAR RANGE
                                                                                                    OF EQUITY SECURITIES IN
                                                                                                         ALL REGISTERED
                                                                                                      INVESTMENT COMPANIES
                                                                                                    OVERSEEN BY TRUSTEES IN
                                                                                                      FAMILY OF INVESTMENT
         TRUSTEE                     DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                        COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund                  $10,001-$50,000                $10,001-$50,000
                                Small Cap Fund                           $10,001-$50,000

William L. Marshall, Trustee    All Funds                                $0                                   $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                       $50,001-$100,000               $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                      $10,001-$50,000                 Over $100,000
                                Aggressive Equity Fund                   $10,001-$50,000
                                International Stock Selection Fund       $50,001-$100,000
                                Emerging Markets Fund                    $50,001-$100,000
                                Core Opportunities Fund                  Over $100,000
                                Small Cap Fund                           Over $100,000
                                Disciplined Equity Fund                  Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                      $10,001-$50,000                 $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                         $10,001-$50,000                $50,001-$100,000
                                Disciplined Equity Fund                  $10,001-$50,000

Henry W. Todd, Trustee          All Funds                                $0                                    $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company ("State Street") may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of any class of shares of the fund in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of any class of shares of the fund's voting securities.

Frank Russell Investment Management Company ("Administrator"), Investment Company's administrator, will be the sole shareholder of the Class R Shares of the fund until such time as the fund has public shareholders and therefore may be deemed a controlling person.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

LIFE SOLUTIONS INCOME AND GROWTH FUND

- State Street Global Advisors, State Street Financial Center, One Lincoln Street, Boston, MA 02111--99%

LIFE SOLUTIONS BALANCED FUND

- State Street Global Advisors, State Street Financial Center, One Lincoln Street, Boston, MA 02111--99%

LIFE SOLUTIONS GROWTH FUND

- State Street Global Advisors, State Street Financial Center, One Lincoln Street, Boston, MA 02111--99%

                     INVESTMENT ADVISORY AND OTHER SERVICES

Each Life Solutions Fund, as a shareholder of the Underlying Funds, will bear its proportionate share of any investment management fees and other expenses paid by the Underlying Funds.

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, Advisor directs the Life Solutions Fund's investments in accordance with their investment objectives, policies and limitations. The Life Solutions Funds do not pay management fees.

The management fee of the Class R Shares Funds is the same as the management fee of the original class of shares. Therefore, the management fee is allocated equally among classes and shareholders.

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Life Solutions Funds do not pay the Administrator a Fee.

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid a fee in accordance with the following with respect to the Life Solutions
Funds: Accounting fee, daily priced--$1,000 per month; accounting fee, monthly priced--$500 per month; transactions--$5 each. A balance credit is applied against the accounting and transactions fees (excluding out-of-pocket expenses). The credit is based on 50% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed. State Street is reimbursed for out-of-pocket expenses at cost. These include but are not limited to postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; fund minimum per portfolio $20,000; $1.85 investor fee; and $3.09 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; and $10 IRA custodial fee for annual maintenance per IRA account. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the fund has adopted an active distribution service plan providing payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the fund's principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the fund by enabling the fund to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992, which was restated to reflect the change of distributor and to update current operations on April 9, 2002, for the original SSgA Funds' class (referred to herein as the Institutional Class). The Board of Trustees adopted a distribution plan for Class R Shares of the fund on April 8, 2003 (the Plan) which is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Plan each fund pays the Distributor a fee not to exceed 0.70% of the fund's average net asset value per year, for distribution, shareholder and administrative services provided to the fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a fund are not permitted by the Plan to exceed .65% of the fund's average net asset value per year. Payments to the Distributor for distribution and shareholder services to a fund are not permitted by the Plan to exceed 0.05% of the fund's average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

The Plan does not provide for the fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Financial Intermediaries"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Financial Intermediaries. Under the Service Agreements, the Financial Intermediaries may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Financial Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Financial Intermediaries may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The funds accrued the following expenses to the Distributor for the fiscal year ended August 31


         DISTRIBUTION EXPENSES ACCRUED BY THE LIFE
         SOLUTIONS FUNDS FOR THE FISCAL YEAR ENDED
         AUGUST 31:
         -----------------------------------------
         LIFE SOLUTIONS FUND                2004
         -----------------------------------------
         Balanced                              $ 0
         Growth                                $ 0
         Income and Growth                     $ 0


Expenses for Class R are lower for the fiscal year ended August 31, 2004 due to lower than expected fees for distribution and shareholder service. Such fees may be significantly higher in the future. Through December 31, 2005, the Distributor has contractually agreed to waive up to .70% of the average daily net assets on an annual basis the distribution and shareholder servicing fees of the Class R Shares. No waiver was made for the fiscal year ended August 31, 2004.

For fiscal 2004, these amounts are reflective of the following individual payments:


LIFE SOLUTIONS                                    COMPENSATON       COMPENSATION TO
FUND:                ADVERTISING     PRINTING     TO DEALERS        SALES PERSONNEL      OTHER(1)       TOTAL
Balanced                     $ 0          $ 0             $ 0                   $ 0           $ 0         $ 0
Growth                       $ 0          $ 0             $ 0                   $ 0           $ 0         $ 0
Income and Growth            $ 0          $ 0             $ 0                   $ 0           $ 0         $ 0


The fund accrued expenses in the following amount to State Street under a Service Agreement pursuant to Rule 12b-1 for the fiscal year ended August 31:


         FEES UNDER A STATE STREET SERVICE AGREEMENT
         ACCRUED BY THE LIFE SOLUTIONS FUNDS FOR THE
         FISCAL YEAR ENDED AUGUST 31:
         -------------------------------------------
         LIFE SOLUTIONS FUND                2004
         -------------------------------------------
         Balanced                                $ 2
         Growth                                  $ 2
         Income and Growth                       $ 2


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 16, 2004, the Funds' Board of Trustees, upon the recommendation of the Audit Committee, voted to appoint Deloitte & Touche LLP as their independent registered public accounting firm for the fiscal year ending August 31, 2005, subject to Deloitte & Touche LLP's satisfaction with new client procedures. Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116. Through the fiscal year ending August 31, 2004, PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP's report on the Funds' financial statements for the fiscal year ending August 31, 2004, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

PricewaterhouseCoopers LLP was the Investment Company's independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

Since the Life Solutions Funds purchase only shares of the Underlying Funds, such transactions are effected through the Funds' Transfer Agent and are not effected through a broker.

                      PRICING OF LIFE SOLUTIONS FUND SHARES

Shares of the funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. Net asset value per share is calculated once each business day for the Life Solutions Funds as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may also close early on Christmas Even ad New Year's Eve, and therefore limited trading may apply. Limited trading will be available on Veteran's Day and Columbus Day when the New York Stock Exchange is open but the Federal Reserve Bank is closed. On limited trading days, there will be no same day purchases or same day redemptions, but you may exchange between funds, and SSgA funds account representatives will be available to service your account. Early cutoff times potentially could be in effect for the Friday before the following holidays: Martin Luther King, Jr. Day, President's Day, Memorial Day, Labor Day, Columbus Day, and Veteran's Day; and the day before Independence Day and the day before and after Thanksgiving Day. Please contact your SSgA funds account representative as the dates approach.

The Life Solutions Funds' net asset value is determined by appraising each Fund's underlying investment (i.e., the current net asset value per share of the Underlying Funds).

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2004, each Life Solutions Fund had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:

                                     AUGUST 31, 2010  AUGUST 31, 2011  AUGUST 31, 2012
         -----------------------------------------------------------------------------
         BALANCED                    $ 12,996,006     $  2,919,167     $    609,585
         GROWTH                      $  9,793,046     $  2,400,496               --
         INCOME AND GROWTH           $  2,290,990     $    475,576               --

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

TOTAL RETURN

The Life Solutions Funds compute average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the fund as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            P(1+T)(TO THE POWER OF n) = ERV

            Where: P =       a hypothetical initial payment of $1,000
             T =             average annual total return
             n =             number of years
            ERV =            ending redeemable value of a $1,000 payment
                             made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the Life Solutions Funds are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                        P(1+T)(TO THE POWER OF n) = ATV SUB(D)

            where:  P =          a hypothetical initial payment of $1,000
                    T =          average annual total return (after taxes on
                                 distributions)
                    n =          number of years
                    ATV SUB(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.


                           AVERAGE ANNUAL TOTAL RETURN

                                                                 INCEPTION
                                                                 DATE TO
                                                                 AUGUST 31,
          FUND                                                   2004 (%):(1)
          -------------------------------------------------------------------
          SSgA Life Solutions Balanced Fund                          2.61%
          SSgA Life Solutions Growth Fund                            2.13%
          SSgA Life Solutions Income and Growth Fund                 3.07%

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The Investment Company is authorized to divide shares of any fund into two or more classes of shares. The shares of each fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any fund may have separate voting rights or no voting rights. Each class of shares of a fund is entitled to the same rights and privileges as all other classes of the fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the fund's portfolio securities. The SSgA Funds have three classes of shares. The SSgA Prime Money Market Fund and the SSgA US Treasury Money Market Fund each have Class T Shares. The SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds each have Class R Shares.

----------

(1)  Annualized. The funds commenced operations on May 14, 2004.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

          APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2) provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4) matches proxies received with holdings as of record date;
   5) reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7) documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

   - Against offers when there are prospects for an enhanced bid or other bidders

   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                MONEY MARKET FUND

                        U.S. GOVERNMENT MONEY MARKET FUND

                                DECEMBER 20, 2004

                       (AS SUPPLEMENTED JANUARY 28, 2005)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 20, 2004. You may obtain a copy of a prospectus by calling 1-800-647-7327.

This statement incorporates by reference each fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of each fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                               3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                           3

   INVESTMENT STRATEGIES                                                                                   3
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                   7
   INVESTMENT RESTRICTIONS                                                                                 7

MANAGEMENT OF THE FUND                                                                                     8

   BOARD OF TRUSTEES AND OFFICERS                                                                          8
   COMPENSATION                                                                                           13
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003         14
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                 14

INVESTMENT ADVISORY AND OTHER SERVICES                                                                    15

   ADVISOR                                                                                                15
   ADMINISTRATOR                                                                                          16
   CUSTODIAN AND TRANSFER AGENT                                                                           17
   DISTRIBUTOR                                                                                            18
   CODE OF ETHICS                                                                                         18
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                               18
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                          20
   LEGAL COUNSEL                                                                                          20

BROKERAGE PRACTICES AND COMMISSIONS                                                                       21

PRICING OF FUND SHARES                                                                                    22

TAXES                                                                                                     22

CALCULATION OF PERFORMANCE DATA                                                                           23

ADDITIONAL INFORMATION                                                                                    24

   SHAREHOLDER MEETINGS                                                                                   24
   CAPITALIZATION AND VOTING                                                                              24
   FEDERAL LAW AFFECTING STATE STREET                                                                     24
   PROXY VOTING POLICY                                                                                    25
   MASSACHUSETTS BUSINESS TRUST                                                                           25

FINANCIAL STATEMENTS                                                                                      25

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                                                              26

   RATINGS OF DEBT INSTRUMENTS                                                                            26
   RATINGS OF COMMERCIAL PAPER                                                                            26

APPENDIX:  SSgA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                               28

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the funds may invest in the following instruments and use the following investment techniques:

MONEY MARKET INSTRUMENTS. A money market fund expects to maintain, but does not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its fund shares at "amortized cost." A money market fund will maintain a dollar-weighted average maturity of 90 days or less. A fund will invest in securities maturing within 397 days or less at the time of the trade date or such other date upon which a fund's interest in a security is subject to market action. A money market fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the fund's securities. The procedures also address such matters as diversification and credit quality of the securities the fund purchases and were designed to ensure compliance by the fund with the requirements of Rule 2a-7 of the Investment Company Act of 1940 (1940 Act).

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which each fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each fund may purchase US Government obligations on a forward commitment basis. The funds may also purchase Treasury Inflation-Protection Securities, a type of inflation-indexed Treasury security. Treasury Inflation Protected Securities provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers ("CPI-U").

VARIABLE AND FLOATING RATE SECURITIES (ITEMS 2, 3, 4 AND 5 BELOW APPLY TO THE MONEY MARKET FUND ONLY). The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the: (1) US Government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and fixed rate floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and fixed rate

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(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

ASSET-BACKED SECURITIES (MONEY MARKET FUND ONLY). Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

MORTGAGE-RELATED SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

     2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

     3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

ILLIQUID SECURITIES. The fund may not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

FORWARD COMMITMENTS. Each fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with each fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

REVERSE REPURCHASE AGREEMENTS. The funds may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions". Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. Each fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by each fund may decline below the price at which it is obligated to repurchase the securities. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associates with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

STRIPPED (ZERO COUPON) SECURITIES. The fund may invest in stripped securities, which are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal securities issued by the US Treasury are recorded in the Federal Reserve book-entry record-keeping system. Because stripped securities do not pay current income, their prices can be very volatile when interest rates change. The fund may invest no more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

MONEY MARKET INSURANCE (MONEY MARKET FUND ONLY). The fund participates in a financial guaranty insurance policy agreement with a monoline stock insurance company solely with other money market funds advised by the Advisor. The policy provides insurance coverage for specified types of losses on certain money market instruments held by a participating fund, including losses from nonpayment of principal or interest or a bankruptcy or insolvency of the issuer or credit support provider, if any. The insurance does not cover losses resulting from changes in interest rates or other market developments. A participating fund is charged an annual premium for the insurance coverage and may be subject to a special assessment if covered losses exceed certain levels. A participating fund is subject to limits on the amount it may recover and may incur losses regardless of the insurance.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer, No compensation or other consideration is paid as a part of any such arrangement.

d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

Each fund is subject to the following fundamental investment restrictions, which cannot be changed without a vote of a majority of a fund's shareholders. Unless otherwise noted, these restrictions apply on a fund-by-fund basis at the time an investment is made. A fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities ). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. US banks and certain domestic branches of foreign banks are not considered a single industry for purposes of this restriction.

     2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, a fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. With respect to the Money Market Fund only, the fund may lend cash to any registered investment company or portfolio series for which the Fund's Advisor serves as advisor or subadvisor to the extent permitted by the 1940 Act or any rule or order issued thereunder.

     6. Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     7.   Purchase or sell commodities or commodity futures contracts.

     8. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

     9. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     10. Purchase or sell real estate or real estate mortgage loans; provided, however, that (i) the Government Money Market Fund may purchase or sell government guaranteed real estate mortgage loans; and (ii) the funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     11. Purchase interests in oil, gas or other mineral exploration or development programs.

     12. Engage in the business of underwriting securities issued by others, except that a fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     13. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     14. Make investments for the purpose of gaining control of an issuer's management.

     15. Purchase the securities of any issuer if the Investment Company's officers, Directors, Advisor or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

     16. Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the fund's total assets would be invested in such securities.

     17. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the funds' shareholders.

     18. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the funds, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street              -    Interested Person        (institutional financial consultant);
Tacoma, WA 98402               of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                         (as defined in           Management Company (investment management); and
                               the 1940 Act) due        Frank Russell Investment Company and Russell
                               to his employment        Investment Funds (registered investment companies);
                               by the parent       -    Chairman of the Board and Chief Executive Officer,
                               company of the           Russell Fund Distributors, Inc. (mutual fund
                               Administrator            broker-dealer and underwriter) and Frank Russell
                          -    Chairman of the          Trust Company; and
                               Board and           -    Director, Russell Insurance Agency, Inc. (manager
                               President                of investment companies); Frank Russell
                          -    Member,                  Investments (UK) Limited (unit trust management);
                               Governance               and Frank Russell Asset Management (Cayman) II LLC
                               Committee                (limited partnership investment).
                          -    Member, Valuation
                               Committee

Agustin J. Fleites        -    Principal           -    2002 to Present, President, SSgA Funds Management,      27
State Street Financial         Executive Officer        Inc. (investment advisor);
Center                         and Chief           -    2001 to Present, Senior Principal, State Street
One Lincoln Street             Executive Officer        Global Advisors; Managing Director, Advisor
Boston, MA 02111-2900          since 2003               Strategies (investment management);
Age 39                    -    Trustee since       -    1999 to 2001, Principal, Head of Exchange Traded
                               November 2004            Funds, Offshore Funds and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation
                                                        Strategies.

INDEPENDENT TRUSTEES

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.        -    27
33 West Court Street      -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901           Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                    -    Member,                  Inc. (a registered investment advisor and provider
                               Governance               of financial and related consulting services);
                               Committee           -    Certified Financial Planner and Member, Financial
                          -    Member, Valuation        Planners Association; and
                               Committee           -    Registered Representative and Principal for
                                                        Securities with Cambridge Investment Research,
                                                        Inc., Fairfield, Iowa.

Steven J. Mastrovich      -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree         -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                         Committee                Management (private real estate investment for
Westwood, MA 02090        -    Member,                  clients primarily outside of the US to locate
Age 48                         Governance               private real estate investments in the US);
                               Committee           -    January 2000 to September 2000, Managing Director,
                          -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                               Committee                services);
                                                   -    From 1998 to 2000, President, Key Global Capital,
                                                        Inc. (provider of equity and mezzanine capital to
                                                        real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                        Gesmer (law firm).

Patrick J. Riley          -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place       -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road              Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         -    Member,                  L.L.P. (law firm); and
Age 56                         Governance          -    Director, SSgA Cash Management Fund plc; and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

Richard D. Shirk          -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE    -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877         Committee           -    1996 to March 2001, President and Chief Executive
Age 59                    -    Member,                  Officer, Cerulean Companies, Inc. (holding
                               Governance               company);
                               Committee           -    1992 to March 2001, President and Chief Executive
                          -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                               Committee                association for independent Blue Cross and Blue
                                                        Shield health care plans);

                                                   -    1993 to November 2001, Chairman and Board Member,
                                                        Georgia Caring for Children Foundation (private
                                                        foundation);
                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road         -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921              Committee                and services company); and
Age 61                    -    Member,             -    Director, SSgA Cash Management Fund plc and State
                               Governance               Street Global Advisors Ireland, Ltd. (investment
                               Committee                companies).
                          -    Member, Valuation
                               Committee

Henry W. Todd             -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive         -    Member, Audit            (flavorings manufacturer);
Montgomeryville, PA            Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                     -    Member,                  in vanilla flavoring); and
Age 57                         Governance          -    Director, SSgA Cash Management Fund plc and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

PRINCIPAL OFFICERS

                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
J. David Griswold         -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                   and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA  98402              since 1994;         -    Assistant Secretary and Associate General Counsel, Director - Global
Age 47                    -    Chief Legal              Regulatory Policy, Frank Russell Investment Management Company
                               Officer since 2003       (investment management);
                                                   -    Director - Global Regulatory Policy, Russell Real Estate Advisors, Inc.
                                                        (investment management);
                                                   -    Assistant Secretary and Associate General Counsel, Frank Russell
                                                        Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds); Russell Fund Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial         since 2002               advisor);
Center                                             -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                      management);
Boston, MA  02111-2900                             -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                  financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                   Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA  98402              Accounting               company); and
Age 41                         Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini        -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial         Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                      and
Boston, MA  02111-2900                             -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                  Compliance Consulting Group, PricewaterhouseCoopers.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.


                                                                      FISCAL 2004 AGGREGATE        FISCAL 2004 TOTAL
                                            FISCAL 2004 AGGREGATE      COMPENSATION FROM US    COMPENSATION FROM FUND AND
                                           COMPENSATION FROM MONEY   GOVERNMENT MONEY MARKET       FUND COMPLEX PAID TO
            NAME/POSITION                      MARKET FUND                   FUND                        TRUSTEES
     --------------------------------------------------------------------------------------------------------------------
     Lynn L. Anderson,                                   None                     None                        None
     Chairman of the Board
     and President

     Agustin J. Fleites, Chief                           None                     None                        None
     Executive Officer and
     Trustee

     William L. Marshall,                       $     108,535             $      4,942               $      22,879

     Trustee

     Steven J. Mastrovich, Trustee              $     105,482             $      4,805               $      21,836

     Patrick J. Riley, Trustee                  $     108,636             $      4,981               $      23,036

     Richard D. Shirk, Trustee                  $     107,958             $      4,925               $      22,697

     Bruce D. Taber, Trustee                    $     108,977             $      4,959               $      22,998

     Henry W. Todd, Trustee                     $     112,381             $      5,197               $      24,379

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                              AGGREGATE DOLLAR RANGE
                                                                                              OF EQUITY SECURITIES IN
                                                                                                   ALL REGISTERED
                                                                                               INVESTMENT COMPANIES
                                                                                              OVERSEEN BY TRUSTEES IN
                                                                                                FAMILY OF INVESTMENT
      TRUSTEE                    DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                       COMPANIES
Lynn L. Anderson,              Disciplined Equity Fund                $10,001-$50,000                $10,001-$50,000
Trustee
                               Small Cap Fund                         $10,001-$50,000

William L. Marshall,           All Funds                              $0                                   $0
Trustee

Steven J. Mastrovich,          S&P 500 Index Fund                     $50,001-$100,000              $50,001-$100,000
Trustee

Patrick J. Riley, Trustee      Special Equity Fund                    $10,001-$50,000                Over $100,000
                               Aggressive Equity Fund                 $10,001-$50,000
                               International Stock Selection          $50,001-$100,000
                               Fund
                               Emerging Markets Fund                  $50,001-$100,000
                               Core Opportunities Fund                Over $100,000
                               Small Cap Fund                         Over $100,000
                               Disciplined Equity Fund                Over $100,000

Richard D. Shirk, Trustee      Special Equity Fund                    $10,001-$50,000                $10,001-$50,000

Bruce D. Taber, Trustee        Bond Market Fund                       $10,001-$50,000               $50,001-$100,000
                               Disciplined Equity Fund                $10,001-$50,000

Henry W. Todd, Trustee         All Funds                              $0                            $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

MONEY MARKET FUND

- National Financial Services Corp., PO Box 3752, Church Street Station, New York, NY 10008-3752--6.71%

-    Turtle & Co., P.O. Box 9427, Boston, MA 02209-9427--5.04%

GOVERNMENT MONEY MARKET FUND

-    Turtle & Co., P.O. Box 9427, Boston, MA 02209-9427--26.73%

- Ohio State University,Riverwatch Tower, 364 W. Lane Avenue, Columbus, OH 43201--8.01%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The Money Market and Government Money Market Funds accrued the following expenses to Advisor for the fiscal years ended August 31:

                                 2004                   2003                    2002
       --------------------------------------------------------------------------------------
       Money Market              $  25,645,712          $  26,994,873           $  30,003,099
       Government Money Market   $   3,475,580          $   4,059,726           $   4,466,606


The Advisor has contractually agreed to reimburse the Money Market Fund for all expenses to the extent that total expenses exceed .40% of average daily net assets on an annual basis until December 31, 2005. The reimbursement amounted to $142,929 in 2004 and $1,661,135 in 2003.

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the

Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Money Market and Government Money Market Funds accrued the following expenses to Administrator for the fiscal years ended August 31:


                                 2004                   2003                    2002
       --------------------------------------------------------------------------------------
       Money Market              $   3,127,311          $   3,327,499           $   3,715,584
       Government Money Market   $     419,551          $     501,485           $     553,785

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation.  $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.

Each fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) for the fiscal years ended August 31:

                                                        2002
       --------------------------------------------------------------
       Money Market Fund                                $   1,798,059
       Government Money Market Fund                     $     119,340

Since March 1, 2002, each fund accrued the following expenses to the Distributor during the fiscal year ended August 31:



                                 2004                   2003                    2002
       --------------------------------------------------------------------------------------
       Money Market Fund         $   3,189,515          $   3,966,533           $   1,778,407
       Government Money Market
        Fund                     $     310,302          $     413,490           $      68,152


For fiscal 2004, these amounts are reflective of the following individual payments:


                                                          MONEY                 GOVERNMENT
                                                          MARKET                MONEY MARKET
       Advertising                                    $       519,353           $      72,698
       Printing                                                69,324                   8,706
       Compensation to Dealers                              1,093,430                  22,834
       Compensation to Sales Personnel                        834,337                 114,560
       Other(1)                                               673,071                  91,504
                                                      ---------------           -------------
       Total                                          $     3,189,515           $     310,302
                                                      ===============           =============

Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

Each fund accrued expenses in the following amounts to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal years ended August 31:

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

                                 2004                   2003                    2002
       --------------------------------------------------------------------------------------
       Money Market Fund         $   2,565,178          $   2,699,458           $   3,000,277
       Government Money Market
        Fund                     $     347,637          $     405,973           $     446,661


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 16, 2004, the Funds' Board of Trustees, upon the recommendation of the Audit Committee, voted to appoint Deloitte & Touche LLP as their independent registered public accounting firm for the fiscal year ending August 31, 2005, subject to Deloitte & Touche LLP's satisfaction with new client procedures. Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116. Through the fiscal year ending August 31, 2004, PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP's report on the Funds' financial statements for the fiscal year ending August 31, 2004, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

During the fiscal year ended August 31, 2004, the Money Market Fund and Government Money Market Fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the funds' ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund.

The value of broker-dealer securities held as of August 31, 2004, is as follows:



                                                  MONEY MARKET FUND
              BROKERAGE                            PRINCIPAL ($000)
                                               ----------------------
       Warburg Dillon Read                                 47,733,752
       Lehman Brothers Inc.                                41,366,685
       Bank of America National Trust                      35,814,772
       Lummis & Co.                                        31,173,137
       Credit Suisse First Boston                          25,137,524
       Countrywide Securities Corp.                        23,779,296
       Goldman Sachs & Co.                                 21,985,351
       Deutsche Bank Securities                            21,656,718
       Chase Securities Inc.                               15,159,312
       Morgan Stanley Co. Inc.                             14,831,115



                                                    GOVERNMENT
                                                  MONEY MARKET FUND
              BROKERAGE                            PRINCIPAL ($000)
                                               ----------------------
       Warburg Dillon Read                                 19,296,188
       ABN Amro                                            17,357,749
       Lehman Brothers Inc.                                13,778,717
       Deutsche Bank Securities                            10,174,084
       Credit Suisse First Boston                           7,756,092
       Bank One Trust Company                               5,938,334
       Bank of America National Trust                       5,524,126
       BNP Paribas Securities Corp.                         5,262,532
       Morgan Stanley Co. Inc.                              5,025,624
       Bank of America Securities LLC                       4,018,310

The Money Market and US Government Money Market Funds normally do not pay a stated brokerage commissions on transactions.

                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by State Street Global Advisors, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Money Market Fund determines the price per share once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). The US Government Money Market Fund determines the price per share once each business day, at 3 p.m. Eastern time.

A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days. Currently, the fund is open every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Good Friday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

It is the fund's policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on the fund's shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2004, the fund had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:


              FUND                            CARRYOVER AMOUNT       EXPIRATION DATE
              -------------------------------------------------------------------------------
              Money Market                    $       9,747          August 31, 2011
              Money Market                    $         821          August 31 2012
              US Government                   $       5,172          August 31, 2011
              US Government                   $      16,922          August 31, 2012

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The funds compute average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the fund as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

       P(1+T)(TO THE POWER OF n) = ERV

       where: P =     a hypothetical initial payment of $1,000
              T =     average annual total return
              n =     number of years
              ERV =   ending redeemable value of a $1,000 payment made at the
                         beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the funds are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts. Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The current annualized yield of the funds may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(TO THE POWER OF 365/7)]-1

The following are the current and effective yields for the funds for the seven-day period ended August 31, 2004:

Money Market Fund

Current Yield       1.10%

Effective Yield     1.11%

Government Money Market Fund

Current Yield       1.17%

Effective Yield     1.35%

The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the funds.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2004 fiscal year-end financial statements for each fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in each fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

          APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2) provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4) matches proxies received with holdings as of record date;
   5) reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7) documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

   - Against offers when there are prospects for an enhanced bid or other bidders

   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                           MSCI(R) EAFE(R) INDEX FUND

                                DECEMBER 20, 2004

                       (AS SUPPLEMENTED JANUARY 28, 2005)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 20, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                            3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                        3

   INVESTMENT STRATEGIES                                                                                3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                 6
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                9
   INVESTMENT RISKS                                                                                     9
   INVESTMENT RESTRICTIONS                                                                              9
   PORTFOLIO TURNOVER                                                                                  10

MANAGEMENT OF THE FUND                                                                                 11

   BOARD OF TRUSTEES AND OFFICERS                                                                      11
   COMPENSATION                                                                                        15
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003      16
   TRUSTEES AND OFFICERS OF THE MASTER FUNDS                                                           17
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                              20

INVESTMENT ADVISORY AND OTHER SERVICES                                                                 20

   ADVISOR                                                                                             20
   ADMINISTRATOR                                                                                       22
   CUSTODIAN AND TRANSFER AGENT                                                                        23
   DISTRIBUTOR                                                                                         23
   CODE OF ETHICS                                                                                      23
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                            23
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                       25
   LEGAL COUNSEL                                                                                       26

BROKERAGE PRACTICES AND COMMISSIONS                                                                    26

PRICING OF FUND SHARES                                                                                 27

TAXES                                                                                                  27

CALCULATION OF PERFORMANCE DATA                                                                        28

ADDITIONAL INFORMATION                                                                                 29

   SHAREHOLDER MEETINGS                                                                                29
   CAPITALIZATION AND VOTING                                                                           29
   FEDERAL LAW AFFECTING STATE STREET                                                                  30
   PROXY VOTING POLICY                                                                                 30
   MASSACHUSETTS BUSINESS TRUST                                                                        30

FINANCIAL STATEMENTS                                                                                   31

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                            32

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

CASH RESERVES. For defensive purposes, the fund may temporarily invest, without limitation, in short-term fixed income securities. High quality, investment-grade securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits. When using this strategy, the weighted average maturity of securities held by a fund will decline, and thereby possibly cause its yield to decline as well.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of

Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

FORWARD CURRENCY TRANSACTIONS. The fund's participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to "lock in" the US dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The fund will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the fund's assets, but will be employed as necessary to correspond to particular transactions or positions. The fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When the fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When the fund takes a short position in a forward currency contract, the fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the fund "covers" a forward currency position generally by entering into an offsetting position. The transaction costs to the fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Advisor may be incorrect in its expectations as to currency fluctuations, and the fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, the fund may not be able to contract to sell or purchase that currency at an advantageous price. At or before the maturity of a forward sale contract, the fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

DEPOSITARY RECEIPTS. Depositary Receipts are a type of common stock that are negotiable certificates issued by a bank of one country representing a specific number of shares of a stock traded on the exchange of another country, commonly referred to as European or Global Depositary Receipts. American Depositary Receipts are issued by a US bank representing a specific number of shares of a foreign stock traded on a US stock exchange. Depositary Receipts do not eliminate the risk inherent in investing in securities of foreign issuers, such as: (1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability, civil unrest and acts of terrorism; and (6) the possibility of expropriation or confiscatory taxation. For purposes of a fund's investment policies, a fund's investments in Depositary Receipts will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

The Depositary Receipts chosen for investment by the MSCI EAFE Index Fund will be constituents of the MSCI EAFE Index.

SECURITIES LENDING. The master portfolio may participate in a securities lending program at its discretion. However, if the fund ceased to operate in the master/feeder environment, it would participate in securities lending. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

OPTIONS ON SECURITIES AND SECURITIES INDICES. The fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the fund's total assets. Further, the fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

The fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

A fund's transactions, if any, in options involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

HEDGING FOREIGN CURRENCY RISK. The fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. The fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally.

The fund may not hedge its positions with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. The fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Advisor. The fund will not enter into a position hedging commitment if, as a result thereof, the fund would have more than 10% of the value of its assets committed to such contracts. The fund will not enter into a forward contract with a term of more than one year.

In addition to the forward exchange contracts, the fund may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to the fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks.

Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on futures exchanges. The fund will not speculate in foreign security or currency options or futures or related options. The fund will not hedge a currency substantially in excess of: (1) the market value of securities denominated in such currency that the fund has committed to purchase or anticipates purchasing; or (2) in the case of securities that have been sold by the fund but not yet delivered, the proceeds thereof in their denominated currency. The fund will not incur potential net liabilities of more than 25% of its total assets from foreign security or currency options, futures or related options.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer, No compensation or other consideration is paid as a part of any such arrangement.

d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following fundamental investment restrictions, which cannot be changed without a vote of a majority of the fund's shareholders. A majority of the outstanding voting securities is defined in the Investment Company Act of 1940, as amended (the 1940 Act) as the lesser of (i) 67% or more of the voting securities present at the meeting of the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or
(ii) more than 50% of the outstanding voting securities. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund may not:

1. Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

4. Purchase or sell commodities or commodity contracts, except that it may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving the direct purchase or sale of physical commodities.

5. Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

6. With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

7. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

8. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

9. Issue any class of securities which is senior to the fund's beneficial interests, to the extent prohibited by the 1940 Act.

In addition, it is contrary to the fund's present policy which may be changed without shareholder approval, to invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Board of Trustees of the Investment Company (or the person designated by the trustees of the Investment Company to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in
(a), (b) and (c) above.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the prospectus with respect to the fund, the other investment policies described in this SAI or in the prospectus are not fundamental and may be changed by approval of the trustees.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31:


     2004            2003            2002(1)
     ------------------------------------------
       37.68%          30.85%          20.02%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from

----------
(1) For the period October 16, 2001 (commencement of operations) to August 31, 2002.

     time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street              -    Interested Person        (institutional financial consultant);
Tacoma, WA 98402               of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                         (as defined in           Management Company (investment management); and
                               the 1940 Act) due        Frank Russell Investment Company and Russell
                               to his employment        Investment Funds (registered investment companies);
                               by the parent       -    Chairman of the Board and Chief Executive Officer,
                               company of the           Russell Fund Distributors, Inc. (mutual fund
                               Administrator            broker-dealer and underwriter) and Frank Russell
                          -    Chairman of the          Trust Company; and
                               Board and           -    Director, Russell Insurance Agency, Inc. (manager
                               President                of investment companies); Frank Russell
                          -    Member,                  Investments (UK) Limited (unit trust management);
                               Governance               and Frank Russell Asset Management (Cayman) II LLC
                               Committee                (limited partnership investment).
                          -    Member, Valuation
                               Committee

Agustin J. Fleites        -    Principal           -    2002 to Present, President, SSgA Funds Management,        27
State Street Financial         Executive Officer        Inc. (investment advisor);
Center                         and Chief           -    2001 to Present, Senior Principal, State Street
One Lincoln Street             Executive Officer        Global Advisors; Managing Director, Advisor
Boston, MA 02111-              since 2003               Strategies (investment management);
2900                      -    Trustee since       -    1999 to 2001, Principal, Head of Exchange Traded
                               November 2004

Age 39                                                  Funds, Offshore Funds and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation
                                                        Strategies.

INDEPENDENT TRUSTEES

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988  -    Chief Executive Officer and President,               -    27
33 West Court Street      -    Chairman, Audit          Wm. L. Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA                 Committee                Companies, Inc. and the Marshall Financial Group,
18901                     -    Member,                  Inc. (a registered investment advisor and provider
Age 62                         Governance               of financial and related consulting services);
                               Committee           -    Certified Financial Planner and Member, Financial
                          -    Member, Valuation        Planners Association; and
                               Committee           -    Registered Representative and Principal for
                                                        Securities with Cambridge Investment Research,
                                                        Inc., Fairfield, Iowa.

Steven J. Mastrovich      -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree         -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                         Committee                Management (private real estate investment for
Westwood, MA              -    Member,                  clients primarily outside of the US to locate
02090                          Governance               private real estate investments in the US);
Age 48                         Committee           -    January 2000 to September 2000, Managing Director,
                          -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                               Committee                services);
                                                   -    From 1998 to 2000, President, Key Global Capital,
                                                        Inc. (provider of equity and mezzanine capital to
                                                        real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                        Gesmer (law firm).

Patrick J. Riley          -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place       -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road              Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA               -    Member,                  L.L.P. (law firm); and
01923                          Governance          -    Director, SSgA Cash Management Fund plc; and State
Age 56                         Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

Richard D. Shirk          -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27

1180 Brookgate Way, NE    -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-             Committee           -    1996 to March 2001, President and Chief Executive
2877                      -    Member,                  Officer, Cerulean Companies, Inc. (holding
Age 59                         Governance               company);
                               Committee           -    1992 to March 2001, President and Chief Executive
                          -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                               Committee                association for independent Blue Cross and Blue
                                                        Shield health care plans);
                                                   -    1993 to November 2001, Chairman and Board Member,
                                                        Georgia Caring for Children Foundation (private
                                                        foundation);
                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road         -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA                    Committee                and services company); and
01921                     -    Member,             -    Director, SSgA Cash Management Fund plc and State
Age 61                         Governance               Street Global Advisors Ireland, Ltd. (investment
                               Committee                companies).
                          -    Member, Valuation
                               Committee

Henry W. Todd             -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive         -    Member, Audit            (flavorings manufacturer);
Montgomeryville,               Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
PA 18936                  -    Member,                  in vanilla flavoring); and
Age 57                         Governance          -    Director, SSgA Cash Management Fund plc and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

PRINCIPAL OFFICERS

                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS;
-------------------------------------------------------------------------------------------------------------------------------
J. David Griswold         -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                   and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA 98402               since 1994;         -    Assistant Secretary and Associate General Counsel, Director - Global
Age 47                    -    Chief Legal              Regulatory Policy, Frank Russell Investment Management Company
                               Officer since 2003       (investment management);
                                                   -    Director - Global Regulatory Policy, Russell Real Estate Advisors, Inc.
                                                        (investment management);

                                                   -    Assistant Secretary and Associate General Counsel, Frank Russell
                                                        Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds); Russell Fund Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial         since 2002               advisor);
Center                                             -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                      management);
Boston, MA  02111-                                 -    1992 to 2000, Vice President, State Street Corporation (diversified
2900                                                    financial services);
Age 39                                             -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                   Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA  98402              Accounting               company); and
Age 41                         Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini        -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial         Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                      and
Boston, MA  02111-                                 -    September 1985 to February 2001, Managing Director, Regulatory
2900                                                    Compliance Consulting Group, PricewaterhouseCoopers.
Age 61

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.


                                                                    FISCAL 2004 TOTAL
                                                               COMPENSATION FROM FUND AND
                                        FISCAL 2004 AGGREGATE     FUND COMPLEX PAID TO
              NAME/POSITION            COMPENSATION FROM FUND           TRUSTEES
       ----------------------------------------------------------------------------------
       Lynn L. Anderson,                         None                    None

       Chairman of the Board
       and President

       Agustin J. Fleites, Chief                 None                    None
       Executive Officer and
       Trustee

       William L. Marshall, Trustee           $ 2,118               $ 108,535

       Steven J. Mastrovich, Trustee          $ 2,112               $ 105,482

       Patrick J. Riley, Trustee              $ 2,118               $ 108,636

       Richard D. Shirk, Trustee              $ 2,117               $ 107,958

       Bruce D. Taber, Trustee                $ 2,119               $ 108,977

       Henry W. Todd, Trustee                 $ 2,123               $ 112,387

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                          AGGREGATE DOLLAR RANGE
                                                                                          OF EQUITY SECURITIES IN
                                                                                              ALL REGISTERED
                                                                                           INVESTMENT COMPANIES
                                                                                          OVERSEEN BY TRUSTEES IN
                                                                                           FAMILY OF INVESTMENT
        TRUSTEE                 DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                   COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund        $10,001-$50,000                 $10,001-$50,000
                                Small Cap Fund                 $10,001-$50,000

William L. Marshall, Trustee    All Funds                      $0                                    $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund             $50,001-$100,000               $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund            $10,001-$50,000                  Over $100,000
                                Aggressive Equity Fund         $10,001-$50,000
                                International Stock Selection  $50,001-$100,000
                                Fund
                                Emerging Markets Fund          $50,001-$100,000
                                Core Opportunities Fund        Over $100,000
                                Small Cap Fund                 Over $100,000
                                Disciplined Equity Fund        Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund            $10,001-$50,000                 $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund               $10,001-$50,000                $50,001-$100,000
                                Disciplined Equity Fund        $10,001-$50,000

Henry W. Todd, Trustee          All Funds                      $0                                    $0

TRUSTEES AND OFFICERS OF THE MASTER FUNDS

The trustees of the State Street Master Funds (the Master Funds) are responsible for generally overseeing the Master Funds' business. The following table provides biographical information with respect to each trustee and officer of the Master Funds. As of September 2004, none of the trustees was considered an "interested person" of the Master Funds, as defined in the 1940 Act.

                                                                                        NUMBER OF
                                                                                        FUNDS IN FUND
                             POSITION(S)    TERM OF OFFICE                              COMPLEX           OTHER
                             HELD WITH      AND LENGTH OF     PRINCIPAL OCCUPATION      OVERSEEN BY       DIRECTORSHIPS
NAME, ADDRESS, AND AGE       TRUST          TIME SERVED       DURING PAST FIVE YEARS    TRUSTEE           HELD BY TRUSTEE
----------------------       -----------    --------------    ----------------------    -------------     ---------------
INDEPENDENT TRUSTEES

Michael F. Holland           Trustee and    Term: Indefinite  Chairman, Holland &       14                Trustee, State
Holland & Company, LLC       Chairman of    Elected: 7/99     Company L.L.C.                              Street
375 Park Avenue              the Board                        (investment adviser)                        Institutional
New York, NY 10152                                            (1995 - present).                           Investment
Age: 60                                                                                                   Trust;
                                                                                                          Director of
                                                                                                          the Holland
                                                                                                          Series Fund,
                                                                                                          Inc.; and
                                                                                                          Director, The
                                                                                                          China Fund,
                                                                                                          Inc.

                                                                                        NUMBER OF
                                                                                        FUNDS IN FUND
                             POSITION(S)    TERM OF OFFICE                              COMPLEX           OTHER
                             HELD WITH      AND LENGTH OF     PRINCIPAL OCCUPATION      OVERSEEN BY       DIRECTORSHIPS
NAME, ADDRESS, AND AGE       TRUST          TIME SERVED       DURING PAST FIVE YEARS    TRUSTEE           HELD BY TRUSTEE
----------------------       -----------    --------------    ----------------------    -------------     ---------------
William L. Boyan             Trustee        Term: Indefinite  Trustee of Old Mutual     14                Trustee, State
State Street Master Funds                   Elected: 7/99     South Africa Master                         Street
P.O. Box 5049                                                 Trust (investments)                         Institutional
Boston, MA 02206                                              (1995 - present);                           Investment
Age: 67                                                       Chairman emeritus,                          Trust; and
                                                              Children's Hospital                         Trustee, Old
                                                              (1984 - present);                           Mutual South
                                                              Director, Boston Plan                       Africa Master
                                                              For Excellence                              Trust
                                                              (non-profit) (1994 -
                                                              present); President and
                                                              Chief Operations
                                                              Officer, John Hancock
                                                              Mutual Life Insurance
                                                              Company (1959 - 1999).
                                                              Mr. Boyan retired in
                                                              1999.

Rina K. Spence               Trustee        Term: Indefinite  President of SpenceCare   14                Trustee, State
7 Acacia Street                             Elected: 7/99     International LLC (1998                     Street
Cambridge, MA 02138                                           - present); Member of                       Institutional
Age: 56                                                       the Advisory Board,                         Investment
                                                              Ingenium Corp.                              Trust;
                                                              (technology company)                        Director of
                                                              (2001 - present); Chief                     Berkshire Life
                                                              Executive Officer,                          Insurance
                                                              IEmily.com (internet                        Company of
                                                              company) (2000 - 2001);                     America; and
                                                              Chief Executive Officer                     Director,
                                                              of Consensus                                IEmily.com
                                                              Pharmaceutical, Inc.
                                                              (1998 - 1999); Founder,
                                                              President and Chief
                                                              Executive Officer of
                                                              Spence Center for
                                                              Women's Health (1994 -
                                                              1998); Trustee, Eastern
                                                              Enterprise (utilities)
                                                              (1988 - 2000).

                                                                                        NUMBER OF
                                                                                        FUNDS IN FUND
                             POSITION(S)    TERM OF OFFICE                              COMPLEX           OTHER
                             HELD WITH      AND LENGTH OF     PRINCIPAL OCCUPATION      OVERSEEN BY       DIRECTORSHIPS
NAME, ADDRESS, AND AGE       TRUST          TIME SERVED       DURING PAST FIVE YEARS    TRUSTEE           HELD BY TRUSTEE
----------------------       -----------    --------------    ----------------------    -------------     ---------------
Douglas T. Williams          Trustee        Term: Indefinite  Executive Vice            14                Trustee, State
State Street Master Funds                   Elected: 7/99     President of Chase                          Street
P.O. Box 5049                                                 Manhattan Bank (1987 -                      Institutional
Boston, MA 02206                                              1999). Mr. Williams                         Investment
Age: 63                                                       retired in 1999.                            Trust

OFFICERS:

Donald A. Gignac             President      Term: Indefinite  Senior Vice President of  --                --
State Street Bank and                       Elected: 8/03     State Street Bank and
Trust Company                                                 Trust Company (2002 -
2 Avenue de Lafayette                                         present); Vice President
Boston, MA 02111                                              of State Street Bank and
Age: 39                                                       Trust Company (1993 to
                                                              2002).

Karen Gillogly               Treasurer      Term: Indefinite  Vice President of State   --                --
State Street Bank and                       Elected: 9/03     Street Bank and Trust
Trust Company                                                 Company (1999 -
One Federal Street                                            present); Audit Senior
Boston, MA 02110                                              Manager, Ernst & Young
Age: 38                                                       LLP (1998-1999).

Julie A. Tedesco             Secretary      Term: Indefinite  Vice President and        --                --
State Street Bank and                       Elected: 5/00     Counsel of State Street
Trust Company                                                 Bank and Trust Company
One Federal Street                                            (2000 - present);
Boston, MA 02110                                              Counsel of First Data
Age: 47                                                       Investor Services Group,
                                                              Inc., (1994 - 2000).

Peter A. Ambrosini           Chief          Term: Indefinite  Senior Principal, Chief   --                --
State Street Financial       Compliance     Elected: 5/04     Compliance and Risk
Center                       Office                           Management Officer of
One Lincoln Street                                            State Street Global
Boston, MA 02110                                              Advisors (2001 -
Age: 61                                                       present); Chief
                                                              Compliance Office, SSgA
                                                              Funds Management, Inc.
                                                              (2001 - present); and
                                                              Managing Director,
                                                              Regulatory Compliance
                                                              Consulting Group of
                                                              PricewaterhouseCoopers
                                                              LLP (1985 - 2001).

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

-    Silver Growth Fund LP, PO Box 460567, San Antonio TX 78246-0567--43.68%

- State Steet Bank & Trust Company, Trust for United Jewish Appeal, 200 Newport Avenue, North Quincy, MA 02171-2145--7.10%

- Hunter & Co., FBO Washington University Gift Annuity Fund, PO Box 9242, Boston, MA 02209-9242--6.97%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund currently invests all of its assets in a related portfolio that has the same investment objectives and substantially the same investment policies as the fund. As long as the fund remains completely invested in a portfolio (or any other investment company), the Advisor is not entitled to receive any investment advisory fee with respect to the fund. The fund may withdraw its investment from the related portfolio at any time if the Investment Company's Board of Trustees determines that it is in the best interests of the fund and its shareholders to do so. The Investment Company has retained the adviser as investment advisor to manage the fund's assets in the event that the fund withdraws its investment from its related portfolio.

The Advisor is also the investment adviser to each of the related portfolios pursuant to an investment advisory agreement (the "Portfolio Advisory Agreement") between the Advisor and State Street Master Funds, on behalf of the portfolios. The Advisor receives an investment advisory fee with respect to each related portfolio. The Portfolio Advisory Agreement is the same in all material respects as the Advisory Agreement between the Investment Company on behalf of the fund and the Advisor. The fund that invests in a related portfolio bears a proportionate part of the management fees paid by the portfolio (based on the percentage of the portfolio's assets attributable to the fund).

Through December 31, 2005, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of .40% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ended August 31:


     2004            2003            2002
     -----------------------------------------
     $ 115,316       $ 170,508       $ 128,675

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


     2004            2003            2002
     ----------------------------------------
     $ 42,121        $ 39,078        $ 28,464

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. State Street is paid a $15,000 per year flat fee for custody and account services with respect to feeder funds. These services include but are not limited to: record, process, and validate all cash activity, including all interactions with the Master Fund; record and process shareholder and expense activity; maintain investment ledgers, income reports, and prepare daily trial balance report; ensure allocated Master Fund activity is properly reflected on the fund's general ledger; and calculate daily net asset value and report to key constituent base. State Street is reimbursed for out-of-pocket expenses at cost. These include but are not limited to postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.75 closed account fee; fund minimum per portfolio $24,648; $1.85 investor fee; and $3.09 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; and $10 IRA custodial fee for annual maintenance per IRA account. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:

     2002
     --------
     $  2,696

Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


     2004            2003            2002
     -------------------------------------
     $ 18,029        $ 12,259        $ 920


For fiscal 2004, these amounts are reflective of the following individual payments:


     Advertising                                    $  4,823
     Printing                                            370
     Compensation to Dealers                           3,802
     Compensation to Sales Personnel                   4,955
     Other(1)                                          4,079
                                                    --------
     Total                                          $ 18,029
                                                    ========

Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

     2004            2003            2002
     ---------------------------------------
     $ 14,966        $ 9,219         $ 3,074


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 16, 2004, the Funds' Board of Trustees, upon the recommendation of the Audit Committee, voted to appoint Deloitte & Touche LLP as their independent registered public accounting firm for the fiscal year ending August 31, 2005, subject to Deloitte & Touche LLP's satisfaction with new client procedures. Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116. Through the fiscal year ending August 31, 2004, PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP's report on the Funds' financial statements for the fiscal year ending August 31, 2004, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The fund contemplates purchasing equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

        where:  P =          a hypothetical initial payment of $1,000
                T =          average annual total return
                n =          number of years
                ERV  =       ending redeemable value of a hypothetical
                             $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period
                             (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

        where:  P =          a hypothetical initial payment of $1,000
                T =          average annual total return (after taxes on
                             distributions)
                n =          number of years
                ATV SUB(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods
                             (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.



         AVERAGE ANNUAL TOTAL RETURN+
     ------------------------------------
     ONE YEAR ENDED    INCEPTION TO
     AUGUST 31, 2004   AUGUST 31, 2004(1)
     ------------------------------------
          21.22%             6.38%

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

----------
(1)  Annualized. The fund began operations on October 16, 2001.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

          APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2) provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4) matches proxies received with holdings as of record date;
   5) reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7) documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

   - Against offers when there are prospects for an enhanced bid or other bidders

   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                             PRIME MONEY MARKET FUND

                                DECEMBER 20, 2004

                       (AS SUPPLEMENTED JANUARY 28, 2005)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 20, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                             3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                         3

   INVESTMENT STRATEGIES                                                                                 3
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                 8
   INVESTMENT RESTRICTIONS                                                                               8

MANAGEMENT OF THE FUND                                                                                   9

   BOARD OF TRUSTEES AND OFFICERS                                                                        9
   COMPENSATION                                                                                         13
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003       14
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                               15

INVESTMENT ADVISORY AND OTHER SERVICES                                                                  15

   ADVISOR                                                                                              15
   ADMINISTRATOR                                                                                        17
   CUSTODIAN AND TRANSFER AGENT                                                                         18
   DISTRIBUTOR                                                                                          18
   CODE OF ETHICS                                                                                       18
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                             19
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                        21
   LEGAL COUNSEL                                                                                        21

BROKERAGE PRACTICES AND COMMISSIONS                                                                     21

PRICING OF FUND SHARES                                                                                  22

TAXES                                                                                                   23

CALCULATION OF PERFORMANCE DATA                                                                         23

ADDITIONAL INFORMATION                                                                                  24

   SHAREHOLDER MEETINGS                                                                                 24
   CAPITALIZATION AND VOTING                                                                            24
   FEDERAL LAW AFFECTING STATE STREET                                                                   25
   PROXY VOTING POLICY                                                                                  25
   MASSACHUSETTS BUSINESS TRUST                                                                         25

FINANCIAL STATEMENTS                                                                                    26

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                                                            27

   RATINGS OF DEBT INSTRUMENTS                                                                          27
   RATINGS OF COMMERCIAL PAPER                                                                          27

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                             29

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

MONEY MARKET INSTRUMENTS. A money market fund expects to maintain, but does not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its fund shares at "amortized cost." A money market fund will maintain a dollar-weighted average maturity of 90 days or less. A fund will invest in securities maturing within 397 days or less at the time of the trade date or such other date upon which a fund's interest in a security is subject to market action. A money market fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the fund's securities. The procedures also address such matters as diversification and credit quality of the securities the fund purchases and were designed to ensure compliance by the fund with the requirements of Rule 2a-7 of the Investment Company Act of 1940 (1940 Act).

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which each fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each fund may purchase US Government obligations on a forward commitment basis. The funds may also purchase Treasury Inflation-Protection Securities, a type of inflation-indexed Treasury security. Treasury Inflation Protected Securities provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers ("CPI-U").

VARIABLE AND FLOATING RATE SECURITIES. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus,

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

ASSET-BACKED SECURITIES. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

     - Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

     - Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

MORTGAGE-RELATED SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

     2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

     3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

ILLIQUID SECURITIES. The fund may not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

STRIPPED (ZERO COUPON) SECURITIES. The fund may invest in stripped securities, which are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal securities issued by the US Treasury are recorded in the Federal Reserve book-entry record-keeping system. Because stripped securities do not pay current income, their prices can be very volatile when interest rates change. The fund may invest no more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

MONEY MARKET INSURANCE. The fund participates in a financial guaranty insurance policy agreement with a monoline stock insurance company solely with other money market funds advised by the Advisor. The policy provides insurance coverage for specified types of losses on certain money market instruments held by a participating fund, including losses from nonpayment of principal or interest or a bankruptcy or insolvency of the issuer or credit support provider, if any. The insurance does not cover losses resulting from changes in interest rates or other market developments. A participating fund is charged an annual premium for the insurance coverage and may be subject to a special assessment if covered losses exceed certain levels. A participating fund is subject to limits on the amount it may recover and may incur losses regardless of the insurance.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer, No compensation or other consideration is paid as a part of any such arrangement.

d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following fundamental investment restrictions, each of which applies at the time an investment is made and may not be changed without a vote of a majority of the funds shareholders. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of US banks and US branches of foreign banks are not considered a single industry for purposes of this restriction.

     2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph
          (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     7. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

     8. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     9. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     10. Purchase interests in oil, gas or other mineral exploration or development programs.

     11.  Purchase or sell commodities or commodity futures contracts.

     12. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     13. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     14. Make investments for the purpose of gaining control of an issuer's management.

     15. Purchase the securities of any issuer if the Investment Company's officers, Directors, Advisor or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

     16. Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the funds' total assets would be invested in such securities, except that the funds may invest in securities of a particular issuer to the extent their respective underlying indices invest in that issuer.

     17. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street              -    Interested Person        (institutional financial consultant);
Tacoma, WA 98402               of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                         (as defined in           Management Company (investment management); and
                               the 1940 Act) due        Frank Russell Investment Company and Russell
                               to his employment        Investment Funds (registered investment companies);
                               by the parent       -    Chairman of the Board and Chief Executive Officer,
                               company of the           Russell Fund Distributors, Inc. (mutual fund
                               Administrator            broker-dealer and underwriter) and Frank Russell
                          -    Chairman of the          Trust Company; and
                               Board and           -    Director, Russell Insurance Agency, Inc. (manager
                               President                of investment companies); Frank Russell
                          -    Member,                  Investments (UK) Limited (unit trust management);
                               Governance               and Frank Russell Asset Management (Cayman) II LLC
                               Committee                (limited partnership investment).
                          -    Member, Valuation
                               Committee

Agustin J. Fleites        -    Principal           -    2002 to Present, President, SSgA Funds Management,        27
State Street Financial         Executive Officer        Inc. (investment advisor);
Center                         and Chief           -    2001 to Present, Senior Principal, State Street
                               Executive Officer        Global

One Lincoln Street             since 2003               Advisors; Managing Director, Advisor Strategies
Boston, MA 02111-2900     -    Trustee since            (investment management);
Age 39                         November 2004       -    1999 to 2001, Principal, Head of Exchange Traded
                                                        Funds, Offshore Funds and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation
                                                        Strategies.

INDEPENDENT TRUSTEES

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.        -    27
33 West Court Street      -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901           Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                    -    Member,                  Inc. (a registered investment advisor and provider
                               Governance               of financial and related consulting services);
                               Committee           -    Certified Financial Planner and Member, Financial
                          -    Member, Valuation        Planners Association; and
                               Committee           -    Registered Representative and Principal for
                                                        Securities with Cambridge Investment Research,
                                                        Inc., Fairfield, Iowa.

Steven J. Mastrovich      -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree         -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                         Committee                Management (private real estate investment for
Westwood, MA  02090       -    Member,                  clients primarily outside of the US to locate
Age 48                         Governance               private real estate investments in the US);
                               Committee           -    January 2000 to September 2000, Managing Director,
                          -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                               Committee                services);
                                                   -    From 1998 to 2000, President, Key Global Capital,
                                                        Inc. (provider of equity and mezzanine capital to
                                                        real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick,
                                                        Freed & Gesmer (law firm).

Patrick J. Riley          -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place       -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road              Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA  01923        -    Member,                  L.L.P. (law firm); and
Age 56                         Governance          -    Director, SSgA Cash Management Fund plc; and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).

                               Committee

Richard D. Shirk          -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE    -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA  30319-2877        Committee           -    1996 to March 2001, President and Chief Executive
Age 59                    -    Member,                  Officer, Cerulean Companies, Inc. (holding
                               Governance               company);
                               Committee           -    1992 to March 2001, President and Chief Executive
                          -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                               Committee                association for independent Blue Cross and Blue
                                                        Shield health care plans);
                                                   -    1993 to November 2001, Chairman and Board Member,
                                                        Georgia Caring for Children Foundation (private
                                                        foundation);
                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road         -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA  01921             Committee                and services company); and
Age 61                    -    Member,             -    Director, SSgA Cash Management Fund plc and State
                               Governance               Street Global Advisors Ireland, Ltd. (investment
                               Committee                companies).
                          -    Member, Valuation
                               Committee

Henry W. Todd             -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive         -    Member, Audit            (flavorings manufacturer);
Montgomeryville, PA            Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                     -    Member,                  in vanilla flavoring); and
Age 57                         Governance          -    Director, SSgA Cash Management Fund plc and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

PRINCIPAL OFFICERS

                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
J. David Griswold         -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                   and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA  98402              since 1994;         -    Assistant Secretary and Associate General Counsel, Director - Global
Age 47                    -    Chief Legal              Regulatory Policy, Frank Russell Investment Management Company
                               Officer since 2003       (investment management);

                                                   -    Director - Global Regulatory Policy, Russell Real Estate Advisors, Inc.
                                                        (investment management);
                                                   -    Assistant Secretary and Associate General Counsel, Frank Russell
                                                        Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds); Russell Fund Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial         since 2002               advisor);
Center                                             -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                      management);
Boston, MA  02111-2900                             -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                  financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                   Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA  98402              Accounting               company); and
Age 41                         Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini        -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial         Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                      and
Boston, MA  02111-2900                             -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                  Compliance Consulting Group, PricewaterhouseCoopers.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.

                                                            FISCAL 2004 TOTAL
                                                        COMPENSATION FROM FUND AND
                                FISCAL 2004 AGGREGATE      FUND COMPLEX PAID TO
     NAME/POSITION              COMPENSATION FROM FUND          TRUSTEES
     ------------------------------------------------------------------------------
     Lynn L. Anderson,                      None                       None
     Chairman of the Board
     and President

     Agustin J. Fleites, Chief              None                       None
     Executive Officer and
     Trustee

     William L. Marshall,             $   29,496              $     108,535
     Trustee

     Steven J. Mastrovich,            $   28,256              $     105,482
     Trustee

     Patrick J. Riley, Trustee        $   29,349              $     108,636

     Richard D. Shirk, Trustee        $   29,235              $     107,958

     Bruce D. Taber, Trustee          $   29,727              $     108,977

     Henry W. Todd, Trustee           $   30,763              $     112,387

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                         AGGREGATE DOLLAR RANGE
                                                                                         OF EQUITY SECURITIES IN
                                                                                             ALL REGISTERED
                                                                                           INVESTMENT COMPANIES
                                                                                         OVERSEEN BY TRUSTEES IN
                                                                                           FAMILY OF INVESTMENT
TRUSTEE                         DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                  COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000        $10,001-$50,000
                                Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    All Funds                             $0                          $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000       $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000          Over $100,000
                                Aggressive Equity Fund                $10,001-$50,000
                                International Stock Selection         $50,001-$100,000
                                Fund
                                Emerging Markets Fund                 $50,001-$100,000
                                Core Opportunities Fund               Over $100,000

                                Small Cap Fund                        Over $100,000
                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000        $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000        $50,001-$100,000
                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                          $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- GFAS Control Account MT01, State Street Bank, PO Box 1992, Quincy, MA 02171--90.35%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:

     2004                       2003                     2002
     --------------------------------------------------------------------
     $  20,607,221              $  13,376,683            $  9,075,961


Through December 31, 2010, the Advisor has contractually agreed to waive .5% of its .15% advisory fee, which amounted to the following for the last three fiscal years ended August 31:


     2004                       2003                     2002
     --------------------------------------------------------------------
     $  2,147,928               $  4,458,894             $  3,025,320


In addition, through December 31, 2005, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of .20% of average daily net assets, which amounted to the following for the last three fiscal years ended August 31:


     2004                       2003                     2002
     --------------------------------------------------------------------
     $  6,869,074               $  1,642,568             $  1,189,504

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


     2004                       2003                     2002
     --------------------------------------------------------------------
     $  4,184,898               $  2,748,032             $  1,873,424

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation. $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:

     2002
     -------------
     $  520,954

Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


     2004                       2003                     2002
     ------------------------------------------------------------------
     $  2,764,608               $  2,025,037             $  619,409


For fiscal 2004, these amounts are reflective of the following individual payments:


     Advertising                       $       689,040
     Printing                                   79,512
     Compensation to Dealers                     4,925
     Compensation to Sales Personnel         1,119,584
     Other(1)                                  871,547
                                       ---------------
     Total                             $     2,764,608
                                       ===============

Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

     2004                       2003                     2002
     --------------------------------------------------------------------
     $  3,435,211               $  2,229,447             $  1,512,660

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 16, 2004, the Funds' Board of Trustees, upon the recommendation of the Audit Committee, voted to appoint Deloitte & Touche LLP as their independent registered public accounting firm for the fiscal year ending August 31, 2005, subject to Deloitte & Touche LLP's satisfaction with new client procedures. Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116. Through the fiscal year ending August 31, 2004, PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP's report on the Funds' financial statements for the fiscal year ending August 31, 2004, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows:


                                               PRINCIPAL
                                                ($000)
                                         --------------------
     Lehman Brothers Inc.                      95,869,872
     Warburg Dillon Read                       48,877,298
     Deutsche Bank Securities                  40,957,678
     Bank of America National Trust            40,660,790
     Goldman Sachs & Co.                       30,198,605
     JP Morgan Securities Inc.                 28,593,237
     Countrywide Securities Corp.              26,047,517
     Credit Suisse First Boston                25,944,337
     Lummis & Co.                              24,156,556
     Morgan Stanley Co. Inc.                   23,277,652

The Prime Money Market Fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines net asset value per share once each business day at 4 p.m. Eastern time.

A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days. Currently, the fund is open every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Good Friday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

It is the fund's policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on the fund's shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2004, the fund had a net tax basis capital loss carryover in the following amount, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration date as indicated below, whichever occurs first:


         CARRYOVER AMOUNT            EXPIRATION DATE
         -----------------------------------------------
         $    28,279                 August 31, 2009

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

        P(1+T)(TO THE POWER OF n) = ERV

        where: P =      a hypothetical initial payment of $1,000
               T =      average annual total return
               n =      number of years

               ERV =    ending redeemable value of a $1,000 payment made at
                          the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The current annualized yield of the fund may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

         EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(TO THE POWER OF 365/7)]-1

The following are the fund's current and effective yields for the seven-day period ended August 31, 2004:


         Current Yield              1.31%
         Effective Yield            1.51%

The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the fund.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

        Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

        A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

        A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

            -    Leading market positions in well-established industries.

            -    High rates of return on funds employed.

            - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

            - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

            - Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

        Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

        A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

        F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

        F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

          APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2) provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4) matches proxies received with holdings as of record date;
   5) reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7) documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

   - Against offers when there are prospects for an enhanced bid or other bidders

   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                             PRIME MONEY MARKET FUND

                                 CLASS T SHARES

                                DECEMBER 20, 2004

                       (AS SUPPLEMENTED JANUARY 28, 2005)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 20, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                                         3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                                     3

   INVESTMENT STRATEGIES                                                                                             3
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                             7
   INVESTMENT RESTRICTIONS                                                                                           7

MANAGEMENT OF THE FUND                                                                                               9

   BOARD OF TRUSTEES AND OFFICERS                                                                                    9
   COMPENSATION                                                                                                     13
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003                   14
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                           15

INVESTMENT ADVISORY AND OTHER SERVICES                                                                              15

   ADVISOR                                                                                                          15
   ADMINISTRATOR                                                                                                    16
   CUSTODIAN AND TRANSFER AGENT                                                                                     17
   DISTRIBUTOR                                                                                                      18
   CODE OF ETHICS                                                                                                   18
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                                         18
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                                    20
   LEGAL COUNSEL                                                                                                    20

BROKERAGE PRACTICES AND COMMISSIONS                                                                                 20

PRICING OF FUND SHARES                                                                                              22

TAXES                                                                                                               22

CALCULATION OF PERFORMANCE DATA                                                                                     23

ADDITIONAL INFORMATION                                                                                              24

   SHAREHOLDER MEETINGS                                                                                             24
   CAPITALIZATION AND VOTING                                                                                        24
   FEDERAL LAW AFFECTING STATE STREET                                                                               24
   PROXY VOTING POLICY                                                                                              24
   MASSACHUSETTS BUSINESS TRUST                                                                                     25

FINANCIAL STATEMENTS                                                                                                25

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                                                                        26

   RATINGS OF DEBT INSTRUMENTS                                                                                      26
   RATINGS OF COMMERCIAL PAPER                                                                                      26

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                         28

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

MONEY MARKET INSTRUMENTS. A money market fund expects to maintain, but does not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its fund shares at "amortized cost." A money market fund will maintain a dollar-weighted average maturity of 90 days or less. A fund will invest in securities maturing within 397 days or less at the time of the trade date or such other date upon which a fund's interest in a security is subject to market action. A money market fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the fund's securities. The procedures also address such matters as diversification and credit quality of the securities the fund purchases and were designed to ensure compliance by the fund with the requirements of Rule 2a-7 of the Investment Company Act of 1940 (1940 Act).

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which each fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each fund may purchase US Government obligations on a forward commitment basis. The funds may also purchase Treasury Inflation-Protection Securities, a type of inflation-indexed Treasury security. Treasury Inflation Protected Securities provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers ("CPI-U").

VARIABLE AND FLOATING RATE SECURITIES. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus,

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

MORTGAGE-RELATED SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

     2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

     3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

ILLIQUID SECURITIES. The fund may not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

STRIPPED (ZERO COUPON) SECURITIES. The fund may invest in stripped securities, which are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal securities issued by the US Treasury are recorded in the Federal Reserve book-entry record-keeping system. Because stripped securities do not pay current income, their prices can be very volatile when interest rates change. The fund may invest no more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

MONEY MARKET INSURANCE. The fund participates in a financial guaranty insurance policy agreement with a monoline stock insurance company solely with other money market funds advised by the Advisor. The policy provides insurance coverage for specified types of losses on certain money market instruments held by a participating fund, including losses from nonpayment of principal or interest or a bankruptcy or insolvency of the issuer or credit support provider, if any. The insurance does not cover losses resulting from changes in interest rates or other market developments. A participating fund is charged an annual premium for the insurance coverage and may be subject to a special assessment if covered losses exceed certain levels. A participating fund is subject to limits on the amount it may recover and may incur losses regardless of the insurance.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer, No compensation or other consideration is paid as a part of any such arrangement.

d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following fundamental investment restrictions, each of which applies at the time an investment is made and may not be changed without a vote of a majority of the funds shareholders. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of US banks and US branches of foreign banks are not considered a single industry for purposes of this restriction.

     2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph
          (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     7. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

     8. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     9. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     10. Purchase interests in oil, gas or other mineral exploration or development programs.

     11.  Purchase or sell commodities or commodity futures contracts.

     12. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     13. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     14. Make investments for the purpose of gaining control of an issuer's management.

     15. Purchase the securities of any issuer if the Investment Company's officers, Directors, Advisor or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

     16. Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the funds' total assets would be invested in such securities, except that the funds may invest in securities of a particular issuer to the extent their respective underlying indices invest in that issuer.

     17. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street              -    Interested Person        (institutional financial consultant);
Tacoma, WA 98402               of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                         (as defined in           Management Company (investment management); and
                               the 1940 Act) due        Frank Russell Investment Company and Russell
                               to his employment        Investment Funds (registered investment companies);
                               by the parent       -    Chairman of the Board and Chief Executive Officer,
                               company of the           Russell Fund Distributors, Inc. (mutual fund
                               Administrator            broker-dealer and underwriter) and Frank Russell
                          -    Chairman of the          Trust Company; and
                               Board and           -    Director, Russell Insurance Agency, Inc. (manager
                               President                of investment companies); Frank Russell
                          -    Member,                  Investments (UK) Limited (unit trust management);
                               Governance               and Frank Russell Asset Management (Cayman) II LLC
                               Committee                (limited partnership investment).
                          -    Member, Valuation
                               Committee

Agustin J. Fleites        -    Principal           -    2002 to Present, President, SSgA Funds Management,        27
State Street Financial         Executive Officer        Inc. (investment advisor);
Center                         and Chief           -    2001 to Present, Senior Principal, State Street
One Lincoln Street             Executive Officer        Global Advisors; Managing Director, Advisor
Boston, MA 02111-2900          since 2003               Strategies (investment management);
Age 39                    -    Trustee since       -    1999 to 2001, Principal, Head of Exchange Traded
                               November 2004            Funds, Offshore Funds and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation
                                                        Strategies.

INDEPENDENT TRUSTEES

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.        -    27
33 West Court Street      -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901           Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                    -    Member,                  Inc. (a registered investment advisor and provider
                               Governance               of financial and related consulting services);
                               Committee           -    Certified Financial Planner and Member, Financial
                          -    Member, Valuation        Planners Association; and
                               Committee           -    Registered Representative and Principal for
                                                        Securities with Cambridge Investment Research,
                                                        Inc., Fairfield, Iowa.

Steven J. Mastrovich      -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree         -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                         Committee                Management (private real estate investment for
Westwood, MA 02090        -    Member,                  clients primarily outside of the US to locate
Age 48                         Governance               private real estate investments in the US);
                               Committee           -    January 2000 to September 2000, Managing Director,
                          -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                               Committee                services);
                                                   -    From 1998 to 2000, President, Key Global Capital,
                                                        Inc. (provider of equity and mezzanine capital to
                                                        real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick, Freed
                                                        & Gesmer (law firm).

Patrick J. Riley          -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place       -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road              Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         -    Member,                  L.L.P. (law firm); and
Age 56                         Governance          -    Director, SSgA Cash Management Fund plc; and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

Richard D. Shirk          -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE    -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877         Committee           -    1996 to March 2001, President and Chief Executive
Age 59                    -    Member,                  Officer, Cerulean Companies, Inc. (holding
                               Governance               company);
                               Committee           -    1992 to March 2001, President and Chief Executive
                          -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                               Committee                association for independent Blue Cross and Blue
                                                        Shield health care plans);
                                                   -    1993 to November 2001, Chairman and Board

                                                        Member, Georgia Caring for Children Foundation
                                                        (private foundation);
                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road         -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921              Committee                and services company); and
Age 61                    -    Member,             -    Director, SSgA Cash Management Fund plc and State
                               Governance               Street Global Advisors Ireland, Ltd. (investment
                               Committee                companies).
                          -    Member, Valuation
                               Committee

Henry W. Todd             -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive         -    Member, Audit            (flavorings manufacturer);
Montgomeryville, PA            Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                     -    Member,                  in vanilla flavoring); and
Age 57                         Governance          -    Director, SSgA Cash Management Fund plc and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

PRINCIPAL OFFICERS

                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
J. David Griswold         -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                   and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA 98402               since 1994;         -    Assistant Secretary and Associate General Counsel, Director - Global
Age 47                    -    Chief Legal              Regulatory Policy, Frank Russell Investment Management Company
                               Officer since 2003       (investment management);
                                                   -    Director - Global Regulatory Policy, Russell Real Estate Advisors, Inc.
                                                        (investment management);
                                                   -    Assistant Secretary and Associate General Counsel, Frank Russell
                                                        Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds); Russell Fund Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial         since 2002               advisor);
Center                                             -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                      management);
Boston, MA 02111-2900                              -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                  financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust
                                                        (registered investment company).

Mark E. Swanson           -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                   Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402               Accounting               company); and
Age 41                         Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini        -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial         Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                      and
Boston, MA 02111-2900                              -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                  Compliance Consulting Group, PricewaterhouseCoopers.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.

The aggregate compensation information shown below is for the original SSgA Prime Money Market Fund class (referred to as the "Institutional Class") for the fiscal year ending August 31, 2004:


                                                                           FISCAL 2004 TOTAL
                                                                      COMPENSATION FROM FUND AND
                                         FISCAL 2004 AGGREGATE           FUND COMPLEX PAID TO
               NAME/POSITION             COMPENSATION FROM FUND                TRUSTEES
       ---------------------------------------------------------------------------------------------
       Lynn L. Anderson, Chairman                 None                            None
       of the Board and President

       Agustin J. Fleites, Chief                  None                            None
       Executive Officer and Trustee

       William L. Marshall,                 $   29,496                      $  108,535

       Trustee

       Steven J. Mastrovich, Trustee        $   28,256                      $  105,482

       Patrick J. Riley, Trustee            $   29,349                      $  108,636

       Richard D. Shirk, Trustee            $   29,235                      $  107,958

       Bruce D. Taber, Trustee              $   29,727                      $  108,977

       Henry W. Todd, Trustee               $   30,763                      $  112,387

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                               AGGREGATE DOLLAR RANGE
                                                                                               OF EQUITY SECURITIES IN
                                                                                                   ALL REGISTERED
                                                                                                INVESTMENT COMPANIES
                                                                                               OVERSEEN BY TRUSTEES IN
                                                                                                FAMILY OF INVESTMENT
          TRUSTEE                    DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                   COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000                $10,001-$50,000
                                Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    All Funds                             $0                                   $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000              $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000                 Over $100,000
                                Aggressive Equity Fund                $10,001-$50,000
                                International Stock Selection         $50,001-$100,000
                                Fund
                                Emerging Markets Fund                 $50,001-$100,000
                                Core Opportunities Fund               Over $100,000
                                Small Cap Fund                        Over $100,000
                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000                $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000               $50,001-$100,000
                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                                   $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company ("State Street") may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of any class of shares of the fund in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of any class of shares of the fund's voting securities.

Frank Russell Investment Management Company ("Administrator"), Investment Company's administrator, will be the sole shareholder of the Class R Shares of the fund until such time as the fund has public shareholders and therefore may be deemed a controlling person.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

-

-

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The management fee of the Class T Shares is the same as the management fee of the Institutional Class. Therefore, the management fee is allocated equally among classes and shareholders.

The Institutional Class accrued the following expenses to Advisor for the fiscal years ended August 31:


      2004                          2003                      2002
      -----------------------------------------------------------------------
      $  20,607,221                 $  13,376,683             $  9,075,961

Through December 31, 2010, the Advisor has contractually agreed to waive .5% of its .15% advisory fee, which amounted to the following for the last three fiscal years ended August 31:


      2004                          2003                      2002
      -----------------------------------------------------------------------
      $  2,147,928                  $  4,458,894              $  3,025,320


The Advisor has agreed to reimburse the fund for all expenses in excess of .80% of average daily net assets on an annual basis. The Advisor has contractually agreed to this reimbursement through December 31, 2005.

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Institutional Class accrued the following expenses to Administrator for the fiscal years ended August 31:


      2004                          2003                      2002
      -----------------------------------------------------------------------
      $  4,184,898                  $  2,748,032              $  1,873,424

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation. $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the fund has adopted an active distribution service plan providing payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the fund's principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the fund by enabling the fund to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992, which was restated to reflect the change of distributor and to update current operations on April 9, 2002, for the original SSgA Funds' class (referred to herein as the Institutional Class). The Board of Trustees adopted a distribution plan for Class T Shares of the fund on July 14, 2003 (the Plan) which is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Plan each fund pays the Distributor a fee not to exceed 0.55% of the fund's average net asset value per year, for distribution, shareholder and administrative services provided to the fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a fund are not permitted by the Plan to exceed .50% of the fund's average net asset value per year. Payments to the Distributor for distribution and shareholder services to a fund are not permitted by the Plan to exceed 0.05% of the fund's average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

The Plan does not provide for the fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor, to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Financial Intermediaries. Under the Service Agreements, the Financial Intermediaries may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Financial Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Financial Intermediaries may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.50% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Institutional Class accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) for the fiscal years ended August 31:


      2002
      --------------
      $   520,954


Since March 1, 2002, the Institutional Class fund accrued the following expenses to the Distributor (State Street Global Markets, LLC) for the fiscal year ended August 31:

      2004                          2003                      2002
      -----------------------------------------------------------------------
      $  2,764,608                  $  2,025,037              $    619,409


For fiscal 2004, these amounts are reflective of the following individual payments:


      Advertising                                     $        689,040
      Printing                                                  79,512
      Compensation to Dealers                                    4,925
      Compensation to Sales Personnel                        1,119,584
      Other(1)                                                 871,547
                                                      ----------------
      Total                                           $      2,764,608
                                                      ================


The Institutional Class accrued expenses in the following amount to State Street, under a Service Agreement pursuant to Rule 12b-1, for the fiscal years ended August 31:


      2004                          2003                      2002
      -----------------------------------------------------------------------
      $  3,435,211                  $  2,229,447              $  1,512,660

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 16, 2004, the Funds' Board of Trustees, upon the recommendation of the Audit Committee, voted to appoint Deloitte & Touche LLP as their independent registered public accounting firm for the fiscal year ending August 31, 2005, subject to Deloitte & Touche LLP's satisfaction with new client procedures. Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116. Through the fiscal year ending August 31, 2004, PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP's report on the Funds' financial statements for the fiscal year ending August 31, 2004, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The following information with respect to brokerage pertains to the Institutional Class:

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows:

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows:


                                                            PRINCIPAL
                                                              ($000)
                                                      --------------------
      Lehman Brothers Inc.                                  95,869,872
      Warburg Dillon Read                                   48,877,298
      Deutsche Bank Securities                              40,957,678
      Bank of America National Trust                        40,660,790
      Goldman Sachs & Co.                                   30,198,605
      JP Morgan Securities Inc.                             28,593,237
      Countrywide Securities Corp.                          26,047,517
      Credit Suisse First Boston                            25,944,337
      Lummis & Co.                                          24,156,556
      Morgan Stanley Co. Inc.                               23,277,652

The Prime Money Market Fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Class T Shares are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional investors which in a fiduciary or agency capacity. The fund determines net asset value per share once each business day at 4 p.m. Eastern time.

A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days. Currently, the fund is open every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Good Friday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

It is the fund's policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on the fund's shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2004, the Institutional Class had a net tax basis capital loss carryover in the following amount, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration date as indicated below, whichever occurs first:


      CARRYOVER AMOUNT            EXPIRATION DATE
      ------------------------------------------------
      $     28,279                August 31, 2009

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

     P(1+T)(TO THE POWER OF n) = ERV

     where:       P =      a hypothetical initial payment of $1,000
                  T =      average annual total return
                  n =      number of years
                  ERV =    ending redeemable value of a $1,000 payment made at
                             the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The current annualized yield of the fund may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

     EFFECTIVE YIELD = [(BASE PERIOD RETURN +1)(TO THE POWER OF 365/7)]-1

The following are the Institutional Class's current and effective yields for the seven-day period ended August 31, 2004:


     Current Yield              1.31%

     Effective Yield            1.51%

The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the fund.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The Investment Company is authorized to divide shares of any fund into two or more classes of shares. The shares of each fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any fund may have separate voting rights or no voting rights. Each class of shares of a fund is entitled to the same rights and privileges as all other classes of the fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the fund's portfolio securities. The SSgA Funds have three classes of shares. The SSgA Prime Money Market Fund and the SSgA US Treasury Money Market Fund each have Class T Shares. The SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds each have Class R Shares.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               -    Leading market positions in well-established industries.

               -    High rates of return on funds employed.

               - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

         F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

         F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

          APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2) provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4) matches proxies received with holdings as of record date;
   5) reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7) documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

   - Against offers when there are prospects for an enhanced bid or other bidders

   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                 SMALL CAP FUND

                                DECEMBER 20, 2004

                       (AS SUPPLEMENTED JANUARY 28, 2005)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 20, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                              3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                          3

  INVESTMENT STRATEGIES                                                                                   3
  HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                    6
  SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                   9
  INVESTMENT RESTRICTIONS                                                                                 9
  TEMPORARY DEFENSIVE POSITION                                                                           11
  PORTFOLIO TURNOVER                                                                                     11

MANAGEMENT OF THE FUND                                                                                   11

  BOARD OF TRUSTEES AND OFFICERS                                                                         11
  COMPENSATION                                                                                           16
  EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003         17
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                 17

INVESTMENT ADVISORY AND OTHER SERVICES                                                                   18

  ADVISOR                                                                                                18
  ADMINISTRATOR                                                                                          19
  CUSTODIAN AND TRANSFER AGENT                                                                           20
  DISTRIBUTOR                                                                                            20
  CODE OF ETHICS                                                                                         21
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                               21
  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                          23
  LEGAL COUNSEL                                                                                          23

BROKERAGE PRACTICES AND COMMISSIONS                                                                      23


PRICING OF FUND SHARES                                                                                   25

TAXES                                                                                                    26

CALCULATION OF PERFORMANCE DATA                                                                          26


ADDITIONAL INFORMATION                                                                                   27

  SHAREHOLDER MEETINGS                                                                                   27
  CAPITALIZATION AND VOTING                                                                              27
  FEDERAL LAW AFFECTING STATE STREET                                                                     28
  PROXY VOTING POLICY                                                                                    28
  MASSACHUSETTS BUSINESS TRUST                                                                           28

FINANCIAL STATEMENTS                                                                                     29

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                                                             30

  RATINGS OF DEBT INSTRUMENTS                                                                            30
  RATINGS OF COMMERCIAL PAPER                                                                            30

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                              32

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE RUSSELL 2000(R) INDEX. The fund will measure its performance against the Russell 2000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The average market capitalization is approximately $88 million, and the total market capitalization range is approximately $68 million to $2.35 billion.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market

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(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers if delivered to the fund in connection with debt securities held by the fund. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

DEBT SECURITIES. The fund may also invest in debt securities with broad credit ratings that may or may not be investment grade. Debt will typically represent less than 5% of the fund's assets. Debt securities are subject to market and credit risk. Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RISKS

FOREIGN INVESTMENTS. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties. Because some of the fund's securities may be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. ADRs are subject to all the above risks, except the imposition of exchange controls and currency fluctuations during the settlement period.

Foreign investments in the Small Cap Fund will be minimal.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer, No compensation or other consideration is paid as a part of any such arrangement.

d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 15 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, a fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     8. Engage in the business of underwriting securities issued by others, except that a fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     15. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund's portfolio turnover rate may also be affected by participation in initial public offerings (IPOs). The fund is authorized to participate in IPOs and then immediately sell the security in the aftermarket. This practice could result in active and frequent trading of portions of the fund's portfolio and an increase in the fund's portfolio turnover rate.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31:


     2004                      2003                   2002
     ----------------------------------------------------------
       122.11%                   114.42%                80.16%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street              -    Interested Person        (institutional financial consultant);
Tacoma, WA 98402               of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                         (as defined in           Management Company (investment management); and
                               the 1940 Act) due        Frank Russell Investment Company and Russell
                               to his employment        Investment Funds (registered investment companies);
                               by the parent       -    Chairman of the Board and Chief Executive Officer,
                               company of the           Russell Fund Distributors, Inc. (mutual fund
                               Administrator            broker-dealer and underwriter) and Frank Russell
                          -    Chairman of the          Trust Company; and
                               Board and           -    Director, Russell Insurance Agency, Inc. (manager
                               President                of investment companies); Frank Russell
                          -    Member,                  Investments (UK) Limited (unit trust management);
                               Governance               and Frank Russell Asset Management (Cayman) II LLC
                               Committee                (limited partnership investment).
                          -    Member, Valuation
                               Committee

Agustin J. Fleites        -    Principal           -    2002 to Present, President, SSgA Funds Management,        27
State Street Financial         Executive Officer        Inc. (investment advisor);
Center                         and Chief           -    2001 to Present, Senior Principal, State Street
One Lincoln Street             Executive Officer        Global Advisors; Managing Director, Advisor
Boston, MA 02111-2900          since 2003               Strategies (investment management);
Age 39                    -    Trustee since       -    1999 to 2001, Principal, Head of Exchange Traded
                               November 2004            Funds, Offshore Funds and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation
                                                        Strategies.

INDEPENDENT TRUSTEES

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.        -    27
33 West Court Street      -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901           Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                    -    Member,                  Inc. (a registered investment advisor and provider
                               Governance               of financial and related consulting services);
                               Committee           -    Certified Financial Planner and Member, Financial
                          -    Member, Valuation        Planners Association; and
                               Committee           -    Registered Representative and Principal for
                                                        Securities with Cambridge Investment Research,
                                                        Inc., Fairfield, Iowa.

Steven J. Mastrovich      -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree         -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                         Committee                Management (private real estate investment for
Westwood, MA 02090        -    Member,                  clients primarily outside of the US to locate
Age 48                         Governance               private real estate investments in the US);
                               Committee           -    January 2000 to September 2000, Managing Director,
                          -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                               Committee                services);
                                                   -    From 1998 to 2000, President, Key Global Capital,
                                                        Inc. (provider of equity and mezzanine capital to
                                                        real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick,
                                                        Freed & Gesmer (law firm).

Patrick J. Riley          -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place       -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road              Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         -    Member,                  L.L.P. (law firm); and
Age 56                         Governance          -    Director, SSgA Cash Management Fund plc; and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

Richard D. Shirk          -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE    -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877         Committee           -    1996 to March 2001, President and Chief Executive
Age 59                    -    Member,                  Officer, Cerulean Companies, Inc. (holding
                               Governance               company);
                               Committee           -    1992 to March 2001, President and Chief Executive
                          -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                               Committee                association for independent Blue Cross and Blue
                                                        Shield health care plans);
                                                   -    1993 to November 2001, Chairman and Board Member,
                                                        Georgia Caring for Children Foundation (private
                                                        foundation);
                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road         -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921              Committee                and services company); and
Age 61                    -    Member,             -    Director, SSgA Cash Management Fund plc and State
                               Governance               Street Global Advisors Ireland, Ltd. (investment
                               Committee                companies).
                          -    Member, Valuation
                               Committee

Henry W. Todd             -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive         -    Member, Audit            (flavorings manufacturer);
Montgomeryville, PA            Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                     -    Member,                  in vanilla flavoring); and
Age 57                         Governance          -    Director, SSgA Cash Management Fund plc and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

PRINCIPAL OFFICERS

                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
J. David Griswold         -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                   and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA 98402               since 1994;         -    Assistant Secretary and Associate General Counsel, Director - Global
Age 47                    -    Chief Legal              Regulatory Policy, Frank Russell Investment Management Company
                               Officer since 2003       (investment management);
                                                   -    Director - Global Regulatory Policy, Russell Real Estate Advisors, Inc.
                                                        (investment management);
                                                   -    Assistant Secretary and Associate General Counsel, Frank Russell
                                                        Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds); Russell Fund Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial         since 2002               advisor);
Center                                             -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                      management);
Boston, MA 02111-2900                              -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                  financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                   Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402               Accounting               company); and
Age 41                         Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini        -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk

State Street Financial         Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                      and
Boston, MA 02111-2900                              -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                  Compliance Consulting Group, PricewaterhouseCoopers.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.


                                                            FISCAL 2004 TOTAL
                                                        COMPENSATION FROM FUND AND
                                FISCAL 2004 AGGREGATE     FUND COMPLEX PAID TO
     NAME/POSITION              COMPENSATION FROM FUND          TRUSTEES
     -----------------------------------------------------------------------------

     Lynn L. Anderson, Chairman             None                      None
     of the Board and President

     Agustin J. Fleites, Chief              None                      None
     Executive Officer and Trustee

     William L. Marshall, Trustee     $    2,997               $   108,535

     Steven J. Mastrovich, Trustee    $    2,954               $   105,482

     Patrick J. Riley, Trustee        $    2,988               $   108,636

     Richard D. Shirk, Trustee        $    2,987               $   107,958

     Bruce D. Taber, Trustee          $    3,003               $   108,977

     Henry W. Todd, Trustee           $    3,031               $   112,387

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                         AGGREGATE DOLLAR RANGE
                                                                                         OF EQUITY SECURITIES IN
                                                                                             ALL REGISTERED
                                                                                          INVESTMENT COMPANIES
                                                                                         OVERSEEN BY TRUSTEES IN
                                                                                           FAMILY OF INVESTMENT
          TRUSTEE                  DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND               COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000        $10,001-$50,000
                                Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    All Funds                             $0                            $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000       $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000          Over $100,000
                                Aggressive Equity Fund                $10,001-$50,000
                                International Stock Selection         $50,001-$100,000
                                Fund
                                Emerging Markets Fund                 $50,001-$100,000
                                Core Opportunities Fund               Over $100,000
                                Small Cap Fund                        Over $100,000
                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000        $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000        $50,001-$100,000
                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                            $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

-    Airstream & Co., PO Box 1992, Boston, MA 02105-1992--78.71%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:


     2004                      2003                   2002
     ------------------------------------------------------------
     $ 3,814,162               $ 1,953,742            $ 2,186,714

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


     2004                         2003                   2002
     -----------------------------------------------------------
     $  171,562                $  111,802             $  135,379

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation. $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation.

Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:

     2002
     ---------
     $  65,670

Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


     2004                      2003                   2002
     ----------------------------------------------------------
     $  133,762                $  69,645              $  60,097


For fiscal 2004, these amounts are reflective of the following individual payments:

     Advertising                        $     26,971
     Printing                                  3,057
     Compensation to Dealers                  19,198
     Compensation to Sales Personnel          51,269
     Other(1)                                 33,267
                                        ------------
     Total                              $    133,762
                                        ============

Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:


     2004                      2003                   2002
     -----------------------------------------------------------
     $  127,159                $  64,490              $   71,897


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 16, 2004, the Funds' Board of Trustees, upon the recommendation of the Audit Committee, voted to appoint Deloitte & Touche LLP as their independent registered public accounting firm for the fiscal year ending August 31, 2005, subject to Deloitte & Touche LLP's satisfaction with new client procedures. Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116. Through the fiscal year ending August 31, 2004, PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP's report on the Funds' financial statements for the fiscal year ending August 31, 2004, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Advisor paid the following total brokerage commissions during the last three fiscal years ended August 31:


     2004                      2003                   2002
     ----------------------------------------------------------
     $ 2,113,523               $ 1,367,032            $ 724,981


Of the total brokerage commissions paid, an affiliated broker/dealer(s) received the following during the last three fiscal years ended August 31:


     2004                      2003                   2002
     ----------------------------------------------------------
     $   0                     $   4,371              $   5,135


Relating to the total brokerage commissions paid by the Advisor for fiscal 2004, the percentage of brokerage commissions received by an affiliated broker/dealer amounted to 0% of the total.

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was 0% for the fiscal year ended August 31, 2004.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows:


                                                      PRINCIPAL        COMMISSIONS
                                                       ($000)            ($000)
                                                 ---------------------------------
     Investment Technology Group Inc.                  433,782             405
     Instinet                                          298,828             414

     Morgan Stanley Co. Inc.                           160,115             385
     Credit Suisse First Boston                        119,887             270
     UBS Warburg LLC                                    84,719             205
     Liquidnet Inc.                                     51,042              70
     Lehman Brothers Inc.                               48,922             115
     UBS Securities LLC                                 33,373              67
     Charles Schwab Co. Inc.                            16,731              50
     Knight Securities                                  10,833              31

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.


The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                             P(1+T)(TO THE POWER OF n) = ERV

        where:  P =     a hypothetical initial payment of $1,000
                T =     average annual total return
                n =     number of years
                ERV =   ending redeemable value of a hypothetical
                        $1,000 payment made at the
                        beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                                P(1+T)(TO THE POWER OF n) = ATV SUB(D)

        where:  P =           a hypothetical initial payment of $1,000
                T =           average annual total return (after taxes on
                              distributions)
                n =           number of years
                ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods
                              (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                       AVERAGE ANNUAL TOTAL RETURN
         --------------------------------------------------------
         ONE YEAR ENDING   FIVE YEARS ENDING   TEN YEARS ENDING
         AUGUST 31, 2004   AUGUST 31, 2004     AUGUST 31, 2004(1)
         --------------------------------------------------------
           11.87%            7.06%               10.21%

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

----------
(1)  The fund commenced operations on July 1, 1992.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               -    Leading market positions in well-established industries.

               -    High rates of return on funds employed.

               - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

         F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

         F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

          APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2) provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4) matches proxies received with holdings as of record date;
   5) reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7) documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

   - Against offers when there are prospects for an enhanced bid or other bidders

   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                 SMALL CAP FUND

                                 CLASS R SHARES

                                DECEMBER 20, 2004

                       (AS SUPPLEMENTED JANUARY 28, 2005)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 20, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                             3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                         3

   INVESTMENT STRATEGIES                                                                                 3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                  6
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                 9
   INVESTMENT RESTRICTIONS                                                                               9
   TEMPORARY DEFENSIVE POSITION                                                                         11
   PORTFOLIO TURNOVER                                                                                   11

MANAGEMENT OF THE FUND                                                                                  11

   BOARD OF TRUSTEES AND OFFICERS                                                                       11
   COMPENSATION                                                                                         16
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003       17
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                               17

INVESTMENT ADVISORY AND OTHER SERVICES                                                                  18

   ADVISOR                                                                                              18
   ADMINISTRATOR                                                                                        19
   CUSTODIAN AND TRANSFER AGENT                                                                         20
   DISTRIBUTOR                                                                                          21
   CODE OF ETHICS                                                                                       21
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                             21
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                        23
   LEGAL COUNSEL                                                                                        23

BROKERAGE PRACTICES AND COMMISSIONS                                                                     23

PRICING OF FUND SHARES                                                                                  24

TAXES                                                                                                   25

CALCULATION OF PERFORMANCE DATA                                                                         26

ADDITIONAL INFORMATION                                                                                  27

   SHAREHOLDER MEETINGS                                                                                 27
   CAPITALIZATION AND VOTING                                                                            27
   FEDERAL LAW AFFECTING STATE STREET                                                                   28
   PROXY VOTING POLICY                                                                                  28
   MASSACHUSETTS BUSINESS TRUST                                                                         28

FINANCIAL STATEMENTS                                                                                    29

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                                                            30

   RATINGS OF DEBT INSTRUMENTS                                                                          30
   RATINGS OF COMMERCIAL PAPER                                                                          30

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                             32

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE RUSSELL 2000(R) INDEX. The fund will measure its performance against the Russell 2000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The average market capitalization is approximately $88 million, and the total market capitalization range is approximately $68 million to $2.35 billion.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market

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(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers if delivered to the fund in connection with debt securities held by the fund. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

DEBT SECURITIES. The fund may also invest in debt securities with broad credit ratings that may or may not be investment grade. Debt will typically represent less than 5% of the fund's assets. Debt securities are subject to market and credit risk. Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RISKS

FOREIGN INVESTMENTS. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties. Because some of the fund's securities may be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. ADRs are subject to all the above risks, except the imposition of exchange controls and currency fluctuations during the settlement period.

Foreign investments in the Small Cap Fund will be minimal.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer, No compensation or other consideration is paid as a part of any such arrangement.

d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 15 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

 1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

 2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

 3. Pledge, mortgage or hypothecate its assets. However, a fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

 4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

 5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

 6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

 7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

 8. Engage in the business of underwriting securities issued by others, except that a fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

 9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

 10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

 11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

 12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

 13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

 14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

 15. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund's portfolio turnover rate may also be affected by participation in initial public offerings (IPOs). The fund is authorized to participate in IPOs and then immediately sell the security in the aftermarket. This practice could result in active and frequent trading of portions of the fund's portfolio and an increase in the fund's portfolio turnover rate.

The fund had the following portfolio turnover rate during the fiscal years ended August 31:


     2004
     ------
     122.11%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street              -    Interested Person        (institutional financial consultant);
Tacoma, WA 98402               of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                         (as defined in           Management Company (investment management); and
                               the 1940 Act) due        Frank Russell Investment Company and Russell
                               to his employment        Investment Funds (registered investment companies);
                               by the parent       -    Chairman of the Board and Chief Executive Officer,
                               company of the           Russell Fund Distributors, Inc. (mutual fund
                               Administrator            broker-dealer and underwriter) and Frank Russell
                          -    Chairman of the          Trust Company; and
                               Board and           -    Director, Russell Insurance Agency, Inc. (manager
                               President                of investment companies); Frank Russell
                          -    Member,                  Investments (UK) Limited (unit trust management);
                               Governance               and Frank Russell Asset Management (Cayman) II LLC
                               Committee                (limited partnership investment).
                          -    Member, Valuation
                               Committee

Agustin J. Fleites        -    Principal           -    2002 to Present, President, SSgA Funds Management,        27
State Street Financial         Executive Officer        Inc. (investment advisor);
Center                         and Chief           -    2001 to Present, Senior Principal, State Street
One Lincoln Street             Executive Officer        Global Advisors; Managing Director, Advisor
Boston, MA 02111-2900          since 2003               Strategies (investment management);
Age 39                    -    Trustee since       -    1999 to 2001, Principal, Head of Exchange Traded
                               November 2004            Funds, Offshore Funds and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation
                                                        Strategies.

INDEPENDENT TRUSTEES

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.        -    27
33 West Court Street      -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901           Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                    -    Member,                  Inc. (a registered investment advisor and provider
                               Governance               of financial and related consulting services);
                               Committee           -    Certified Financial Planner and Member, Financial
                          -    Member, Valuation        Planners Association; and
                               Committee           -    Registered Representative and Principal for
                                                        Securities with Cambridge Investment Research,
                                                        Inc., Fairfield, Iowa.

Steven J. Mastrovich      -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree         -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                         Committee                Management (private real estate investment for
Westwood, MA 02090        -    Member,                  clients primarily outside of the US to locate
Age 48                         Governance               private real estate investments in the US);
                               Committee           -    January 2000 to September 2000, Managing Director,
                          -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                               Committee                services);
                                                   -    From 1998 to 2000, President, Key Global Capital,
                                                        Inc. (provider of equity and mezzanine capital to
                                                        real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick,
                                                        Freed & Gesmer (law firm).

Patrick J. Riley          -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place       -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road              Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         -    Member,                  L.L.P. (law firm); and
Age 56                         Governance          -    Director, SSgA Cash Management Fund plc; and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

Richard D. Shirk          -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE    -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877         Committee           -    1996 to March 2001, President and Chief Executive
Age 59                    -    Member,                  Officer, Cerulean Companies, Inc. (holding
                               Governance               company);
                               Committee           -    1992 to March 2001, President and Chief Executive
                          -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                               Committee                association for independent Blue Cross and Blue
                                                        Shield health care plans);
                                                   -    1993 to November 2001, Chairman and Board Member,
                                                        Georgia Caring for Children Foundation (private
                                                        foundation);
                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road         -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921              Committee                and services company); and
Age 61                    -    Member,             -    Director, SSgA Cash Management Fund plc and State
                               Governance               Street Global Advisors Ireland, Ltd. (investment
                               Committee                companies).
                          -    Member, Valuation
                               Committee

Henry W. Todd             -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive         -    Member, Audit            (flavorings manufacturer);
Montgomeryville, PA            Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                     -    Member,                  in vanilla flavoring); and
Age 57                         Governance          -    Director, SSgA Cash Management Fund plc and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

PRINCIPAL OFFICERS

                      POSITION(S) WITH SSgA
                      FUNDS;
NAME, ADDRESS AND     LENGTH OF TIME
AGE                   SERVED               PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------
J. David Griswold     -    Vice            -    Director -- Global Regulatory Policy and Assistant
909 A Street               President and        Secretary, Frank Russell Company (institutional financial
Tacoma, WA 98402           Secretary            consultant);
Age 47                     since 1994;     -    Assistant Secretary and Associate General Counsel, Director
                      -    Chief Legal          - Global Regulatory Policy, Frank Russell Investment
                           Officer since        Management Company (investment management);
                           2003            -    Director - Global Regulatory Policy, Russell Real Estate
                                                Advisors, Inc. (investment management);
                                           -    Assistant Secretary and Associate General Counsel, Frank
                                                Russell Capital Inc. (investment advisor of private equity funds), and Frank Russell Investments (Delaware), Inc.
                                                (member of general partner of private equity funds);
                                                Russell Fund Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                           -    Director, Secretary and Associate General Counsel, Frank
                                                Russell Securities, Inc. (institutional brokerage firm); and
                                           -    Director, Frank Russell Canada Limited/Limitee
                                                (institutional financial consultant).

James Ross            -    Vice            -    2001 to Present, Principal, SSgA Funds Management, Inc.
State Street               President            (investment advisor);
Financial Center           since 2002      -    2000 to Present, Principal, State Street Global Advisors
One Lincoln Street                              (investment management);
Boston, MA                                 -    1992 to 2000, Vice President, State Street Corporation
02111-2900                                      (diversified financial services);
Age 39                                     -    2000 to Present, Vice President, streetTRACKS Series Trust
                                                (registered investment company).

Mark E. Swanson       -    Treasurer and   -    Director -- Investment Operations, Frank Russell Investment
909 A Street               Principal            Management Company (investment management) and Frank
Tacoma, WA 98402           Accounting           Russell Trust Company (trust company); and
Age 41                     Officer since   -    Treasurer and Chief Accounting Officer, Frank Russell
                           2000                 Investment Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini    -    Chief           -    February 2001 to present, Senior Principal, Chief
                           Compliance           Compliance and Risk

State Street               Officer since        Management Officer, State Street Global Advisors;
Financial Center           2004            -    2001 to present, Chief Compliance Officer, SSgA Funds
One Lincoln Street                              Management, Inc.; and
Boston, MA                                 -    September 1985 to February 2001, Managing Director,
02111-2900                                      Regulatory Compliance Consulting Group,
Age 61                                          PricewaterhouseCoopers.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.


                                                                FISCAL 2004 TOTAL
                                                            COMPENSATION FROM FUND AND
                                   FISCAL 2004 AGGREGATE       FUND COMPLEX PAID TO
           NAME/POSITION           COMPENSATION FROM FUND            TRUSTEES
     ---------------------------------------------------------------------------------
     Lynn L. Anderson,                           None                       None
     Chairman of the Board
     and President

     Agustin J. Fleites,                         None                       None
     Chief Executive Officer
     and Trustee

     William L. Marshall,             $         2,997             $      108,535
     Trustee

     Steven J. Mastrovich,            $         2,954             $      105,482
     Trustee

     Patrick J. Riley, Trustee        $         2,988             $      108,636

     Richard D. Shirk, Trustee        $         2,987             $      107,958

     Bruce D. Taber, Trustee          $         3,003             $      108,977

     Henry W. Todd, Trustee           $         3,031             $      112,387

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                 AGGREGATE DOLLAR RANGE
                                                                                OF EQUITY SECURITIES IN
                                                                                     ALL REGISTERED
                                                                                  INVESTMENT COMPANIES
                                                                                OVERSEEN BY TRUSTEES IN
                                                                                  FAMILY OF INVESTMENT
         TRUSTEE            DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND             COMPANIES
-------------------------------------------------------------------------------------------------------
Lynn L. Anderson, Trustee   Disciplined Equity Fund         $10,001-$50,000         $10,001-$50,000
                            Small Cap Fund                  $10,001-$50,000

William L. Marshall,        All Funds                       $0                            $0
Trustee

Steven J. Mastrovich,       S&P 500 Index Fund              $50,001-$100,000       $50,001-$100,000
Trustee

Patrick J. Riley, Trustee   Special Equity Fund             $10,001-$50,000          Over $100,000
                            Aggressive Equity Fund          $10,001-$50,000
                            International Stock             $50,001-$100,000
                            Selection Fund
                            Emerging Markets Fund           $50,001-$100,000
                            Core Opportunities Fund         Over $100,000
                            Small Cap Fund                  Over $100,000
                            Disciplined Equity Fund         Over $100,000

Richard D. Shirk, Trustee   Special Equity Fund             $10,001-$50,000         $10,001-$50,000

Bruce D. Taber, Trustee     Bond Market Fund                $10,001-$50,000        $50,001-$100,000
                            Disciplined Equity Fund         $10,001-$50,000

Henry W. Todd, Trustee      All Funds                       $0                            $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company ("State Street") may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of any class of shares of the fund in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of any class of shares of the fund's voting securities.

Frank Russell Investment Management Company ("Administrator"), Investment Company's administrator, will be the sole shareholder of the Class R Shares of the fund until such time as the fund has public shareholders and therefore may be deemed a controlling person.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- State Street Global Advisors, State Street Financial Center, One Lincoln Street, Boston, MA 02111--99%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The management fee of the Class R Shares Funds is the same as the management fee of the original class of shares. Therefore, the management fee is allocated equally among classes and shareholders.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:

     2004
     ------------
     $  3,814,162

The Advisor has agreed to reimburse the fund for all expenses in excess of 1.60% of average daily net assets on an annual basis. The Advisor has contractually agreed to this reimbursement through December 31, 2005. This reimbursement amounted to $0 in fiscal 2004.

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to Administrator for the fiscal year ended August 31:


     2004
     ---------
     $ 171,562

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation. $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the fund has adopted an active distribution service plan providing payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the fund's principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the fund by enabling the fund to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992, which was restated to reflect the change of distributor and to update current operations on April 9, 2002, for the original SSgA Funds' class (referred to herein as the Institutional Class). The Board of Trustees adopted a distribution plan for Class R Shares of the fund on April 8, 2003 (the Plan) which is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Plan each fund pays the Distributor a fee not to exceed 0.70% of the fund's average net asset value per year, for distribution, shareholder and administrative services provided to the fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a fund are not permitted by the Plan to exceed .65% of the fund's average net asset value per year. Payments to the Distributor for distribution and shareholder services to a fund are not permitted by the Plan to exceed 0.05% of the fund's average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

The Plan does not provide for the fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940
Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Financial Intermediaries"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Financial Intermediaries. Under the Service Agreements, the Financial Intermediaries may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Financial Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Financial Intermediaries may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The fund accrued the following expenses to the Distributor for the fiscal year ended August 31:


     2004
     -----
     $   0


Expenses for Class R are lower for the fiscal year ended August 31, 2004 due to lower than expected fees for distribution and shareholder service. Such fees may be significantly higher in the future. Through December 31, 2005, the Distributor has contractually agreed to waive up to .70% of the average daily net assets on an annual basis the distribution and shareholder servicing fees of the Class R Shares. No waiver was made for the fiscal year ended August 31, 2004.

For fiscal 2004, these amounts are reflective of the following individual payments:


     Advertising                       $   0
     Printing                              0
     Compensation to Dealers               0
     Compensation to Sales Personnel       0
     Other(1)                              0
                                       -----
     Total                             $   0
                                       =====


The fund accrued expenses in the following amount to State Street under a Service Agreement pursuant to Rule 12b-1 for the fiscal year ended August 31:

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

     2004
     ------
     $    2


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 16, 2004, the Funds' Board of Trustees, upon the recommendation of the Audit Committee, voted to appoint Deloitte & Touche LLP as their independent registered public accounting firm for the fiscal year ending August 31, 2005, subject to Deloitte & Touche LLP's satisfaction with new client procedures. Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116. Through the fiscal year ending August 31, 2004, PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP's report on the Funds' financial statements for the fiscal year ending August 31, 2004, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The total brokerage commissions paid by the Advisor amounted to the following for the fiscal year ended August 31:


     2004
     ------------
     $  2,113,523

Of the total brokerage commissions paid by the Advisor, commissions received by an affiliated broker/dealer amounted to the following for the fiscal years ended August 31:



     2004
     ------
     $    0


Relating to the total brokerage commissions paid by the Advisor for the fiscal year ended August 31, 2004, the percentage of brokerage commissions received by an affiliated broker/deal amounted to 0% of the total.

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was 0% for the fiscal year ended August 31, 2004.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows:


                                                 PRINCIPAL       COMMISSIONS
                                                  ($000)            ($000)
                                               -----------------------------
    Investment Technology Group Inc.              433,782            405
    Instinet                                      298,828            414
    Morgan Stanley Co. Inc.                       160,115            385
    Credit Suisse First Boston                    119,887            270
    UBS Warburg LLC                                84,719            205
    Liquidnet Inc.                                 51,042             70
    Lehman Brothers Inc.                           48,922            115
    UBS Securities LLC                             33,373             67
    Charles Schwab Co. Inc.                        16,731             50
    Knight Securities                              10,833             31

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good

Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.


The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

     where:  P =      a hypothetical initial payment of $1,000
             T =      average annual total return
             n =      number of years
             ERV =    ending redeemable value of a hypothetical $1,000 payment
                      made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

     where:  P =           a hypothetical initial payment of $1,000
             T =           average annual total return (after taxes on
                           distributions)
             n =           number of years
             ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.



     AVERAGE ANNUAL TOTAL
           RETURNS
     --------------------
     INCEPTION TO
     AUGUST 31, 2004(1)
     --------------------
         1.55%

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The Investment Company is authorized to divide shares of any fund into two or more classes of shares. The shares of each fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any fund may have separate voting rights or no voting rights. Each class of shares of a fund is entitled to the same rights and privileges as all other classes of the fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the fund's portfolio securities. The SSgA Funds have three classes of shares. The SSgA Prime Money Market Fund and the SSgA US Treasury Money Market Fund each have Class T Shares. The SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds each have Class R Shares.

----------

(1)  Annualized. The fund commenced operations on May 14, 2004.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -  Leading market positions in well-established industries.

          -  High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

          APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2) provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4) matches proxies received with holdings as of record date;
   5) reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7) documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

   - Against offers when there are prospects for an enhanced bid or other bidders

   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                               S&P 500 INDEX FUND

                                DECEMBER 20, 2004

                       (AS SUPPLEMENTED JANUARY 28, 2005)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 20, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                             3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                         3

   INVESTMENT STRATEGIES                                                                                 3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                  6
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                 9
   INVESTMENT RESTRICTIONS                                                                               9
   PORTFOLIO TURNOVER                                                                                   10

MANAGEMENT OF THE FUND                                                                                  11

   BOARD OF TRUSTEES AND OFFICERS                                                                       11
   COMPENSATION                                                                                         15
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003       16
   TRUSTEES AND OFFICERS OF THE MASTER FUNDS                                                            17
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                               20

INVESTMENT ADVISORY AND OTHER SERVICES                                                                  20

   ADVISOR                                                                                              20
   ADMINISTRATOR                                                                                        21
   CUSTODIAN AND TRANSFER AGENT                                                                         22
   DISTRIBUTOR                                                                                          22
   CODE OF ETHICS                                                                                       22
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                             23
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                        25
   LEGAL COUNSEL                                                                                        25

BROKERAGE PRACTICES AND COMMISSIONS                                                                     25

PRICING OF FUND SHARES                                                                                  26

TAXES                                                                                                   27

CALCULATION OF PERFORMANCE DATA                                                                         27

ADDITIONAL INFORMATION                                                                                  28

   SHAREHOLDER MEETINGS                                                                                 28
   CAPITALIZATION AND VOTING                                                                            29
   FEDERAL LAW AFFECTING STATE STREET                                                                   29
   PROXY VOTING POLICY                                                                                  29
   MASSACHUSETTS BUSINESS TRUST                                                                         29

FINANCIAL STATEMENTS                                                                                    30

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                                                            31

   RATINGS OF DEBT INSTRUMENTS                                                                          31
   RATINGS OF COMMERCIAL PAPER                                                                          31

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                             33

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

Effective June 1, 2000, the SSgA S&P 500 Index Fund may invest substantially all of its investable assets in an investment company with substantially the same investment objectives, policies and restrictions as the fund. In this structure, the fund is a "feeder" fund that invests exclusively in a corresponding "master" portfolio with identical investment objectives. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE S&P 500(R) INDEX. The fund seeks to replicate the total return of the S&P 500 Index and invests (either on its own or as a part of a master/feeder structure) in all stocks in the Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

The ADRs chosen for investment by the S&P 500 Index Fund will be constituents of the S&P 500 Index.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

REAL ESTATE SECURITIES. Real estate securities are Real Estate Investment Trusts or securities of publicly traded real estate companies and real estate-related industry companies. The real estate securities chosen for investment by the S&P 500 Index Fund will be constituents of the S&P 500 Index. In addition to real estate investment trusts, real estate industry companies may include: brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

OPTIONS ON SECURITIES AND SECURITIES INDICES. The fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the fund's total assets. Further, the fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

The fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

A fund's transactions, if any, in options involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SECURITIES LENDING. The master portfolio may participate in a securities lending program at its discretion. However, if the fund ceased to operate in the master/feeder environment, it would participate in securities lending. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer, No compensation or other consideration is paid as a part of any such arrangement.

d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 10 are fundamental and restrictions 11 through 13 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made.

1. The fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Notwithstanding the foregoing general restrictions, the Fund will concentrate in particular industries to the extent its underlying index concentrates in those industries.

2. The fund will not borrow more than 33-1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

3. With respect to 75% of its total assets, the fund will not invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment (i) the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets or (ii) the Fund holds more than 10% of the voting securities of the issuer.

4. The fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

5. The fund will not purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

6. The fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

7. The fund will not engage in the business of underwriting securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

8. The fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

9. The fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940
     Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

10. Notwithstanding the investment policies and restrictions of the fund, the fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the fund.

11. The fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

12. The fund will not invest more than 15% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

13. The fund will not make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31:


     2004                  2003                   2002
     -----------------------------------------------------
       9.52%                 12.52%                 16.02%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street              -    Interested Person        (institutional financial consultant);
Tacoma, WA 98402               of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                         (as defined in           Management Company (investment management); and
                               the 1940 Act) due        Frank Russell Investment Company and Russell
                               to his employment        Investment Funds (registered investment companies);
                               by the parent       -    Chairman of the Board and Chief Executive Officer,
                               company of the           Russell Fund Distributors, Inc. (mutual fund
                               Administrator            broker-dealer and underwriter) and Frank Russell
                          -    Chairman of the          Trust Company; and
                               Board and           -    Director, Russell Insurance Agency, Inc. (manager
                               President                of investment companies); Frank Russell
                          -    Member,                  Investments (UK) Limited (unit trust management);
                               Governance               and Frank Russell Asset Management (Cayman) II LLC
                               Committee                (limited partnership investment).
                          -    Member, Valuation
                               Committee

Agustin J. Fleites        -    Principal           -    2002 to Present, President, SSgA Funds Management,        27
State Street Financial         Executive Officer        Inc. (investment advisor);
Center                         and Chief           -    2001 to Present, Senior Principal, State Street
One Lincoln Street             Executive Officer        Global Advisors; Managing Director, Advisor
Boston, MA 02111-2900          since 2003               Strategies (investment management);
Age 39                    -    Trustee since       -    1999 to 2001, Principal, Head of Exchange Traded
                               November 2004            Funds, Offshore Funds and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation
                                                        Strategies.

INDEPENDENT TRUSTEES

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.        -    27
33 West Court Street      -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901           Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                    -    Member,                  Inc. (a registered investment advisor and provider
                               Governance               of financial and related consulting services);
                               Committee           -    Certified Financial Planner and Member, Financial
                          -    Member, Valuation        Planners Association; and
                               Committee           -    Registered Representative and Principal for
                                                        Securities with Cambridge Investment Research,
                                                        Inc., Fairfield, Iowa.

Steven J. Mastrovich      -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree         -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                         Committee                Management (private real estate investment for
Westwood, MA 02090        -    Member,                  clients primarily outside of the US to locate
Age 48                         Governance               private real estate investments in the US);
                               Committee           -    January 2000 to September 2000, Managing Director,
                          -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                               Committee                services);
                                                   -    From 1998 to 2000, President, Key Global Capital,
                                                        Inc. (provider of equity and mezzanine capital to
                                                        real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                        Gesmer (law firm).

Patrick J. Riley          -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place       -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road              Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         -    Member,                  L.L.P. (law firm); and
Age 56                         Governance          -    Director, SSgA Cash Management Fund plc; and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

Richard D. Shirk          -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE    -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877         Committee           -    1996 to March 2001, President and Chief Executive
Age 59                    -    Member,                  Officer, Cerulean Companies, Inc. (holding
                               Governance               company);
                               Committee           -    1992 to March 2001, President and Chief Executive
                          -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                               Committee                association for independent Blue Cross and Blue
                                                        Shield health care plans);
                                                   -    1993 to November 2001, Chairman and Board

                                                        Member, Georgia Caring for Children Foundation
                                                        (private foundation);
                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road         -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921              Committee                and services company); and
Age 61                    -    Member,             -    Director, SSgA Cash Management Fund plc and State
                               Governance               Street Global Advisors Ireland, Ltd. (investment
                               Committee                companies).
                          -    Member, Valuation
                               Committee

Henry W. Todd             -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive         -    Member, Audit            (flavorings manufacturer);
Montgomeryville, PA            Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                     -    Member,                  in vanilla flavoring); and
Age 57                         Governance          -    Director, SSgA Cash Management Fund plc and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

PRINCIPAL OFFICERS

                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
J. David Griswold         -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                   and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA 98402               since 1994;         -    Assistant Secretary and Associate General Counsel, Director - Global
Age 47                    -    Chief Legal              Regulatory Policy, Frank Russell Investment Management Company
                               Officer since 2003       (investment management);
                                                   -    Director - Global Regulatory Policy, Russell Real Estate Advisors, Inc.
                                                        (investment management);
                                                   -    Assistant Secretary and Associate General Counsel, Frank Russell
                                                        Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds); Russell Fund Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial         since 2002               advisor);
Center                                             -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                      management);
Boston, MA 02111-2900                              -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                  financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                   Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402               Accounting               company); and
Age 41                         Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini        -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial         Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                      and
Boston, MA 02111-2900                              -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                  Compliance Consulting Group, PricewaterhouseCoopers.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.


                                                            FISCAL 2004 TOTAL
                                                        COMPENSATION FROM FUND AND
                                 FISCAL 2004 AGGREGATE      FUND COMPLEX PAID TO
          NAME/POSITION          COMPENSATION FROM FUND         TRUSTEES
     ------------------------------------------------------------------------------
     Lynn L. Anderson,                      None                       None
     Chairman of the Board
     and President

     Agustin J. Fleites, Chief              None                       None
     Executive Officer and
     Trustee

     William L. Marshall,          $       6,060              $     108,535
     Trustee

     Steven J. Mastrovich,         $       5,871              $     105,482

     Trustee

     Patrick J. Riley, Trustee     $       6,081              $     108,636

     Richard D. Shirk, Trustee     $       6,028              $     107,958

     Bruce D. Taber, Trustee       $       6,084              $     108,977

     Henry W. Todd, Trustee        $       6,298              $     112,387

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                         AGGREGATE DOLLAR RANGE
                                                                                         OF EQUITY SECURITIES IN
                                                                                              ALL REGISTERED
                                                                                           INVESTMENT COMPANIES
                                                                                         OVERSEEN BY TRUSTEES IN
                                                                                           FAMILY OF INVESTMENT
       TRUSTEE                      DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND              COMPANIES
Lynn L. Anderson,               Disciplined Equity Fund               $10,001-$50,000        $10,001-$50,000
Trustee                         Small Cap Fund                        $10,001-$50,000

William L. Marshall,            All Funds                             $0                           $0
Trustee

Steven J. Mastrovich,           S&P 500 Index Fund                    $50,001-$100,000       $50,001-$100,000
Trustee

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000           Over $100,000
                                Aggressive Equity Fund                $10,001-$50,000
                                International Stock Selection         $50,001-$100,000
                                Fund
                                Emerging Markets Fund                 $50,001-$100,000
                                Core Opportunities Fund               Over $100,000
                                Small Cap Fund                        Over $100,000
                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000        $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000        $50,001-$100,000
                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                           $0

TRUSTEES AND OFFICERS OF THE MASTER FUNDS

The trustees of the State Street Master Funds (the Master Funds) are responsible for generally overseeing the Master Funds' business. The following table provides biographical information with respect to each trustee and officer of the Master Funds. As of September 2004, none of the trustees was considered an "interested person" of the Master Funds, as defined in the 1940 Act.

                                                                                        NUMBER OF
                                                                                        FUNDS IN FUND
                             POSITION(S)    TERM OF OFFICE                              COMPLEX           OTHER
                             HELD WITH      AND LENGTH OF     PRINCIPAL OCCUPATION      OVERSEEN BY       DIRECTORSHIPS
NAME, ADDRESS, AND AGE       TRUST          TIME SERVED       DURING PAST FIVE YEARS    TRUSTEE           HELD BY TRUSTEE
---------------------------  -------------  ----------------  ------------------------  ----------------  ---------------
INDEPENDENT TRUSTEES

Michael F. Holland           Trustee and    Term: Indefinite  Chairman, Holland &       14                Trustee, State
Holland & Company, LLC       Chairman of    Elected: 7/99     Company L.L.C.                              Street
375 Park Avenue              the Board                        (investment adviser)                        Institutional
New York, NY 10152                                            (1995 - present).                           Investment
Age: 60                                                                                                   Trust;
                                                                                                          Director of
                                                                                                          the Holland
                                                                                                          Series Fund,
                                                                                                          Inc.; and
                                                                                                          Director, The
                                                                                                          China Fund,
                                                                                                          Inc.

William L. Boyan             Trustee        Term: Indefinite  Trustee of Old Mutual     14                Trustee, State
State Street Master                         Elected: 7/99     South Africa Master                         Street
Funds                                                         Trust (investments)                         Institutional
P.O. Box 5049                                                 (1995 - present);                           Investment
Boston, MA 02206                                              Chairman emeritus,                          Trust; and
Age: 67                                                       Children's Hospital                         Trustee, Old
                                                              (1984 - present);                           Mutual South
                                                              Director, Boston Plan                       Africa Master
                                                              For Excellence                              Trust
                                                              (non-profit) (1994 -
                                                              present); President and
                                                              Chief Operations
                                                              Officer, John Hancock
                                                              Mutual Life Insurance
                                                              Company (1959 - 1999).
                                                              Mr. Boyan retired in
                                                              1999.

                                                                                        NUMBER OF
                                                                                        FUNDS IN FUND
                             POSITION(S)    TERM OF OFFICE                              COMPLEX           OTHER
                             HELD WITH      AND LENGTH OF     PRINCIPAL OCCUPATION      OVERSEEN BY       DIRECTORSHIPS
NAME, ADDRESS, AND AGE       TRUST          TIME SERVED       DURING PAST FIVE YEARS    TRUSTEE           HELD BY TRUSTEE
---------------------------  -------------  ----------------  ------------------------  ----------------  ---------------
Rina K. Spence               Trustee        Term: Indefinite  President of SpenceCare   14                Trustee, State
7 Acacia Street                             Elected: 7/99     International LLC (1998                     Street
Cambridge, MA 02138                                           - present); Member of                       Institutional
Age: 56                                                       the Advisory Board,                         Investment
                                                              Ingenium Corp.                              Trust;
                                                              (technology company)                        Director of
                                                              (2001 - present); Chief                     Berkshire Life
                                                              Executive Officer,                          Insurance
                                                              IEmily.com (internet                        Company of
                                                              company) (2000 - 2001);                     America; and
                                                              Chief Executive Officer                     Director,
                                                              of Consensus                                IEmily.com
                                                              Pharmaceutical, Inc.
                                                              (1998 - 1999); Founder,
                                                              President and Chief
                                                              Executive Officer of
                                                              Spence Center for
                                                              Women's Health (1994 -
                                                              1998); Trustee, Eastern
                                                              Enterprise (utilities)
                                                              (1988 - 2000).

Douglas T. Williams          Trustee        Term: Indefinite  Executive Vice            14                Trustee, State
State Street Master                         Elected: 7/99     President of Chase                          Street
Funds                                                         Manhattan Bank (1987 -                      Institutional
P.O. Box 5049                                                 1999).  Mr. Williams                        Investment
Boston, MA 02206                                              retired in 1999.                            Trust
Age: 63

OFFICERS:

Donald A. Gignac             President      Term: Indefinite  Senior Vice President of  --                --
State Street Bank and                       Elected: 8/03     State Street Bank and
Trust Company                                                 Trust Company (2002 -
2 Avenue de Lafayette                                         present); Vice President
Boston, MA 02111                                              of State Street Bank and
Age: 39                                                       Trust Company (1993 to
                                                              2002).

Karen Gillogly               Treasurer      Term: Indefinite  Vice President of State   --                --
State Street Bank and                       Elected: 9/03     Street Bank and Trust
Trust Company                                                 Company (1999 -
One Federal Street                                            present); Audit Senior
Boston, MA 02110                                              Manager, Ernst & Young
Age: 38                                                       LLP (1998-1999).

Julie A. Tedesco             Secretary      Term: Indefinite  Vice President and        --                --
State Street Bank and                       Elected: 5/00     Counsel of State Street
Trust Company                                                 Bank and Trust Company
One Federal Street                                            (2000 - present);
Boston, MA 02110                                              Counsel of First Data
Age: 47                                                       Investor Services Group,
                                                              Inc., (1994 - 2000).

Peter A. Ambrosini           Chief          Term: Indefinite  Senior Principal, Chief   --                --
State Street Financial       Compliance     Elected: 5/04     Compliance and Risk
Center                       Office                           Management Officer of
One Lincoln Street                                            State Street Global
Boston, MA 02110                                              Advisors (2001 -
Age: 61                                                       present); Chief
                                                              Compliance Office, SSgA
                                                              Funds Management, Inc.
                                                              (2001 - present); and
                                                              Managing Director,
                                                              Regulatory Compliance
                                                              Consulting Group of
                                                              PricewaterhouseCoopers
                                                              LLP (1985 - 2001).

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- The Equitable Life Assurance, Alliance Capital, 500 Plaza Drive, 6th Floor--8.27%

- Citizens Bank of Rhode Island, 870 Westminster St., Providence, RI 02903-4024--8.12%

-    State Street Solutions, 3 Batterymarch Park, Quincy, MA 02169-7422--7.06%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund currently invests all of its assets in a related portfolio that has the same investment objectives and substantially the same investment policies as the fund. As long as the fund remains completely invested in a portfolio (or any other investment company), the Advisor is not entitled to receive any investment advisory fee with respect to the fund. The fund may withdraw its investment from the related portfolio at any time if the Investment Company's Board of Trustees determines that it is in the best interests of the fund and its shareholders to do so. The Investment Company has retained the adviser as investment advisor to manage the fund's assets in the event that the fund withdraws its investment from its related portfolio.

The Advisor is also the investment adviser to each of the related portfolios pursuant to an investment advisory agreement (the "Portfolio Advisory Agreement") between the Advisor and State Street Master Funds, on behalf of the portfolios. The Advisor receives an investment advisory fee with respect to each related portfolio. The Portfolio Advisory Agreement is the same in all material respects as the Advisory Agreement between the Investment Company on behalf of the fund and the Advisor. The fund that invests in a related portfolio bears a proportionate part of the management fees paid by the portfolio (based on the percentage of the portfolio's assets attributable to the fund).

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


     2004             2003             2002
     ---------------------------------------------
     $   405,973      $   376,968      $   623,688

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. State Street is paid a $15,000 per year flat fee for custody and account services with respect to feeder funds. These services include but are not limited to: record, process, and validate all cash activity, including all interactions with the Master Fund; record and process shareholder and expense activity; maintain investment ledgers, income reports, and prepare daily trial balance report; ensure allocated Master Fund activity is properly reflected on the fund's general ledger; and calculate daily net asset value and report to key constituent base. State Street is reimbursed for out-of-pocket expenses at cost. These include but are not limited to postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.75 closed account fee; fund minimum per portfolio $24,648; $1.85 investor fee; and $3.09 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; and $10 IRA custodial fee for annual maintenance per IRA account. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:

     2002
     -----------
     $   371,735

Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


     2004             2003             2002
     ---------------------------------------------
     $   513,360      $   451,094      $   251,953


For fiscal 2004, these amounts are reflective of the following individual payments:


     Advertising                           $    107,272
     Printing                                    13,090
     Compensation to Dealers                     96,120
     Compensation to Sales Personnel            169,589
     Other(1)                                   127,289
                                           ------------
     Total                                 $    513,360
                                           ============

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:


     2004             2003             2002
     ---------------------------------------------
     $   496,201      $   406,294      $   500,598


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 16, 2004, the Funds' Board of Trustees, upon the recommendation of the Audit Committee, voted to appoint Deloitte & Touche LLP as their independent registered public accounting firm for the fiscal year ending August 31, 2005, subject to Deloitte & Touche LLP's satisfaction with new client procedures. Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116. Through the fiscal year ending August 31, 2004, PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP's report on the Funds' financial statements for the fiscal year ending August 31, 2004, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the

Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2004, the fund had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:


          CARRYOVER AMOUNT          EXPIRATION DATE
          ------------------------------------------
          $    7,245,507            August 31, 2009
          $   80,349,911            August 31 2010
          $   89,179,793            August 31, 2011
          $   20,170,152            August 31, 2012


The fund had a net realized capital loss from November 1, 2003 of $9,180,495.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

       where:  P =          a hypothetical initial payment of $1,000
               T =          average annual total return
               n =          number of years
               ERV =        ending redeemable value of a hypothetical
                            $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

       where:  P =           a hypothetical initial payment of $1,000
               T =           average annual total return (after taxes on
                             distributions)
               n =           number of years
               ATV SUB(D)  = ending value of a hypothetical $1,000
                             payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                        AVERAGE ANNUAL TOTAL RETURN
       -------------------------------------------------------------
       ONE YEAR ENDED      FIVE YEARS ENDED      TEN YEARS ENDED
       AUGUST 31, 2004     AUGUST 31, 2004       AUGUST 31, 2004(1)
       -------------------------------------------------------------
          11.23%                 (2.22%)                10.47%

----------
(1)  The fund commenced operations on December 30, 1992.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

        Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

        A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

             -    Leading market positions in well-established industries.

             -    High rates of return on funds employed.

             - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

             - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

             - Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

        Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

        A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

        F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

        F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

          APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2) provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4) matches proxies received with holdings as of record date;
   5) reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7) documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

   - Against offers when there are prospects for an enhanced bid or other bidders

   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                               SPECIAL EQUITY FUND

                                DECEMBER 20, 2004

                       (AS SUPPLEMENTED JANUARY 28, 2005)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 20, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                             3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                         3

   INVESTMENT STRATEGIES                                                                                 3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                  6
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                 9
   INVESTMENT RESTRICTIONS                                                                               9
   TEMPORARY DEFENSIVE POSITION                                                                         10
   PORTFOLIO TURNOVER                                                                                   10

MANAGEMENT OF THE FUND                                                                                  11

   BOARD OF TRUSTEES AND OFFICERS                                                                       11
   COMPENSATION                                                                                         15
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003       16
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                               17

INVESTMENT ADVISORY AND OTHER SERVICES                                                                  17

   ADVISOR                                                                                              17
   ADMINISTRATOR                                                                                        18
   CUSTODIAN AND TRANSFER AGENT                                                                         19
   DISTRIBUTOR                                                                                          20
   CODE OF ETHICS                                                                                       20
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                             20
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                        22
   LEGAL COUNSEL                                                                                        22

BROKERAGE PRACTICES AND COMMISSIONS                                                                     23

PRICING OF FUND SHARES                                                                                  24

TAXES                                                                                                   25

CALCULATION OF PERFORMANCE DATA                                                                         26

ADDITIONAL INFORMATION                                                                                  27

   SHAREHOLDER MEETINGS                                                                                 27
   CAPITALIZATION AND VOTING                                                                            27
   FEDERAL LAW AFFECTING STATE STREET                                                                   27
   PROXY VOTING POLICY                                                                                  27
   MASSACHUSETTS BUSINESS TRUST                                                                         27

FINANCIAL STATEMENTS                                                                                    28

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                                                            29

   RATINGS OF DEBT INSTRUMENTS                                                                          29
   RATINGS OF COMMERCIAL PAPER                                                                          29

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                             31

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

RUSSELL 2500(TM) INDEX. The fund will measure its performance against the Russell 2500 Index (the Index). The Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. The average market capitalization was approximately $742.7 million; the median market capitalization is approximately $463.3 million and a total market capitalization range of approximately $3.1 billion to $116.6 million.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers if delivered to the fund in connection with debt securities held by the fund. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

FOREIGN INVESTMENTS. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties. Because some of the fund's securities may be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. ADRs are subject to all the above risks, except the imposition of exchange controls and currency fluctuations during the settlement period.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer, No compensation or other consideration is paid as a part of any such arrangement.

d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 8 are fundamental and restrictions 9 through 11 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, a fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     8. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     9. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     10. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     11. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

With respect to the industry concentration outlined in the Prospectus, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31:


     2004          2003          2002
     --------------------------------------
     54.99%        40.68%        61.57%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street              -    Interested Person        (institutional financial consultant);
Tacoma, WA 98402               of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                         (as defined in           Management Company (investment management); and
                               the 1940 Act) due        Frank Russell Investment Company and Russell
                               to his employment        Investment Funds (registered investment companies);
                               by the parent       -    Chairman of the Board and Chief Executive Officer,
                               company of the           Russell Fund Distributors, Inc. (mutual fund
                               Administrator            broker-dealer and underwriter) and Frank Russell
                          -    Chairman of the          Trust Company; and
                               Board and           -    Director, Russell Insurance Agency, Inc. (manager
                               President                of investment companies); Frank Russell
                          -    Member,                  Investments (UK) Limited (unit trust management);
                               Governance               and Frank Russell Asset Management (Cayman) II LLC
                               Committee                (limited partnership investment).
                          -    Member, Valuation
                               Committee

Agustin J. Fleites        -    Principal           -    2002 to Present, President, SSgA Funds Management,        27
State Street Financial         Executive Officer        Inc. (investment advisor);
Center                         and Chief           -    2001 to Present, Senior Principal, State Street
One Lincoln Street             Executive Officer        Global Advisors; Managing Director, Advisor
Boston, MA 02111-2900          since 2003               Strategies (investment management);
Age 39                    -    Trustee since       -    1999 to 2001, Principal, Head of Exchange Traded
                               November 2004            Funds, Offshore Funds and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation
                                                        Strategies.

INDEPENDENT TRUSTEES

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.        -    27
33 West Court Street      -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901           Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                    -    Member,                  Inc. (a registered investment advisor and provider
                               Governance               of financial and related consulting services);
                               Committee           -    Certified Financial Planner and Member, Financial
                          -    Member, Valuation        Planners Association; and
                               Committee           -    Registered Representative and Principal for
                                                        Securities with Cambridge Investment Research,
                                                        Inc., Fairfield, Iowa.

Steven J. Mastrovich      -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree         -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                         Committee                Management (private real estate investment for
Westwood, MA 02090        -    Member,                  clients primarily outside of the US to locate
Age 48                         Governance               private real estate investments in the US);
                               Committee           -    January 2000 to September 2000, Managing Director,
                          -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                               Committee                services);
                                                   -    From 1998 to 2000, President, Key Global Capital,
                                                        Inc. (provider of equity and mezzanine capital to
                                                        real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick,
                                                        Freed & Gesmer (law firm).

Patrick J. Riley          -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place       -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road              Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         -    Member,                  L.L.P. (law firm); and
Age 56                         Governance          -    Director, SSgA Cash Management Fund plc; and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

Richard D. Shirk          -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE    -    Member, Audit            Companies, Inc. (holding company) (Retired);
                               Committee           -    1996 to March 2001, President and Chief Executive

Atlanta, GA 30319-2877    -    Member,                  Officer, Cerulean Companies, Inc. (holding
Age 59                         Governance               company);
                               Committee           -    1992 to March 2001, President and Chief Executive
                          -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                               Committee                association for independent Blue Cross and Blue
                                                        Shield health care plans);
                                                   -    1993 to November 2001, Chairman and Board Member,
                                                        Georgia Caring for Children Foundation (private
                                                        foundation);
                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road         -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921              Committee                and services company); and
Age 61                    -    Member,             -    Director, SSgA Cash Management Fund plc and State
                               Governance               Street Global Advisors Ireland, Ltd. (investment
                               Committee                companies).
                          -    Member, Valuation
                               Committee

Henry W. Todd             -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive         -    Member, Audit            (flavorings manufacturer);
Montgomeryville, PA            Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                     -    Member,                  in vanilla flavoring); and
Age 57                         Governance          -    Director, SSgA Cash Management Fund plc and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

PRINCIPAL OFFICERS

                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS;
-------------------------------------------------------------------------------------------------------------------------------
J. David Griswold         -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                   and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA 98402               since 1994;         -    Assistant Secretary and Associate General Counsel, Director - Global
Age 47                    -    Chief Legal              Regulatory Policy, Frank Russell Investment Management Company
                               Officer since 2003       (investment management);
                                                   -    Director - Global Regulatory Policy, Russell Real Estate Advisors, Inc.
                                                        (investment management);
                                                   -    Assistant Secretary and Associate General Counsel, Frank Russell
                                                        Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds); Russell Fund Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial         since 2002               advisor);
Center                                             -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                      management);
Boston, MA 02111-2900                              -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                  financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                   Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402               Accounting               company); and
Age 41                         Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini        -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial         Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                      and
Boston, MA 02111-2900                              -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                  Compliance Consulting Group, PricewaterhouseCoopers.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.


                                                                    FISCAL 2004 TOTAL
                                                               COMPENSATION FROM FUND AND
                                        FISCAL 2004 AGGREGATE     FUND COMPLEX PAID TO
               NAME/POSITION           COMPENSATION FROM FUND           TRUSTEES
       ----------------------------------------------------------------------------------
       Lynn L. Anderson, Chairman                None                   None
       of the Board and President

       Agustin J. Fleites, Chief                 None                   None

       Executive Officer and Trustee

       William L. Marshall, Trustee              $ 2,053                $ 108,535

       Steven J. Mastrovich, Trustee             $ 2,050                $ 105,482

       Patrick J. Riley, Trustee                 $ 2,054                $ 108,636

       Richard D. Shirk, Trustee                 $ 2,052                $ 107,958

       Bruce D. Taber, Trustee                   $ 2,053                $ 108,977

       Henry W. Todd, Trustee                    $ 5,058                $ 112,387

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                          AGGREGATE DOLLAR RANGE
                                                                                          OF EQUITY SECURITIES IN
                                                                                              ALL REGISTERED
                                                                                           INVESTMENT COMPANIES
                                                                                          OVERSEEN BY TRUSTEES IN
                                                                                           FAMILY OF INVESTMENT
           TRUSTEE               DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                 COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund        $10,001-$50,000                $10,001-$50,000
                                Small Cap Fund                 $10,001-$50,000

William L. Marshall, Trustee    All Funds                      $0                                   $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund             $50,001-$100,000              $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund            $10,001-$50,000                 Over $100,000
                                Aggressive Equity Fund         $10,001-$50,000
                                International Stock Selection  $50,001-$100,000
                                Fund
                                Emerging Markets Fund          $50,001-$100,000
                                Core Opportunities Fund        Over $100,000
                                Small Cap Fund                 Over $100,000
                                Disciplined Equity Fund        Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund            $10,001-$50,000                $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund               $10,001-$50,000               $50,001-$100,000
                                Disciplined Equity Fund        $10,001-$50,000

Henry W. Todd, Trustee          All Funds                      $0                                   $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

-    Atwell & Co., PO Box 456, New York, NY 10005--14.85%

- Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104-4122--8.50%

-    State Street Solutions, 3 Batterymarch Park, Quincy, MA 02169-7422--5.25%

-    Atwell & Co., PO Box 2044, New York, NY 10005--5.23%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:


     2004          2003          2002
     --------------------------------------
     $  175,335    $  242,086    $  375,161

Through December 31, 2005, the Advisor contractually agreed to reimburse the fund for all expenses in excess of 1.10% of average daily net assets, which amounted to the following for the fiscal years ending August 31:

     2004          2003          2002
     --------------------------------------
     $  118,956    $  101,510    $   41,611

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


     2004          2003          2002
     --------------------------------------
     $   37,340    $   40,913    $   48,353

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation. $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:

     2002
     --------------------
     $   14,702

Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


     2004          2003          2002
     --------------------------------------
     $   11,301    $   15,417    $   11,986


For fiscal 2004, these amounts are reflective of the following individual payments:


     Advertising                           $    2,778
     Printing                                     183
     Compensation to Dealers                    3,621
     Compensation to Sales Personnel            2,868
     Other(1)                                   1,851
                                           ----------
     Total                                 $   11,301
                                           ==========

Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:


     2004          2003          2002
     --------------------------------------
     $    5,846    $    8,070    $   12,505

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 16, 2004, the Funds' Board of Trustees, upon the recommendation of the Audit Committee, voted to appoint Deloitte & Touche LLP as their independent registered public accounting firm for the fiscal year ending August 31, 2005, subject to Deloitte & Touche LLP's satisfaction with new client procedures. Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116. Through the fiscal year ending August 31, 2004, PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP's report on the Funds' financial statements for the fiscal year ending August 31, 2004, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

PricewaterhouseCoopers LLP was the Investment Company's independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Advisor paid the following total brokerage commissions during the last three fiscal years ended August 31:


     2004          2003          2002
     --------------------------------------
     $   53,772    $   75,925    $   73,277


Of the total brokerage commissions paid, an affiliated broker/dealer(s) received the following during the last three fiscal years ended August 31:

     2004          2003          2002
     --------------------------------------
     $    1,734    $      564    $    5,800


Relating to the total brokerage commissions paid by the Advisor for fiscal 2004, the percentage of brokerage commissions received by an affiliated broker/dealer amounted to 3.25% of the total.

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was 4.7% for the fiscal year ended August 31, 2004.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows:


                                             PRINCIPAL        COMMISSIONS
                                              ($000)            ($000)
                                         ---------------------------------
     Investment Technology Group Inc.      17,970                12
     UBS Warburg LLC                        3,551                 9
     UBS Securities LLC                     3,169                 5
     Goldman Sachs & Co.                    2,238                 3
     Credit Suisse First Boston             2,218                 4
     Lehman Brothers Inc.                   2,188                 5
     Morgan Stanley Co. Inc.                1,859                 3
     Instinet                               1,737                 2
     State Street Brokerage Services        1,734                 2
     Knight Securities                      1,079                 2

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

At August 31, 2004, the fund had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:


           CARRYOVER AMOUNT  EXPIRATION DATE
          -------------------------------------
           $ 11,555,632      August 31, 2010

           $ 11,071,953      August 31, 2011

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                              P(1+T)(TO THE POWER OF n) = ERV

            where:  P =   a hypothetical initial payment of $1,000
                    T =   average annual total return
                    n =   number of years
                    ERV = ending redeemable value of a hypothetical $1,000
                          payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                                  P(1+T)(TO THE POWER OF n) = ATV SUB(D)

            where:  P =          a hypothetical initial payment of $1,000
                    T =          average annual total return (after taxes on
                                 distributions)
                    n =          number of years
                    ATV SUB(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the fund is as follows:

                        AVERAGE ANNUAL TOTAL RETURN
          ------------------------------------------------------
          ONE YEAR ENDED   FIVE YEARS ENDING  INCEPTION TO
          AUGUST 31, 2004  AUGUST 31, 2004    AUGUST 31, 2004(1)
          ------------------------------------------------------
               3.91%            1.99%              0.21%

                      ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities

--------
(1)  Annualized. The fund commenced operations on May 1, 1998.

during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

          APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2) provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4) matches proxies received with holdings as of record date;
   5) reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7) documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

   - Against offers when there are prospects for an enhanced bid or other bidders

   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                           TAX FREE MONEY MARKET FUND

                                DECEMBER 20, 2004

                       (AS SUPPLEMENTED JANUARY 28, 2005)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 20, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                               3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                           3

   INVESTMENT STRATEGIES                                                                                   3
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                   8
   INVESTMENT RESTRICTIONS                                                                                 8

MANAGEMENT OF THE FUND                                                                                     9

   BOARD OF TRUSTEES AND OFFICERS                                                                          9
   COMPENSATION                                                                                           13
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003         14
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                 15

INVESTMENT ADVISORY AND OTHER SERVICES                                                                    15

   ADVISOR                                                                                                15
   ADMINISTRATOR                                                                                          16
   CUSTODIAN AND TRANSFER AGENT                                                                           17
   DISTRIBUTOR                                                                                            18
   CODE OF ETHICS                                                                                         18
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                               18
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                          20
   LEGAL COUNSEL                                                                                          21

BROKERAGE PRACTICES AND COMMISSIONS                                                                       21

PRICING OF FUND SHARES                                                                                    22

TAXES                                                                                                     22

CALCULATION OF PERFORMANCE DATA                                                                           24

ADDITIONAL INFORMATION                                                                                    25

   SHAREHOLDER MEETINGS                                                                                   25
   CAPITALIZATION AND VOTING                                                                              25
   FEDERAL LAW AFFECTING STATE STREET                                                                     25
   PROXY VOTING POLICY                                                                                    25
   MASSACHUSETTS BUSINESS TRUST                                                                           25

FINANCIAL STATEMENTS                                                                                      26

APPENDIX-DESCRIPTION OF SECURITIES RATINGS                                                                27

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                30

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

MONEY MARKET INSTRUMENTS. A money market fund expects to maintain, but does not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its fund shares at "amortized cost." A money market fund will maintain a dollar-weighted average maturity of 90 days or less. A fund will invest in securities maturing within 397 days or less at the time of the trade date or such other date upon which a fund's interest in a security is subject to market action. A money market fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the fund's securities. The procedures also address such matters as diversification and credit quality of the securities the fund purchases and were designed to ensure compliance by the fund with the requirements of Rule 2a-7 of the Investment Company Act of 1940 (1940 Act).

PRE-REFUNDED MUNICIPAL SECURITIES. The interest and principal payments on pre-refunded Municipal Securities are typically paid from the cash flow generated from an escrow fund consisting of US Government Securities. These payments have been "pre-refunded" using the escrow fund.

INSURED MUNICIPAL SECURITIES. Insured municipal securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a fund to receive only the face or par value of the securities held by the fund, but the ability to be paid is limited to the claims paying ability of the insurer. The insurance does not guarantee the market value of the municipal securities or the net asset value of a fund's shares. Insurers are selected based upon the diversification of its portfolio and the strength of the management team which contributes to the claims paying ability of the entity. However, the Advisor selects securities based upon the underlying credit with bond insurance viewed as an enhancement only. The Advisor's objective is to have an enhancement that provides additional liquidity to insulate against volatility in changing markets.

MUNICIPAL SECURITIES. Municipal securities purchased by the fund may bear fixed, floating or variable rates of interest or may be zero coupon securities. Municipal securities are generally of two types: general obligations and revenue obligations. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes, general obligation bonds and commercial paper. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Tax anticipation notes are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues. Bond anticipation notes are issued in expectation of the issuer obtaining longer-term financing.

Municipal securities are issued by or on behalf of public authorities to obtain funds to be used for various public purposes, including general purpose financing for state and local governments, refunding outstanding obligations, and financings for specific projects or public facilities. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes and general obligation bonds. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

industrial development authorities, may be backed only by the assets of the non-governmental users, and the user, rather than the municipality, assumes the credit risk. A municipal bond, like a bond issued by a corporation or the US government, obligates the issuer to pay the bondholder a fixed or variable amount of interest periodically, and to repay the principal value of the bond on a specific maturity date. Municipal notes are short-term instruments which are issued and sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. In determining the credit quality of insured or letter of credit backed securities, the Advisor reviews the financial condition and creditworthiness of such parties including insurance companies, banks and corporations.

Unlike most other bonds, however, municipal bonds pay interest that is exempt from federal income taxes and, in some cases, also from state and local taxes. Municipal bonds, and municipal bond funds, can therefore be advantageous to investors in higher tax brackets. However, because the interest is tax-exempt, municipal bond yields typically are lower than yields on taxable bonds and bond funds with comparable maturity ranges.

Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. These investments may be more adversely impacted by changes in tax rates and policies than taxable investments. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a fund's ability to acquire and dispose of municipal securities at desirable yield and price levels. For instance, legislative proposals are introduced from time to time to restrict or eliminate the federal income tax exemption for municipal obligations interest. If such legislation is adopted, the Board of Trustees will re evaluate the fund's investment objective and may submit possible changes in the structure of the fund to its shareholders if shareholder approval is required. Municipal obligations include revenue obligations. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment.

The fund's policy to invest in municipal debt obligations will subject the fund to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration, to a greater extent than if the fund were able to invest in all types of debt obligations. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset can be negatively affected by the discontinuance of the taxation supporting project or asset or the inability to collect revenues for the project or from assets. If the Internal Revenue Service determines the issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline in value. Municipal obligations may also be subject to call risk and extension risk.

TAX EXEMPT COMMERCIAL PAPER. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.

INDUSTRIAL DEVELOPMENT AND PRIVATE ACTIVITY BONDS. Industrial development bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; ports and airport facilities; colleges and universities; and hospitals. The principal security for these bonds is generally the net revenues derived from a particular facility, group of facilities, or in some cases, the proceeds of a special excise tax or other specific revenue sources. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability without obligation to make up deficiencies in the debt service reserve fund.

Private activity bonds are considered municipal securities if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. As noted in the fund's Prospectus and discussed below under "Taxes," interest income on these bonds may be an item of tax preference subject to federal alternative minimum tax for individuals and corporations.

MUNICIPAL LEASES. The fund may purchase participation interests in municipal obligations, including municipal lease/purchase agreements. Municipal leases are an undivided interest in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. Municipal leases may be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise may be collateralized by US Government securities. Certain participation interests may permit the Fund to demand payment on not more than seven days' notice, for all or any part of the fund's interest, plus accrued interest.

Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Some leases or contracts include "non-appropriation" clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce these risks, the fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by a letter of credit or guarantee of a bank.

Whether a municipal lease agreement will be considered illiquid for the purpose of the fund's restriction on investments in illiquid securities will be determined by officers of the Investment Company in accordance with procedures established by the Board of Trustees.

TENDER OPTION BONDS. A tender option is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. Subject to applicable regulatory requirements, the Fund may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying obligation, any custodian and the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons.

RISKS OF MUNICIPAL OBLIGATIONS. Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. The fund may be more adversely impacted by changes in tax rates and policies than other funds. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a fund's ability to acquire and dispose of municipal securities at desirable yield and price levels.

Concentration of a fund's investments in these municipal obligations will subject the fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks,

Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

STANDBY COMMITMENTS. The fund's investments may include standby commitments, which are rights to resell municipal securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed upon price or yield. Standby commitments may involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and difference between the duration of the commitment and the maturity of the underlying security. The fund will limit standby commitment transactions to institutions which the Advisor believes present minimal credit risk.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

ILLIQUID SECURITIES. The fund may not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

Because the fund accrues taxable income from zero coupon securities without receiving regular interest payments in cash, each fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the fund. Investing in these securities might also force the fund to sell portfolio securities to maintain portfolio liquidity.

Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer, No compensation or other consideration is paid as a part of any such arrangement.

d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following fundamental investment restrictions, which can only be changed with a vote of a majority of the fund's shareholders. Each investment restriction applies at the time an investment is made. The fund will not:

     1. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     2. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph
          (1) above.

     3. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     4. Invest 25% or more of the value of its total assets in securities of issuers located in any one state or group of public agencies primarily engaged in any one industry (such as power generation) (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     5. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     6. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     7. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     8. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, provided however, that the fund may purchase securities that provide the fund the right to put the securities back to the issuer or a third party.

     9. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     10. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     11. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     12.  Purchase or sell commodities or commodity futures contracts.

In addition, the fund has adopted the following non-fundamental investment restrictions. These restrictions can be changed by a vote of a majority of the fund's Board of Trustees. The fund will not:

     1. Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the fund's total assets would be invested in such securities.

     2. Make investments for the purpose of gaining control of an issuer's management.

     3. Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration, participation interests (including municipal leases) and floating and variable rate demand obligations as to which the fund cannot exercise the demand feature on seven or fewer days notice and for which there is no secondary market.

     4. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, and except to the extent permitted by the 1940 Act.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street              -    Interested Person        (institutional financial consultant);
Tacoma, WA 98402               of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                         (as defined in           Management Company (investment management); and
                               the 1940 Act) due        Frank Russell Investment Company and Russell
                               to his employment        Investment Funds (registered investment companies);
                               by the parent       -    Chairman of the Board and Chief Executive Officer,
                               company of the           Russell Fund Distributors, Inc. (mutual fund
                               Administrator            broker-dealer and underwriter) and Frank Russell
                          -    Chairman of the          Trust Company; and
                               Board and           -    Director, Russell Insurance Agency, Inc. (manager
                               President                of investment companies); Frank Russell
                          -    Member,                  Investments (UK) Limited (unit trust management);
                               Governance               and Frank Russell Asset Management (Cayman) II LLC
                               Committee                (limited partnership investment).
                          -    Member, Valuation
                               Committee

Agustin J. Fleites        -    Principal           -    2002 to Present, President, SSgA Funds Management,        27
State Street Financial         Executive Officer        Inc. (investment advisor);
Center                         and Chief           -    2001 to Present, Senior Principal, State Street
One Lincoln Street             Executive Officer        Global Advisors; Managing Director, Advisor
Boston, MA 02111-2900          since 2003               Strategies (investment management);
Age 39                    -    Trustee since       -    1999 to 2001, Principal, Head of Exchange Traded
                               November 2004            Funds, Offshore Funds and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation
                                                        Strategies.

INDEPENDENT TRUSTEES

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.        -    27
33 West Court Street      -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901           Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                    -    Member,                  Inc. (a registered investment advisor and provider
                               Governance               of financial and related consulting services);
                               Committee           -    Certified Financial Planner and Member, Financial
                          -    Member, Valuation        Planners Association; and
                               Committee           -    Registered Representative and Principal for
                                                        Securities with Cambridge Investment Research,
                                                        Inc., Fairfield, Iowa.

Steven J. Mastrovich      -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree         -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                         Committee                Management (private real estate investment for
Westwood, MA 02090        -    Member,                  clients primarily outside of the US to locate
Age 48                         Governance               private real estate investments in the US);
                               Committee           -    January 2000 to September 2000, Managing Director,
                          -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                               Committee                services);
                                                   -    From 1998 to 2000, President, Key Global Capital,
                                                        Inc. (provider of equity and mezzanine capital to
                                                        real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick,
                                                        Freed & Gesmer (law firm).

Patrick J. Riley          -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place       -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road              Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
                                                        L.L.P. (law firm); and

Danvers, MA 01923         -    Member,             -    Director, SSgA Cash Management Fund plc; and State
Age 56                         Governance               Street Global Advisors Ireland, Ltd. (investment
                               Committee                companies).
                          -    Member, Valuation
                               Committee

Richard D. Shirk          -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE    -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877         Committee           -    1996 to March 2001, President and Chief Executive
Age 59                    -    Member,                  Officer, Cerulean Companies, Inc. (holding
                               Governance               company);
                               Committee           -    1992 to March 2001, President and Chief Executive
                          -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                               Committee                association for independent Blue Cross and Blue
                                                        Shield health care plans);
                                                   -    1993 to November 2001, Chairman and Board Member,
                                                        Georgia Caring for Children Foundation (private
                                                        foundation);
                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road         -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921              Committee                and services company); and
Age 61                    -    Member,             -    Director, SSgA Cash Management Fund plc and State
                               Governance               Street Global Advisors Ireland, Ltd. (investment
                               Committee                companies).
                          -    Member, Valuation
                               Committee

Henry W. Todd             -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive         -    Member, Audit            (flavorings manufacturer);
Montgomeryville, PA            Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                     -    Member,                  in vanilla flavoring); and
Age 57                         Governance          -    Director, SSgA Cash Management Fund plc and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

PRINCIPAL OFFICERS

                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
J. David Griswold         -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank Russell


909 A Street                   and Secretary            Company (institutional financial consultant);
Tacoma, WA 98402               since 1994;         -    Assistant Secretary and Associate General Counsel, Director - Global
Age 47                    -    Chief Legal              Regulatory Policy, Frank Russell Investment Management Company
                               Officer since 2003       (investment management);
                                                   -    Director - Global Regulatory Policy, Russell Real Estate Advisors, Inc.
                                                        (investment management);
                                                   -    Assistant Secretary and Associate General Counsel, Frank Russell
                                                        Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds); Russell Fund Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial         since 2002               advisor);
Center                                             -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                      management);
Boston, MA 02111-2900                              -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                  financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                   Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402               Accounting               company); and
Age 41                         Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini        -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial         Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                      and
Boston, MA 02111-2900                              -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                  Compliance Consulting Group, PricewaterhouseCoopers.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.

                                                                                FISCAL 2004 TOTAL
                                                                           COMPENSATION FROM FUND AND
                                           FISCAL 2004 AGGREGATE             FUND COMPLEX PAID TO
           NAME/POSITION                   COMPENSATION FROM FUND                  TRUSTEES
     ------------------------------------------------------------------------------------------------
     Lynn L. Anderson,                              None                                None
     Chairman of the Board
     and President

     Agustin J. Fleites, Chief                      None                                None
     Executive Officer and Trustee

     William L. Marshall,                      $   2,925                        $    108,535
     Trustee

     Steven J. Mastrovich,                     $   2,878                        $    105,482
     Trustee

     Patrick J. Riley, Trustee                 $   2,935                        $    108,636

     Richard D. Shirk, Trustee                 $   2,917                        $    107,958

     Bruce D. Taber, Trustee                   $   2,928                        $    108,977

     Henry W. Todd, Trustee                    $   2,996                        $    112,387

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                            AGGREGATE DOLLAR RANGE
                                                                                            OF EQUITY SECURITIES IN
                                                                                                ALL REGISTERED
                                                                                             INVESTMENT COMPANIES
                                                                                            OVERSEEN BY TRUSTEES IN
                                                                                              FAMILY OF INVESTMENT
          TRUSTEE                  DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                  COMPANIES
Lynn L. Anderson,               Disciplined Equity Fund               $10,001-$50,000                $10,001-$50,000
Trustee                         Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    All Funds                             $0                                    $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000              $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000                  Over $100,000
                                Aggressive Equity Fund                $10,001-$50,000
                                International Stock Selection         $50,001-$100,000
                                Fund
                                Emerging Markets Fund                 $50,001-$100,000
                                Core Opportunities Fund               Over $100,000

                                Small Cap Fund                        Over $100,000
                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000                $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000               $50,001-$100,000
                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                                    $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

-    Turtle & Co., PO Box 9427, Boston, MA 02209-9427--36.75%

- Lazard Freres & Co., 600 Fifth Avenue, 16th Floor, New York, NY 10020-2302--33.69%
-    Adobe Sterling Exempt, 345 Park Avenue, San Jose, CA 95110--8.97%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:


     2004                      2003                   2002
     -------------------------------------------------------------
     $  1,127,242              $  1,182,104           $  1,446,730

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


     2004                      2003                   2002
     -----------------------------------------------------------
     $  165,001                $  176,375             $  180,069

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation. $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:

     2002
     ----------
     $  224,014

Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


     2004                      2003                   2002
     -----------------------------------------------------------
     $  488,666                $  479,077             $  208,510


For fiscal 2004, these amounts are reflective of the following individual payments:


     Advertising                               $       24,357
     Printing                                           2,812
     Compensation to Dealers                          396,608
     Compensation to Sales Personnel                   35,531
     Other(1)                                          29,358
                                               --------------
     Total                                     $      488,666
                                               ==============

Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:


     2004                      2003                   2002
     -----------------------------------------------------------
     $  112,751                $  118,210             $  144,673


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 16, 2004, the Funds' Board of Trustees, upon the recommendation of the Audit Committee, voted to appoint Deloitte & Touche LLP as their independent registered public accounting firm for the fiscal year ending August 31, 2005, subject to Deloitte & Touche LLP's satisfaction with new client procedures. Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116. Through the fiscal year ending August 31, 2004, PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP's report on the Funds' financial statements for the fiscal year ending August 31, 2004, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.


----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows:

                                                              PRINCIPAL
                                                               ($000)
                                                           --------------
     Chase Securities Inc.                                    2,862,725
     Bear Stearns Securities Corp.                              520,092
     Citigroup Global Markets Inc.                              19,4213
     Banc of America Securities LLC                              54,677
     RBC Dain Rauscher Inc.                                      26,575
     Lehman Brothers Inc.                                        20,043
     Merrill Lynch Pierce Fenner & Smith                         11,903
     Salomon Smith Barney Holdings Inc.                          11,058
     Advest Inc.                                                  8,218
     Warburg Dillon Read                                          4,791

The Tax Free Money Market Fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines net asset value per share twice each business day at 12 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (currently 4 p.m. Eastern time).

A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days. Currently, the fund is open every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Good Friday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

It is the fund's policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on the fund's shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

TAX EXEMPT INCOME. Dividends paid by the fund will qualify as "exempt-interest dividends," and thus will be excludable from gross income by its shareholders, if the fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; the fund intends to satisfy this requirement. The aggregate dividends excludable from the shareholders' treatment of dividends from the fund under local and state income tax laws may differ from the treatment thereof under the Code.

If shares of the fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, in the case of a RIC receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is an item of tax preference for purposes of the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether the fund's tax-exempt interest was attributable to those bonds.

The fund may purchase bonds at market discount (i.e., bonds with a purchase price less then original issue price or adjusted issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisors before purchasing shares of the fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends paid by the fund still are tax-exempt to the extent described in the fund's Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

If the fund invests in any instrument that generates taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to the fund's shareholders as ordinary income to the extent of the fund's earnings and profits. Moreover, if the fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax advisor concerning its investment in shares of the fund.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

Depending upon the extent of the fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

     P(1+T)(TO THE POWER OF n) = ERV

     where:  P =          a hypothetical initial payment of $1,000
             T =          average annual total return
             n =          number of years
             ERV =        ending redeemable value of a $1,000 payment made at
                          the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The current annualized yield of the fund may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) (TO THE POWER OF 365/7)]-1

The following are the current and effective yields for the fund for the seven-day period ended August 31, 2004:

                                               7-DAY
                                               --------------
     Current Yield                                       0.79%
     Effective Yield                                     0.90%

The fund may also, from to time to time, utilize tax-equivalent yields. The tax-equivalent yield is calculated by dividing that portion of the fund's yield (as calculated above) which is generated by tax-exempt income by one minus a stated tax rate and adding the quotient to that portion of the fund's yield, if any (as calculated above) that is generated by taxable income and gains. The fund may advertise tax-equivalency tables which compare tax-exempt yields to their equivalent taxable yields for relevant federal income tax brackets.

The following are the current and effective tax equivalent yields based on a tax rate of 35% for the seven-day period ended August 31, 2004:


                                               7-DAY
                                               --------------
     Tax Equivalent Current Yield                        1.21%
     Tax Equivalent Effective Yield                      1.32%

The yields quoted are based on historical earnings and are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the fund.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX-DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS AND MUNICIPAL SECURITIES

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

RATINGS OF TAX-EXEMPT NOTES AND SHORT-TERM MUNICIPAL LOANS

MOODY'S: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG").

MIG-1/VMIG-1 -- Securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from superior liquidity support or established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2 -- Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

S&P:

SP-1 -- Short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 -- Issues rated SP-2 have satisfactory capacity to pay principal and interest.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

F-1 -- The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

F-2 -- F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

          APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2) provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4) matches proxies received with holdings as of record date;
   5) reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7) documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

   - Against offers when there are prospects for an enhanced bid or other bidders

   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                           TUCKERMAN ACTIVE REIT FUND

                                DECEMBER 20, 2004

                       (AS SUPPLEMENTED JANUARY 28, 2005)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 20, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                           3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                       3

   INVESTMENT STRATEGIES                                                                               3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                5
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                               8
   INVESTMENT RESTRICTIONS                                                                             8
   TEMPORARY DEFENSIVE POSITION                                                                        9
   PORTFOLIO TURNOVER                                                                                  9

MANAGEMENT OF THE FUND                                                                                10

   BOARD OF TRUSTEES AND OFFICERS                                                                     10
   COMPENSATION                                                                                       14
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003     15
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                             16

INVESTMENT ADVISORY AND OTHER SERVICES                                                                16

   ADVISOR                                                                                            16
   ADMINISTRATOR                                                                                      18
   CUSTODIAN AND TRANSFER AGENT                                                                       19
   DISTRIBUTOR                                                                                        19
   CODE OF ETHICS                                                                                     19
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                           20
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                      22
   LEGAL COUNSEL                                                                                      22

BROKERAGE PRACTICES AND COMMISSIONS                                                                   22

PRICING OF FUND SHARES                                                                                23

TAXES                                                                                                 24

CALCULATION OF PERFORMANCE DATA                                                                       25

ADDITIONAL INFORMATION                                                                                26

   SHAREHOLDER MEETINGS                                                                               26
   CAPITALIZATION AND VOTING                                                                          26
   FEDERAL LAW AFFECTING STATE STREET                                                                 26
   PROXY VOTING POLICY                                                                                27
   MASSACHUSETTS BUSINESS TRUST                                                                       27

FINANCIAL STATEMENTS                                                                                  27

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                                                          28

   RATINGS OF DEBT INSTRUMENTS                                                                        28
   RATINGS OF COMMERCIAL PAPER                                                                        28

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                           30

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

The SSgA Tuckerman Active REIT Fund was formerly known as the SSgA Real Estate Equity Fund. The name change took effect on April 23, 1999.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. The Tuckerman Active REIT Fund is a non-diversified portfolio, as defined in the Investment Company Act of 1940 (the 1940 Act).

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

DOW JONES WILSHIRE REIT INDEX. The fund will select securities for investment from the Dow Jones Wilshire REIT(R) Index (the Index.) The Index is a market capitalization weighted index of publicly traded Real Estate Investment Trusts (REITs). The Index is comprised of companies whose charter is the equity ownership and operation of commercial real estate. The Index is rebalanced monthly and returns are calculated on a buy and hold basis. The Index has been constructed to avoid survivor bias. Survivorship bias refers to a condition that can cloud historical performance results; it is caused by including the present universe of companies to calculate historical returns rather than the relevant universe of companies available historically. For example, if one calculates a 10 year return for the REITs existing today, this historical return has a survivorship bias because it is based on surviving companies (those that exist today), not the companies that existed ten years ago. To prevent survivorship bias in this scenario, for each year from 1993 forward the existing REITS from each time period would be the basis for the returns each year and the returns would be linked for a more representative, less biased historical return.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

DEBT SECURITIES. The fund may also invest temporarily in investment grade debt securities for defensive purposes. The fund will invest in convertible debt securities. Please see the Appendix for a description of securities ratings.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets and interest rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer, No compensation or other consideration is paid as a part of any such arrangement.

d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 8 are fundamental, and restrictions 9 through 12 are nonfundamental. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities, and securities of companies directly or indirectly engaged in the real estate industry).

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of a type permitted by the fund's investment policies, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     5. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     6. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions.

     7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     8. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     9. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     10. Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of the fund's net assets. Included in such amount, but not to exceed 2% of the value of the fund's net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the fund in units or attached to securities may be deemed to be without value.

     11. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act.

     12. Purchase the securities of any issuer if, as a result of such purchase, the value of the securities of any five issuers held by the fund would exceed 40% of the fund's total assets.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31:


          2004          2003         2002
          ---------------------------------
          51.86%        54.9%        45.66%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
------------------------- ------------------------ --------------------------------------------------------- --------------------
Lynn L. Anderson          -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street              -    Interested Person        (institutional financial consultant);
Tacoma, WA  98402              of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                         (as defined in           Management Company (investment management); and
                               the 1940 Act) due        Frank Russell Investment Company and Russell
                               to his employment        Investment Funds (registered investment companies);
                               by the parent       -    Chairman of the Board and Chief Executive Officer,
                               company of the           Russell Fund Distributors, Inc. (mutual fund
                               Administrator            broker-dealer and underwriter) and Frank Russell
                          -    Chairman of the          Trust Company; and
                               Board and           -    Director, Russell Insurance Agency, Inc. (manager
                               President                of investment companies); Frank Russell
                          -    Member,                  Investments (UK) Limited (unit trust management);
                               Governance               and Frank Russell Asset Management (Cayman) II LLC
                               Committee                (limited partnership investment).
                          -    Member, Valuation
                               Committee

Agustin J. Fleites        -    Principal           -    2002 to Present, President, SSgA Funds Management,        27
State Street Financial         Executive Officer        Inc. (investment advisor);
Center                         and Chief           -    2001 to Present, Senior Principal, State Street
One Lincoln Street             Executive Officer        Global Advisors; Managing Director, Advisor
Boston, MA  02111-2900         since 2003               Strategies (investment management);
Age 39                    -    Trustee since       -    1999 to 2001, Principal, Head of Exchange Traded
                               November 2004            Funds, Offshore Funds and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation
                                                        Strategies.

INDEPENDENT TRUSTEES

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
------------------------- ------------------------ --------------------------------------------------------- --------------------
William L. Marshall       -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.        -    27
33 West Court Street      -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901           Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                    -    Member,                  Inc. (a registered investment advisor and provider
                               Governance               of financial and related consulting services);
                               Committee           -    Certified Financial Planner and Member, Financial
                          -    Member, Valuation        Planners Association; and
                               Committee           -    Registered Representative and Principal for
                                                        Securities with Cambridge Investment Research,
                                                        Inc., Fairfield, Iowa.

Steven J. Mastrovich      -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree         -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                         Committee                Management (private real estate investment for
Westwood, MA 02090        -    Member,                  clients primarily outside of the US to locate
Age 48                         Governance               private real estate investments in the US);
                               Committee           -    January 2000 to September 2000, Managing Director,
                          -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                               Committee                services);
                                                   -    From 1998 to 2000, President, Key Global Capital,
                                                        Inc. (provider of equity and mezzanine capital to
                                                        real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                        Gesmer (law firm).

Patrick J. Riley          -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place       -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road              Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         -    Member,                  L.L.P. (law firm); and
Age 56                         Governance          -    Director, SSgA Cash Management Fund plc; and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

Richard D. Shirk          -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE    -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877         Committee           -    1996 to March 2001, President and Chief Executive
Age 59                    -    Member,                  Officer, Cerulean Companies, Inc. (holding
                               Governance               company);
                               Committee           -    1992 to March 2001, President and Chief Executive
                          -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                               Committee                association for independent Blue Cross and Blue
                                                        Shield health care plans);
                                                   -    1993 to November 2001, Chairman and Board

                                                        Member, Georgia Caring for Children Foundation
                                                        (private foundation);
                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road         -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921              Committee                and services company); and
Age 61                    -    Member,             -    Director, SSgA Cash Management Fund plc and State
                               Governance               Street Global Advisors Ireland, Ltd. (investment
                               Committee                companies).
                          -    Member, Valuation
                               Committee

Henry W. Todd             -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive         -    Member, Audit            (flavorings manufacturer);
Montgomeryville, PA            Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                     -    Member,                  in vanilla flavoring); and
Age 57                         Governance          -    Director, SSgA Cash Management Fund plc and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

PRINCIPAL OFFICERS

                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
J. David Griswold         -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                   and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA 98402               since 1994;         -    Assistant Secretary and Associate General Counsel, Director - Global
Age 47                    -    Chief Legal              Regulatory Policy, Frank Russell Investment Management Company
                               Officer since 2003       (investment management);
                                                   -    Director - Global Regulatory Policy, Russell Real Estate Advisors, Inc.
                                                        (investment management);
                                                   -    Assistant Secretary and Associate General Counsel, Frank Russell
                                                        Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds); Russell Fund Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial         since 2002               advisor);
Center                                             -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                      management);
Boston, MA 02111-2900                              -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                  financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                   Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402               Accounting               company); and
Age 41                         Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini        -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial         Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                      and
Boston, MA 02111-2900                              -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                  Compliance Consulting Group, PricewaterhouseCoopers.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.


                                                                          FISCAL 2004 TOTAL
                                                                     COMPENSATION FROM FUND AND
                                        FISCAL 2004 AGGREGATE           FUND COMPLEX PAID TO
             NAME/POSITION              COMPENSATION FROM FUND               TRUSTEES
     ------------------------------ ----------------------------- --------------------------------
     Lynn L. Anderson,                            None                              None
     Chairman of the Board and
     President

     Agustin J. Fleites, Chief                    None                              None
     Executive Officer and Trustee

     William L. Marshall, Trustee              $ 2,223                         $ 108,535

     Steven J. Mastrovich, Trustee             $ 2,212                         $ 105,482

     Patrick J. Riley, Trustee                 $ 2,225                         $ 108,636

     Richard D. Shirk, Trustee                 $ 2,221                         $ 107,958

     Bruce D. Taber, Trustee                   $ 2,224                         $ 108,977

     Henry W. Todd, Trustee                    $ 2,236                         $ 112,387

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                                 AGGREGATE DOLLAR RANGE
                                                                                                OF EQUITY SECURITIES IN
                                                                                                     ALL REGISTERED
                                                                                                  INVESTMENT COMPANIES
                                                                                                OVERSEEN BY TRUSTEES IN
                                                                                                  FAMILY OF INVESTMENT
           TRUSTEE                    DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                   COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000                $ 10,001-$50,000
                                Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    All Funds                             $0                                    $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000               $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000                  Over $100,000
                                Aggressive Equity Fund                $10,001-$50,000
                                International Stock Selection         $50,001-$100,000
                                Fund
                                Emerging Markets Fund                 $50,001-$100,000
                                Core Opportunities Fund               Over $100,000
                                Small Cap Fund                        Over $100,000
                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000                $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000                $50,001-$100,000
                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                                    $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

-    Charles Schwab & Co, 101 Montgomery Street, San Francisco, CA
     94104-4122--28.34%

- National Financial Securities Corp, 200 Liberty Street, 1 World Financial Center, New York, NY 10008--24.53%

-    Atwell & Co., PO Box 456, New York, NY 10005--12.64%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:


          2004          2003         2002
          ------------------------------------
          $ 697,004     $ 627,424    $ 436,011

Through December 31, 2005, the Advisor contractually agreed to reimburse up to the full amount of its Advisory fee to the extent that total expenses exceed 1.00% of average daily net assets on an annual basis, which amounted to the following for the past three fiscal years ending August 31:

          2004          2003         2002
          ------------------------------------
          $ 107,132     $ 120,872    $ 46,845

The Tuckerman Group, LLC, Two Manhattanville Road, Centre 2 / Suite 207, Purchase, NY 10577, serves as the investment sub-advisor (the "Sub-Advisor" or "Tuckerman") for the fund pursuant to an Investment Sub-Advisory Agreement between the Advisor and Tuckerman, dated September 1, 2001. Tuckerman is an advisory affiliate of State Street.

The fund accrued the following expenses to the Sub-Advisor during the last three fiscal years ended August 31 (the amount shown is one-half of the net advisory fee accrued for the period):


          2004          2003         2002
          ------------------------------------
          $ 294,936     $ 253,276    $ 194,583

APPROVAL OF THE ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds and the Sub-Advisory Agreement among the Sub-Advisor, the Advisor and the fund. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

In determining to continue the Sub-Advisory Agreement, the Trustees considered, among other things: (i) the nature and quality of services rendered by the Sub-Adviser; (ii) the complexity of those services, both on an absolute basis and relative to other mutual fund complexes and the manner in which the Sub-Advisor discharges these services; (iii) the short-term and long-term performance of the Sub-Advisor relative to other managers that employ similar investment strategies; (iv) the qualification and experience of the Sub-Advisors' personnel; (v) the Sub-Advisors' compliance programs including those related to personal investing; and (vi) the consistency of the Existing Sub-Advisor's adherence to its Investment Strategy. The Trustees considered information provided by the Sub-Advisor, including balance sheets and income statements, biographical information on portfolio management and other professional staff, fee and performance information for other mutual funds managed by the Sub-Advisors and descriptions of investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory and Sub-Advisory Agreements would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are very satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

          2004          2003         2002
          ------------------------------------
          $ 64,372      $ 60,715     $ 52,626

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation. $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

The Tuckerman Group has adopted the Code of Ethics of the Advisor.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:

        2002
        --------
        $ 41,073

Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


        2004          2003         2002
        ------------------------------------
        $ 185,839     $ 158,588    $ 35,913


For fiscal 2004, these amounts are reflective of the following individual payments:


       Advertising                                   $       6,783
       Printing                                                622
       Compensation to Dealers                             131,185
       Compensation to Sales Personnel                      40,251
       Other(1)                                              6,998
                                                     -------------
       Total                                         $     185,839
                                                     =============


The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

          2004         2003        2002
          ------------------------------------
          $ 26,814     $ 24,132    $ 16,770


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 16, 2004, the Funds' Board of Trustees, upon the recommendation of the Audit Committee, voted to appoint Deloitte & Touche LLP as their independent registered public accounting firm for the fiscal year ending August 31, 2005, subject to Deloitte & Touche LLP's satisfaction with new client procedures. Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116. Through the fiscal year ending August 31, 2004, PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP's report on the Funds' financial statements for the fiscal year ending August 31, 2004, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Advisor paid the following total brokerage commissions during the last three fiscal years ended August 31:


          2004         2003        2002
          ------------------------------------
          $ 172,050    $ 245,450   $ 165,834


Of the total brokerage commissions paid, an affiliated broker/dealer(s) received the following during the last three fiscal years ended August 31:


          2004         2003        2002
          ------------------------------------
          $ 0          $ 2,230     $ 801


Relating to the total brokerage commissions paid by the Advisor for fiscal 2004, the percentage of brokerage commissions received by an affiliated broker/dealer amounted to 0% of the total.

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was 0% for the fiscal year ended August 31, 2004.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows:


                                                    PRINCIPAL           COMMISSIONS
                                                     ($000)                ($000)
                                                  -----------------------------------
       Credit Suisse First Boston                    67,023                  113
       Morgan Stanley Co. Inc.                       18,771                   16
       Lehman Bothers Inc.                           13,368                   22
       Investment Technology Group Inc.               4,084                    2
       UBS Warburg LLC                                3,681                    5
       UBS Securities LLC                             3,008                    4
       Citigroup Global Markets Inc.                  2,865                    4
       Prudential Equity Group                        2,239                    4
       Knight Securities                                594                    1
       BC Capital Markets                               145                    1

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York

Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


DIVIDENDS-RECEIVED DEDUCTION. The portion of the dividends received from the fund by its corporate shareholders which qualifies for the 70% dividends-received deduction will be reduced to the extent that the fund holds dividend-paying stock for less than 45 days (91 days for certain preferred stocks). In addition, distributions that the fund receives from a REIT will not constitute "dividends" for purposes of the dividends-received deduction. Accordingly, only a small percentage of dividends from the fund are expected to qualify for the dividends-received deduction. Shareholders should consult their tax advisor regarding dividends-received deductions and their allowance.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                           P(1+T)(TO THE POWER OF n) = ERV
      where: P =         a hypothetical initial payment of $1,000
             T =         average annual total return
             n =         number of years
             ERV =       ending redeemable value of a hypothetical
                         $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                                P(1+T)(TO THE POWER OF n) = ATV SUB(D)
      where: P =         a hypothetical initial payment of $1,000
             T =         average annual total return (after taxes on
                         distributions)
             n =         number of years
             ATV SUB(D)= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                              AVERAGE ANNUAL TOTAL RETURN
          ---------------------------------------------------------------
          ONE YEAR ENDING         FIVE YEARS ENDING    INCEPTION TO
          AUGUST 31, 2004         AUGUST 31, 2004      AUGUST 31, 2004(1)
          ---------------------------------------------------------------
           31.46%                  18.36%               11.75%

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

----------
(1)  Annualized. The fund commenced operations on May 1, 1998.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

        Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

        A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

        A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

            -  Leading market positions in well-established industries.

            -  High rates of return on funds employed.

            - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

            - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

            - Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

        Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

        A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

        F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

        F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

          APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2) provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4) matches proxies received with holdings as of record date;
   5) reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7) documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

   - Against offers when there are prospects for an enhanced bid or other bidders

   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                          US TREASURY MONEY MARKET FUND

                                 CLASS T SHARES

                                DECEMBER 20, 2004

                       (AS SUPPLEMENTED JANUARY 28, 2005)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 20, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                             3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                         3

   INVESTMENT STRATEGIES                                                                                 3
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                 5
   INVESTMENT RESTRICTIONS                                                                               5

MANAGEMENT OF THE FUND                                                                                   6

   BOARD OF TRUSTEES AND OFFICERS                                                                        6
   COMPENSATION                                                                                         11
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003       12
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                               12

INVESTMENT ADVISORY AND OTHER SERVICES                                                                  13

   ADVISOR                                                                                              13
   ADMINISTRATOR                                                                                        14
   CUSTODIAN AND TRANSFER AGENT                                                                         15
   DISTRIBUTOR                                                                                          16
   CODE OF ETHICS                                                                                       16
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                             16
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                        18
   LEGAL COUNSEL                                                                                        18

BROKERAGE PRACTICES AND COMMISSIONS                                                                     18

PRICING OF FUND SHARES                                                                                  19

TAXES                                                                                                   20

CALCULATION OF PERFORMANCE DATA                                                                         21

ADDITIONAL INFORMATION                                                                                  21

   SHAREHOLDER MEETINGS                                                                                 21
   CAPITALIZATION AND VOTING                                                                            22
   FEDERAL LAW AFFECTING STATE STREET                                                                   22
   PROXY VOTING POLICY                                                                                  22
   MASSACHUSETTS BUSINESS TRUST                                                                         22

FINANCIAL STATEMENTS                                                                                    23

APPENDIX - DESCRIPTION OF SECURITIES RATINGS                                                            24

APPENDIX:  SSgA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                             26

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

MONEY MARKET INSTRUMENTS. A money market fund expects to maintain, but does not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its fund shares at "amortized cost." A money market fund will maintain a dollar-weighted average maturity of 90 days or less. A fund will invest in securities maturing within 397 days or less at the time of the trade date or such other date upon which a fund's interest in a security is subject to market action. A money market fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the fund's securities. The procedures also address such matters as diversification and credit quality of the securities the fund purchases and were designed to ensure compliance by the fund with the requirements of Rule 2a-7 of the Investment Company Act of 1940 (1940 Act).

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance. The fund may purchase US Government obligations on a forward commitment basis. The fund may also purchase Treasury Inflation Protection Securities, a type of inflation-indexed Treasury security. Treasury Inflation Protection Securities provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers ("CPI-U").

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

ILLIQUID SECURITIES. The fund may not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

STRIPPED (ZERO COUPON) SECURITIES. The fund may invest in stripped securities, which are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal securities issued by the US Treasury are recorded in the Federal Reserve book-entry record-keeping system. Because stripped securities do not pay current income, their prices can be very volatile when interest rates change. The fund may invest no more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed.

ASSET-BACKED SECURITIES. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

   - Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

   - Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer, No compensation or other consideration is paid as a part of any such arrangement.

d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following fundamental investment restrictions, which cannot be changed without a vote of a majority of a fund's shareholders. Each investment restriction applies at the time an investment is made. The fund will not:

   1. Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

   2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

   3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

   4. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

   5. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

   6. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

   7. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

   8.  Purchase or sell commodities or commodity futures contracts.

   9. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

   10. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

   11. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

   12. Make investments for the purpose of gaining control of an issuer's management.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street              -    Interested Person        (institutional financial consultant);
Tacoma, WA 98402               of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                         (as defined in           Management Company (investment management); and
                               the 1940 Act) due        Frank Russell Investment Company and Russell
                               to his employment        Investment Funds (registered investment companies);
                               by the parent       -    Chairman of the Board and Chief Executive Officer,
                               company of the           Russell Fund Distributors, Inc. (mutual fund
                               Administrator            broker-dealer and underwriter) and Frank Russell
                          -    Chairman of the          Trust Company; and
                               Board and           -    Director, Russell Insurance Agency, Inc. (manager
                               President                of investment companies); Frank Russell
                          -    Member,                  Investments (UK) Limited (unit trust management);
                               Governance               and Frank Russell Asset Management (Cayman) II LLC
                               Committee                (limited partnership investment).
                          -    Member, Valuation
                               Committee

Agustin J. Fleites        -    Principal           -    2002 to Present, President, SSgA Funds Management,        27
State Street Financial         Executive Officer        Inc. (investment advisor);
Center                         and Chief           -    2001 to Present, Senior Principal, State Street
One Lincoln Street             Executive Officer        Global Advisors; Managing Director, Advisor
Boston, MA 02111-2900          since 2003               Strategies (investment management);
Age 39                    -    Trustee since       -    1999 to 2001, Principal, Head of Exchange Traded
                               November 2004            Funds, Offshore Funds and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation
                                                        Strategies.

INDEPENDENT TRUSTEES

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.        -    27
33 West Court Street      -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901           Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                    -    Member,                  Inc. (a registered investment advisor and provider
                               Governance               of financial and related consulting services);
                               Committee           -    Certified Financial Planner and Member, Financial
                          -    Member, Valuation        Planners Association; and

                               Committee           -    Registered Representative and Principal for
                                                        Securities with Cambridge Investment Research,
                                                        Inc., Fairfield, Iowa.

Steven J. Mastrovich      -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree         -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                         Committee                Management (private real estate investment for
Westwood, MA 02090        -    Member,                  clients primarily outside of the US to locate
Age 48                         Governance               private real estate investments in the US);
                               Committee           -    January 2000 to September 2000, Managing Director,
                          -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                               Committee                services);
                                                   -    From 1998 to 2000, President, Key Global Capital,
                                                        Inc. (provider of equity and mezzanine capital to
                                                        real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                        Gesmer (law firm).

Patrick J. Riley          -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place       -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road              Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         -    Member,                  L.L.P. (law firm); and
Age 56                         Governance          -    Director, SSgA Cash Management Fund plc; and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

Richard D. Shirk          -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE    -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877         Committee           -    1996 to March 2001, President and Chief Executive
Age 59                    -    Member,                  Officer, Cerulean Companies, Inc. (holding
                               Governance               company);
                               Committee           -    1992 to March 2001, President and Chief Executive
                          -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                               Committee                association for independent Blue Cross and Blue
                                                        Shield health care plans);
                                                   -    1993 to November 2001, Chairman and Board Member,
                                                        Georgia Caring for Children Foundation (private
                                                        foundation);
                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road         -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921              Committee                and services company); and
                          -    Member,             -    Director, SSgA Cash Management Fund plc and

Age 61                         Governance               State Street Global Advisors Ireland, Ltd.
                               Committee                (investment companies).
                          -    Member, Valuation
                               Committee

Henry W. Todd             -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive         -    Member, Audit            (flavorings manufacturer);
Montgomeryville, PA            Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                     -    Member,                  in vanilla flavoring); and
Age 57                         Governance          -    Director, SSgA Cash Management Fund plc and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

PRINCIPAL OFFICERS

                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
J. David Griswold         -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                   and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA 98402               since 1994;         -    Assistant Secretary and Associate General Counsel, Director - Global
Age 47                    -    Chief Legal              Regulatory Policy, Frank Russell Investment Management Company
                               Officer since 2003       (investment management);
                                                   -    Director - Global Regulatory Policy, Russell Real Estate Advisors, Inc.
                                                        (investment management);
                                                   -    Assistant Secretary and Associate General Counsel, Frank Russell
                                                        Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds); Russell Fund Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial         since 2002               advisor);
Center                                             -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                      management);
Boston, MA 02111-2900                              -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                  financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                   Principal                Company (investment management) and Frank Russell Trust Company (trust
                               Accounting               company); and

Tacoma, WA 98402               Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
Age 41                                                  Company and Russell Funds (registered investment companies).

Peter A. Ambrosini        -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial         Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                      and
Boston, MA 02111-2900                              -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                  Compliance Consulting Group, PricewaterhouseCoopers.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.

The aggregate compensation information shown below is for the original SSgA US Treasury Money Market Fund class (referred to as the "Institutional Class") for the fiscal year ending August 31, 2004:


                                                            FISCAL 2004 TOTAL
                                                        COMPENSATION FROM FUND AND
                                 FISCAL 2004 AGGREGATE      FUND COMPLEX PAID TO
          NAME/POSITION          COMPENSATION FROM FUND          TRUSTEES
     ------------------------------------------------------------------------------
     Lynn L. Anderson,                      None                       None
     Chairman of the Board
     and President

     Agustin J. Fleites, Chief              None                       None
     Executive Officer and
     Trustee

     William L. Marshall,          $       4,064              $     108,535
     Trustee

     Steven J. Mastrovich,         $       3,974              $     105,482
     Trustee

     Patrick J. Riley, Trustee     $       4,069              $     108,636

     Richard D. Shirk, Trustee     $       4,044              $     107,958

     Bruce D. Taber, Trustee       $       4,075              $     108,977

     Henry W. Todd, Trustee        $       4,219              $     112,387

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                         AGGREGATE DOLLAR RANGE
                                                                                         OF EQUITY SECURITIES IN
                                                                                             ALL REGISTERED
                                                                                           INVESTMENT COMPANIES
                                                                                         OVERSEEN BY TRUSTEES IN
                                                                                           FAMILY OF INVESTMENT
       TRUSTEE                      DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND             COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000        $10,001-$50,000

                                Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    All Funds                             $0                             $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $50,001-$100,000      $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000          Over $100,000

                                Aggressive Equity Fund                $10,001-$50,000

                                International Stock Selection         $50,001-$100,000
                                Fund

                                Emerging Markets Fund                 $50,001-$100,000

                                Core Opportunities Fund               Over $100,000

                                Small Cap Fund                        Over $100,000

                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund                   $10,001-$50,000        $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000        $50,001-$100,000

                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          All Funds                             $0                             $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company ("State Street") may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of any class of shares of the fund in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of any class of shares of the fund's voting securities.

Frank Russell Investment Management Company ("Administrator"), Investment Company's administrator, will be the sole shareholder of the Class R Shares of the fund until such time as the fund has public shareholders and therefore may be deemed a controlling person.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

-

-

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The management fee of the Class T Shares is the same as the management fee of the Institutional Class. Therefore, the management fee is allocated equally among classes and shareholders.

The Institutional Class accrued the following expenses to Advisor for the fiscal years ended August 31:


     2004               2003             2002
     ------------------------------------------------
     $  2,412,856       $  2,501,529     $  3,192,169


Through December 31, 2010, the Advisor contractually agreed to waive .15% of its ..25% management fee, which amounted to the following for the last three fiscal years ending August 31:


     2004               2003             2002
     -------------------------------------------
     $  132,072         $  1,500,918     $  0


Through December 31, 2005, the Advisor has agreed to reimburse the fund for all expenses in excess of .80% of average daily net assets on an annual basis.

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Institutional Class accrued the following expenses to Administrator for the fiscal years ended August 31:


     2004               2003             2002
     ------------------------------------------------
     $  293,094         $  309,062       $  396,044

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation. $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the fund has adopted an active distribution service plan providing payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the fund's principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the fund by enabling the fund to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992, which was restated to reflect the change of distributor and to update current operations on April 9, 2002, for the original SSgA Funds' class (referred to herein as the Institutional Class). The Board of Trustees adopted a distribution plan for Class T Shares of the fund on July 14, 2003 (the Plan) which is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Plan each fund pays the Distributor a fee not to exceed 0.55% of the fund's average net asset value per year, for distribution, shareholder and administrative services provided to the fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a fund are not permitted by the Plan to exceed .50% of the fund's average net asset value per year. Payments to the Distributor for distribution and shareholder services to a fund are not permitted by the Plan to exceed 0.05% of the fund's average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

The Plan does not provide for the fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor, to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Financial Intermediaries. Under the Service Agreements, the Financial Intermediaries may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Financial Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Financial Intermediaries may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.50% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Institutional Class accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) for the fiscal years ended August 31:


     2002
     ----------
     $  127,290


Since March 1, 2002, the Institutional Class accrued the following expenses to the Distributor (State Street Global Markets, LLC) for the fiscal year ended August 31:


     2004               2003             2002
     ----------------------------------------------
     $  203,039         $  221,055       $  94,602


For fiscal 2004, these amounts are reflective of the following individual payments:

     Advertising                       $     52,134
     Printing                                 6,275
     Compensation to Dealers                     --
     Compensation to Sales Personnel         80,578
     Other(1)                                64,052
                                       ------------
     Total                             $    203,039
                                       ============


The Institutional Class accrued expenses in the following amount to State Street, under a Service Agreement pursuant to Rule 12b-1, for the fiscal year ended August 31:


     2004               2003             2002
     ----------------------------------------------
     $  241,348         $  405,973       $  319,217


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 16, 2004, the Funds' Board of Trustees, upon the recommendation of the Audit Committee, voted to appoint Deloitte & Touche LLP as their independent registered public accounting firm for the fiscal year ending August 31, 2005, subject to Deloitte & Touche LLP's satisfaction with new client procedures. Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116. Through the fiscal year ending August 31, 2004, PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP's report on the Funds' financial statements for the fiscal year ending August 31, 2004, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The following information with respect to brokerage pertains to the Institutional Class:

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows:


                                                   PRINCIPAL
                                                    ($000)
                                                ----------------
     Deutsche Bank Securities                     34,189,574
     ABN Amro                                     30,536,569
     Bear Stearns Securities Corp.                21,802,000
     Credit Suisse First Boston                   16,018,191
     Warburg Dillon Read                          15,785,289
     Banc of America Securities LLC               12,638,680
     Morgan Stanley Co., Inc.                      6,380,751
     Countrywide Securities Corp.                  6,370,000
     JP Morgan Securities Inc.                     5,719,650
     Greenwich Securities                          5,465,000

The US Treasury Money Market Fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Class T Shares of the funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines net asset value per share once each business day as of 3 p.m. Eastern time.

A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days. Currently, the fund is open every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Good Friday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

It is the fund's policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on the fund's shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2004, the Institutional Class had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:


     CARRYOVER AMOUNT     EXPIRATION DATE
     ------------------------------------
     $  5,454             August 31, 2011

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

           P(1+T)(TO THE POWER OF n) = ERV

           where:  P =          a hypothetical initial payment of $1,000
                   T =          average annual total return
                   n =          number of years
                   ERV =        ending redeemable value of a $1,000
                                payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The current annualized yield of the fund may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

     EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(TO THE POWER OF 365/7)]-1

The following are the Institutional Class's current and effective yields for the seven-day period ended August 31, 2004:


     Current Yield              1.25%
     Effective Yield            1.45%

The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the fund.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The Investment Company is authorized to divide shares of any fund into two or more classes of shares. The shares of each fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any fund may have separate voting rights or no voting rights. Each class of shares of a fund is entitled to the same rights and privileges as all other classes of the fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the fund's portfolio securities. The SSgA Funds have three classes of shares. The SSgA Prime Money Market Fund and the SSgA US Treasury Money Market Fund each have Class T Shares. The SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds each have Class R Shares.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the

Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                  APPENDIX - DESCRIPTION OF SECURITIES RATINGS

The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch ("Thomson").

LONG-TERM CORPORATION AND TAX-EXEMPT DEBT RATINGS

The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free US Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

SHORT-TERM CORPORATE AND TAX-EXEMPT DEBT RATINGS

The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free US Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Fitch's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. The A-2 designation indicates that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Ample alternate liquidity is maintained.

IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thomson's short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TAX-EXEMPT NOTE RATINGS

A S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). MIG-1/VMIG-1 denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

Fitch uses its short-term ratings described above under "Short-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes.

D&P uses the fixed-income ratings described above under "Long-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes and other short-term obligations.

          APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2) provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4) matches proxies received with holdings as of record date;
   5) reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7) documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

   - Against offers when there are prospects for an enhanced bid or other bidders

   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                          US TREASURY MONEY MARKET FUND

                                DECEMBER 20, 2004

                       (AS SUPPLEMENTED JANUARY 28, 2005)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 20, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                            3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                        3

   INVESTMENT STRATEGIES                                                                                3
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                5
   INVESTMENT RESTRICTIONS                                                                              5

MANAGEMENT OF THE FUND                                                                                  6

   BOARD OF TRUSTEES AND OFFICERS                                                                       6
   COMPENSATION                                                                                        11
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003      12
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                              12

INVESTMENT ADVISORY AND OTHER SERVICES                                                                 13

   ADVISOR                                                                                             13
   ADMINISTRATOR                                                                                       14
   CUSTODIAN AND TRANSFER AGENT                                                                        15
   DISTRIBUTOR                                                                                         16
   CODE OF ETHICS                                                                                      16
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                            16
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                       18
   LEGAL COUNSEL                                                                                       18

BROKERAGE PRACTICES AND COMMISSIONS                                                                    18

PRICING OF FUND SHARES                                                                                 20

TAXES                                                                                                  20

CALCULATION OF PERFORMANCE DATA                                                                        21

ADDITIONAL INFORMATION                                                                                 22

   SHAREHOLDER MEETINGS                                                                                22
   CAPITALIZATION AND VOTING                                                                           22
   FEDERAL LAW AFFECTING STATE STREET                                                                  22
   PROXY VOTING POLICY                                                                                 22
   MASSACHUSETTS BUSINESS TRUST                                                                        22

FINANCIAL STATEMENTS                                                                                   23

APPENDIX - DESCRIPTION OF SECURITIES RATINGS                                                           24

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                            26

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

MONEY MARKET INSTRUMENTS. A money market fund expects to maintain, but does not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its fund shares at "amortized cost." A money market fund will maintain a dollar-weighted average maturity of 90 days or less. A fund will invest in securities maturing within 397 days or less at the time of the trade date or such other date upon which a fund's interest in a security is subject to market action. A money market fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the fund's securities. The procedures also address such matters as diversification and credit quality of the securities the fund purchases and were designed to ensure compliance by the fund with the requirements of Rule 2a-7 of the Investment Company Act of 1940 (1940 Act).

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance. The fund may purchase US Government obligations on a forward commitment basis. The fund may also purchase Treasury Inflation Protection Securities, a type of inflation-indexed Treasury security. Treasury Inflation Protection Securities provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers ("CPI-U").

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

ILLIQUID SECURITIES. The fund may not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

STRIPPED (ZERO COUPON) SECURITIES. The fund may invest in stripped securities, which are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal securities issued by the US Treasury are recorded in the Federal Reserve book-entry record-keeping system. Because stripped securities do not pay current income, their prices can be very volatile when interest rates change. The fund may invest no more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed.

ASSET-BACKED SECURITIES. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

     - Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

     - Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer, No compensation or other consideration is paid as a part of any such arrangement.

d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following fundamental investment restrictions, which cannot be changed without a vote of a majority of a fund's shareholders. Each investment restriction applies at the time an investment is made. The fund will not:

     1. Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph
          (2) above.

     4. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     5. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     6. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     7. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

     8.   Purchase or sell commodities or commodity futures contracts.

     9. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     10. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     11. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     12. Make investments for the purpose of gaining control of an issuer's management.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street              -    Interested Person        (institutional financial consultant);
Tacoma, WA 98402               of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                         (as defined in           Management Company (investment management); and
                               the 1940 Act) due        Frank Russell Investment Company and Russell
                               to his employment        Investment Funds (registered investment companies);
                               by the parent       -    Chairman of the Board and Chief Executive Officer,
                               company of the           Russell Fund Distributors, Inc. (mutual fund
                               Administrator            broker-dealer and underwriter) and Frank Russell
                          -    Chairman of the          Trust Company; and
                               Board and           -    Director, Russell Insurance Agency, Inc. (manager
                               President                of investment companies); Frank Russell
                          -    Member,                  Investments (UK) Limited (unit trust management);
                               Governance               and Frank Russell Asset Management (Cayman) II LLC
                               Committee                (limited partnership investment).
                          -    Member, Valuation
                               Committee

Agustin J. Fleites        -    Principal           -    2002 to Present, President, SSgA Funds Management,        27
State Street Financial         Executive Officer        Inc. (investment advisor);
Center                         and Chief           -    2001 to Present, Senior Principal, State Street
One Lincoln Street             Executive Officer        Global Advisors; Managing Director, Advisor
Boston, MA 02111-2900          since 2003               Strategies (investment management);
Age 39                    -    Trustee since       -    1999 to 2001, Principal, Head of Exchange Traded
                               November 2004            Funds, Offshore Funds and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation
                                                        Strategies.

INDEPENDENT TRUSTEES

                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                          FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.        -    27
33 West Court Street      -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901           Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                    -    Member,                  Inc. (a registered investment advisor and provider
                               Governance               of financial and related consulting services);
                               Committee           -    Certified Financial Planner and Member, Financial
                          -    Member, Valuation        Planners Association; and

                               Committee           -    Registered Representative and Principal for
                                                        Securities with Cambridge Investment Research,
                                                        Inc., Fairfield, Iowa.

Steven J. Mastrovich      -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree         -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                         Committee                Management (private real estate investment for
Westwood, MA 02090        -    Member,                  clients primarily outside of the US to locate
Age 48                         Governance               private real estate investments in the US);
                               Committee           -    January 2000 to September 2000, Managing Director,
                          -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                               Committee                services);
                                                   -    From 1998 to 2000, President, Key Global Capital,
                                                        Inc. (provider of equity and mezzanine capital to
                                                        real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick,
                                                        Freed & Gesmer (law firm).

Patrick J. Riley          -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place       -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road              Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         -    Member,                  L.L.P. (law firm); and
Age 56                         Governance          -    Director, SSgA Cash Management Fund plc; and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

Richard D. Shirk          -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE    -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877         Committee           -    1996 to March 2001, President and Chief Executive
Age 59                    -    Member,                  Officer, Cerulean Companies, Inc. (holding
                               Governance               company);
                               Committee           -    1992 to March 2001, President and Chief Executive
                          -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                               Committee                association for independent Blue Cross and Blue
                                                        Shield health care plans);
                                                   -    1993 to November 2001, Chairman and Board Member,
                                                        Georgia Caring for Children Foundation (private
                                                        foundation);
                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road         -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921              Committee                and services company); and
                          -    Member,             -    Director, SSgA Cash Management Fund plc and

Age 61                         Governance               State Street Global Advisors Ireland, Ltd.
                               Committee                (investment companies).
                          -    Member, Valuation
                               Committee

Henry W. Todd             -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive         -    Member, Audit            (flavorings manufacturer);
Montgomeryville, PA            Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                     -    Member,                  in vanilla flavoring); and
Age 57                         Governance          -    Director, SSgA Cash Management Fund plc and State
                               Committee                Street Global Advisors Ireland, Ltd. (investment
                          -    Member, Valuation        companies).
                               Committee

PRINCIPAL OFFICERS

                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
J. David Griswold         -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                   and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA 98402               since 1994;         -    Assistant Secretary and Associate General Counsel, Director - Global
Age 47                    -    Chief Legal              Regulatory Policy, Frank Russell Investment Management Company
                               Officer since 2003       (investment management);
                                                   -    Director - Global Regulatory Policy, Russell Real Estate Advisors, Inc.
                                                        (investment management);
                                                   -    Assistant Secretary and Associate General Counsel, Frank Russell
                                                        Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds); Russell Fund Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross                -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial         since 2002               advisor);
Center                                             -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                      management);
Boston, MA 02111-2900                              -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                  financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                   Principal                Company (investment management) and Frank Russell Trust Company (trust
                               Accounting               company); and

Tacoma, WA 98402              Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
Age 41                                                  Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini        -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial         Officer since 2004       Management Officer, State Street Global Advisors;
Center                                             -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                      and
Boston, MA 02111-2900                              -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                  Compliance Consulting Group, PricewaterhouseCoopers.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.


                                                                    FISCAL 2004 TOTAL
                                                               COMPENSATION FROM FUND AND
                                        FISCAL 2004 AGGREGATE     FUND COMPLEX PAID TO
               NAME/POSITION           COMPENSATION FROM FUND           TRUSTEES
       ----------------------------------------------------------------------------------
       Lynn L. Anderson, Chairman                None                       None
       of the Board and President

       Agustin J. Fleites, Chief                 None                       None
       Executive Officer and Trustee

       William L. Marshall, Trustee           $ 4,064                  $ 108,535

       Steven J. Mastrovich, Trustee          $ 3,974                  $ 105,482

       Patrick J. Riley, Trustee              $ 4,069                  $ 108,636

       Richard D. Shirk, Trustee              $ 4,044                  $ 107,958

       Bruce D. Taber, Trustee                $ 4,075                  $ 108,977

       Henry W. Todd, Trustee                 $ 4,219                  $ 112,387

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                          AGGREGATE DOLLAR RANGE
                                                                                          OF EQUITY SECURITIES IN
                                                                                              ALL REGISTERED
                                                                                           INVESTMENT COMPANIES
                                                                                          OVERSEEN BY TRUSTEES IN
                                                                                           FAMILY OF INVESTMENT
           TRUSTEE               DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                 COMPANIES
Lynn L. Anderson, Trustee       Disciplined Equity Fund        $10,001-$50,000                $10,001-$50,000
                                Small Cap Fund                 $10,001-$50,000

William L. Marshall, Trustee    All Funds                      $0                                     $0

Steven J. Mastrovich, Trustee   S&P 500 Index Fund             $50,001-$100,000              $50,001-$100,000

Patrick J. Riley, Trustee       Special Equity Fund            $10,001-$50,000                 Over $100,000
                                Aggressive Equity Fund         $10,001-$50,000
                                International Stock Selection  $50,001-$100,000
                                Fund
                                Emerging Markets Fund          $50,001-$100,000
                                Core Opportunities Fund        Over $100,000
                                Small Cap Fund                 Over $100,000
                                Disciplined Equity Fund        Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund            $10,001-$50,000                $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund               $10,001-$50,000               $50,001-$100,000
                                Disciplined Equity Fund        $10,001-$50,000

Henry W. Todd, Trustee          All Funds                      $0                                   $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

-    GFAS Control, State Street Account MT01, PO Box 1992, Quincy, MA
     02171--7.79%

- Northern Trust Ttee, Park Indemnity Limited, C/O Aon Insurance Managers, PO Box Hm 2450 Hamilton Hm Jx, Bermuda--13.98%

-    Household Bank (Sb) Na, 2700 Sanders Rd # 1, Prospect Hts IL 60070--5.17%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:


     2004              2003              2002
     ------------------------------------------------
     $  2,412,856      $  2,501,529      $  3,192,169

Through December 31, 2010, the Advisor contractually agreed to waive .15% of its ..25% management fee, which amounted to the following for the last three fiscal years ending August 31:

     2004              2003              2002
     ------------------------------------------------
     $    132,072      $  1,500,918      $          0

In addition, until December 31, 2005, the Advisor contractually agreed to reimburse the fund for all expenses in excess of .20% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ending August 31:

     2004              2003              2002
     ------------------------------------------------
     $  1,447,715      $    124,826      $          0

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


     2004              2003              2002
     ------------------------------------------------
     $    293,094      $    309,062      $    396,044

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation. $350 per month;

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-    On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:

     2002
     ------------------
     $    127,290

Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


     2004              2003              2002
     ------------------------------------------------
     $    203,039      $    221,055      $     94,602


For fiscal 2004, these amounts are reflective of the following individual payments:


     Advertising                                $     52,134
     Printing                                          6,275
     Compensation to Dealers                              --
     Compensation to Sales Personnel                  80,578
     Other(1)                                         64,052
                                                ------------
     Total                                      $    203,039
                                                ============

Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:


     2004              2003              2002
     ------------------------------------------------
     $    241,348      $    405,973      $    319,217


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 16, 2004, the Funds' Board of Trustees, upon the recommendation of the Audit Committee, voted to appoint Deloitte & Touche LLP as their independent registered public accounting firm for the fiscal year ending August 31, 2005, subject to Deloitte & Touche LLP's satisfaction with new client procedures. Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116. Through the fiscal year ending August 31, 2004, PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP's report on the Funds' financial statements for the fiscal year ending August 31, 2004, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

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(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows:


                                                  PRINCIPAL
                                                   ($000)
                                                ------------
     Deutsche Bank Securities                    34,189,574
     ABN Amro                                    30,536,569
     Bear Stearns Securities Corp.               21,802,000
     Credit Suisse First Boston                  16,018,191
     Warburg Dillon Read                         15,785,289
     Banc of America Securities LLC              12,638,680
     Morgan Stanley Co., Inc.                     6,380,751
     Countrywide Securities Corp.                 6,370,000
     JP Morgan Securities Inc.                    5,719,650

     Greenwich Securities                         5,465,000

The US Treasury Money Market Fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines net asset value per share once each business day as of 3 p.m. Eastern time.

A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days. Currently, the fund is open every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Good Friday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

It is the fund's policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on the fund's shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2004, the fund had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:


           CARRYOVER AMOUNT  EXPIRATION DATE
           ---------------------------------
           $ 5,454           August 31, 2011

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            P(1+T)(TO THE POWER OF n) = ERV

            where:  P =   a hypothetical initial payment of $1,000
                    T =   average annual total return
                    n =   number of years
                    ERV = ending redeemable value of a $1,000 payment made at
                           the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The current annualized yield of the fund may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

     EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(TO THE POWER OF 365/7)]-1

The following are the fund's current and effective yields for the seven-day period ended August 31, 2004:

     Current Yield        1.25%

     Effective Yield      1.45%

The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the fund.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                  APPENDIX - DESCRIPTION OF SECURITIES RATINGS

The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch ("Thomson").

LONG-TERM CORPORATION AND TAX-EXEMPT DEBT RATINGS

The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free US Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

SHORT-TERM CORPORATE AND TAX-EXEMPT DEBT RATINGS

The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free US Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Fitch's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. The A-2 designation indicates that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Ample alternate liquidity is maintained.

IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thomson's short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TAX-EXEMPT NOTE RATINGS

A S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). MIG-1/VMIG-1 denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

Fitch uses its short-term ratings described above under "Short-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes.

D&P uses the fixed-income ratings described above under "Long-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes and other short-term obligations.

          APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2) provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4) matches proxies received with holdings as of record date;
   5) reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7) documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

   - Against offers when there are prospects for an enhanced bid or other bidders

   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                 YIELD PLUS FUND

                                DECEMBER 20, 2004

                       (AS SUPPLEMENTED JANUARY 28, 2005)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 20, 2004. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2004. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                                 3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                             3

   INVESTMENT STRATEGIES                                                                                     3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                      7
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                    10
   INVESTMENT RESTRICTIONS                                                                                  10
   TEMPORARY DEFENSIVE POSITION                                                                             11
   PORTFOLIO TURNOVER                                                                                       11

MANAGEMENT OF THE FUND                                                                                      12

   BOARD OF TRUSTEES AND OFFICERS                                                                           12
   COMPENSATION                                                                                             16
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003           17
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                   18

INVESTMENT ADVISORY AND OTHER SERVICES                                                                      18

   ADVISOR                                                                                                  18
   ADMINISTRATOR                                                                                            19
   CUSTODIAN AND TRANSFER AGENT                                                                             20
   DISTRIBUTOR                                                                                              21
   CODE OF ETHICS                                                                                           21
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                                 21
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                            23
   LEGAL COUNSEL                                                                                            24

BROKERAGE PRACTICES AND COMMISSIONS                                                                         24

PRICING OF FUND SHARES                                                                                      26

TAXES                                                                                                       26

CALCULATION OF PERFORMANCE DATA                                                                             27

ADDITIONAL INFORMATION                                                                                      29

   SHAREHOLDER MEETINGS                                                                                     29
   CAPITALIZATION AND VOTING                                                                                29
   FEDERAL LAW AFFECTING STATE STREET                                                                       29
   PROXY VOTING POLICY                                                                                      29
   MASSACHUSETTS BUSINESS TRUST                                                                             30

FINANCIAL STATEMENTS                                                                                        30

APPENDIX:  SSgA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                 31

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

VARIABLE AND FLOATING RATE SECURITIES. The fund may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions or (4) insurance companies that have a rate of interest subject to adjustment at regular intervals but less frequently than annually or (5) trusts. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The fund may also invest in Funding Agreements, which are privately placed, unregistered obligations negotiated with a purchaser. Floating Rate Securities are issued by the same type of organizations. The terms of Floating Rate Securities provide for the automatic adjustment of an interest rate whenever a specified interest rate changes. Generally, changes in interest rates will have a smaller effect on the market value of variable and fixed rate fixed income securities than on the market value of comparable fixed income obligations. Thus, investing in variable and fixed rate fixed income securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities.

MORTGAGE-RELATED SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private

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(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

     2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

     3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

STRIPPED (ZERO COUPON) SECURITIES. The fund may invest in stripped securities, which are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal securities issued by the US Treasury are recorded in the Federal Reserve book-entry record-keeping system. Because stripped securities do not pay current income, their prices can be very volatile when interest rates change. The fund may invest no more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

TREASURY INFLATION-PROTECTION SECURITIES. The fund may invest in Inflation-Protection Securities ("IPS"), a type of inflation-indexed Treasury security. IPS provide for semiannual payments of interest and a payment of principal at maturity. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date based on the Consumer Price Index for All Urban Consumers ("CPI-U").

Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

IPS also provide for an additional payment (a "minimum guarantee payment") at maturity if the security's inflation-adjusted principal amount for the maturity date is less than the security's principal amount at issuance. The amount of the additional payment will equal the excess of the security's principal amount at issuance over the security's inflation-adjusted principal amount for the maturity date.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the index options or futures contracts. Conversely, the fund may purchase or sell fewer index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer, No compensation or other consideration is paid as a part of any such arrangement.

d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions, restrictions 1 through 11 are fundamental and restrictions 12 through 15 are nonfundamental. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

    1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

    2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

    3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

    4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

    5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

    6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon to the extent provided in its Prospectus.

    7. Purchase or sell real estate or real estate mortgage loans; provided, however, the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    8. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

    9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

    10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

    11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

    12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

    13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act.

    14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

    15. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31:


        2004                  2003                2002
        --------------------------------------------------
          31.84%                70.70%              80.03%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five committees of the Board of
Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees), met four times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of the Independent Trustees and Mr. Anderson, met three times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees.

- The Valuation Committee, which consists of the Independent Trustees and Mr. Anderson, did not meet during the previous fiscal year. The Valuation Committee meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

- The Nominating Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The Nominating Committee is a sub-committee of the Governance Committee. The purposes of the Nominating Committee are to nominate candidates for independent trustee membership on the Board of Trustees, evaluate candidates' qualifications for board membership and their independence from the Funds' service providers, and recommend independent trustee candidates to the Governance Committee. The Nominating Committee will not consider nominees recommended by securities holders.

- The Qualified Legal Compliance Committee, which consists of the Independent Trustees, did not meet during the previous fiscal year. The purposes of the Qualified Legal Compliance Committee include, but are not limited to, investigating matters referred to it by the Chief Legal Officer and recommending (but not requiring) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE

                                                                                                            NUMBER OF
                         POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                         FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND        LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                      SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson         -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                 -    27
909 A Street             -    Interested Person        (institutional financial consultant);
Tacoma, WA 98402              of the SSgA Funds   -    Chairman of the Board, Frank Russell Investment
Age 65                        (as defined in           Management Company (investment management); and
                              the 1940 Act) due        Frank Russell Investment Company and Russell
                              to his employment        Investment Funds (registered investment companies);
                              by the parent       -    Chairman of the Board and Chief Executive Officer,
                              company of the           Russell Fund Distributors, Inc. (mutual fund
                              Administrator            broker-dealer and underwriter) and Frank Russell
                         -    Chairman of the          Trust Company; and
                              Board and           -    Director, Russell Insurance Agency, Inc. (manager
                              President                of investment companies); Frank Russell
                         -    Member,                  Investments (UK) Limited (unit trust management);
                              Governance               and Frank Russell Asset Management (Cayman) II LLC
                              Committee                (limited partnership investment).
                         -    Member, Valuation
                              Committee

Agustin J. Fleites       -    Principal           -    2002 to Present, President, SSgA Funds Management,        27
State Street Financial        Executive Officer        Inc. (investment advisor);
Center                        and Chief           -    2001 to Present, Senior Principal, State Street
                              Executive Officer        Global

One Lincoln Street            since 2003               Advisors; Managing Director, Advisor
Boston, MA 02111-2900    -    Trustee since            Strategies (investment management);
Age 39                        November 2004       -    1999 to 2001, Principal, Head of Exchange Traded
                                                       Funds, Offshore Funds and SSgA Latin America; and
                                                  -    1993 to 1999, Principal, Head of Asset Allocation
                                                       Strategies.

INDEPENDENT TRUSTEES

                                                                                                            NUMBER OF
                         POSITION(S) WITH SSgA                                                              PORTFOLIOS IN FUND
                         FUNDS;                                                                             COMPLEX
NAME, ADDRESS AND        LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                      SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
William L. Marshall      -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.        -    27
33 West Court Street     -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901          Committee                Companies, Inc. and the Marshall Financial Group,
Age 62                   -    Member,                  Inc. (a registered investment advisor and provider
                              Governance               of financial and related consulting services);
                              Committee           -    Certified Financial Planner and Member, Financial
                         -    Member, Valuation        Planners Association; and
                              Committee           -    Registered Representative and Principal for
                                                       Securities with Cambridge Investment Research,
                                                       Inc., Fairfield, Iowa.

Steven J. Mastrovich     -    Trustee since 1988  -    September 2000 to Present, Global Head of            -    27
623 Clapboardtree        -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                        Committee                Management (private real estate investment for
Westwood, MA 02090       -    Member,                  clients primarily outside of the US to locate
Age 48                        Governance               private real estate investments in the US);
                              Committee           -    January 2000 to September 2000, Managing Director,
                         -    Member, Valuation        HSBC Securities (USA) Inc. (banking and financial
                              Committee                services);
                                                  -    From 1998 to 2000, President, Key Global Capital,
                                                       Inc. (provider of equity and mezzanine capital to
                                                       real estate industry);
                                                  -    From 1997 to 1998, Partner, Squire, Sanders &
                                                       Dempsey (law firm); and
                                                  -    From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                       Gesmer (law firm).

Patrick J. Riley         -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth     -    27
One Corporate Place      -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road             Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923        -    Member,                  L.L.P. (law firm); and
Age 56                        Governance          -    Director, SSgA Cash Management Fund plc; and State
                              Committee                Street Global Advisors Ireland, Ltd. (investment
                         -    Member, Valuation        companies).

                              Committee
Richard D. Shirk         -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean         -    27
1180 Brookgate Way, NE   -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877        Committee           -    1996 to March 2001, President and Chief Executive
Age 59                   -    Member,                  Officer, Cerulean Companies, Inc. (holding
                              Governance               company);
                              Committee           -    1992 to March 2001, President and Chief Executive
                         -    Member, Valuation        Officer, Blue Cross/Blue Shield of Georgia (trade
                              Committee                association for independent Blue Cross and Blue
                                                       Shield health care plans);
                                                  -    1993 to November 2001, Chairman and Board Member,
                                                       Georgia Caring for Children Foundation (private
                                                       foundation);
                                                  -    November 1998 to Present, Board Member, Healthcare
                                                       Georgia Foundation (private foundation); and
                                                  -    September 2002 to Present, Board Member,
                                                       Amerigroup Corp. (managed health care).

Bruce D. Taber           -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric    -    27
26 Round Top Road        -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921             Committee                and services company); and
Age 61                   -    Member,             -    Director, SSgA Cash Management Fund plc and State
                              Governance               Street Global Advisors Ireland, Ltd. (investment
                              Committee                companies).
                         -    Member, Valuation
                              Committee

Henry W. Todd            -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.   -    27
150 Domorah Drive        -    Member, Audit            (flavorings manufacturer);
Montgomeryville, PA           Committee           -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                    -    Member,                  in vanilla flavoring); and
Age 57                        Governance          -    Director, SSgA Cash Management Fund plc and State
                              Committee                Street Global Advisors Ireland, Ltd. (investment
                         -    Member, Valuation        companies).
                              Committee

PRINCIPAL OFFICERS

                         POSITION(S) WITH SSgA
                         FUNDS;
NAME, ADDRESS AND        LENGTH OF TIME
AGE                      SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
J. David Griswold        -    Vice President      -    Director - Global Regulatory Policy and Assistant Secretary, Frank
909 A Street                  and Secretary            Russell Company (institutional financial consultant);
Tacoma, WA 98402              since 1994;         -    Assistant Secretary and Associate General Counsel, Director - Global
Age 47                   -    Chief Legal              Regulatory Policy, Frank Russell Investment Management Company
                              Officer since 2003       (investment management);

                                                  -    Director - Global Regulatory Policy, Russell Real Estate Advisors, Inc.
                                                       (investment management);
                                                  -    Assistant Secretary and Associate General Counsel, Frank Russell
                                                       Capital Inc. (investment advisor of private equity funds), and Frank
                                                       Russell Investments (Delaware), Inc. (member of general partner of private equity funds); Russell Fund Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                  -    Director, Secretary and Associate General Counsel, Frank Russell
                                                       Securities, Inc. (institutional brokerage firm); and
                                                  -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

James Ross               -    Vice President      -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
State Street Financial        since 2002               advisor);
Center                                            -    2000 to Present, Principal, State Street Global Advisors (investment
One Lincoln Street                                     management);
Boston, MA 02111-2900                             -    1992 to 2000, Vice President, State Street Corporation (diversified
Age 39                                                 financial services);
                                                  -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson          -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                  Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402              Accounting               company); and
Age 41                        Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                       Company and Russell Investment Funds (registered investment companies).

Peter A. Ambrosini       -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial        Officer since 2004       Management Officer, State Street Global Advisors;
Center                                            -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                     and
Boston, MA 02111-2900                             -    September 1985 to February 2001, Managing Director, Regulatory
Age 61                                                 Compliance Consulting Group, PricewaterhouseCoopers.

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid a base rate of $92,500 each fiscal year plus an additional $500-$1,000 per special meeting and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.

                                                                             FISCAL 2004 TOTAL
                                                                        COMPENSATION FROM FUND AND
                                           FISCAL 2004 AGGREGATE           FUND COMPLEX PAID TO
                NAME/POSITION              COMPENSATION FROM FUND               TRUSTEES
       -------------------------------------------------------------------------------------------
       Lynn L. Anderson,                           None                              None
       Chairman of the Board
       and President

       Agustin J. Fleites, Chief                   None                              None
       Executive Officer and
       Trustee

       William L. Marshall,                     $ 2,569                         $ 108,535
       Trustee

       Steven J. Mastrovich,                    $ 2,542                         $ 105,482
       Trustee

       Patrick J. Riley, Trustee                $ 2,571                         $ 108,636

       Richard D. Shirk, Trustee                $ 2,564                         $ 107,958

       Bruce D. Taber, Trustee                  $ 2,573                         $ 108,977

       Henry W. Todd, Trustee                   $ 2,605                         $ 112,387

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                                                                  AGGREGATE DOLLAR RANGE
                                                                                                  OF EQUITY SECURITIES IN
                                                                                                       ALL REGISTERED
                                                                                                    INVESTMENT COMPANIES
                                                                                                  OVERSEEN BY TRUSTEES IN
                                                                                                    FAMILY OF INVESTMENT
         TRUSTEE                          DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                  COMPANIES
Lynn L. Anderson, Trustee              Disciplined Equity Fund               $10,001-$50,000              $10,001-$50,000

                                       Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee           All Funds                             $0                                 $0

Steven J. Mastrovich, Trustee          S&P 500 Index Fund                    $50,001-$100,000            $50,001-$100,000

Patrick J. Riley, Trustee              Special Equity Fund                   $10,001-$50,000                Over $100,000

                                       Aggressive Equity Fund                $10,001-$50,000

                                       International Stock Selection         $50,001-$100,000
                                       Fund

                                       Emerging Markets Fund                 $50,001-$100,000

                                       Core Opportunities Fund               Over $100,000

                                       Small Cap Fund                        Over $100,000

                                       Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee              Special Equity Fund                   $10,001-$50,000              $10,001-$50,000

Bruce D. Taber, Trustee                Bond Market Fund                      $10,001-$50,000              $50,001-$100,000

                                       Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee                 All Funds                             $0                                 $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2004, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2004, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- Louisiana State Employees LR53, 8401 United Plaza Blvd., Baton Rouge, LA 70809-7017--20.67%

-   State Street Solutions, 3 Batterymarch Park, Quincy, MA 02169-7422--19.52%

- Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104-4122--11.47%

-   National Financial Securities Corp., PO Box 3908, Church Street
    Station--7.71%

- West Virginia University Foundation, One Waterfront Place, 7th Floor, Morgantown, WV 26501--5.91%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:


        2004               2003              2002
        ---------------------------------------------------
        $ 702,458          $ 636,689         $ 617,605

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 6, 2004, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Boston, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


        2004            2003            2002
        --------------------------------------------------
        $ 119,056       $ 110,271       $ 109,352

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to all funds other than international funds, feeder funds and the LifeSolutions Funds:

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-   Multiple Class Fee--$18,000 per class;

- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-   Yield Calculation. $350 per month;

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

-   On-line Service Charges, Accounting--$80 per month per fund; and

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) during the fiscal years ended August 31:

        2002
        ---------
        $ 80,793

Since March 1, 2002, the fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


        2004                 2003                  2002
        ----------------------------------------------------
        $ 330,189            $ 204,388             $ 128,014


For fiscal 2004, these amounts are reflective of the following individual payments:


       Advertising                           $  17,322
       Printing                                  1,819
       Compensation to Dealers                 198,436
       Compensation to Sales Personnel          99,073
       Other(1)                                 13,539
                                             ---------
       Total                                 $ 330,189
                                             =========

Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:


        2004               2003                 2002
        --------------------------------------------------
        $ 70,261           $ 63,669             $ 61,761

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 16, 2004, the Funds' Board of Trustees, upon the recommendation of the Audit Committee, voted to appoint Deloitte & Touche LLP as their independent registered public accounting firm for the fiscal year ending August 31, 2005, subject to Deloitte & Touche LLP's satisfaction with new client procedures. Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116. Through the fiscal year ending August 31, 2004, PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm. The mailing address of PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP's report on the Funds' financial statements for the fiscal year ending August 31, 2004, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

During the fiscal year ended August 31, 2004, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2004, are as follows:

                                                                 PRINCIPAL
                                                                  ($000)
                                                           --------------------
       Morgan Stanley Co. Inc.                                    29,671
       Lehman Brothers Inc.                                       28,281
       JP Morgan Chase Bank/Greenwich CA                          26,821
       Deutsche Bank Securities                                   22,434
       Chase Securities Inc.                                      20,310
       Bank of America Securities LLC                             19,486
       Citigroup Global Markets Inc.                              18,930
       Credit Suisse First Boston                                 16,335
       Barclays Capital Inc.                                      16,041
       Goldman Sachs & Co.                                         8,000

The Yield Plus Fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines net asset value per share twice each business day at 12 noon Eastern time and at the close of the regular trading session of the New York Stock Exchange or 4 p.m. Eastern time, whichever is earlier.

A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days. Currently, the fund is open every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Good Friday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange or Federal Reserve is closed (including weekends and holidays or after 12 noon Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2004, the fund had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:


                CARRYOVER AMOUNT          EXPIRATION DATE
               -----------------------------------------------
                  $ 1,891,303             August 31, 2007
                  $    80,342             August 31 2008
                  $ 2,135,735             August 31, 2009
                  $   519,218             August 31, 2011

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                             P(1+T)(TO THE POWER OF n) = ERV

        where:  P =           a hypothetical initial payment of $1,000
                T =           average annual total return
                n =           number of years
                ERV =         ending redeemable value of a hypothetical
                              $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                             P(1+T)(TO THE POWER OF n) = ATV SUB(D)

        where:  P =           a hypothetical initial payment of $1,000
                T =           average annual total return (after taxes on
                              distributions)
                n =           number of years
                ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods
                              (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                     AVERAGE ANNUAL TOTAL RETURN
        -----------------------------------------------------------
        ONE YEAR ENDING    FIVE YEARS ENDING     TEN YEARS ENDING
        AUGUST 31, 2004    AUGUST 31, 2004       AUGUST 31, 2004(1)
        -----------------------------------------------------------
             1.28%            3.29%                4.39%

Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

        YIELD = 2[(a-b+1)(TO THE POWER OF 6)-1]
                   ---
                    Cd

        where: A =  dividends and interests earned during the period

----------
(1) The fund commenced operations on November 9, 1992.

               B =  expenses accrued for the period (net of reimbursements);

               C = average daily number of shares outstanding during the period that were entitled to receive dividends; and

               D = the maximum offering price per share on the last day of the period.

The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the fund. Total return and other performance figures are based on historical earnings and are not indicative of future performance.

The current 30-day yield (annualized) for the fund for the period ended August 31, 2004 was 1.20%.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. As of August 31, 2004, you may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2004 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

          APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2) provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4) matches proxies received with holdings as of record date;
   5) reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7) documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

   - Against offers when there are prospects for an enhanced bid or other bidders

   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.